UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04000

SUMMIT MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2009

Item 1. Report to Stockholders.


Summit Zenith
Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments

A UNIFI Company

4	Portfolio Manager Remarks
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
20	Financial Highlights
22	Explanation of Financial Tables
23	Proxy Voting
24	Availability of Quarterly Portfolio Holdings
25	Basis for Board's Approval of Investment Advisory Contracts
27	Director and Officer Information Table

Summit Zenith Portfolio

Managed by Calvert Asset Management Company, Inc.

Performance

For the 12-month period ended December 31, 2009, Summit Zenith Portfolio returned 25.40%, outperforming the Russell 1000 Value Index, which returned 19.69%. The portfolio's outperformance was largely the result of strong stock selection.

Summit Zenith Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	25.40%
Five year	0.26%
Ten year	5.08%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

We entered 2009 with a new President, an untested Treasury secretary, and a relatively new Federal Reserve chairman. Their first order of business was to save the financial system from itself. After the dual shocks of the Lehman Brothers bankruptcy and JPMorgan Chase's acquisition of Bear Stearns, the powers in Washington D.C. rescued almost all remaining major banks and financial firms. Unprecedented government and central bank support eased the panic and helped unlock capital markets. Corporate refinancing, which was all but impossible in late 2008 and early 2009, became much easier with the federal funds rate at nearly zero percent and the implicit guarantee that almost all credit would be backstopped by the Federal Reserve.

Markets continued their losing ways until late March 2009. From that point on, they experienced a rally that was even more impressive than annual numbers suggest because it appears to have resulted not from investor enthusiasm, but from markets being oversold late in 2008. Investors, some of whom may have had too much exposure to equities when the market crashed, remained wary even as markets rebounded. Money market holdings, yielding nearly zero, held little attraction for investors. Bond funds became the primary beneficiary of investors' stock market fears and money markets' yield stinginess.

Portfolio Strategy

Early in the year, as equities continued to lose steam, we increased the portfolio's defensive holdings in companies such as Kroger, Berkshire Hathaway, Johnson & Johnson, Southern Company, and Wal-Mart. As equities bottomed in March and rallied into July, we increased the portfolio's holdings of CBS, News Corporation, Equity Residential, and Goldman Sachs. Citigroup, Genworth, and Boeing had fallen on hard times during 2008, but rebounded sufficiently for us to sell our positions during 2009, freeing capital for investment in other opportunities.

We added high-quality names such as U.S. Bank and ExxonMobil to the portfolio. Whenever we have an opportunity to add to the Portfolio's holdings of high-quality stocks at attractive valuations we do so. We also added Newmont Mining and Devon Energy when their prices dropped as a result of commodity fears. We later reduced these positions as their share prices rebounded. We also initiated and built a position in Burlington Northern Santa Fe. We sold these shares once Berkshire Hathaway made its acquisition offer (which was a major reason for our initiation of the position).
Economic Sectors	% of Total Investments
Consumer Discretionary	7.9%
Consumer Staples	10.6%
Energy	16.9%
Financials	22.6%
Health Care	9.1%
Industrials	7.5%
Information Technology	8.8%
Materials	2.8%
Telecommunication Services	6.1%
Time Deposit	3.0%
Utilities	4.7%
Total	100%

Contributors to Performance

The sectors that contributed most to the Portfolio's performance during the one year period were Energy, Industrial, and Financial.

Stock selection within the Energy sector helped the Portfolio outperform the benchmark. Relative to the benchmark, the portfolio was underweight ExxonMobil and overweight Anadarko Petroleum, BP, and Spectra Energy. The higher-beta names benefited as oil rose from $50 to $80 per barrel over the course of the year. (Beta refers to the level of price variability in a stock relative to the broad market.) Anadarko Petroleum also was a top contributor to portfolio return as it benefited from exploration successes in West Africa and was rumored to be a potential takeover candidate.

Industrials also contributed postively to performance, primarily as a result of superior stock selection. Overweight positions in 3M and Boeing made positive performance contributions, as did a relative underweight to General Electric.

Finally, the Portfolio benefited from strong subsector allocation within the Financial sector. The portfolio was overweight Capital Markets and underweight Commercial Banks and Diversified Financials. Three of the top-performing companies in the portfolio were in the Financial sector: JPMorgan Chase, Goldman Sachs, and Discover Financial Services.

Detractors from Performance

The Consumer Staples, Materials, and Healthcare sectors detracted from the Portfolio's relative performance during the year. The Portfolio had poor subsector allocations within Consumer Staples. It was overweight Food & Staples Retailing with holdings in Kroger, Wal-Mart, and CVS Caremark. Kroger shares lost value late in the year when it was forced to drop prices in response to heightened competition and value-minded consumers.

Our holdings in the Materials sector also detracted from relative performance primarily because the portfolio did not include Freeport-McMoran, which soared an astonishing 225% during the year. A bright spot in the sector was Newmont Mining, which performed well as it profited from the escalating price of gold.

Healthcare also hurt performance due to poor stock selection within the sector. The Portfolio did not hold Wyeth, which was a top performer in the benchmark. Wyeth's shares gained when Pfizer announced that it was acquiring the company. The Portfolio's overweight position in Managed Care and a lack of exposure to Biotechnology made positive performance contributions.

Outlook

The stimulus package of 2009 was not large enough to reduce unemployment. Consequently, 2010 appears to be the year of job protection, especially in this election year. Voters were not clamoring for new legislation in 2009, but they are fearful of high unemployment and waiting to see what politicians will do to produce jobs. This environment should prove equity-friendly, as it is likely that Congress will favor business-friendly proposals instead of punitive, job-destroying legislation.

In 2010, we could see further recovery in equity prices as economic growth returns. Our plan is to stay fully invested and shift investments from cyclical holdings (on economic enthusiasm) to defensive holdings (as the recovery sputters) and back again.

See the prospectus supplement included at the back of this report for an update on the Portfolio's investment objective and investment strategies.

January 2010

As of December 31, 2009, the following companies represented the following percentages of Portfolio net assets: JPMorgan Chase (2.39%), Kroger (1.96%), Berkshire Hathaway (1.95%), Johnson & Johnson (1.92%), Southern Company (2.58%), Wal-Mart (1.92%), CBS (1.38%), News Corporation (1.58%), Equity Residential (1.25%), Goldman Sachs (0.99%), Citigroup (0.0%), Genworth (0.0%), Boeing (0.0%), U.S. Bancorp (0.86%), ExxonMobil (2.20%), Newmont Mining (1.67%), Devon Energy (2.31%), Burlington Northern Santa Fe (0.0%), Anadarko Petroleum (1.70%), BP (2.15%), Spectra Energy (1.60%), 3M (1.89%), General Electric (1.94%), Discover Financial Services (1.47%), CVS Caremark (1.73%), Freeport-McMoran (0.0%), Wyeth (0.0%), and Pfizer (2.23%). All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Actual	$1,000.00	$1,224.60	$4.15
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.48	$3.77

* Expenses are equal to the Fund's annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Zenith Portfolio:

We have audited the accompanying statement of net assets of the Summit Zenith Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Zenith Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

December 31, 2009
Equity Securities - 96.9%	Shares	Value
Capital Markets - 6.5%
AllianceBernstein Holding LP*	96,000	$2,697,600
Bank of New York Mellon Corp.	115,458	3,229,360
Goldman Sachs Group, Inc.	10,400	1,755,936
Legg Mason, Inc.	70,000	2,111,200
Morgan Stanley	57,100	1,690,160
		11,484,256

Chemicals - 1.1%
Dow Chemical Co.	70,400	1,945,152

Commercial Banks - 2.6%
US Bancorp	67,700	1,523,927
Wells Fargo & Co.	116,900	3,155,131
		4,679,058

Communications Equipment - 4.1%
Cisco Systems, Inc.*	144,000	3,447,360
Motorola, Inc.*	236,700	1,836,792
Nokia Oyj (ADR)	159,600	2,050,860
		7,335,012

Computers & Peripherals - 1.6%
International Business Machines Corp.	21,400	2,801,260

Consumer Finance - 1.5%
Discover Financial Services	178,100	2,619,851

Diversified Financial Services - 4.2%
Bank of America Corp.	216,684	3,263,261
JPMorgan Chase & Co.	102,204	4,258,841
		7,522,102

Diversified Telecommunication Services - 6.1%
AT&T, Inc.	160,500	4,498,815
Frontier Communications Corp.	291,600	2,277,396
Verizon Communications, Inc.	125,300	4,151,189
		10,927,400

Electric Utilities - 4.7%
Duke Energy Corp.	214,144	3,685,418
Southern Co.	137,800	4,591,496
		8,276,914

Electrical Equipment - 1.9%
Emerson Electric Co.	80,300	3,420,780

Electronic Equipment & Instruments - 1.4%
Tyco Electronics Ltd.	103,325	2,536,629

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - 6.3%
CVS Caremark Corp.	95,400	$3,072,834
Kroger Co.	169,800	3,485,994
Walgreen Co.	34,800	1,277,856
Wal-Mart Stores, Inc.	63,900	3,415,455
		11,252,139

Food Products - 4.3%
Kraft Foods, Inc.	151,372	4,114,291
Unilever NV	107,500	3,475,475
		7,589,766

Health Care Equipment & Supplies - 1.5%
Covidien plc	57,425	2,750,083

Health Care Providers & Services - 1.8%
WellPoint, Inc.*	53,400	3,112,686

Household Durables - 0.9%
Sony Corp. (ADR)	57,600	1,670,400

Industrial Conglomerates - 5.6%
3M Co.	40,600	3,356,402
General Electric Co.	228,200	3,452,666
Tyco International Ltd.*	86,425	3,083,644
		9,892,712

Insurance - 6.6%
Allstate Corp.	79,200	2,379,168
Berkshire Hathaway, Inc., Class B*	1,055	3,466,730
MetLife, Inc.	83,700	2,958,795
Travelers Co.'s, Inc.	59,200	2,951,712
		11,756,405

Internet Software & Services - 0.1%
AOL, Inc.*	7,742	180,234

Media - 6.9%
CBS Corp., Class B	174,074	2,445,740
Comcast Corp.	197,600	3,331,536
Gannett Co., Inc.	86,200	1,280,070
News Corp., Class B	176,300	2,806,696
Time Warner, Inc.	85,166	2,481,737
		12,345,779

Metals & Mining - 1.7%
Newmont Mining Corp.	62,800	2,971,068

Oil, Gas & Consumable Fuels - 16.8%
Anadarko Petroleum Corp.	48,300	3,014,886
BP plc (ADR)	66,000	3,826,020
ConocoPhillips	82,542	4,215,420
Devon Energy Corp.	56,000	4,116,000
Exxon Mobil Corp.	57,400	3,914,106

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
Marathon Oil Corp.	124,500	$3,886,890
Royal Dutch Shell plc (ADR)	69,300	4,165,623
Spectra Energy Corp.	138,672	2,844,163
		29,983,108

Pharmaceuticals - 5.8%
GlaxoSmithKline plc (ADR)	70,900	2,995,525
Johnson & Johnson	52,900	3,407,289
Pfizer, Inc.	218,200	3,969,058
		10,371,872

Real Estate Investment Trusts - 1.3%
Equity Residential	65,900	2,226,102

Software - 1.6%
Microsoft Corp.	93,200	2,841,667

Total Equity Securities (Cost $199,550,168)		172,492,435

	Principal
Time Deposit - 3.0%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$5,352,760	5,352,760

Total Time Deposit (Cost $5,352,760)		5,352,760

TOTAL INVESTMENTS (Cost $204,902,928) - 99.9%		177,845,195
Other assets and liabilities, net - 0.1%		217,978
Net Assets - 100%		$178,063,173

Net Assets Consist of:
Paid-in capital applicable to 2,930,839 shares of common stock outstanding;
$0.10 par value, 40,000,000 shares authorized		$236,481,405
Undistributed net investment income		318,385
Accumulated net realized gain (loss) on investments		(31,678,884)
Net unrealized appreciation (depreciation) on investments		(27,057,733)

Net Assets		$178,063,173

Net Asset Value per share		$60.76

*Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $67,232)	$4,450,530
Interest income	1,514
Total investment income	4,452,044

Expenses:
Investment advisory fee	973,582
Transfer agent fees and expenses	2,627
Directors' fees and expenses	26,187
Administrative fees	152,122
Accounting fees	25,408
Custodian fees	22,072
Reports to shareholders	50,442
Professional fees	32,143
Miscellaneous	11,608
Total expenses	1,296,191
Reimbursement from Advisor	(170,174)
Fees paid indirectly	(313)
Net expenses	1,125,704

Net Investment Income	3,326,340

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(29,235,023)
Change in unrealized appreciation or (depreciation)	62,691,043

Net Realized and Unrealized Gain
(Loss) on Investments	33,456,020

Increase (Decrease) in Net Assets
Resulting From Operations	$36,782,360

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$3,326,340	$1,094,473
Net realized gain (loss) on investments	(29,235,023)	649,111
Change in unrealized appreciation or (depreciation)	62,691,043	(20,707,578)

Increase (Decrease) in Net Assets
Resulting From Operations	36,782,360	(18,963,994)

Distributions to shareholders from:
Net investment income	(3,261,948)	(1,753,024)
Net realized gain	(354,426)	(5,154,085)
Total distributions	(3,616,374)	(6,907,109)

Capital share transactions:
Shares sold	14,172,390	6,549,955
Reinvestment of distributions	3,616,370	6,907,105
Shares issued from merger (see Note A)	--	107,884,520
Shares redeemed	(17,316,930)	(9,202,613)
Total capital share transactions	471,830	112,138,967

Total Increase (Decrease) in Net Assets	33,637,816	86,267,864

Net Assets
Beginning of year	144,425,357	58,157,493
End of year (including undistributed net investment income
of $318,385 and $241,869, respectively)	$178,063,173	$144,425,357

Capital Share Activity
Shares sold	289,892	99,232
Reinvestment of distributions	59,072	99,493
Shares issued from merger (see Note A)	--	2,227,178
Shares redeemed	(338,718)	(130,949)
Total capital share activity	10,246	2,294,954

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Summit Zenith Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

On December 12, 2008, the net assets of the Ameritas Income & Growth Portfolio, a series of Calvert Variable Series, Inc. merged into Summit Mutual Funds, Inc., Zenith Portfolio. The merger was accomplished by a tax-free exchange of 13,716,124 shares of Ameritas Income & Growth Portfolio (valued at $107,884,520) for 2,227,178 shares of the Summit Zenith Portfolio outstanding at December 12, 2008. The Ameritas Income & Growth Portfolio's net assets as of December 12, 2008, including $74,101,129 of unrealized depreciation, were combined with those of Summit Zenith Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$172,492,435	--	--	$172,492,435
Other debt obligations	--	$5,352,760	--	5,352,760
TOTAL	$172,492,435	$5,352,760	--	$177,845,195

*For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.64% of the Portfolio's average daily net assets. Under the terms of the agreement, $96,111 was payable at year end. In addition, $2,762 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.74%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $15,032 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $64 for the year ended December 31, 2009. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $44,981,909 and $42,652,643, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-15	$2,277,422
31-Dec-17	29,095,011

Capital losses may be utilized to offset future capital gains until expiration. The Portfolio's use of net capital loss carryforwards acquired from Ameritas Income & Growth Portfolio may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$3,261,948	$3,179,457
Long term capital gain	354,426	3,727,652
Total	$3,616,374	$6,907,109

As of December 31, 2009, the tax basis components of distributable earnings / (accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$8,750,016
Unrealized (depreciation)	(36,114,200)
Net unrealized appreciation/(depreciation)	($27,364,184)
Undistributed ordinary income	$318,385
Capital loss carryforward	($31,372,433)
Federal income tax cost of investments	$205,209,379

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, partnerships and capital loss carryovers subject to limitations under the Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships and real estate investment trusts.

Undistributed net investment income	$12,124
Accumulated net realized gain (loss)	53,874
Paid-in capital	(65,998)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$5,161	1.46%	$186,341	October 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates $354,426 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$49.45	$92.96	$101.12
Income from investment operations
Net investment income	1.16	.61	1.64
Net realized and unrealized gain (loss)	11.41	(34.05)	(.06)
Total investment operations	12.57	(33.44)	1.58
Distributions from
Net investment income	(1.14)	(1.95)	(1.42)
Net realized gain	(.12)	(8.12)	(8.32)
Total distributions	(1.26)	(10.07)	(9.74)
Total increase (decrease) in net asset value	11.31	(43.51)	(8.16)
Net asset value, ending	$60.76	$49.45	$92.96

Total return*	25.40%	(39.49%)	1.40%
Ratios to average net assets: A
Net investment income (loss)	2.19%	2.14%	1.61%
Total expenses	.85%	.90%	.87%
Expenses before offsets	.74%	.90%	.87%
Net expenses	.74%	.90%	.87%
Portfolio turnover	29%	34%	42%
Net assets, ending (in thousands)	$178,063	$144,425	$58,157

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$91.78	$91.30
Income from investment operations
Net investment income	1.42	1.35
Net realized and unrealized gain (loss)	18.02	4.57
Total from investment operations	19.44	5.92
Distributions from
Net investment income	(1.42)	(1.43)
Net realized gain	(8.68)	(4.01)
Total distributions	(10.10)	(5.44)
Total increase (decrease) in net asset value	9.34	.48
Net asset value, ending	$101.12	$91.78

Total return*	23.12%	6.92%
Ratios to average net assets: A
Net investment income (loss)	1.57%	1.49%
Total expenses	.88%	.89%
Expenses before offsets	.88%	.89%
Net expenses	.88%	.89%
Portfolio turnover	61%	57%
Net assets, ending (in thousands)	$62,428	$52,795

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory ContractS

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one- and three-year periods and above the median of its peer universe for the five-year period ended June 30, 2009. The data also indicated that the Portfolio underperformed its Lipper index for the one- and three-year periods ended June 30, 2009, and it outperformed the Lipper index for the five-year period ended June 30, 2009. The Board took into account management's discussion of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was below the median of its peer group and that total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board noted that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's growth and size on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit S&P 500
Index Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments

A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Notes to Financial Statements
31	Financial Highlights
33	Explanation of Financial Tables
34	Proxy Voting
35	Availability of Quarterly Portfolio Holdings
35	Basis for Boards Approval of Investment Advisory Contracts
39	Director and Officer Information Table

Summit S&P 500 Index Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit S&P 500 Index Portfolio provided a return of 26.11% compared to a return of 26.46% for the Standard & Poor's (S&P) 500 Index. As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the S&P 500 Index. The portfolio's underperformance was largely attributable to fees and operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody, and other services.

Summit S&P 500 Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	26.11%
Five year	0.12%
Ten year	-1.33%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

Economic and market performance in early 2009 closely resembled that of late 2008. Equity markets were weak. Fixed income markets were frozen. Economies around the world were in recession. The stability of the global financial system was uncertain, as was the viability of many of the world's leading financial institutions. In an effort to prevent economic depression, the Federal Reserve and central banks around the world flooded the system with liquidity and stabilized markets. Severely negative GDP growth in the United States, which persisted from late 2008 into 2009, turned positive during the last two quarters of the year, albeit off a lower base.

The stabilized banking system, an improved economic outlook, and low valuations fueled a stock market rally that lasted throughout much of 2009. The S&P 500 Index, which declined significantly during the first quarter of 2009, hit bottom in early March at a level of 676.53. For the balance of the year, the index trended higher, closing the year at 1,115.10. Including dividend reinvestment, the index gained 67.8% from its March 2009 low through the end of the year.

Portfolio Strategy

The Portfolio continued to meet its investment objective of closely tracking the total return of the S&P 500 Index. The index includes 500 of the largest companies in the United States and is widely accepted as a proxy for the performance of U.S. markets. These companies delivered strong returns for the year in absolute terms.

At year end, the S&P 500 Index was most heavily weighted in Information Technology (19.9%) and Financials (14.4%) companies. Other sectors of significant weight included Healthcare (12.6%) and Energy (11.5%). The portfolio had the lowest exposure to companies in the Telecommunications Services (3.2%) and Utilities (3.6%) sectors.

The top-performing sectors of the S&P 500 Index, including dividend reinvestment, were Information Technology (up 61.7% in 2009), Materials (48.6%), and Consumer Discretionary (41.5%). The worst performers included the Telecommunication Services (8.9%), Utilities (11.9%), and Energy (13.8%) sectors.

Summit S&P 500 Index Portfolio fully replicates the S&P 500 Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold slightly different weightings than the Index. Since the S&P 500 Index is not a mutual fund, direct investment is not possible and there are no expenses charged against its return as there are against the Portfolio's return.
Economic Sectors	% of Total Investments
Consumer Discretionary	9.2%
Consumer Staples	10.8%
Energy	10.9%
Exchange Traded Funds	1.1%
Financials	13.6%
Government	0.4%
Health Care	12.0%
Industrials	9.6%
Information Technology	18.8%
Materials	3.4%
Telecommunication Services	3.0%
Time Deposit	3.7%
Utilities	3.5%
Total	100%

Outlook

The outlook for 2010 is for modest growth in the U.S. and global economies, and for improved corporate earnings. Interest rates may increase modestly as the economy strengthens and the Federal Reserve removes the massive liquidity that it has injected into the market. Riskier assets, including equities, may outperform in this environment, in a continuation of the trend established in 2009.

Challenges will remain, however, as the economic recovery will likely be muted by high unemployment and by consumers who continue to repair their balance sheets by curtailing spending. In addition, financial institutions will continue to deal with problem assets, and weakness in the commercial real estate market will likely bring new challenges in 2010. Lastly, the prospect of higher interest rates may negatively affect price/earnings multiples in the equity markets.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,223.60	$2.13
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.29	$1.94

* Expenses are equal to the Fund's annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit S&P 500 Index Portfolio:

We have audited the accompanying statement of net assets of the Summit S&P 500 Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit S&P 500 Index Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
Equity Securities - 94.8%	Shares	Value
Aerospace & Defense - 2.6%
Boeing Co.	16,477	$891,900
General Dynamics Corp.	8,752	596,624
Goodrich Corp.	2,822	181,314
Honeywell International, Inc.	17,507	686,274
ITT Corp.	4,150	206,421
L-3 Communications Holdings, Inc.	2,634	229,026
Lockheed Martin Corp.	7,268	547,644
Northrop Grumman Corp.	7,127	398,043
Precision Castparts Corp.	3,194	352,458
Raytheon Co.	8,564	441,217
Rockwell Collins, Inc.	3,545	196,251
United Technologies Corp.	21,226	1,473,297
		6,200,469

Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	3,774	221,647
Expeditors International of Washington, Inc.	4,800	166,704
FedEx Corp.	7,108	593,163
United Parcel Service, Inc., Class B	22,485	1,289,964
		2,271,478

Airlines - 0.1%
Southwest Airlines Co.	16,832	192,390

Auto Components - 0.2%
Goodyear Tire & Rubber Co.*	5,851	82,499
Johnson Controls, Inc.	15,251	415,437
		497,936

Automobiles - 0.4%
Ford Motor Co.*	75,075	750,750
Harley-Davidson, Inc.	5,318	134,014
		884,764

Beverages - 2.5%
Brown-Forman Corp., Class B	2,469	132,264
Coca-Cola Co.	52,700	3,003,900
Coca-Cola Enterprises, Inc.	7,208	152,810
Constellation Brands, Inc.*	4,267	67,973
Dr Pepper Snapple Group, Inc.	5,759	162,980
Molson Coors Brewing Co., Class B	3,576	161,492
Pepsi Bottling Group, Inc.	3,276	122,850
PepsiCo, Inc.	35,401	2,152,381
		5,956,650

Equity Securities - Cont'd	Shares	Value
Biotechnology - 1.5%
Amgen, Inc.*	23,002	$1,301,223
Biogen Idec, Inc.*	6,562	351,067
Celgene Corp.*	10,381	578,014
Cephalon, Inc.*	1,787	111,527
Genzyme Corp.*	6,020	295,040
Gilead Sciences, Inc.*	20,344	880,488
		3,517,359

Building Products - 0.0%
Masco Corp.	8,136	112,358

Capital Markets - 2.6%
Ameriprise Financial, Inc.	5,785	224,574
Bank of New York Mellon Corp.	27,474	768,448
Charles Schwab Corp.	21,904	412,233
E*Trade Financial Corp.*	38,249	66,936
Federated Investors, Inc., Class B	1,821	50,079
Franklin Resources, Inc.	3,353	353,239
Goldman Sachs Group, Inc.	11,692	1,974,077
Invesco Ltd.	9,952	233,772
Janus Capital Group, Inc.	3,994	53,719
Legg Mason, Inc.	3,532	106,525
Morgan Stanley	30,992	917,363
Northern Trust Corp.	5,486	287,466
State Street Corp.	11,230	488,954
T. Rowe Price Group, Inc.	5,852	311,619
		6,249,004

Chemicals - 1.9%
Air Products & Chemicals, Inc.	4,808	389,736
Airgas, Inc.	1,788	85,109
CF Industries Holdings, Inc.	1,054	95,682
Dow Chemical Co.	25,922	716,225
Eastman Chemical Co.	1,648	99,275
Ecolab, Inc.	5,403	240,866
EI Du Pont de Nemours & Co.	20,483	689,663
FMC Corp.	1,577	87,933
International Flavors & Fragrances, Inc.	1,904	78,331
Monsanto Co.	12,356	1,010,103
PPG Industries, Inc.	3,796	222,218
Praxair, Inc.	6,939	557,271
Sigma-Aldrich Corp.	2,751	139,008
		4,411,420

Commercial Banks - 2.6%
BB&T Corp.	15,615	396,153
Comerica, Inc.	3,425	101,277
Fifth Third Bancorp	18,033	175,822
First Horizon National Corp.*	5,363	71,860
Huntington Bancshares, Inc.	16,036	58,531
KeyCorp	20,923	116,123
M&T Bank Corp.	1,980	132,442
Marshall & Ilsley Corp.	12,188	66,425

Equity Securities - Cont'd	Shares	Value
Commercial Banks - Cont'd
PNC Financial Services Group, Inc.	10,486	$553,556
Regions Financial Corp.	27,946	147,834
SunTrust Banks, Inc.	11,313	229,541
US Bancorp	43,688	983,417
Wells Fargo & Co.	116,486	3,143,957
Zions Bancorporation	3,472	44,546
		6,221,484

Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	2,440	89,036
Cintas Corp.	3,180	82,839
Iron Mountain, Inc.*	4,358	99,188
Pitney Bowes, Inc.	4,711	107,222
Republic Services, Inc.	7,337	207,711
RR Donnelley & Sons Co.	4,655	103,667
Stericycle, Inc.*	1,825	100,685
Waste Management, Inc.	11,111	375,663
		1,166,011

Communications Equipment - 2.5%
Cisco Systems, Inc.*	130,366	3,120,962
Harris Corp.	2,818	133,996
JDS Uniphase Corp.*	4,337	35,780
Juniper Networks, Inc.*	11,936	318,333
Motorola, Inc.*	52,467	407,144
QUALCOMM, Inc.	38,046	1,760,008
Tellabs, Inc.*	9,576	54,392
		5,830,615

Computers & Peripherals - 5.6%
Apple, Inc.*	20,448	4,311,665
Dell, Inc.*	39,167	562,438
EMC Corp.*	46,485	812,093
Hewlett-Packard Co.	53,906	2,776,698
International Business Machines Corp.	29,820	3,903,438
Lexmark International, Inc.*	1,890	49,102
NetApp, Inc.*	7,820	268,930
QLogic Corp.*	2,876	54,270
SanDisk Corp.*	5,179	150,139
Sun Microsystems, Inc.*	17,246	161,595
Teradata Corp.*	3,857	121,226
Western Digital Corp.*	5,159	227,770
		13,399,364

Construction & Engineering - 0.2%
Fluor Corp.	4,055	182,637
Jacobs Engineering Group, Inc.*	2,830	106,436
Quanta Services, Inc.*	5,097	106,222
		395,295

Construction Materials - 0.1%
Vulcan Materials Co.	2,949	155,324

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 0.8%
American Express Co.	26,994	$1,093,797
Capital One Financial Corp.	10,266	393,598
Discover Financial Services	12,313	181,124
SLM Corp.*	10,759	121,254
		1,789,773

Containers & Packaging - 0.2%
Ball Corp.	2,138	110,534
Bemis Co., Inc.	2,595	76,942
Owens-Illinois, Inc.*	3,824	125,695
Pactiv Corp.*	3,193	77,079
Sealed Air Corp.	3,838	83,899
		474,149

Distributors - 0.1%
Genuine Parts Co.	3,619	137,377

Diversified Consumer Services - 0.2%
Apollo Group, Inc.*	2,923	177,075
DeVry, Inc.	1,491	84,585
H&R Block, Inc.	7,494	169,514
		431,174

Diversified Financial Services - 4.1%
Bank of America Corp.	225,493	3,395,925
Citigroup, Inc.	444,524	1,471,374
CME Group, Inc.	1,509	506,949
IntercontinentalExchange, Inc.*	1,665	186,979
JPMorgan Chase & Co.	89,397	3,725,173
Leucadia National Corp.*	4,571	108,744
Moody's Corp.	4,381	117,411
NYSE Euronext	5,892	149,068
The NASDAQ OMX Group, Inc.*	3,326	65,921
		9,727,544

Diversified Telecommunication Services - 2.7%
AT&T, Inc.	133,909	3,753,469
CenturyTel, Inc.	6,764	244,925
Frontier Communications Corp.	6,531	51,007
Qwest Communications International, Inc.	33,811	142,344
Verizon Communications, Inc.	64,393	2,133,340
Windstream Corp.	9,657	106,131
		6,431,216

Electric Utilities - 1.9%
Allegheny Energy, Inc.	3,845	90,281
American Electric Power Co., Inc.	10,828	376,706
Duke Energy Corp.	29,809	513,013
Edison International	7,386	256,885
Entergy Corp.	4,266	349,130
Exelon Corp.	14,952	730,704
FirstEnergy Corp.	6,907	320,830

Equity Securities - Cont'd	Shares	Value
Electric Utilities - Cont'd
FPL Group, Inc.	9,387	$495,821
Northeast Utilities	3,980	102,644
Pepco Holdings, Inc.	5,323	89,693
Pinnacle West Capital Corp.	2,446	89,475
PPL Corp.	8,559	276,541
Progress Energy, Inc.	6,344	260,167
Southern Co.	18,198	606,357
		4,558,247

Electrical Equipment - 0.5%
Emerson Electric Co.	17,055	726,543
First Solar, Inc.*	1,091	147,721
Rockwell Automation, Inc.	3,229	151,699
Roper Industries, Inc.	2,110	110,501
		1,136,464

Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc.*	7,864	244,334
Amphenol Corp.	3,889	179,594
Corning, Inc.	35,321	682,049
FLIR Systems, Inc.*	3,636	118,970
Jabil Circuit, Inc.	4,448	77,262
Molex, Inc.	3,006	64,779
		1,366,988

Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	7,024	284,332
BJ Services Co.	6,655	123,783
Cameron International Corp.*	5,581	233,286
Diamond Offshore Drilling, Inc.	1,576	155,110
FMC Technologies, Inc.*	2,741	158,539
Halliburton Co.	20,558	618,590
Nabors Industries Ltd.*	6,442	141,015
National Oilwell Varco, Inc.	9,487	418,282
Rowan Co.'s, Inc.*	2,394	54,200
Schlumberger Ltd.	27,252	1,773,833
Smith International, Inc.	5,613	152,505
		4,113,475

Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	9,907	586,197
CVS Caremark Corp.	32,019	1,031,332
Kroger Co.	14,725	302,304
Safeway, Inc.	8,970	190,971
SUPERVALU, Inc.	5,120	65,075
Sysco Corp.	13,441	375,542
Walgreen Co.	22,423	823,373
Wal-Mart Stores, Inc.	48,469	2,590,668
Whole Foods Market, Inc.*	3,398	93,275
		6,058,737

Equity Securities - Cont'd	Shares	Value
Food Products - 1.6%
Archer-Daniels-Midland Co.	14,563	$455,968
Campbell Soup Co.	4,130	139,594
ConAgra Foods, Inc.	9,915	228,541
Dean Foods Co.*	4,283	77,265
General Mills, Inc.	7,317	518,117
H.J. Heinz Co.	7,167	306,461
Hershey Co.	3,769	134,893
Hormel Foods Corp.	1,690	64,981
J.M. Smucker Co.	2,710	167,342
Kellogg Co.	5,856	311,539
Kraft Foods, Inc.	33,535	911,481
McCormick & Co., Inc.	2,978	107,595
Sara Lee Corp.	15,806	192,517
Tyson Foods, Inc.	7,309	89,681
		3,705,975

Gas Utilities - 0.1%
EQT Corp.	2,968	130,355
Nicor, Inc.	945	39,784
Questar Corp.	3,956	164,451
		334,590

Health Care Equipment & Supplies - 1.9%
Baxter International, Inc.	13,605	798,341
Becton Dickinson & Co.	5,368	423,320
Boston Scientific Corp.*	34,283	308,547
C.R. Bard, Inc.	2,146	167,173
CareFusion Corp.*	3,829	95,751
DENTSPLY International, Inc.	3,594	126,401
Hospira, Inc.*	3,692	188,292
Intuitive Surgical, Inc.*	869	263,585
Medtronic, Inc.	25,164	1,106,713
St. Jude Medical, Inc.*	7,598	279,454
Stryker Corp.	6,421	323,426
Varian Medical Systems, Inc.*	2,823	132,258
Zimmer Holdings, Inc.*	4,806	284,083
		4,497,344

Health Care Providers & Services - 2.1%
Aetna, Inc.	9,853	312,340
AmerisourceBergen Corp.	6,403	166,926
Cardinal Health, Inc.	8,215	264,852
CIGNA Corp.	6,198	218,604
Coventry Health Care, Inc.*	3,228	78,408
DaVita, Inc.*	2,329	136,806
Express Scripts, Inc.*	6,307	545,240
Humana, Inc.*	3,851	169,020
Laboratory Corp. of America Holdings*	2,404	179,915
McKesson Corp.	6,095	380,939
Medco Health Solutions, Inc.*	10,841	692,848
Patterson Co.'s, Inc.*	1,980	55,400
Quest Diagnostics, Inc.	3,531	213,202

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
Tenet Healthcare Corp.*	10,103	$54,455
UnitedHealth Group, Inc.	26,409	804,946
WellPoint, Inc.*	10,401	606,274
		4,880,175

Health Care Technology - 0.0%
IMS Health, Inc.	4,398	92,622

Hotels, Restaurants & Leisure - 1.4%
Carnival Corp.*	9,903	313,826
Darden Restaurants, Inc.	3,318	116,362
International Game Technology	6,732	126,360
Marriott International, Inc.	5,770	157,230
McDonald's Corp.	24,522	1,531,154
Starbucks Corp.*	16,874	389,115
Starwood Hotels & Resorts Worldwide, Inc.	4,241	155,093
Wyndham Worldwide Corp.	3,754	75,718
Wynn Resorts Ltd.	1,638	95,381
Yum! Brands, Inc.	10,721	374,913
		3,335,152

Household Durables - 0.3%
Black & Decker Corp.	1,455	94,327
D.R. Horton, Inc.	6,671	72,514
Fortune Brands, Inc.	3,411	147,355
Harman International Industries, Inc.	1,447	51,050
Leggett & Platt, Inc.	3,428	69,931
Lennar Corp.	3,675	46,930
Newell Rubbermaid, Inc.	6,296	94,503
Pulte Homes, Inc.*	7,630	76,302
Whirlpool Corp.	1,689	136,235
		789,147

Household Products - 2.4%
Clorox Co.	3,175	193,675
Colgate-Palmolive Co.	11,238	923,202
Kimberly-Clark Corp.	9,421	600,212
Procter & Gamble Co.	66,323	4,021,163
		5,738,252

Independent Power Producers & Energy Traders - 0.2%
AES Corp.*	15,139	201,500
Constellation Energy Group, Inc.	4,588	161,360
		362,860

Industrial Conglomerates - 2.1%
3M Co.	16,147	1,334,872
General Electric Co.	241,644	3,656,074
Textron, Inc.	6,180	116,246
		5,107,192

Equity Securities - Cont'd	Shares	Value
Insurance - 2.3%
Aflac, Inc.	10,612	$490,805
Allstate Corp.	12,156	365,166
American International Group, Inc.*	3,256	97,615
AON Corp.	6,149	235,753
Assurant, Inc.	2,849	83,989
Chubb Corp.	7,677	377,555
Cincinnati Financial Corp.	3,689	96,799
Genworth Financial, Inc.*	11,609	131,762
Hartford Financial Services Group, Inc.	8,679	201,874
Lincoln National Corp.	7,164	178,240
Loews Corp.	8,237	299,415
Marsh & McLennan Co.'s, Inc.	11,992	264,783
MetLife, Inc.	18,560	656,096
Principal Financial Group, Inc.	7,517	180,709
Progressive Corp.*	15,208	273,592
Prudential Financial, Inc.	10,525	523,724
Torchmark Corp.	1,791	78,714
Travelers Co.'s, Inc.	12,394	617,965
Unum Group	7,523	146,849
XL Capital Ltd.	7,756	142,167
		5,443,572

Internet & Catalog Retail - 0.6%
Amazon.com, Inc.*	7,582	1,019,930
Expedia, Inc.*	4,780	122,894
priceline.com, Inc.*	1,000	218,500
		1,361,324

Internet Software & Services - 2.0%
Akamai Technologies, Inc.*	3,623	91,771
AOL, Inc.*	0.1	2
eBay, Inc.*	25,575	602,036
Google, Inc.*	5,478	3,396,250
VeriSign, Inc.*	4,359	105,662
Yahoo!, Inc.*	27,072	454,268
		4,649,989

IT Services - 1.5%
Affiliated Computer Services, Inc.*	2,215	132,214
Automatic Data Processing, Inc.	11,455	490,503
Cognizant Technology Solutions Corp.*	6,707	303,827
Computer Sciences Corp.*	3,461	199,111
Fidelity National Information Services, Inc.	7,437	174,323
Fiserv, Inc.*	3,458	167,644
MasterCard, Inc.	2,183	558,804
Paychex, Inc.	7,294	223,488
SAIC, Inc.*	6,982	132,239
Total System Services, Inc.	4,771	82,395
Visa, Inc.	10,214	893,317
Western Union Co.	15,680	295,568
		3,653,433

Equity Securities - 94.8% - Cont'd	Shares	Value
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.*	6,489	$27,384
Hasbro, Inc.	3,012	96,565
Mattel, Inc.	8,229	164,415
		288,364

Life Sciences - Tools & Services - 0.4%
Life Technologies Corp.*	4,084	213,307
Millipore Corp.*	1,342	97,094
PerkinElmer, Inc.	2,449	50,425
Thermo Fisher Scientific, Inc.*	9,284	442,754
Waters Corp.*	2,124	131,603
		935,183

Machinery - 1.5%
Caterpillar, Inc.	14,162	807,092
Cummins, Inc.	4,573	209,718
Danaher Corp.	5,993	450,674
Deere & Co.	9,595	518,994
Dover Corp.	4,223	175,719
Eaton Corp.	3,760	239,211
Flowserve Corp.	1,263	119,391
Illinois Tool Works, Inc.	8,755	420,152
PACCAR, Inc.	8,245	299,046
Pall Corp.	2,648	95,858
Parker Hannifin Corp.	3,642	196,231
Snap-on, Inc.	1,212	51,219
Stanley Works	1,914	98,590
		3,681,895

Media - 2.7%
CBS Corp., Class B	15,304	215,021
Comcast Corp.	64,883	1,093,927
DIRECTV*	21,782	726,430
Gannett Co., Inc.	5,624	83,516
Interpublic Group of Co.'s, Inc.*	11,575	85,423
McGraw-Hill Co.'s, Inc.	7,144	239,395
Meredith Corp.	736	22,706
New York Times Co.*	2,202	27,217
News Corp.	51,233	701,380
Omnicom Group, Inc.	7,055	276,203
Scripps Networks Interactive, Inc.	1,997	82,876
Time Warner Cable, Inc.	7,989	330,665
Time Warner, Inc.	26,524	772,909
Viacom, Inc., Class B*	13,768	409,323
Walt Disney Co.	43,702	1,409,389
Washington Post Co., Class B	146	64,182
		6,540,562

Equity Securities - Cont'd	Shares	Value
Metals & Mining - 1.0%
AK Steel Holding Corp.	2,644	$56,449
Alcoa, Inc.	22,085	356,010
Allegheny Technologies, Inc.	2,224	99,569
Cliffs Natural Resources, Inc.	2,987	137,671
Freeport-McMoRan Copper & Gold, Inc.*	9,766	784,112
Newmont Mining Corp.	11,125	526,324
Nucor Corp.	7,144	333,268
Titanium Metals Corp.*	1,566	19,606
United States Steel Corp.	3,249	179,085
		2,492,094

Multiline Retail - 0.8%
Big Lots, Inc.*	1,737	50,338
Family Dollar Stores, Inc.	3,132	87,164
J.C. Penney Co., Inc.	5,349	142,337
Kohl's Corp.*	6,955	375,083
Macy's, Inc.	9,541	159,907
Nordstrom, Inc.	3,874	145,585
Sears Holdings Corp.*	1,102	91,962
Target Corp.	17,041	824,273
		1,876,649

Multi-Utilities - 1.3%
Ameren Corp.	5,394	150,762
Centerpoint Energy, Inc.	9,028	130,996
CMS Energy Corp.	5,489	85,958
Consolidated Edison, Inc.	6,381	289,889
Dominion Resources, Inc.	13,665	531,842
DTE Energy Co.	3,753	163,593
Integrys Energy Group, Inc.	1,595	66,974
NiSource, Inc.	6,644	102,185
PG&E Corp.	8,466	378,007
Public Service Enterprise Group, Inc.	11,464	381,178
SCANA Corp.	2,660	100,229
Sempra Energy	5,612	314,160
TECO Energy, Inc.	5,151	83,549
Wisconsin Energy Corp.	2,650	132,050
Xcel Energy, Inc.	10,352	219,669
		3,131,041

Office Electronics - 0.1%
Xerox Corp.	19,803	167,533

Oil, Gas & Consumable Fuels - 9.1%
Anadarko Petroleum Corp.	11,180	697,856
Apache Corp.	7,632	787,394
Cabot Oil & Gas Corp.	2,349	102,393
Chesapeake Energy Corp.	14,734	381,316
Chevron Corp.	45,608	3,511,360
ConocoPhillips	33,660	1,719,016
Consol Energy, Inc.	4,100	204,180
Denbury Resources, Inc.*	6,021	89,111

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
Devon Energy Corp.	10,062	$739,557
El Paso Corp.	15,898	156,277
EOG Resources, Inc.	5,761	560,545
Exxon Mobil Corp.	107,860	7,354,974
Hess Corp.	6,616	400,268
Marathon Oil Corp.	16,036	500,644
Massey Energy Co.	1,786	75,030
Murphy Oil Corp.	4,330	234,686
Noble Energy, Inc.	3,932	280,037
Occidental Petroleum Corp.	18,404	1,497,165
Peabody Energy Corp.	6,078	274,786
Pioneer Natural Resources Co.	2,758	132,853
Range Resources Corp.	3,593	179,111
Southwestern Energy Co.*	7,847	378,225
Spectra Energy Corp.	14,682	301,128
Sunoco, Inc.	2,531	66,059
Tesoro Corp.	2,957	40,067
Valero Energy Corp.	12,949	216,896
Williams Co.'s, Inc.	13,279	279,921
XTO Energy, Inc.	13,165	612,568
		21,773,423

Paper & Forest Products - 0.2%
International Paper Co.	9,828	263,194
MeadWestvaco Corp.	3,704	106,045
Weyerhaeuser Co.	4,791	206,684
		575,923

Personal Products - 0.3%
Avon Products, Inc.	9,684	305,046
Estee Lauder Co.'s, Inc.	2,808	135,795
Mead Johnson Nutrition Co.	4,663	203,773
		644,614

Pharmaceuticals - 6.1%
Abbott Laboratories, Inc.	35,061	1,892,943
Allergan, Inc.	6,969	439,117
Bristol-Myers Squibb Co.	38,877	981,644
Eli Lilly & Co.	22,910	818,116
Forest Laboratories, Inc.*	6,840	219,633
Johnson & Johnson	62,598	4,031,937
King Pharmaceuticals, Inc.*	5,217	64,013
Merck & Co., Inc.	69,315	2,532,770
Mylan, Inc.*	6,933	127,775
Pfizer, Inc.	183,409	3,336,210
Watson Pharmaceuticals, Inc.*	2,307	91,380
		14,535,538

Equity Securities - Cont'd	Shares	Value
Professional Services - 0.1%
Dun & Bradstreet Corp.	1,112	$93,819
Equifax, Inc.	3,055	94,369
Monster Worldwide, Inc.*	3,050	53,070
Robert Half International, Inc.	3,396	90,775
		332,033

Real Estate Investment Trusts - 1.1%
Apartment Investment & Management Co.	2,364	$37,635
AvalonBay Communities, Inc.	1,849	151,821
Boston Properties, Inc.	3,145	210,935
Equity Residential	6,264	211,598
HCP, Inc.	6,769	206,725
Health Care REIT, Inc.	2,883	127,775
Host Hotels & Resorts, Inc.	14,853	173,335
Kimco Realty Corp.	9,111	123,272
Plum Creek Timber Co., Inc.	3,525	133,104
ProLogis	10,725	146,825
Public Storage	3,084	251,192
Simon Property Group, Inc.	6,435	513,513
Ventas, Inc.	3,549	155,233
Vornado Realty Trust	3,502	244,930
		2,687,893

Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc.*	6,441	87,404

Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	5,960	587,775
CSX Corp.	8,909	431,997
Norfolk Southern Corp.	8,349	437,655
Ryder System, Inc.	1,353	55,703
Union Pacific Corp.	11,440	731,016
		2,244,146

Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc.*	12,778	123,691
Altera Corp.	6,714	151,938
Analog Devices, Inc.	6,623	209,154
Applied Materials, Inc.	30,222	421,295
Broadcom Corp.*	9,869	310,380
Intel Corp.	125,371	2,557,568
KLA-Tencor Corp.	3,892	140,735
Linear Technology Corp.	5,058	154,471
LSI Corp.*	15,700	94,357
MEMC Electronic Materials, Inc.*	5,408	73,657
Microchip Technology, Inc.	4,163	120,977
Micron Technology, Inc.*	19,279	203,586
National Semiconductor Corp.	5,646	86,723
Novellus Systems, Inc.*	2,037	47,544
NVIDIA Corp.*	12,639	236,096

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Teradyne, Inc.*	3,535	$37,931
Texas Instruments, Inc.	28,475	742,058
Xilinx, Inc.	6,288	157,577
		5,869,738

Software - 4.1%
Adobe Systems, Inc.*	11,900	437,682
Autodesk, Inc.*	5,236	133,047
BMC Software, Inc.*	4,133	165,733
CA, Inc.	9,072	203,757
Citrix Systems, Inc.*	4,197	174,637
Compuware Corp.*	4,553	32,918
Electronic Arts, Inc.*	7,393	131,226
Intuit, Inc.*	7,173	220,283
McAfee, Inc.*	3,760	152,543
Microsoft Corp.	175,351	5,346,452
Novell, Inc.*	7,081	29,386
Oracle Corp.	88,871	2,180,894
Red Hat, Inc.*	4,234	130,831
Salesforce.com, Inc.*	2,570	189,589
Symantec Corp.*	18,275	326,940
		9,855,918

Specialty Retail - 1.9%
Abercrombie & Fitch Co.	1,859	64,786
AutoNation, Inc.*	2,276	43,585
AutoZone, Inc.*	638	100,849
Bed Bath & Beyond, Inc.*	6,010	232,166
Best Buy Co., Inc.	7,743	305,539
GameStop Corp.*	3,983	87,387
Gap, Inc.	10,818	226,637
Home Depot, Inc.	38,733	1,120,546
Limited Brands, Inc.	5,988	115,209
Lowe's Co.'s, Inc.	33,380	780,758
Office Depot, Inc.*	6,647	42,873
O'Reilly Automotive, Inc.*	3,283	125,148
RadioShack Corp.	3,028	59,046
Ross Stores, Inc.	2,853	121,852
Sherwin-Williams Co.	2,138	131,808
Staples, Inc.	16,581	407,727
Tiffany & Co.	2,822	121,346
TJX Co.'s, Inc.	9,538	348,614
		4,435,876

Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc.	7,240	264,477
Nike, Inc., Class B	8,865	585,710
Polo Ralph Lauren Corp.	1,368	110,781
VF Corp.	2,029	148,604
		1,109,572

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	10,751	$147,611
People's United Financial, Inc.	7,895	131,847
		279,458

Tobacco - 1.5%
Altria Group, Inc.	47,080	924,181
Lorillard, Inc.	3,562	285,779
Philip Morris International, Inc.	43,275	2,085,422
Reynolds American, Inc.	3,831	202,928
		3,498,310

Trading Companies & Distributors - 0.1%
Fastenal Co.	3,127	130,208
W.W. Grainger, Inc.	1,442	139,629
		269,837

Wireless Telecommunication Services - 0.3%
American Tower Corp.*	9,032	390,273
MetroPCS Communications, Inc.*	6,387	48,733
Sprint Nextel Corp.*	67,425	246,776
		685,782

Total Equity Securities (Cost $217,335,417)		225,637,478

Exchange Traded Funds - 1.1%
SPDR Trust Series 1	24,000	2,674,560

Total Exchange Traded Funds (Cost $2,654,101)		2,674,560

	Principal
U.S. Treasury - 0.4%	Amount
United States Treasury Bills, 2/11/10 ^	$1,000,000	999,959

Total U.S. Treasury (Cost $999,959)		999,959

Time Deposit - 3.7%
State Street Corp. Time Deposit, 0.00%, 1/4/10	8,832,402	8,832,402

Total Time Deposit (Cost $8,832,402)		8,832,402

TOTAL INVESTMENTS (Cost $229,821,879) - 100.0%		238,144,399
Other assets and liabilities, net - 0.0%		(67,242)
NET ASSETS - 100%		$238,077,157
Net Assets Consist of:
Paid-in capital applicable to 3,328,750 shares of common
stock outstanding; $0.10 par value, 30,000,000 shares authorized		$243,402,087
Undistributed net investment income		449,700
Accumulated net realized gain (loss) on investments		(14,209,551)
Net unrealized appreciation (depreciation) on investments		8,434,921

Net Assets		$238,077,157

Net Asset Value Per Share		$71.52

Futures	Number of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
E-Mini S&P 500 Index^	47	3/10	$2,610,145	$31,351
S&P 500 Index^	25	3/10	6,941,875	81,050
Total Purchased				$112,401

^ Futures collateralized by 1,000,000 units of U.S. Treasury Bills.

* Non-income producing security.

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $673 )	$5,073,419
Interest Income	2,143
Total investment income	5,075,562

Expenses:
Investment advisory fee	537,555
Transfer agency fees and expenses	4,125
Accounting Fees	31,531
Directors' fees and expenses	35,320
Administrative fees	215,022
Custodian fees	63,563
Reports to shareholders	33,153
Professional fees	38,494
Miscellaneous	37,217
Total expenses	995,980
Reimbursement from Advisor	(178,788)
Fees paid indirectly	(108)
Net expenses	817,084

Net Investment Income	4,258,478

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	8,460,010
Futures	1,415,901
9,875,911

Changes in unrealized appreciation or (depreciation) on:
Investments	37,239,154
Futures	96,909
37,336,063

Net Realized and Unrealized Gain
(Loss)	47,211,974

Increase (Decrease) in Net Assets
Resulting From Operations	$51,470,452

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$4,258,478	$4,831,335
Net realized gain (loss) on investments	9,875,911	(3,880,447)
Change in unrealized appreciation or (depreciation)	37,336,063	(104,302,903)

Increase (Decrease) In Net Assets
Resulting From Operations	51,470,452	(103,352,015)

Distributions to shareholders from:
Net investment income	(4,209,282)	(8,361,638)
Net realized gain	(2,915,695)	(3,225,031)
Total distributions	(7,124,977)	(11,586,669)

Capital share transactions:
Shares sold	21,427,150	21,151,535
Shares issued from merger (See Note A)	--	45,246,467
Reinvestment of distributions	7,124,975	11,586,669
Shares redeemed	(48,444,184)	(52,242,981)
Total capital share transactions	(19,892,059)	25,741,690

Total Increase (Decrease) In Net Assets	24,453,416	(89,196,994)

Net Assets
Beginning of year	213,623,741	302,820,735
End of year (including undistributed net investment
income of $449,700 and $431,245, respectively)	$238,077,157	$213,623,741

Capital Share Activity
Shares sold	356,748	263,983
Shares issued from merger (See Note A)	--	782,946
Shares reinvested	98,615	154,659
Shares redeemed	(781,868)	(654,209)
Total capital share activity	(326,505)	547,379

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Summit S&P 500 Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

On December 12, 2008, the net assets of the Ameritas Index 500 Portfolio, a series of Calvert Variable Series, Inc. merged into Summit Mutual Funds, Inc., S&P 500 Index Portfolio. The merger was accomplished by a tax-free exchange of 782,946 shares of the Summit S&P 500 Index Portfolio (valued at $45,246,467) for 483,294 shares of the Ameritas Index 500 Portfolio outstanding at December 12, 2008. The Ameritas Index 500 Portfolio's net assets as of December 12, 2008, including $17,423,864 of unrealized depreciation, were combined with those of the Summit S&P 500 Index Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.

These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$225,637,478	--	--	$225,637,478
U.S. government obligations	--	$999,959	--	999,959
Exchange traded funds	2,674,560	--	--	2,674,560
Other debt obligations	--	8,832,402	--	8,832,402
TOTAL	$228,312,038	$9,832,361	--	$238,144,399

Other financial instruments**	$112,401	--	--	$112,401

* For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Recent Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Portfolio's average daily net assets. Under the terms of the agreement, $50,458 was payable at year end. In addition, $1,336 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $20,183 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $106 for the year ended December 31, 2009. Under the terms of the agreement, $7 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $19,012,365 and $49,007,610, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-10	$2,110,080
31-Dec-11	960,576
31-Dec-12	2,529,937
31-Dec-13	1,687,669
31-Dec-15	2,330,473
31-Dec-16	280,386
31-Dec-17	2,509,534

The Portfolio's use of capital loss carryforwards may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

Distributions paid from: 2009 2008

     Ordinary income $4,209,282 $8,361,637

     Long term capital gain 2,915,695 3,225,032

          Total $7,124,977 $11,586,669

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$48,661,637
Unrealized (depreciation)	(48,167,705)
Net unrealized appreciation/(depreciation)	$493,932
Undistributed ordinary income	$449,700
Undistributed long term capital gain	$6,140,094
Capital loss carryforward	($12,408,655)
Federal income tax cost of investments	$237,650,467

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, Section 1256 contracts, and capital loss carryforwards subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, expired capital losses and litigation settlements.

Undistributed net investment income	($30,741)
Accumulated net realized gain (loss)	7,531,241
Paid-in capital	(7,500,500)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$16,735	1.46%	$807,387	December 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates $2,915,695 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$58.44	$97.44	$94.19
Income from investment operations
Net investment income	1.33	1.44	1.52
Net realized and unrealized gain (loss)	13.95	(36.76)	3.31
Total from investment operations	15.28	(35.32)	4.83
Distributions from
Net investment income	(1.30)	(2.60)	(1.42)
Net realized gain	(.90)	(1.08)	(.16)
Total distributions	(2.20)	(3.68)	(1.58)
Total increase (decrease) in net asset value	13.08	(39.00)	3.25
Net asset value, ending	$71.52	$58.44	$97.44

Total return*	26.11%	(37.10%)	5.16%
Ratios to average net assets: A
Net investment income	1.98%	2.00%	1.59%
Total expenses	.46%	.47%	.45%
Expenses before offsets	.38%	.39%	.39%
Net expenses	.38%	.39%	.39%
Portfolio turnover	9%	7%	3%
Net assets, ending (in thousands)	$238,077	$213,624	$302,821

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$82.85	$80.48
Income from investment operations
Net investment income	1.40	1.17
Net realized and unrealized gain (loss)	11.19	2.39
Total from investment operations	12.59	3.56
Distributions from
Net investment income	(1.25)	(1.19)
Net realized gain	--	--
Total distributions	(1.25)	(1.19)
Total increase (decrease) in net asset value	11.34	2.37
Net asset value, ending	$94.19	$82.85

Total return*	15.36%	4.52%
Ratios to average net assets: A
Net investment income	1.56%	1.49%
Total expenses	.43%	.49%
Expenses before offsets	.39%	.39%
Net expenses	.39%	.39%
Portfolio turnover	3%	6%
Net assets, ending (in thousands)	$309,019	$290,666

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory ContractS

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one- and three-year periods ended June 30, 2009, and performed at the median of its peer universe for the five-year period ended June 30, 2009. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period, matched its Lipper index for the three-year period and underperformed its Lipper index for the five-year period ended June 30, 2009. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the relatively small range in total expense ratios among the funds in the Portfolio's peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.


Summit S&P MidCap
400 Index Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting and Availability of Quarterly Portfolio Holdings
31	Basis for Board's Approval of Investment Advisory Contracts
35	Director and Officer Information Table

Summit S&P Midcap 400 Index Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit S&P MidCap 400 Index Portfolio provided a return of 36.38% (Class I) compared to a return of 37.38% for the Standard & Poor's (S&P) MidCap 400 Index. As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the S&P 400 Index. The portfolio's underperformance was largely attributable to fees and operating expenses and the timing and size of portfolio cash flows.

Investment Climate

Economic and market performance in early 2009 closely resembled that of late 2008. Equity markets were weak. Fixed income markets were frozen. Economies around the world were in recession. The stability of the global financial system was uncertain, as was the viability of many of the world's leading financial institutions. In an effort to prevent economic depression, the Federal Reserve and central banks around the world flooded the system with liquidity and stabilized markets. Severely negative GDP growth in the United States, which persisted from late 2008 into 2009, turned positive during the last two quarters of the year, albeit off a lower base.

The stabilized banking system, an improved economic outlook, and low valuations fueled a stock market rally that lasted throughout much of 2009. The S&P 400 Index, which declined significantly during the first quarter of 2009, hit bottom in early March, at a level of 404.62. For the balance of the year, the Index trended higher, closing the year at 726.67. Including dividend reinvestment, the Index gained 82.0% from its March 2009 low through the end of the year.

Summit S&P MidCap 400 Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
	Class I	Class F**
One year	36.38%	36.12%
Five year	2.65%	2.46%
Ten year	5.62%	5.37%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

**Prior to October 1, 2007, Class F share performance is based on Class I performance.

Absent limitation of expenses during certain of the periods shown, performance would have been lower.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. The value of an investment in Class I shares is plotted in the graph. The value of an investment in another class of shares would be different.

Portfolio Strategy

The Portfolio continued to meet its investment objective of closely tracking the total return of the S&P 400 Index. The Index includes 400 mid-sized companies that have average market capitalizations of slightly more than $2 billion. These companies delivered strong returns for the year, both in absolute terms and relative to larger company stocks as measured by the Standard & Poor's 500 Index, which returned 26.5% for the year.

During 2009, the S&P 400 Index was most heavily weighted in Financial Services (18.2%), Consumer Discretionary (15.3%), and Industrial (114.8%) companies. Other sectors of significant weight included Information Technology (14.3%) and Healthcare (12.3%). The Index had the lowest exposure to companies in the Consumer Staples (4.1%) and Telecommunications Services (0.6%) sectors of the market.

The top-performing sectors of the S&P 400 Index, including dividend reinvestment, were Energy (up 63.5% for the year), Technology (59.7%), and Materials (55.8%). The worst performers were Financial Services (12.9%) and Telecommunications Services (14.0%).

The Summit S&P Midcap 400 Index Portfolio fully replicates the S&P 400 Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold slightly different weightings than the Index. Since the S&P 400 Index is not a mutual fund, direct investment in the Index is not possible and there are no expenses charged against its return as there are against the Portfolio's return.
Economic Sectors	% of Total Invest ments
Consumer Discretionary	13.6%
Consumer Staples	3.8%
Energy	6.5%
Exchange Traded Funds	0.6%
Financials	18.2%
Government	0.4%
Health Care	11.2%
Industrials	13.8%
Information Technology	14.8%
Materials	6.0%
Telecommunication Services	0.8%
Time Deposit	3.9%
Utilities	6.4%
Total	100%

Outlook

The outlook for 2010 is for modest growth in the U.S. and global economies, and for improved corporate earnings. Interest rates may increase modestly as the economy strengthens and the Federal Reserve removes the massive liquidity that it has injected into the market. Riskier assets, including equities, may outperform in this environment, in a continuation of the trend established in 2009.

Challenges will remain, however, as the economic recovery will likely be muted by high unemployment and by consumers who continue to repair their balance sheets by curtailing spending. In addition, financial institutions will continue to deal with problem assets and weakness in the commercial real estate market, which will likely bring new challenges in 2010. Lastly, the prospect of higher interest rates may negatively affect price/earnings multiples in the equity markets.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Class I
Actual	$1,000.00	$1,261.60	$3.14
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.43	$2.80

Class F
Actual	$1,000.00	$1,260.70	$4.50
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.22	$4.02

* Expenses are equal to the Fund's annualized expense ratio of 0.55% and 0.79%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit S&P Mid Cap 400 Index Portfolio:

We have audited the accompanying statement of net assets of the Summit S&P Mid Cap 400 Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit S&P Mid Cap 400 Index Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
Equity Securities - 95.1%	Shares	Value
Aerospace & Defense - 0.6%
Alliant Techsystems, Inc.*	3,599	$317,684
BE Aerospace, Inc.*	11,056	259,816
		577,500

Airlines - 0.3%
Airtran Holdings, Inc.*	14,228	74,270
Alaska Air Group, Inc.*	3,840	132,710
JetBlue Airways Corp.*	22,702	123,726
		330,706

Auto Components - 0.7%
BorgWarner, Inc.	12,750	423,555
Gentex Corp.	15,047	268,589
		692,144

Automobiles - 0.1%
Thor Industries, Inc.	3,908	122,711
TravelCenters of America LLC (b)*	60,000	10
		122,721

Beverages - 0.5%
Hansen Natural Corp.*	7,925	304,320
PepsiAmericas, Inc.	6,122	179,130
		483,450

Biotechnology - 1.3%
OSI Pharmaceuticals, Inc.*	6,343	196,823
United Therapeutics Corp.*	5,218	274,728
Vertex Pharmaceuticals, Inc.*	21,221	909,320
		1,380,871

Building Products - 0.2%
Lennox International, Inc.	5,309	207,263

Capital Markets - 1.9%
Affiliated Managers Group, Inc.*	4,631	311,898
Apollo Investment Corp.	18,986	180,937
Eaton Vance Corp.	12,843	390,556
Jefferies Group, Inc.*	13,151	312,073
Raymond James Financial, Inc.	10,798	256,669
SEI Investments Co.	14,195	248,696
Waddell & Reed Financial, Inc.	9,386	286,648
		1,987,477

Chemicals - 3.0%
Albemarle Corp.	10,004	363,845
Ashland, Inc.	8,251	326,905
Cabot Corp.	7,147	187,466

Equity Securities - Cont'd	Shares	Value
Chemicals - Cont'd
Cytec Industries, Inc.	5,300	$193,026
Lubrizol Corp.	7,518	548,438
Minerals Technologies, Inc.	2,048	111,555
Olin Corp.	8,551	149,813
RPM International, Inc.	14,084	286,328
Scotts Miracle-Gro Co.	4,887	192,108
Sensient Technologies Corp.	5,331	140,205
Terra Industries, Inc.	10,911	351,225
Valspar Corp.	11,021	299,110
		3,150,024

Commercial Banks - 3.1%
Associated Banc-Corp.	13,982	153,942
BancorpSouth, Inc.	8,019	188,126
Bank of Hawaii Corp.	5,231	246,171
Cathay General Bancorp	7,075	53,416
City National Corp.	4,726	215,506
Commerce Bancshares, Inc.	7,979	308,947
Cullen/Frost Bankers, Inc.	6,523	326,150
FirstMerit Corp.	9,388	189,074
Fulton Financial Corp.	19,264	167,982
International Bancshares Corp.	5,666	107,257
PacWest Bancorp	3,318	66,858
SVB Financial Group*	4,479	186,729
Synovus Financial Corp.	52,505	107,635
TCF Financial Corp.	12,222	166,464
Trustmark Corp.	6,112	137,764
Valley National Bancorp	16,282	230,065
Webster Financial Corp.	7,320	86,888
Westamerica Bancorporation	3,194	176,852
Wilmington Trust Corp.	7,918	97,708
		3,213,534

Commercial Services & Supplies - 1.6%
Brinks Co.	5,233	127,371
Clean Harbors, Inc.*	2,492	148,548
Copart, Inc.*	7,356	269,450
Corrections Corp. of America*	12,586	308,986
Deluxe Corp.	5,835	86,300
Herman Miller, Inc.	6,381	101,968
HNI Corp.	4,917	135,857
Mine Safety Appliances Co.	3,303	87,629
Rollins, Inc.	4,957	95,571
Waste Connections, Inc.*	8,756	291,925
		1,653,605

Communications Equipment - 1.8%
3Com Corp.*	42,744	320,580
ADC Telecommunications, Inc.*	10,545	65,485
Adtran, Inc.	6,105	137,668
Ciena Corp.*	10,081	109,278
CommScope, Inc.*	10,231	271,428
F5 Networks, Inc.*	8,730	462,515
Palm, Inc.*	18,208	182,808

Equity Securities - Cont'd	Shares	Value
Communications Equipment - Cont'd
Plantronics, Inc.	5,344	$138,837
Polycom, Inc.*	9,184	229,325
		1,917,924

Computers & Peripherals - 0.4%
Diebold, Inc.	7,239	205,949
NCR Corp.*	17,368	193,306
		399,255

Construction & Engineering - 1.4%
AECOM Technology Corp.*	12,402	341,055
Granite Construction, Inc.	3,679	123,835
KBR, Inc.	17,533	333,127
Shaw Group, Inc.*	9,136	262,660
URS Corp.*	9,215	410,252
		1,470,929

Construction Materials - 0.4%
Martin Marietta Materials, Inc.	4,916	439,540

Consumer Finance - 0.2%
AmeriCredit Corp.*	10,494	199,806

Containers & Packaging - 1.4%
AptarGroup, Inc.	7,389	264,083
Greif, Inc.	3,739	201,831
Packaging Corp. of America	11,251	258,885
Silgan Holdings, Inc.	2,950	170,746
Sonoco Products Co.	10,915	319,264
Temple-Inland, Inc.	11,642	245,763
		1,460,572

Distributors - 0.3%
LKQ Corp.*	15,385	301,392

Diversified Consumer Services - 1.7%
Brinks Home Security Holdings, Inc.*	5,003	163,298
Career Education Corp.*	7,540	175,757
Corinthian Colleges, Inc.*	9,518	131,063
ITT Educational Services, Inc.*	3,412	327,416
Matthews International Corp.	3,317	117,521
Regis Corp.	6,234	97,063
Service Corp. International	27,435	224,693
Sotheby's	7,312	164,374
Strayer Education, Inc.	1,530	325,110
		1,726,295

Diversified Financial Services - 0.4%
MSCI, Inc.*	11,396	362,393

Diversified Telecommunication Services - 0.3%
Cincinnati Bell, Inc.*	22,354	77,121
tw telecom, Inc.*	16,390	280,925
		358,046

Equity Securities - Cont'd	Shares	Value
Electric Utilities - 1.8%
Cleco Corp.	6,610	$180,651
DPL, Inc.	13,190	364,044
Great Plains Energy, Inc.	14,776	286,507
Hawaiian Electric Industries, Inc.	10,012	209,251
IDACORP, Inc.	5,168	165,118
NV Energy, Inc.	25,644	317,473
PNM Resources, Inc.	9,545	120,744
Westar Energy, Inc.	11,898	258,424
		1,902,212

Electrical Equipment - 1.3%
AMETEK, Inc.	11,876	454,138
Hubbell, Inc., Class B	6,506	307,734
Regal-Beloit Corp.	4,056	210,669
Thomas & Betts Corp.*	5,777	206,759
Woodward Governor Co.	6,160	158,743
		1,338,043

Electronic Equipment & Instruments - 2.3%
Arrow Electronics, Inc.*	13,076	387,180
Avnet, Inc.*	16,660	502,466
Ingram Micro, Inc.*	17,813	310,837
Itron, Inc.*	4,369	295,213
National Instruments Corp.	6,194	182,413
Tech Data Corp.*	5,604	261,483
Trimble Navigation Ltd.*	13,095	329,994
Vishay Intertechnology, Inc.*	20,399	170,332
		2,439,918

Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc.*	6,228	223,274
Exterran Holdings, Inc.*	6,830	146,504
Helix Energy Solutions Group, Inc.*	10,390	122,083
Helmerich & Payne, Inc.	11,625	463,605
Oceaneering International, Inc.*	5,997	350,944
Patterson-UTI Energy, Inc.	16,790	257,726
Pride International, Inc.*	19,220	613,310
Superior Energy Services, Inc.*	8,546	207,582
Tidewater, Inc.	5,650	270,917
Unit Corp.*	4,415	187,638
		2,843,583

Food & Staples Retailing - 0.3%
BJ's Wholesale Club, Inc.*	6,067	198,451
Ruddick Corp.	4,456	114,653
		313,104

Food Products - 1.5%
Corn Products International, Inc.	8,159	238,488
Flowers Foods, Inc.	8,469	201,223
Green Mountain Coffee Roasters, Inc.*	3,846	313,334
Lancaster Colony Corp.	2,120	105,364
Ralcorp Holdings, Inc.*	6,187	369,426
Smithfield Foods, Inc.*	15,385	233,698

Equity Securities - Cont'd	Shares	Value
Food Products - Cont'd
Tootsie Roll Industries, Inc.	2,879	$78,827
		1,540,360

Gas Utilities - 2.3%
AGL Resources, Inc.	8,447	308,062
Atmos Energy Corp.	10,086	296,528
Energen Corp.	7,839	366,865
National Fuel Gas Co.	8,872	443,600
Oneok, Inc.	11,618	517,814
UGI Corp.	11,850	286,652
WGL Holdings, Inc.	5,479	183,766
		2,403,287

Health Care Equipment & Supplies - 3.6%
Beckman Coulter, Inc.	7,635	499,634
Edwards Lifesciences Corp.*	6,230	541,077
Gen-Probe, Inc.*	5,406	231,917
Hill-Rom Holdings, Inc.	6,845	164,212
Hologic, Inc.*	28,410	411,945
IDEXX Laboratories, Inc.*	6,405	342,283
Immucor, Inc.*	7,708	156,010
Kinetic Concepts, Inc.*	6,756	254,363
Masimo Corp.*	5,667	172,390
ResMed, Inc.*	8,257	431,593
STERIS Corp.	6,405	179,148
Teleflex, Inc.	4,349	234,368
Thoratec Corp.*	6,182	166,419
		3,785,359

Health Care Providers & Services - 3.1%
Community Health Systems, Inc.*	10,136	360,842
Health Management Associates, Inc.*	26,998	196,275
Health Net, Inc.*	11,356	264,481
Henry Schein, Inc.*	9,965	524,159
Kindred Healthcare, Inc.*	4,267	78,769
LifePoint Hospitals, Inc.*	5,989	194,702
Lincare Holdings, Inc.*	7,417	275,319
Omnicare, Inc.	13,046	315,452
Owens & Minor, Inc.	4,567	196,061
Psychiatric Solutions, Inc.*	6,144	129,884
Universal Health Services, Inc., Class B	10,734	327,387
VCA Antech, Inc.*	9,278	231,208
WellCare Health Plans, Inc.*	4,614	169,611
		3,264,150

Health Care Technology - 0.6%
Cerner Corp.*	7,462	615,167

Hotels, Restaurants & Leisure - 1.7%
Bob Evans Farms, Inc.	3,538	102,425
Boyd Gaming Corp.*	6,292	52,664
Brinker International, Inc.	11,164	166,567
Cheesecake Factory, Inc.*	6,575	141,954
Chipotle Mexican Grill, Inc.*	3,459	304,945
International Speedway Corp.	3,355	95,450

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - Cont'd
Life Time Fitness, Inc.*	4,511	$112,459
Panera Bread Co.*	3,411	228,435
Scientific Games Corp.*	7,416	107,903
Wendys/Arbys Group, Inc.	40,050	187,835
WMS Industries, Inc.*	5,776	231,040
		1,731,677

Household Durables - 1.7%
American Greetings Corp.	4,511	98,295
KB Home	8,148	111,465
MDC Holdings, Inc.	4,107	127,481
Mohawk Industries, Inc.*	6,137	292,121
NVR, Inc.*	654	464,804
Ryland Group, Inc.	4,999	98,480
Toll Brothers, Inc.*	14,989	281,943
Tupperware Brands Corp.	7,000	325,990
		1,800,579

Household Products - 0.9%
Church & Dwight Co., Inc.	7,687	464,679
Energizer Holdings, Inc.*	7,683	470,814
		935,493

Independent Power Producers & Energy Traders - 0.1%
Dynegy, Inc.*	55,558	100,560

Industrial Conglomerates - 0.2%
Carlisle Co.'s, Inc.	6,695	229,371

Insurance - 4.1%
American Financial Group, Inc.	8,624	215,169
Arthur J. Gallagher & Co.	11,061	248,983
Brown & Brown, Inc.	12,842	230,771
Everest Re Group Ltd.	6,652	569,943
Fidelity National Financial, Inc.	25,207	339,286
First American Corp.	10,960	362,886
Hanover Insurance Group, Inc.	5,559	246,986
HCC Insurance Holdings, Inc.	12,275	343,332
Horace Mann Educators Corp.	4,473	55,913
Mercury General Corp.	3,893	152,839
Old Republic International Corp.	26,271	263,761
Protective Life Corp.	9,354	154,809
Reinsurance Group of America, Inc.	7,955	379,056
StanCorp Financial Group, Inc.	5,372	214,987
Unitrin, Inc.	5,456	120,305
WR Berkley Corp.	14,871	366,421
		4,265,447

Internet & Catalog Retail - 0.3%
NetFlix, Inc.*	4,754	262,136

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - 0.9%
AOL, Inc.*	11,756	$273,680
Digital River, Inc.*	4,407	118,945
Equinix, Inc.*	4,293	455,702
ValueClick, Inc.*	9,435	95,482
		943,809

IT Services - 2.8%
Acxiom Corp.*	8,624	115,734
Alliance Data Systems Corp.*	5,732	370,230
Broadridge Financial Solutions, Inc.	15,026	338,987
Convergys Corp.*	13,543	145,587
DST Systems, Inc.*	4,296	187,091
Gartner, Inc.*	6,537	117,927
Global Payments, Inc.	8,925	480,701
Hewitt Associates, Inc.*	9,165	387,313
Lender Processing Services, Inc.	10,508	427,255
Mantech International Corp.*	2,414	116,548
NeuStar, Inc.*	8,126	187,223
SRA International, Inc.*	4,879	93,189
		2,967,785

Life Sciences - Tools & Services - 1.9%
Affymetrix, Inc.*	8,062	47,082
Bio-Rad Laboratories, Inc.*	2,099	202,470
Charles River Laboratories International, Inc.*	7,205	242,736
Covance, Inc.*	6,987	381,281
Mettler-Toledo International, Inc.*	3,689	387,308
Pharmaceutical Product Development, Inc.	12,914	302,704
Techne Corp.	4,071	279,108
Varian, Inc.*	3,160	162,866
		2,005,555

Machinery - 5.1%
AGCO Corp.*	10,107	326,860
Bucyrus International, Inc.	8,212	462,910
Crane Co.	5,113	156,560
Donaldson Co., Inc.	8,436	358,867
Federal Signal Corp.	5,857	35,259
Graco, Inc.	6,552	187,191
Harsco Corp.	8,779	282,947
IDEX Corp.	8,828	274,992
Joy Global, Inc.	11,269	581,368
Kennametal, Inc.	8,878	230,118
Lincoln Electric Holdings, Inc.	4,648	248,482
Nordson Corp.	3,673	224,714
Oshkosh Corp.	9,771	361,820
Pentair, Inc.	10,750	347,225
SPX Corp.	5,367	293,575
Terex Corp.*	11,805	233,857
Timken Co.	8,678	205,755
Trinity Industries, Inc.	8,663	151,083
Valmont Industries, Inc.	2,184	171,335
Wabtec Corp.	5,199	212,327
		5,347,245

Equity Securities - Cont'd	Shares	Value
Marine - 0.3%
Alexander & Baldwin, Inc.	4,479	$153,316
Kirby Corp.*	5,877	204,696
		358,012

Media - 1.1%
DreamWorks Animation SKG, Inc.*	8,248	329,508
Harte-Hanks, Inc.	4,355	46,947
John Wiley & Sons, Inc.	4,677	195,873
Lamar Advertising Co.*	5,817	180,851
Marvel Entertainment, Inc.*	5,319	287,651
Scholastic Corp.	2,904	86,626
		1,127,456

Metals & Mining - 1.1%
Carpenter Technology Corp.	4,809	129,602
Commercial Metals Co.	12,300	192,495
Reliance Steel & Aluminum Co.	6,991	302,151
Steel Dynamics, Inc.	23,747	420,797
Worthington Industries, Inc.	6,657	87,007
		1,132,052

Multiline Retail - 0.6%
99 Cents Only Stores*	5,160	67,441
Dollar Tree, Inc.*	9,771	471,939
Saks, Inc.*	18,095	118,703
		658,083

Multi-Utilities - 1.9%
Alliant Energy Corp.	12,091	365,874
Black Hills Corp.	4,280	113,976
MDU Resources Group, Inc.	20,677	487,977
NSTAR	11,674	429,603
OGE Energy Corp.	10,555	389,374
Vectren Corp.	8,864	218,764
		2,005,568

Office Electronics - 0.2%
Zebra Technologies Corp.*	6,461	183,234

Oil, Gas & Consumable Fuels - 3.8%
Arch Coal, Inc.	17,758	395,116
Bill Barrett Corp.*	4,229	131,564
Cimarex Energy Co.	9,197	487,165
Comstock Resources, Inc.*	5,097	206,785
Encore Acquisition Co.*	6,072	291,577
Forest Oil Corp.*	12,269	272,985
Frontier Oil Corp.	11,440	137,738
Mariner Energy, Inc.*	11,140	129,335
Newfield Exploration Co.*	14,633	705,750
Overseas Shipholding Group, Inc.	2,574	113,127
Patriot Coal Corp.*	8,194	126,679
Plains Exploration & Production Co.*	15,221	421,013
Quicksilver Resources, Inc.*	12,946	194,319

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
Southern Union Co.	13,557	$307,744
		3,920,897

Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.*	13,311	92,911

Personal Products - 0.5%
Alberto-Culver Co.	9,337	273,481
NBTY, Inc.*	6,762	294,417
		567,898

Pharmaceuticals - 1.0%
Endo Pharmaceuticals Holdings, Inc.*	12,808	262,692
Medicis Pharmaceutical Corp.	6,551	177,205
Perrigo Co.	8,860	352,982
Valeant Pharmaceuticals International*	7,369	234,261
		1,027,140

Professional Services - 1.3%
Corporate Executive Board Co.	3,731	85,141
FTI Consulting, Inc.*	5,654	266,643
Korn/Ferry International*	4,985	82,253
Manpower, Inc.	8,568	467,641
MPS Group, Inc.*	10,181	139,887
Navigant Consulting, Inc.*	5,530	82,176
Watson Wyatt Worldwide, Inc.*	4,664	221,633
		1,345,374

Real Estate Investment Trusts - 6.9%
Alexandria Real Estate Equities, Inc.	4,865	312,771
AMB Property Corp.	15,985	408,417
BRE Properties, Inc.	5,985	197,984
Camden Property Trust	7,007	296,887
Corporate Office Properties Trust	6,342	232,307
Cousins Properties, Inc.	11,099	84,685
Duke Realty Corp.	24,480	297,922
Equity One, Inc.	3,861	62,432
Essex Property Trust, Inc.	3,207	268,266
Federal Realty Investment Trust	6,687	452,844
Highwoods Properties, Inc.	7,745	258,296
Hospitality Properties Trust	13,588	322,171
Liberty Property Trust	12,402	396,988
Macerich Co.	10,748	386,391
Mack-Cali Realty Corp.	8,562	295,988
Nationwide Health Properties, Inc.	12,267	431,553
Omega Healthcare Investors, Inc.	9,374	182,324
Potlatch Corp.	4,345	138,519
Rayonier, Inc.	8,751	368,942
Realty Income Corp.	11,398	295,322
Regency Centers Corp.	8,776	307,687
Senior Housing Properties Trust	14,028	306,792
SL Green Realty Corp.	8,505	427,291
UDR, Inc.	16,830	276,685
Weingarten Realty Investors	11,391	225,428
		7,234,892

Equity Securities - Cont'd	Shares	Value
Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc.	4,567	$275,847

Road & Rail - 1.1%
Con-way, Inc.	5,359	187,083
JB Hunt Transport Services, Inc.	9,564	308,630
Kansas City Southern*	10,573	351,975
Landstar System, Inc.	5,609	217,461
Werner Enterprises, Inc.	4,786	94,715
		1,159,864

Semiconductors & Semiconductor Equipment - 2.4%
Atmel Corp.*	49,307	227,305
Cree, Inc.*	11,413	643,351
Fairchild Semiconductor International, Inc.*	13,529	135,155
Integrated Device Technology, Inc.*	18,902	122,296
International Rectifier Corp.*	7,784	172,182
Intersil Corp.	13,377	205,203
Lam Research Corp.*	14,014	549,489
RF Micro Devices, Inc.*	29,195	139,260
Semtech Corp.*	6,716	114,239
Silicon Laboratories, Inc.*	5,030	243,150
		2,551,630

Software - 3.5%
ACI Worldwide, Inc.*	3,884	66,611
Advent Software, Inc.*	1,776	72,336
ANSYS, Inc.*	9,769	424,561
Cadence Design Systems, Inc.*	29,068	174,117
FactSet Research Systems, Inc.	4,587	302,146
Fair Isaac Corp.	5,306	113,071
Informatica Corp.*	9,851	254,747
Jack Henry & Associates, Inc.	9,203	212,773
Mentor Graphics Corp.*	10,728	94,728
MICROS Systems, Inc.*	8,741	271,233
Parametric Technology Corp.*	12,983	212,142
Quest Software, Inc.*	6,649	122,342
Rovi Corp.*	11,349	361,693
Solera Holdings, Inc.	7,604	273,820
Sybase, Inc.*	8,979	389,689
Synopsys, Inc.*	15,937	355,076
		3,701,085

Specialty Retail - 4.5%
Aaron's, Inc.	5,929	164,411
Advance Auto Parts, Inc.	10,433	422,328
Aeropostale, Inc.*	7,342	249,995
American Eagle Outfitters, Inc.	22,673	384,988
AnnTaylor Stores Corp.*	6,704	91,443
Barnes & Noble, Inc.	4,464	85,128
Carmax, Inc.*	24,430	592,428
Chicos FAS, Inc.*	19,440	273,132
Coldwater Creek, Inc.*	6,781	30,243
Collective Brands, Inc.*	7,005	159,504
Dicks Sporting Goods, Inc.*	9,844	244,820
Foot Locker, Inc.	17,088	190,360

Equity Securities - Cont'd	Shares	Value
Specialty Retail - Cont'd
Guess?, Inc.	6,343	$268,309
J Crew Group, Inc.*	6,081	272,064
PetSmart, Inc.	13,670	364,852
Rent-A-Center, Inc.*	7,219	127,921
Urban Outfitters, Inc.*	14,167	495,703
Williams-Sonoma, Inc.	11,556	240,134
		4,657,763

Textiles, Apparel & Luxury Goods - 1.0%
Fossil, Inc.*	5,247	176,089
Hanesbrands, Inc.*	10,355	249,659
Phillips-Van Heusen Corp.	5,645	229,639
Timberland Co.*	4,876	87,427
Under Armour, Inc.*	4,098	111,752
Warnaco Group, Inc.*	4,962	209,347
		1,063,913

Thrifts & Mortgage Finance - 1.4%
Astoria Financial Corp.	9,307	115,686
First Niagara Financial Group, Inc.	20,727	288,313
New York Community Bancorp, Inc.	45,797	664,514
NewAlliance Bancshares, Inc.	11,682	140,301
Washington Federal, Inc.	12,364	239,120
		1,447,934

Tobacco - 0.1%
Universal Corp.	2,713	123,740

Trading Companies & Distributors - 0.4%
GATX Corp.	5,023	144,411
MSC Industrial Direct Co.	4,790	225,130
United Rentals, Inc.*	6,865	67,346
		436,887

Water Utilities - 0.3%
Aqua America, Inc.	14,856	260,129

Wireless Telecommunication Services - 0.5%
Syniverse Holdings, Inc.*	7,516	131,380
Telephone & Data Systems, Inc.	10,383	352,191
		483,571

Total Equity Securities (Cost $99,438,376)		99,286,167

Exchange Traded Funds - 0.6%
Midcap SPDR Trust Series 1	4,900	645,624

Total Exchange Traded Funds (Cost $645,886)		645,624

	Principal
Time Deposit - 3.9%	Amount	Value
State Street Corp. Time Deposit, 0.00%, 1/4/10	$4,040,552	$4,040,552

Total Time Deposit (Cost $4,040,552)		4,040,552

U.S. Treasury - 0.4%
United States Treasury Bills, 2/11/10^	400,000	399,938

Total U.S. Treasury (Cost $399,938)		399,938

TOTAL INVESTMENTS (Cost $104,524,752) - 100.0%		104,372,281
Other assets and liabilities, net - 0.0%		(24,455)
NET ASSETS - 100%		$104,347,826

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 per value, 20,000,000 shares authorized:
Class I: 1,899,442		$115,459,542
Class F: 9,495		438,623
Undistributed net investment income		311,012
Accumulated net realized gain (loss) on investments		(11,848,412)
Net unrealized appreciation (depreciation) on investments		(12,939)

Net Assets		$104,347,826

Net Asset Value Per Share:
Class I: (based on net assets of $103,824,681)		$54.66
Class F: (based on net assets of $523,145)		$55.10

Futures	Number Of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
E-Mini S&P MidCap 400 Index^	63	3/10	$4,566,870	$139,532

(b) This security was valued by the Board of Directors. See note A.

^ Futures collateralized by 400,000 units of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:

LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income	$1,633,487
Interest income	125
Total investment income	1,633,612

Expenses:
Investment advisory fee	272,987
Transfer agent fees and expenses	19,909
Administrative fees	90,996
Distribution plan expenses:
Class F	727
Directors' fees and expenses	14,298
Custodian fees	42,042
Reports to shareholders	18,150
Professional fees	25,271
Accounting fees	12,095
Miscellaneous	25,876
Total expenses	522,351
Reimbursement from Advisor:
Class I	(16,885)
Class F	(4,052)
Fees paid indirectly	(67)
Net expenses	501,347

Net Investment Income	1,132,265

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	549,871
Futures	135,066
684,937

Change in unrealized appreciation (depreciation) on:
Investments	27,503,568
Futures	1,778
27,505,346

Net Realized and Unrealized Gain
(Loss)	28,190,283

Increase (Decrease) in Net Assets
Resulting From Operations	$29,322,548

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,132,265	$1,818,988
Net realized gain (loss)	684,937	(12,128,233)
Change in unrealized appreciation or (depreciation)	27,505,346	(50,236,462)

Increase (Decrease) in Net Assets
Resulting From Operations	29,322,548	(60,545,707)

Distributions to shareholders from:
Net investment income:
Class I shares	(808,995)	(2,853,958)
Class F shares	(2,174)	(739)
Net realized gain:
Class I shares	--	(11,824,562)
Class F shares	--	(1,281)
Total distributions	(811,169)	(14,680,540)

Capital share transactions:
Shares sold:
Class I shares	10,586,679	18,892,154
Class F shares	440,988	212,505
Reinvestment of distributions:
Class I shares	808,993	14,678,521
Class F shares	2,174	2,020
Shares redeemed:
Class I shares	(20,604,871)	(45,958,150)
Class F shares	(166,966)	(53,098)
Total capital share transactions	(8,933,003)	(12,226,048)

Total Increase (Decrease) In Net Assets	19,578,376	(87,452,295)

Net Assets
Beginning of year	84,769,450	172,221,745
End of year (including undistributed net investment income
of $311,012 and $131,531 respectively)	$104,347,826	$84,769,450

Capital Share Activity
Shares sold:
Class I shares	241,201	322,460
Class F shares	10,071	3,807
Reinvestment of distributions:
Class I shares	14,611	256,407
Class F shares	39	38
Shares redeemed:
Class I shares	(452,512)	(919,042)
Class F shares	(3,176)	(1,299)
Total capital share activity	(189,766)	(337,629)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Summit S&P MidCap 400 Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, securities valued at $10, or 0.0% of net assets were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities**	$99,286,157	--	$10	$99,286,167
Exchange traded funds	645,624	--	--	645,624
U.S. government obligations	--	$399,938	--	399,938
Other debt obligations	--	4,040,552	--	4,040,552
TOTAL	$99,931,781	$4,440,490	$10*	$104,372,281

Other financial instruments***	$139,532	--	--	$139,532

* Level 3 securities represent 0.0% of net assets.

** For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

***Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio's average daily net assets. Under the terms of the agreement, $26,301 was payable at year end. In addition, $16,171 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .55% and .79% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $8,767 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay the distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed 0.20% annually of average daily net assets of Class F. Under the terms of the agreement, $101 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $199 for the year ended December 31, 2009. Under the terms of the agreement, $16 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $14,038,884 and $24,002,152.

Capital Loss Carryforward

Expiration Date
31-Dec-16	$11,276,152

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$811,169	$3,307,172
Long term capital gain	--	11,373,368
Total	$811,169	$14,680,540

As of December 31, 2009, the tax basis components of distributable earnings / (accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$15,695,049
Unrealized (depreciation)	(16,280,248)
Net unrealized appreciation/(depreciation)	($585,199)
Undistributed ordinary income	$311,012
Capital loss carryforward	($11,276,152)
Federal income tax cost of investments	$104,957,480

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, return of capital distributions and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts and litigation settlements.

Undistributed net investment income	($141,615)
Accumulated net realized gain (loss)	141,615

Note D -- Line Of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$6,812	1.45%	$183,212	November 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 99.9% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class I Shares	2009	2008 (z)	2007
Net asset value, beginning	$40.39	$70.69	$69.23
Income from investment operations
Net investment income	.60	.72	.67
Net realized and unrealized gain (loss)	14.10	(24.89)	4.44
Total from investment operations	14.70	(24.17)	5.11
Distributions from
Net investment income	(.43)	(1.26)	(.66)
Net realized gain	--	(4.87)	(2.99)
Total distributions	(.43)	(6.13)	(3.65)
Total increase (decrease) in net asset value	14.27	(30.30)	1.46
Net asset value, ending	$54.66	$40.39	$70.69

Total return*	36.38%	(36.63%)	7.38%
Ratios to average net assets: A
Net investment income	1.25%	1.27%	1.11%
Total expenses	.57%	.55%	.52%
Expenses before offsets	.55%	.55%	.52%
Net expenses	.55%	.55%	.52%
Portfolio turnover	16%	22%	23%
Net assets, ending (in thousands)	$103,825	$84,665	$172,221

	Years Ended
	December 31,	December 31,
Class I Shares	2006	2005
Net asset value, beginning	$66.08	$60.76
Income from investment operations
Net investment income	.67	.52
Net realized and unrealized gain (loss)	5.64	6.50
Total from investment operations	6.31	7.02
Distributions from
Net investment income	(.59)	(.33)
Net realized gain	(2.57)	(1.37)
Total distributions	(3.16)	(1.70)
Total increase (decrease) in net asset value	3.15	5.32
Net asset value, ending	$69.23	$66.08

Total return*	9.72%	11.94%
Ratios to average net assets: A
Net investment income	1.15%	.91%
Total expenses	.52%	.54%
Expenses before offsets	.52%	.54%
Net expenses	.52%	.54%
Portfolio turnover	14%	19%
Net assets, ending (in thousands)	$144,136	$127,372

See notes to financial highlights.

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Class F Shares	2009	2008 (z)	2007^
Net asset value, beginning	$40.65	$70.66	$73.77
Income from investment operations
Net investment income	.43	.66	.16
Net realized and unrealized gain (loss)	14.25	(24.90)	(3.27)
Total from investment operations	14.68	(24.24)	(3.11)
Distributions from
Net investment income	(.23)	(.90)	--
Net realized gain	--	(4.87)	--
Total distributions	(.23)	(5.77)	--
Total increase (decrease) in net asset value	14.45	(30.01)	(3.11)
Net asset value, ending	$55.10	$40.65	$70.66

Total return*	36.12%	(36.76%)	(4.21%)
Ratios to average net assets: A
Net investment income	.98%	1.26%	.89% (a)
Total expenses	1.90%	.79%	.71% (a)
Expenses before offsets	.79%	.78%	.71% (a)
Net expenses	.79%	.78%	.71% (a)
Portfolio turnover	16%	22%	23%
Net assets, ending (in thousands)	$523	$104	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

^ From October 1, 2007 inception.

(z) Per share figures calculated using the Average Share Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one- and five-year periods ended June 30, 2009, and performed above the median of its peer universe for the three-year period ended June 30, 2009. The data also indicated that the Portfolio above its Lipper index for the one-, three- and five-year periods ended June 30, 2009. The Board took into account management's discussion of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the relatively small range in total expense ratios among the funds in the Portfolio's peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is being addressed; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit Balanced
Index Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments

A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Notes to Financial Statements
32	Financial Highlights
34	Explanation of Financial Tables
35	Proxy Voting
36	Availability of Quarterly Portfolio Holdings
36	Basis for Boards Approval of Investment Advisory Contracts
40	Director and Officer Information Table

Summit Balanced Index Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit Balanced Index Portfolio returned 18.41% compared to 26.46% for the Standard & Poor's (S&P) 500 Index, its benchmark. For context, a composite index, which is comprised of 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index, returned 18.25% for the period. While the Portfolio underperformed the S&P 500 benchmark due to its fixed-income allocation, it outperformed the composite primarily because of its slightly overweight position in equities throughout the year. Also, the fixed-income portion of the portfolio delivered strong returns relative to the fixed-income benchmark.

Summit Balanced Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	18.41%
Five year	2.61%
Ten year	1.89%

* Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** In December 2009 the Portfolio changed its broad-based benchmark in order to adopt an index that is not blended. The Portfolio also continues to show the Summit Balanced Composite because it is more consistent with the Portfolio's construction process and represents a more accurate reflection of the Portfolio's anticipated risk and return patterns.

*** 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

The performance data shown represents past performance, and does not guarantee future results.The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

Economic and market performance in early 2009 closely resembled performance in late 2008. Equity markets were weak. Fixed-income markets were frozen. Economies around the world were in recession. The stability of the global financial system was uncertain, as was the viability of many of the world's leading financial institutions. In an effort to prevent economic depression, the Federal Reserve and central banks around the world flooded the system with liquidity and stabilized markets. Severely negative GDP growth in the United States, which persisted from late 2008 into 2009, turned positive during the last two quarters of the year, albeit off a lower base.

Fixed-income markets opened up for both investment-grade and high-yield issuers, which was critical in breaking the credit crunch that began in 2008. Bond investments provided a wide range of returns during 2009. The corporate bond sector produced a return of 18.68% for the year, while the U.S. Treasury sector returned -3.57%. Mortgage-backed securities returned 5.89% as the government launched a trillion dollar purchase program to support that market. In general, riskier assets performed well, while lower-risk assets lagged. This was a complete reversal from 2008, when riskier assets were shed by investors and delivered strongly negative returns.

After posting negative returns during the first few months of the year, equity markets rallied. As liquidity and risk-taking returned to the marketplace, a more positive economic outlook prevailed and share prices moved higher.

Portfolio Strategy

As an index fund, the Portfolio's strategy is purely passive. Its goal is to mirror, as closely as possible, the performance of a portfolio comprised of 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index. When target weightings change significantly, the Portfolio is rebalanced.

The Portfolio relies on full replication to track the performance of the S&P 500 Index, although market shifts and portfolio cash flows may cause it to have slightly different weightings than the Index. Full replication of the Barclays Capital Aggregate Bond Index is not feasible, as the Index includes more than 8,400 securities. Therefore, the Portfolio employs stratified sampling to track performance of the Index. Stratified sampling requires the portfolio manager to select securities in each sector of the marketplace to represent sectors in the Index.
Asset Allocation (at 12.31.09)	% of Total Investments
Equity Investments	57%
Fixed Income Investments	40%
Time Deposit	3%
Total	100%

Outlook

During 2010, we expect to see modest economic growth in the United States and throughout the world, and improved corporate earnings. We anticipate that the recovery will remain modest as many challenges remain. Unemployment is above 10%, creating slack in the American economy. Consumers continue to reduce debt and limit spending. Many financial institutions have not yet addressed problem assets on their books, which will become problematic if the commercial real estate market experiences weakness as the year unfolds. Finally, the Federal Reserve (Fed) will have to drain liquidity from the system at some point. The Fed's timing and the magnitude of its actions will significantly influence economic and market performance.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,144.70	$3.24
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.18	$3.06

*  Expenses are equal to the Fund's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Balanced Index Portfolio:

We have audited the accompanying statement of net assets of the Summit Balanced Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Balanced Index Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
Equity Securities - 57.3%	Shares	Value
Aerospace & Defense - 1.6%
Boeing Co.	656	$35,509
General Dynamics Corp.	348	23,723
Goodrich Corp.	122	7,839
Honeywell International, Inc.	679	26,617
ITT Corp.	165	8,207
L-3 Communications Holdings, Inc.	115	9,999
Lockheed Martin Corp.	292	22,002
Northrop Grumman Corp.	288	16,085
Precision Castparts Corp.	127	14,014
Raytheon Co.	352	18,135
Rockwell Collins, Inc.	155	8,581
United Technologies Corp.	850	58,999
		249,710

Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	165	9,691
Expeditors International of Washington, Inc.	192	6,668
FedEx Corp.	282	23,533
United Parcel Service, Inc., Class B	898	51,518
		91,410

Airlines - 0.0%
Southwest Airlines Co.	670	7,658

Auto Components - 0.1%
Goodyear Tire & Rubber Co.*	263	3,708
Johnson Controls, Inc.	584	15,908
		19,616

Automobiles - 0.2%
Ford Motor Co.*	2,909	29,090
Harley-Davidson, Inc.	212	5,342
		34,432

Beverages - 1.5%
Brown-Forman Corp., Class B	115	6,160
Coca-Cola Co.	2,105	119,985
Coca-Cola Enterprises, Inc.	287	6,084
Constellation Brands, Inc.*	225	3,584
Dr Pepper Snapple Group, Inc.	230	6,509
Molson Coors Brewing Co., Class B	154	6,955
Pepsi Bottling Group, Inc.	148	5,550
PepsiCo, Inc.	1,407	85,546
		240,373

Equity Securities - Cont'd	Shares	Value
Biotechnology - 0.9%
Amgen, Inc.*	918	$51,931
Biogen Idec, Inc.*	261	13,964
Celgene Corp.*	415	23,107
Cephalon, Inc.*	82	5,118
Genzyme Corp.*	245	12,007
Gilead Sciences, Inc.*	817	35,360
		141,487

Building Products - 0.0%
Masco Corp.	325	4,488

Capital Markets - 1.6%
Ameriprise Financial, Inc.	247	9,589
Bank of New York Mellon Corp.	1,086	30,375
Charles Schwab Corp.	860	16,185
E*Trade Financial Corp.*	1,407	2,462
Federated Investors, Inc., Class B	103	2,834
Franklin Resources, Inc.	136	14,328
Goldman Sachs Group, Inc.	462	78,004
Invesco Ltd.	408	9,584
Janus Capital Group, Inc.	163	2,192
Legg Mason, Inc.	153	4,614
Morgan Stanley	1,228	36,349
Northern Trust Corp.	218	11,423
State Street Corp.	447	19,462
T. Rowe Price Group, Inc.	232	12,354
		249,755

Chemicals - 1.1%
Air Products & Chemicals, Inc.	190	15,401
Airgas, Inc.	85	4,046
CF Industries Holdings, Inc.	48	4,357
Dow Chemical Co.	1,033	28,542
Eastman Chemical Co.	78	4,699
Ecolab, Inc.	214	9,540
EI Du Pont de Nemours & Co.	816	27,475
FMC Corp.	75	4,182
International Flavors & Fragrances, Inc.	91	3,744
Monsanto Co.	493	40,303
PPG Industries, Inc.	149	8,722
Praxair, Inc.	277	22,246
Sigma-Aldrich Corp.	120	6,064
		179,321

Commercial Banks - 1.5%
BB&T Corp.	616	15,628
Comerica, Inc.	161	4,761
Fifth Third Bancorp	780	7,605
First Horizon National Corp.*	201	2,694
Huntington Bancshares, Inc.	388	1,416
KeyCorp	798	4,429
M&T Bank Corp.	75	5,017
Marshall & Ilsley Corp.	300	1,635

Equity Securities - Cont'd	Shares	Value
Commercial Banks - Cont'd
PNC Financial Services Group, Inc.	417	$22,013
Regions Financial Corp.	1,164	6,157
SunTrust Banks, Inc.	427	8,664
US Bancorp	1,727	38,875
Wells Fargo & Co.	4,643	125,315
Zions Bancorporation	115	1,475
		245,684

Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	102	3,722
Cintas Corp.	144	3,751
Iron Mountain, Inc.*	163	3,710
Pitney Bowes, Inc.	203	4,620
Republic Services, Inc.	291	8,238
RR Donnelley & Sons Co.	202	4,499
Stericycle, Inc.*	77	4,248
Waste Management, Inc.	445	15,046
		47,834

Communications Equipment - 1.5%
Cisco Systems, Inc.*	5,226	125,110
Harris Corp.	129	6,134
JDS Uniphase Corp.*	278	2,294
Juniper Networks, Inc.*	474	12,642
Motorola, Inc.*	2,073	16,086
QUALCOMM, Inc.	1,501	69,436
Tellabs, Inc.*	389	2,210
		233,912

Computers & Peripherals - 3.4%
Apple, Inc.*	819	172,694
Dell, Inc.*	1,554	22,315
EMC Corp.*	1,826	31,900
Hewlett-Packard Co.	2,171	111,828
International Business Machines Corp.	1,199	156,949
Lexmark International, Inc.*	101	2,624
NetApp, Inc.*	330	11,349
QLogic Corp.*	139	2,623
SanDisk Corp.*	205	5,943
Sun Microsystems, Inc.*	767	7,187
Teradata Corp.*	178	5,595
Western Digital Corp.*	203	8,963
		539,970

Construction & Engineering - 0.1%
Fluor Corp.	177	7,972
Jacobs Engineering Group, Inc.*	122	4,588
Quanta Services, Inc.*	220	4,585
		17,145

Construction Materials - 0.0%
Vulcan Materials Co.	113	5,952

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 0.5%
American Express Co.	1,074	$43,518
Capital One Financial Corp.	411	15,758
Discover Financial Services	508	7,473
SLM Corp.*	473	5,331
		72,080

Containers & Packaging - 0.1%
Ball Corp.	93	4,808
Bemis Co., Inc.	122	3,617
Owens-Illinois, Inc.*	153	5,029
Pactiv Corp.*	139	3,356
Sealed Air Corp.	156	3,410
		20,220

Distributors - 0.0%
Genuine Parts Co.	157	5,960

Diversified Consumer Services - 0.1%
Apollo Group, Inc.*	111	6,724
DeVry, Inc.	70	3,971
H&R Block, Inc.	329	7,442
		18,137

Diversified Financial Services - 2.5%
Bank of America Corp.	9,081	136,760
Citigroup, Inc.	17,714	58,633
CME Group, Inc.	60	20,157
IntercontinentalExchange, Inc.*	75	8,422
JPMorgan Chase & Co.	3,601	150,054
Leucadia National Corp.*	195	4,639
Moody's Corp.	193	5,172
NYSE Euronext	235	5,946
The NASDAQ OMX Group, Inc.*	147	2,914
		392,697

Diversified Telecommunication Services - 1.6%
AT&T, Inc.	5,411	151,670
CenturyTel, Inc.	292	10,573
Frontier Communications Corp.	306	2,390
Qwest Communications International, Inc.	1,522	6,408
Verizon Communications, Inc.	2,565	84,978
Windstream Corp.	428	4,704
		260,723

Electric Utilities - 1.1%
Allegheny Energy, Inc.	167	3,921
American Electric Power Co., Inc.	431	14,994
Duke Energy Corp.	1,171	20,153
Edison International	295	10,260
Entergy Corp.	177	14,486
Exelon Corp.	596	29,127
FirstEnergy Corp.	276	12,820

Equity Securities - Cont'd	Shares	Value
Electric Utilities - Cont'd
FPL Group, Inc.	372	$19,649
Northeast Utilities	172	4,436
Pepco Holdings, Inc.	200	3,370
Pinnacle West Capital Corp.	92	3,365
PPL Corp.	340	10,985
Progress Energy, Inc.	253	10,376
Southern Co.	719	23,957
		181,899

Electrical Equipment - 0.3%
Emerson Electric Co.	679	28,925
First Solar, Inc.*	50	6,770
Rockwell Automation, Inc.	140	6,577
Roper Industries, Inc.	85	4,452
		46,724

Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc.*	339	10,533
Amphenol Corp.	168	7,758
Corning, Inc.	1,404	27,111
FLIR Systems, Inc.*	149	4,875
Jabil Circuit, Inc.	208	3,613
Molex, Inc.	134	2,888
		56,778

Energy Equipment & Services - 1.0%
Baker Hughes, Inc.	280	11,334
BJ Services Co.	287	5,338
Cameron International Corp.*	199	8,318
Diamond Offshore Drilling, Inc.	63	6,201
FMC Technologies, Inc.*	111	6,420
Halliburton Co.	815	24,523
Nabors Industries Ltd.*	257	5,626
National Oilwell Varco, Inc.	378	16,666
Rowan Co.'s, Inc.*	129	2,921
Schlumberger Ltd.	1,082	70,427
Smith International, Inc.	226	6,141
		163,915

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	393	23,254
CVS Caremark Corp.	1,303	41,970
Kroger Co.	589	12,092
Safeway, Inc.	408	8,686
SUPERVALU, Inc.	225	2,860
Sysco Corp.	534	14,920
Walgreen Co.	896	32,901
Wal-Mart Stores, Inc.	1,938	103,586
Whole Foods Market, Inc.*	138	3,788
		244,057

Equity Securities - Cont'd	Shares	Value
Food Products - 1.0%
Archer-Daniels-Midland Co.	580	$18,160
Campbell Soup Co.	189	6,388
ConAgra Foods, Inc.	434	10,004
Dean Foods Co.*	185	3,337
General Mills, Inc.	294	20,818
H.J. Heinz Co.	285	12,187
Hershey Co.	150	5,368
Hormel Foods Corp.	84	3,230
J.M. Smucker Co.	117	7,225
Kellogg Co.	232	12,342
Kraft Foods, Inc.	1,332	36,204
McCormick & Co., Inc.	129	4,661
Sara Lee Corp.	629	7,661
Tyson Foods, Inc.	315	3,865
		151,450

Gas Utilities - 0.1%
EQT Corp.	129	5,666
Nicor, Inc.	48	2,021
Questar Corp.	171	7,108
		14,795

Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	545	31,980
Becton Dickinson & Co.	217	17,113
Boston Scientific Corp.*	1,361	12,249
C.R. Bard, Inc.	89	6,933
CareFusion Corp.*	185	4,627
DENTSPLY International, Inc.	146	5,135
Hospira, Inc.*	146	7,446
Intuitive Surgical, Inc.*	35	10,616
Medtronic, Inc.	1,000	43,980
St. Jude Medical, Inc.*	315	11,586
Stryker Corp.	245	12,341
Varian Medical Systems, Inc.*	113	5,294
Zimmer Holdings, Inc.*	194	11,467
		180,767

Health Care Providers & Services - 1.3%
Aetna, Inc.	395	12,522
AmerisourceBergen Corp.	292	7,612
Cardinal Health, Inc.	325	10,478
CIGNA Corp.	268	9,452
Coventry Health Care, Inc.*	165	4,008
DaVita, Inc.*	102	5,991
Express Scripts, Inc.*	248	21,440
Humana, Inc.*	167	7,330
Laboratory Corp. of America Holdings*	107	8,008
McKesson Corp.	241	15,063
Medco Health Solutions, Inc.*	428	27,353

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
Patterson Co.'s, Inc.*	92	$2,574
Quest Diagnostics, Inc.	155	9,359
Tenet Healthcare Corp.*	425	2,291
UnitedHealth Group, Inc.	1,050	32,004
WellPoint, Inc.*	429	25,006
		200,491

Health Care Technology - 0.0%
IMS Health, Inc.	179	3,770

Hotels, Restaurants & Leisure - 0.9%
Carnival Corp.*	396	12,549
Darden Restaurants, Inc.	137	4,804
International Game Technology	291	5,462
Marriott International, Inc.	247	6,731
McDonald's Corp.	986	61,566
Starbucks Corp.*	666	15,358
Starwood Hotels & Resorts Worldwide, Inc.	184	6,729
Wyndham Worldwide Corp.	189	3,812
Wynn Resorts Ltd.	68	3,960
Yum! Brands, Inc.	422	14,757
		135,728

Household Durables - 0.2%
Black & Decker Corp.	67	4,344
D.R. Horton, Inc.	271	2,946
Fortune Brands, Inc.	136	5,875
Harman International Industries, Inc.	77	2,716
Leggett & Platt, Inc.	162	3,305
Lennar Corp.	162	2,069
Newell Rubbermaid, Inc.	297	4,458
Pulte Homes, Inc.*	310	3,100
Whirlpool Corp.	76	6,130
		34,943

Household Products - 1.5%
Clorox Co.	137	8,357
Colgate-Palmolive Co.	450	36,968
Kimberly-Clark Corp.	375	23,891
Procter & Gamble Co.	2,679	162,428
		231,644

Independent Power Producers & Energy Traders - 0.1%
AES Corp.*	603	8,026
Constellation Energy Group, Inc.	197	6,928
		14,954

Industrial Conglomerates - 1.3%
3M Co.	631	52,165
General Electric Co.	9,724	147,124
Textron, Inc.	265	4,985
		204,274

Equity Securities - Cont'd	Shares	Value
Insurance - 1.4%
Aflac, Inc.	423	$19,564
Allstate Corp.	485	14,569
American International Group, Inc.*	132	3,957
AON Corp.	248	9,508
Assurant, Inc.	116	3,420
Chubb Corp.	316	15,541
Cincinnati Financial Corp.	160	4,198
Genworth Financial, Inc.*	486	5,516
Hartford Financial Services Group, Inc.	347	8,071
Lincoln National Corp.	262	6,519
Loews Corp.	329	11,959
Marsh & McLennan Co.'s, Inc.	473	10,444
MetLife, Inc.	740	26,159
Principal Financial Group, Inc.	278	6,683
Progressive Corp.*	613	11,028
Prudential Financial, Inc.	418	20,800
Torchmark Corp.	82	3,604
Travelers Co.'s, Inc.	513	25,578
Unum Group	300	5,856
XL Capital Ltd.	336	6,159
		219,133

Internet & Catalog Retail - 0.3%
Amazon.com, Inc.*	301	40,490
Expedia, Inc.*	207	5,322
priceline.com, Inc.*	40	8,740
		54,552

Internet Software & Services - 1.2%
Akamai Technologies, Inc.*	156	3,951
eBay, Inc.*	1,014	23,870
Google, Inc.*	221	137,016
VeriSign, Inc.*	189	4,581
Yahoo!, Inc.*	1,077	18,072
		187,490

IT Services - 0.9%
Affiliated Computer Services, Inc.*	96	5,730
Automatic Data Processing, Inc.	454	19,440
Cognizant Technology Solutions Corp.*	265	12,005
Computer Sciences Corp.*	149	8,572
Fidelity National Information Services, Inc.	308	7,220
Fiserv, Inc.*	152	7,369
MasterCard, Inc.	87	22,270
Paychex, Inc.	315	9,652
SAIC, Inc.*	278	5,265
Total System Services, Inc.	178	3,074
Visa, Inc.	407	35,596
Western Union Co.	634	11,951
		148,144

Equity Securities - Cont'd	Shares	Value
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.*	338	$1,426
Hasbro, Inc.	124	3,975
Mattel, Inc.	325	6,494
		11,895

Life Sciences - Tools & Services - 0.2%
Life Technologies Corp.*	173	9,048
Millipore Corp.*	59	4,269
PerkinElmer, Inc.	126	2,594
Thermo Fisher Scientific, Inc.*	369	17,598
Waters Corp.*	94	5,824
		39,333

Machinery - 0.9%
Caterpillar, Inc.	561	31,971
Cummins, Inc.	183	8,392
Danaher Corp.	234	17,597
Deere & Co.	382	20,662
Dover Corp.	183	7,615
Eaton Corp.	150	9,543
Flowserve Corp.	51	4,821
Illinois Tool Works, Inc.	348	16,701
PACCAR, Inc.	328	11,897
Pall Corp.	122	4,416
Parker Hannifin Corp.	158	8,513
Snap-on, Inc.	62	2,620
Stanley Works	88	4,533
		149,281

Media - 1.7%
CBS Corp., Class B	664	9,329
Comcast Corp.	2,591	43,684
DIRECTV*	856	28,548
Gannett Co., Inc.	212	3,148
Interpublic Group of Co.'s, Inc.*	544	4,015
McGraw-Hill Co.'s, Inc.	309	10,355
Meredith Corp.	41	1,265
New York Times Co.*	191	2,361
News Corp.	2,030	27,791
Omnicom Group, Inc.	281	11,001
Scripps Networks Interactive, Inc.	96	3,984
Time Warner Cable, Inc.	319	13,203
Time Warner, Inc.	1,071	31,209
Viacom, Inc., Class B*	548	16,292
Walt Disney Co.	1,758	56,695
Washington Post Co., Class B	6	2,638
		265,518

Metals & Mining - 0.6%
AK Steel Holding Corp.	120	2,562
Alcoa, Inc.	880	14,186
Allegheny Technologies, Inc.	109	4,880

Equity Securities - Cont'd	Shares	Value
Metals & Mining - Cont'd
Cliffs Natural Resources, Inc.	119	$5,485
Freeport-McMoRan Copper & Gold, Inc.*	391	31,393
Newmont Mining Corp.	443	20,958
Nucor Corp.	285	13,295
Titanium Metals Corp.*	100	1,252
United States Steel Corp.	126	6,945
		100,956

Multiline Retail - 0.5%
Big Lots, Inc.*	83	2,405
Family Dollar Stores, Inc.	137	3,813
J.C. Penney Co., Inc.	232	6,174
Kohl's Corp.*	276	14,885
Macy's, Inc.	412	6,905
Nordstrom, Inc.	162	6,088
Sears Holdings Corp.*	49	4,089
Target Corp.	679	32,843
		77,202

Multi-Utilities - 0.8%
Ameren Corp.	240	6,708
Centerpoint Energy, Inc.	399	5,789
CMS Energy Corp.	261	4,087
Consolidated Edison, Inc.	249	11,312
Dominion Resources, Inc.	538	20,939
DTE Energy Co.	162	7,062
Integrys Energy Group, Inc.	82	3,443
NiSource, Inc.	270	4,153
PG&E Corp.	335	14,958
Public Service Enterprise Group, Inc.	457	15,195
SCANA Corp.	109	4,107
Sempra Energy	222	12,428
TECO Energy, Inc.	244	3,958
Wisconsin Energy Corp.	115	5,730
Xcel Energy, Inc.	447	9,485
		129,354

Office Electronics - 0.0%
Xerox Corp.	852	7,208

Oil, Gas & Consumable Fuels - 5.5%
Anadarko Petroleum Corp.	443	27,652
Apache Corp.	304	31,364
Cabot Oil & Gas Corp.	102	4,446
Chesapeake Energy Corp.	579	14,985
Chevron Corp.	1,823	140,353
ConocoPhillips	1,339	68,383
Consol Energy, Inc.	164	8,167
Denbury Resources, Inc.*	226	3,345
Devon Energy Corp.	401	29,473
El Paso Corp.	634	6,232

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
EOG Resources, Inc.	228	$22,184
Exxon Mobil Corp.	4,353	296,831
Hess Corp.	263	15,911
Marathon Oil Corp.	639	19,950
Massey Energy Co.	87	3,655
Murphy Oil Corp.	173	9,377
Noble Energy, Inc.	157	11,182
Occidental Petroleum Corp.	732	59,548
Peabody Energy Corp.	242	10,941
Pioneer Natural Resources Co.	119	5,732
Range Resources Corp.	142	7,079
Southwestern Energy Co.*	311	14,990
Spectra Energy Corp.	584	11,978
Sunoco, Inc.	125	3,262
Tesoro Corp.	160	2,168
Valero Energy Corp.	509	8,526
Williams Co.'s, Inc.	527	11,109
XTO Energy, Inc.	524	24,382
		873,205

Paper & Forest Products - 0.2%
International Paper Co.	424	11,354
MeadWestvaco Corp.	168	4,810
Weyerhaeuser Co.	191	8,240
		24,404

Personal Products - 0.2%
Avon Products, Inc.	386	12,159
Estee Lauder Co.'s, Inc.	116	5,610
Mead Johnson Nutrition Co.	186	8,128
		25,897

Pharmaceuticals - 3.7%
Abbott Laboratories, Inc.	1,396	75,370
Allergan, Inc.	278	17,517
Bristol-Myers Squibb Co.	1,589	40,122
Eli Lilly & Co.	913	32,603
Forest Laboratories, Inc.*	273	8,766
Johnson & Johnson	2,518	162,184
King Pharmaceuticals, Inc.*	225	2,761
Merck & Co., Inc.	2,795	102,129
Mylan, Inc.*	300	5,529
Pfizer, Inc.	7,331	133,351
Watson Pharmaceuticals, Inc.*	96	3,803
		584,135

Professional Services - 0.1%
Dun & Bradstreet Corp.	52	4,387
Equifax, Inc.	131	4,046
Monster Worldwide, Inc.*	152	2,645
Robert Half International, Inc.	149	3,983
		15,061

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trusts - 0.7%
Apartment Investment & Management Co.	114	$1,815
AvalonBay Communities, Inc.	73	5,994
Boston Properties, Inc.	126	8,451
Equity Residential	248	8,377
HCP, Inc.	265	8,093
Health Care REIT, Inc.	109	4,831
Host Hotels & Resorts, Inc.	618	7,212
Kimco Realty Corp.	364	4,925
Plum Creek Timber Co., Inc.	160	6,042
ProLogis	400	5,476
Public Storage	129	10,507
Simon Property Group, Inc.	257	20,508
Ventas, Inc.	154	6,736
Vornado Realty Trust	153	10,701
		109,668

Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc.*	250	3,393

Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	237	23,373
CSX Corp.	354	17,166
Norfolk Southern Corp.	332	17,403
Ryder System, Inc.	71	2,923
Union Pacific Corp.	456	29,138
		90,003

Semiconductors & Semiconductor Equipment - 1.5%
Advanced Micro Devices, Inc.*	511	4,947
Altera Corp.	289	6,540
Analog Devices, Inc.	264	8,337
Applied Materials, Inc.	1,205	16,798
Broadcom Corp.*	390	12,267
Intel Corp.	5,016	102,326
KLA-Tencor Corp.	168	6,075
Linear Technology Corp.	218	6,658
LSI Corp.*	645	3,876
MEMC Electronic Materials, Inc.*	244	3,323
Microchip Technology, Inc.	166	4,824
Micron Technology, Inc.*	765	8,078
National Semiconductor Corp.	250	3,840
Novellus Systems, Inc.*	101	2,357
NVIDIA Corp.*	495	9,247
Teradyne, Inc.*	158	1,695
Texas Instruments, Inc.	1,139	29,682
Xilinx, Inc.	271	6,791
		237,661

Software - 2.5%
Adobe Systems, Inc.*	474	17,434
Autodesk, Inc.*	208	5,285
BMC Software, Inc.*	181	7,258

Equity Securities - Cont'd	Shares	Value
Software - Cont'd
CA, Inc.	360	$8,086
Citrix Systems, Inc.*	180	7,490
Compuware Corp.*	233	1,684
Electronic Arts, Inc.*	332	5,893
Intuit, Inc.*	317	9,735
McAfee, Inc.*	142	5,761
Microsoft Corp.	7,087	216,083
Novell, Inc.*	404	1,677
Oracle Corp.	3,526	86,528
Red Hat, Inc.*	185	5,716
Salesforce.com, Inc.*	107	7,893
Symantec Corp.*	736	13,167
		399,690

Specialty Retail - 1.1%
Abercrombie & Fitch Co.	92	3,206
AutoNation, Inc.*	129	2,470
AutoZone, Inc.*	32	5,058
Bed Bath & Beyond, Inc.*	237	9,155
Best Buy Co., Inc.	309	12,193
GameStop Corp.*	149	3,269
Gap, Inc.	435	9,113
Home Depot, Inc.	1,539	44,523
Limited Brands, Inc.	262	5,041
Lowe's Co.'s, Inc.	1,334	31,202
Office Depot, Inc.*	321	2,071
O'Reilly Automotive, Inc.*	134	5,108
RadioShack Corp.	123	2,400
Ross Stores, Inc.	114	4,869
Sherwin-Williams Co.	96	5,918
Staples, Inc.	653	16,057
Tiffany & Co.	122	5,246
TJX Co.'s, Inc.	383	13,999
		180,898

Textiles, Apparel & Luxury Goods - 0.3%
Coach, Inc.	288	10,521
Nike, Inc., Class B	351	23,191
Polo Ralph Lauren Corp.	63	5,102
VF Corp.	88	6,445
		45,259

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	463	6,357
People's United Financial, Inc.	358	5,979
		12,336

Tobacco - 0.9%
Altria Group, Inc.	1,871	36,728
Lorillard, Inc.	150	12,035
Philip Morris International, Inc.	1,747	84,188
Reynolds American, Inc.	153	8,104
		141,055

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 0.1%
Fastenal Co.	130	$5,413
W.W. Grainger, Inc.	64	6,197
		11,610

Wireless Telecommunication Services - 0.2%
American Tower Corp.*	357	15,426
MetroPCS Communications, Inc.*	300	2,289
Sprint Nextel Corp.*	2,597	9,505
		27,220

Total Equity Securities (Cost $8,161,138)		9,116,314

Exchange Traded Funds - 2.5%
iShares Barclays Aggregate Bond Fund	3,800	392,122

Total Exchange Traded Funds (Cost $397,203)		392,122

	Principal
Commercial Mortgage-Backed Securities - 1.8%	Amount
Wachovia Bank Commercial Mortgage Trust, 4.964%, 11/15/35	$285,000	283,782

Total Commercial Mortgage-Backed Securities (Cost $203,319)		283,782

Corporate Bonds - 8.4%
Affiliated Computer Services, Inc., 5.20%, 6/1/15	140,000	144,550
Apache Corp., 5.625%, 1/15/17	100,000	106,599
Colonial Pipeline Co., 7.75%, 11/1/10 (e)	125,000	131,403
Conoco Funding Co., 6.35%, 10/15/11	50,000	54,398
Goldman Sachs Group, Inc., 5.35%, 1/15/16	100,000	103,866
Honeywell International, Inc., 7.50%, 3/1/10	125,000	126,395
Hospira, Inc., 6.40%, 5/15/15	100,000	110,938
Public Service Co. of North Carolina, Inc., 6.625%, 2/15/11	150,000	156,975
Shell International Finance BV, 4.00%, 3/21/14	100,000	104,592
US Bank NA, 4.95%, 10/30/14	100,000	106,444
Wells Fargo & Co., 4.375%, 1/31/13	125,000	129,496
XTO Energy, Inc., 4.625%, 6/15/13	50,000	53,159

Total Corporate Bonds (Cost $1,268,912)		1,328,815

Time Deposit - 2.5%
State Street Corp. Time Deposit, 0.00%, 1/4/10	401,578	401,578

Total Time Deposit (Cost $401,578)		401,578

	Principal
U.S. Government Agencies And Instrumentalities - 2.1%	Amount	Value
Federal Home Loan Bank, 3.625%, 10/18/13	$320,000	$335,152

Total U.S. Government Agencies And Instrumentalities (Cost $329,453)		335,152

U.S. Government Agency Mortgage-Backed Securities - 12.5%
Fannie Mae:
7.00%, 7/1/29	58,178	64,268
6.50%, 8/1/32	48,741	52,463
5.50%, 7/1/33	169,231	177,869
6.00%, 8/1/33	96,920	103,523
5.50%, 11/1/33	284,628	299,156
7.50%, 11/1/36	117,971	128,821
Freddie Mac:
5.00%, 5/1/18	336,258	354,373
4.50%, 9/1/18	75,288	78,402
6.00%, 8/1/36	348,700	370,712
Ginnie Mae, 5.50%, 7/20/34	348,347	366,789

Total U.S. Government Agency Mortgage-Backed Securities (Cost $1,916,660)		1,996,376

U.S. Treasury - 12.5%
United States Treasury Bills, 2/11/10 ^	100,000	99,986
United States Treasury Bonds, 5.25%, 11/15/28	200,000	216,844
United States Treasury Notes:
2.75%, 10/31/13	400,000	409,688
2.00%, 11/30/13	325,000	323,273
1.50%, 12/31/13	125,000	121,719
2.375%, 8/31/14	350,000	347,484
5.125%, 5/15/16	250,000	278,867
3.00%, 9/30/16	200,000	196,406

Total U.S. Treasury (Cost $1,966,226)		1,994,267

TOTAL INVESTMENTS (Cost $14,644,489) - 99.6%		15,848,406
Other assets and liabilities, net - 0.4%		71,390
Net Assets - 100%		$15,919,796

Net Assets Consist of:
Paid-in capital applicable to 350,492 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$15,177,218
Undistributed net investment income		111,995
Accumulated net realized gain (loss) on investments		(578,017)
Net unrealized appreciation (depreciation) on investments		1,208,600

Net Assets		$15,919,796

Net Asset Value per Share		$45.42

Futures	Number Of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
E-Mini S&P 500 Index^	7	3/10	$388,745	$4,683
Total Purchased				$4,683

* Non-income producing security.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

^ Futures collateralized by 100,000 units of U.S. Treasury Bills.

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Interest income	$253,817
Dividend income	219,349
Total investment income	473,166

Expenses:
Investment advisory fee	45,991
Transfer agent fees and expenses	2,233
Directors' fees and expenses	2,381
Administrative fees	15,330
Custodian fees	35,994
Accounting fees	744
Reports to shareholders	3,248
Professional fees	17,970
Contract Services	17,551
Miscellaneous	52
Total expenses	141,494
Reimbursement from Advisor	(49,475)
Fees paid indirectly	(37)
Net expenses	91,982

Net Investment Income	381,184

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	174,836
Futures	(52,430)
122,406

Changes in unrealized appreciation (depreciation) on:
Investments	2,125,293
Futures	(29,917)
2,095,376

Net Realized and Unrealized Gain
(Loss)	2,217,782

Increase (Decrease) in Net Assets
Resulting From Operations	$2,598,966

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$381,184	$623,303
Net realized gain (loss) on investments	122,406	(45,569)
Change in unrealized appreciation (depreciation)	2,095,376	(5,336,359)

Increase (Decrease) in Net Assets
Resulting From Operations	2,598,966	(4,758,625)

Distributions to shareholders from:
Net investment income	(348,198)	(619,228)
Total distributions	(348,198)	(619,228)

Capital share transactions:
Shares sold	1,518,492	1,422,473
Reinvestment of distributions	348,196	619,228
Shares redeemed	(4,041,694)	(6,813,199)
Total capital share transactions	(2,175,006)	(4,771,498)

Total Increase (Decrease) in Net Assets	75,762	(10,149,351)

Net Assets
Beginning of year	15,844,034	25,993,385
End of year (including undistributed net investment
income of $111,995 and $66,235, respectively)	$15,919,796	$15,844,034

Capital Share Activity
Shares sold	36,816	29,832
Reinvestment of distributions	7,612	14,516
Shares redeemed	(98,053)	(143,741)
Total capital share activity	(53,625)	(99,393)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Summit Balanced Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	--	$283,782	--	$283,782
Corporate Bonds	--	1,328,815	--	1,328,815
Equity Securities*	$9,116,314	--	--	9,116,314
Exchanged Traded Funds	392,122	--	--	392,122
Other debt Obligations	--	401,578	--	401,578
U.S. Government Obligations	--	4,325,795	--	4,325,795
TOTAL	$9,508,436	$6,339,970	--	$15,848,406

Other Financial Instruments**	$4,683	--	--	$4,683

*     For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio's average daily net assets. Under the terms of the agreement, $4,068 was payable at year end. In addition, $5,844 was payable at year end for operating expenses paid by the advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $1,356 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $51 for the year ended December 31, 2009. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $4,922,323 and $6,826,223, respectively. U.S. Government security purchases and sales were $2,965,864 and $2,081,601, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-13	$337,505
31-Dec-16	752

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$348,198	$619,228
Total	$348,198	$619,228

As of December 31, 2009, the components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$2,434,147
Unrealized (depreciation)	(1,465,307)
Net unrealized appreciation/(depreciation)	$968,840
Undistributed ordinary income	$111,995
Capital loss carryforward	($338,257)
Federal income tax cost of investments	$14,879,566

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities and real estate investment trusts.

Undistributed net investment income	$12,774
Accumulated net realized gain (loss)	(12,774)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$2,248	1.46%	$239,076	October 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 49.2% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$39.21	$51.62	$49.58
Income from investment operations
Net investment income	1.14	1.48	1.33
Net realized and unrealized gain (loss)	6.09	(12.45)	2.12
Total from investment operations	7.23	(10.97)	3.45
Distributions from
Net investment income	(1.02)	(1.44)	(1.41)
Total distributions	(1.02)	(1.44)	(1.41)
Total increase (decrease) in net asset value	6.21	(12.41)	2.04
Net asset value, ending	$45.42	$39.21	$51.62

Total return*	18.41%	(21.55%)	7.02%
Ratios to average net assets: A
Net investment income	2.49%	3.08%	2.47%
Total expenses	.92%	.86%	.69%
Expenses before offsets	.60%	.60%	.60%
Net expenses	.60%	.60%	.60%
Portfolio turnover	53%	26%	15%
Net assets, ending (in thousands)	$15,920	$15,844	$25,993

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$45.74	$45.55
Income from investment operations
Net investment income	1.16	1.07
Net realized and unrealized gain (loss)	3.80	.28
Total from investment operations	4.96	1.35
Distributions from
Net investment income	(1.12)	(1.16)
Total distributions	(1.12)	(1.16)
Total increase (decrease) in net asset value	3.84	.19
Net asset value, ending	$49.58	$45.74

Total return*	11.02%	3.04%
Ratios to average net assets: A
Net investment income	2.36%	2.25%
Total expenses	.69%	.70%
Expenses before offsets	.60%	.60%
Net expenses	.60%	.60%
Portfolio turnover	21%	4%
Net assets, ending (in thousands)	$28,784	$29,316

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*      Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory ContractS

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one- and three-year periods ended June 30, 2009, and performed below the median of its peer universe for the five-year period ended June 30, 2009. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit NASDAQ-100
Index Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Notes to Financial Statements
21	Financial Highlights
23	Explanation of Financial Tables
24	Proxy Voting
25	Availability of Quarterly Portfolio Holdings
26	Basis for Board's Approval of Investment Advisory Contracts
29	Director and Officer Information Table

Summit Nasdaq-100 Index Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit Nasdaq-100 Index Portfolio provided a return of 53.51% compared to a return of 54.61% for the Nasdaq 100 Index. As an index fund, the Portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the Nasdaq 100 Index. The Portfolio's underperformance is largely attributable to fees and operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody, and other services.

Summit Nasdaq-100 Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	53.51%
Five year	2.69%
Ten year	-6.51%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

Economic and market performance in early 2009 closely resembled that of late 2008. Equity markets were weak. Fixed-income markets were frozen. Economies around the world were in recession. The stability of the global financial system was uncertain, as was the viability of many of the world's leading financial institutions. In an effort to prevent economic depression, the Federal Reserve and central banks around the world flooded the system with liquidity and stabilized markets. Severely negative GDP growth in the United States, which persisted from late 2008 into 2009, turned positive during the last two quarters of the year, albeit off a lower base.

The stabilized banking system, an improved economic outlook, and low valuations fueled a stock market rally that lasted throughout much of 2009. The Nasdaq 100 Index, which declined significantly during the first quarter of 2009, hit bottom in early March at a level of 1,043.87. For the balance of the year, the Index trended higher, closing the year at 1,860.31. Including dividend reinvestment, the Index gained 79.1% from its March 2009 low through the end of the year.

Portfolio Strategy

The Portfolio continued to meet its investment objective of closely tracking the total return of the Nasdaq 100 Index. The Index includes 100 of the largest and most actively traded non-financial domestic and international companies. The average market capitalization of the companies in the Index is roughly $30 billion, which is significantly larger than the $20 billion average capitalization of companies in the Standard & Poor's 500 Index (S&P 500 Index). These companies delivered strong returns for the year, both in absolute terms and relative to the S&P 500 Index, which returned 26.5% for the year.

At the end of 2009, the Index was most heavily weighted in Information Technology (63.2%), Consumer Discretionary (14.4%), and Healthcare (15.6%) companies. It had no exposure to companies in the Utilities, Energy, or Financial Services sectors.

The top-performing sectors of the Nasdaq 100 Index, including dividend reinvestment, were Information Technology (up 72.55% for the year) and Consumer Discretionary (66.1%). The worst performers were the Healthcare (15.5%) and Consumer Staples (14.4%) sectors.

The Summit Nasdaq-100 Index Portfolio fully replicates the Nasdaq 100 Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold slightly different weightings than the Index. Since the Nasdaq 100 Index is not a mutual fund, direct investment in the Index is not possible and there are no expenses charged against its return as there are against the Portfolio's return.
Economic Sectors	% of Total Investments
Consumer Discretionary	14.3%
Consumer Staples	0.8%
Exchange Traded Funds	0.4%
Government	0.2%
Health Care	15.5%
Industrials	4.1%
Information Technology	62.8%
Materials	0.3%
Telecommunication Services	1.6%
Total	100%

Outlook

The outlook for 2010 is for modest growth in the U.S. and global economies, and for improved corporate earnings. Interest rates may increase modestly as the economy strengthens and the Federal Reserve removes the massive liquidity that it has injected into the market. Riskier assets, including equities, may outperform in this environment, in a continuation of the trend established in 2009.

Challenges will remain, however, as the economic recovery will likely be muted by high unemployment and by consumers who continue to repair their balance sheets by curtailing spending. In addition, financial institutions will continue to deal with problem assets and weakness in the commercial real estate market, which will likely bring new challenges in 2010. Lastly, the prospect of higher interest rates may negatively affect price/earnings multiples in the equity markets.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,258.80	$3.70
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.93	$3.31

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Nasdaq-100 Index Portfolio:

We have audited the accompanying statement of net assets of the Summit Nasdaq-100 Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Nasdaq-100 Index Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009

Equity Securities - 98.5%	Shares	Value
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	2,444	$143,536
Expeditors International of Washington, Inc.	3,115	108,184
		251,720

Biotechnology - 7.9%
Amgen, Inc.*	6,953	393,331
Biogen Idec, Inc.*	4,634	247,919
Celgene Corp.*	6,717	374,003
Cephalon, Inc.*	1,083	67,590
Genzyme Corp.*	4,905	240,394
Gilead Sciences, Inc.*	13,062	565,324
Vertex Pharmaceuticals, Inc.*	3,071	131,592
		2,020,153

Chemicals - 0.3%
Sigma-Aldrich Corp.	1,723	87,063

Commercial Services & Supplies - 0.6%
Cintas Corp.	2,763	71,976
Stericycle, Inc.*	1,305	71,997
		143,973

Communications Equipment - 10.4%
Cisco Systems, Inc.*	30,304	725,478
QUALCOMM, Inc.	29,741	1,375,818
Research In Motion Ltd.*	8,379	565,918
		2,667,214

Computers & Peripherals - 17.6%
Apple, Inc.*	18,555	3,912,507
Dell, Inc.*	10,596	152,158
Logitech International SA*	2,526	43,195
NetApp, Inc.*	5,184	178,278
SanDisk Corp.*	3,419	99,117
Seagate Technology LLC	7,394	134,497
		4,519,752

Construction & Engineering - 0.2%
Foster Wheeler AG*	1,990	58,586

Diversified Consumer Services - 0.6%
Apollo Group, Inc.*	2,331	141,212

Electrical Equipment - 0.6%
First Solar, Inc.*	1,099	148,805

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - 0.7%
Flextronics International Ltd.*	13,239	$96,777
FLIR Systems, Inc.*	2,347	76,794
		173,571

Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	3,386	200,350

Health Care Equipment & Supplies - 1.2%
DENTSPLY International, Inc.	2,150	75,616
Hologic, Inc.*	4,064	58,928
Intuitive Surgical, Inc.*	563	170,769
		305,313

Health Care Providers & Services - 1.7%
Express Scripts, Inc.*	3,614	312,430
Henry Schein, Inc.*	1,343	70,642
Patterson Co.'s, Inc.*	1,736	48,573
	431,645

Health Care Technology - 0.4%
Cerner Corp.*	1,200	98,928

Hotels, Restaurants & Leisure - 1.8%
Starbucks Corp.*	15,162	349,636
Wynn Resorts Ltd.	1,979	115,237
		464,873

Household Durables - 0.3%
Garmin Ltd.	2,799	85,929

Internet & Catalog Retail - 3.6%
Amazon.com, Inc.*	4,238	570,096
Expedia, Inc.*	4,187	107,648
Liberty Media Corp. - Interactive*	8,229	89,202
priceline.com, Inc.*	684	149,454
	916,400

Internet Software & Services - 8.1%
Baidu.com (ADR)*	399	164,081
eBay, Inc.*	14,207	334,433
Google, Inc.*	2,183	1,353,416
VeriSign, Inc.*	2,732	66,224
Yahoo!, Inc.*	9,921	166,474
		2,084,628

IT Services - 3.1%
Automatic Data Processing, Inc.	5,257	225,105
Cognizant Technology Solutions Corp.*	4,233	191,755
Fiserv, Inc.*	2,838	137,586
Infosys Technologies Ltd. (ADR)	1,620	89,537
Paychex, Inc.	5,055	154,885
		798,868

Equity Securities - Cont'd	Shares	Value
Leisure Equipment & Products - 0.5%
Mattel, Inc.	6,092	$121,718

Life Sciences - Tools & Services - 1.1%
Illumina, Inc.*	1,791	54,894
Life Technologies Corp.*	2,674	139,663
QIAGEN NV*	3,447	76,937
		271,494

Machinery - 1.2%
Joy Global, Inc.	1,511	77,952
PACCAR, Inc.	6,006	217,838
		295,790

Media - 4.4%
Comcast Corp.	21,283	358,831
DIRECTV*	10,269	342,471
DISH Network Corp.	3,255	67,606
News Corp.	20,972	287,107
Virgin Media, Inc.	4,962	83,511
		1,139,526

Multiline Retail - 0.6%
Sears Holdings Corp.*	1,782	148,708

Pharmaceuticals - 3.1%
Mylan, Inc.*	4,578	84,373
Teva Pharmaceutical Industries Ltd. (ADR)	10,889	611,744
Warner Chilcott plc*	3,694	105,168
		801,285

Road & Rail - 0.2%
JB Hunt Transport Services, Inc.	1,898	61,248

Semiconductors & Semiconductor Equipment - 7.8%
Altera Corp.	6,123	138,564
Applied Materials, Inc.	10,159	141,616
Broadcom Corp.*	5,872	184,674
Intel Corp.	28,512	581,645
KLA-Tencor Corp.	3,101	112,132
Lam Research Corp.*	1,953	76,577
Linear Technology Corp.	4,435	135,445
Marvell Technology Group Ltd.*	8,817	182,953
Maxim Integrated Products, Inc.	4,513	91,614
Microchip Technology, Inc.	2,283	66,344
NVIDIA Corp.*	8,075	150,841
Xilinx, Inc.	5,480	137,329
		1,999,734

Software - 14.5%
Activision Blizzard, Inc.*	16,679	185,304
Adobe Systems, Inc.*	7,567	278,314
Autodesk, Inc.*	3,553	90,282

Equity Securities - Cont'd	Shares	Value
Software - Cont'd
BMC Software, Inc.*	3,145	$126,115
CA, Inc.	7,392	166,024
Check Point Software Technologies Ltd.*	3,039	102,961
Citrix Systems, Inc.*	3,205	133,360
Electronic Arts, Inc.*	4,887	86,744
Intuit, Inc.*	5,876	180,452
Microsoft Corp.	45,119	1,375,678
Oracle Corp.	30,809	756,053
Symantec Corp.*	12,485	223,357
		3,704,644

Specialty Retail - 2.4%
Bed Bath & Beyond, Inc.*	5,208	201,185
O'Reilly Automotive, Inc.*	2,028	77,307
Ross Stores, Inc.	1,865	79,654
Staples, Inc.	7,153	175,892
Urban Outfitters, Inc.*	2,502	87,545
		621,583

Trading Companies & Distributors - 0.3%
Fastenal Co.	2,127	88,568

Wireless Telecommunication Services - 1.5%
Millicom International Cellular SA	1,567	115,597
NII Holdings, Inc.*	2,427	81,499
Vodafone Group plc (ADR)	8,608	198,759
		395,855

Total Equity Securities (Cost $16,114,265)		25,249,136

Exchange Traded Funds - 0.3%
Powershares QQQ	2,000	91,840

Total Exchange Traded Funds (Cost $82,380)		91,840

	Principal
U.S. Treasury - 0.2%	Amount
United States Treasury Bills, 2/11/10 ^	$50,000	49,994

Total U.S. Treasury (Cost $49,994)		49,994

TOTAL INVESTMENTS (Cost $16,246,639) - 99.0%		25,390,970
Other assets and liabilities, net - 1.0%		246,517
Net Assets - 100%		$25,637,487

See notes to financial statements.

Net Assets Consist of:
Paid-in capital applicable to 1,004,862 shares outstanding;
$0.10 par value, 20,000,000 shares authorized	$26,215,582
Undistributed net investment income	3,871
Accumulated net realized gain (loss) on investments	(9,738,837)
Net unrealized appreciation (depreciation) on investments	9,156,871

Net Assets	$25,637,487

Net Asset Value per Share	$25.51

Futures	Number Of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
E-Mini NASDAQ 100 Index^	10	3/10	$371,750	$12,540

^ Futures collateralized by 50,000 units of U.S. Treasury Bills.

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt

LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,609)	$154,333
Interest income	116
Total investment income	154,449

Expenses:
Investment advisory fee	72,643
Transfer agent fees and expenses	4,277
Accounting fees	2,344
Trustees' fees and expenses	3,259
Administrative fees	20,755
Custodian fees	12,772
Reports to shareholders	6,921
Professional fees	18,479
Contract services	12,228
Miscellaneous	77
Total expenses	153,755
Reimbursement from Advisor	(18,821)
Fees paid indirectly	(25)
Net expenses	134,909

Net Investment Income	19,540

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	19,147
Futures	114,879
134,026

Change in unrealized appreciation (depreciation) on:
Investments	8,815,873
Futures	(5,451)
8,810,422

Net Realized and Unrealized Gain
(Loss)	8,944,448

Increase (Decrease) in Net Assets
Resulting From Operations	$8,963,988

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$19,540	$14,757
Net realized gain (loss)	134,026	(2,191,481)
Change in unrealized appreciation or (depreciation)	8,810,422	(10,861,942)

Increase (Decrease) in Net Assets
Resulting From Operations	8,963,988	(13,038,666)

Distributions to shareholders from:
Net investment income	(18,834)	(11,592)
Total distributions	(18,834)	(11,592)

Capital share transactions:
Shares sold	4,370,242	4,815,827
Reinvestment of distributions	18,834	11,590
Shares redeemed	(4,886,008)	(7,409,885)
Total capital share transactions	(496,932)	(2,582,468)

Total Increase (Decrease) in Net Assets	8,448,222	(15,632,726)

Net Assets
Beginning of year	17,189,265	32,821,991
End of year (including undistributed net investment
income of $3,871 and $3,165, respectively)	$25,637,487	$17,189,265

Capital Share Activity
Shares sold	219,980	217,395
Reinvestment of distributions	731	703
Shares redeemed	(249,786)	(330,016)
Total capital share activity	(29,075)	(111,918)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Summit NASDAQ-100 Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$25,249,136	--	--	$25,249,136
Exchange traded Funds	91,840	--	--	91,840
U.S. government obligations	--	$49,994	--	49,994
TOTAL	$25,340,976	$49,994	--	$25,390,970

Other Financial Instruments**	$12,540	--	--	$12,540

*For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

**Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio's average daily net assets. Under the terms of the agreement, $7,469 was payable at year end. In addition, $7,007 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .65%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,134 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $72 for the year ended December 31, 2009. Under the terms of the agreement, $6 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $2,070,013 and $2,187,890, respectively.

Capital Loss Carryforward

Expiration Date
31-Dec-10	$3,618,754
31-Dec-11	231,064
31-Dec-12	139,726
31-Dec-13	1,358,042
31-Dec-14	708,047
31-Dec-15	697,707
31-Dec-16	2,318,532

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$18,834	$11,592
Total	$18,834	$11,592

As of December 31, 2009 the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$9,747,656
Unrealized (depreciation)	(1,257,750)
Net unrealized appreciation/(depreciation)	$8,489,906
Undistributed ordinary income	$3,871
Capital loss carryforward	($9,071,872)
Federal income tax cost of investments	$16,901,064

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to expired capital losses.

Accumulated net realized gain (loss)	$1,545,107
Paid-in capital	(1,545,107)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Net asset value, beginning	$16.63	$28.64	$24.47
Income from investment operations
Net investment income (loss)	.02	.03	(.01)
Net realized and unrealized gain (loss)	8.88	(12.01)	4.49
Total from investment operations	8.90	(11.98)	4.48
Distributions from
Net investment income	(.02)	(.03)	***
Return of capital	--	--	(.31)
Total distributions	(.02)	(.03)	(.31)
Total increase (decrease) in net asset value	8.88	(12.01)	4.17
Net asset value, ending	$25.51	$16.63	$28.64

Total return*	53.51%	(41.81%)	18.50%
Ratios to average net assets: A
Net investment income (loss)	.09%	.06%	(.01%)
Total expenses	.74%	.80%	.71%
Expenses before offsets	.65%	.65%	.65%
Net expenses	.65%	.65%	.65%
Portfolio turnover	10%	12%	13%
Net assets, ending (in thousands)	$25,637	$17,189	$32,822

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$22.97	$22.81
Income from investment operations
Net investment income	.02	.02
Net realized and unrealized gain (loss)	1.51	.26
Total from investment operations	1.53	.28
Distributions from
Net investment income	(.03)	(.12)
Total distributions	(.03)	(.12)
Total increase (decrease) in net asset value	1.50	.16
Net asset value, ending	$24.47	$22.97

Total return*	6.67%	1.30%
Ratios to average net assets: A
Net investment income	.05%	.09%
Total expenses	.76%	.76%
Expenses before offsets	.65%	.65%
Net expenses	.65%	.65%
Portfolio turnover	8%	14%
Net assets, ending (in thousands)	$26,108	$26,330

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.

Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

*** Amount is less than $0.005.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory ContractS

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2009. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the relatively small range in total expense ratios among the funds in the Portfolio's peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit Russell
2000 Small Cap
Index Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
52	Statement of Operations
53	Statements of Changes in Net Assets
54	Notes to Financial Statements
60	Financial Highlights
63	Explanation of Financial Tables
64	Proxy Voting
65	Availability of Quarterly Portfolio Holdings
65	Basis for Board's Approval of Investment Advisory Contracts
69	Director and Officer Information Table

Summit Russell 2000 Small Cap Index Portfolio
Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit Russell 2000 Small Cap Index Portfolio provided a return of 26.17% (Class I) compared to a return of 27.17% for the Russell 2000 Index. As an index fund, the Portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the Russell 2000 Index. The Portfolio's underperformance was largely attributable to its fees and operating expenses.

Summit Russell 2000 Small Cap Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
	Class I	Class F**
One year	26.17%	25.91%
Five year	-0.06%	-0.25%
Since inception (4.27.00)	3.39%	2.96%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

**Prior to October 4, 2007, Class F share performance is based on Class I performance, adjusted to reflect Class F expenses.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. The value of an investment in Class I shares is plotted in the graph. The value of an investment in another class of shares would be different.

Investment Climate

Economic and market performance in early 2009 closely resembled that of late 2008. Equity markets were weak. Fixed-income markets were frozen. Economies around the world were in recession. The stability of the global financial system was uncertain, as was the viability of many of the world's leading financial institutions. In an effort to prevent economic depression, the Federal Reserve and central banks around the world flooded the system with liquidity and stabilized markets. Severely negative GDP growth in the United States, which persisted from late 2008 into 2009, turned positive during the last two quarters of the year, albeit off a lower base.

The stabilized banking system, an improved economic outlook, and low valuations fueled a stock market rally that lasted throughout much of 2009. The Russell 2000 Index, which declined significantly during the first quarter of 2009, hit bottom early in March at a level of 343.26. For the balance of the year, the Index trended higher, closing the year at 625.39. Including dividend reinvestment, the Index gained 84.5% from its March 2009 low through the end of the year.

Economic Sectors	% of Total Investments
Consumer Discretionary	13.5%
Consumer Staples	3.4%
Energy	5.0%
Exchange Traded Funds	0.1%
Financials	19.8%
Government	0.4%
Health Care	13.9%
Industrials	15.5%
Information Technology	18.2%
Materials	4.6%
Telecommunication Services	0.9%
Time Deposit	1.5%
Utilities	3.2%
Total	100%

Portfolio Transactions

The Portfolio continued to meet its investment objective of closely tracking the total return of the Russell 2000 Index. The Index includes approximately 2,000 small companies that have average market capitalizations of approximately $600 million, which is significantly smaller than the $20 billion average capitalization of companies in the Standard & Poor's 500 Index (S&P 500 Index). The Russell 2000 Index delivered strong returns for the year, both in absolute terms and relative to the S&P 500 Index, which returned 26.5%.

At the end of 2009, the Index was most heavily weighted in the Financial Services (20.3%) and Information Technology (18.2%) sectors. Other sectors with significant weightings included Healthcare (14.7%) and Industrials (16.1%). The Index had the least exposure to companies in the Telecommunications Services (1%), Utilities (3.2%), and Consumer Staples (3.4%) sectors of the market.

The top-performing sectors in the Russell 2000 Index, including dividend reinvestment, were Consumer Discretionary (up 60.6% for the year), Technology (59.6%), and Materials (59.2%). The worst performers were Financial Services (-1.7%) and Utilities (7.8%).

The Portfolio fully replicates the Russell 2000 Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold slightly different weightings than the Index. Since the Russell 2000 Index is not a mutual fund, direct investment in the Index is not possible and there are no expenses charged against its return as there are against the Portfolio's return.

Outlook

The outlook for 2010 is for modest growth in the U.S. and global economies, and for improved corporate earnings. Interest rates may increase modestly as the economy strengthens and the Federal Reserve removes the massive liquidity that it has injected into the market. Riskier assets, including equities, may outperform in this environment, in a continuation of the trend established in 2009.

Challenges will remain, however, as the economic recovery will likely be muted by high unemployment and by consumers who continue to repair their balance sheets by curtailing spending. In addition, financial institutions will continue to deal with problem assets and weakness in the commercial real estate market, which will likely bring new challenges in 2010. Lastly, the prospect of higher interest rates may negatively affect price/earnings multiples in the equity markets.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Class I
Actual	$1,000.00	$1,232.70	$3.94
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.68	$3.57

Class F
Actual	$1,000.00	$1,231.50	$5.12
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.62	$4.63

* Expenses are equal to the Fund's annualized expense ratio of 0.70% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Russell 2000 Small Cap Index Portfolio:

We have audited the accompanying statement of net assets of the Summit Russell 2000 Small Cap Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Russell 2000 Small Cap Index Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009

Equity Securities - 97.7%	Shares	Value
Aerospace & Defense - 1.7%
AAR Corp.*	2,670	$61,357
Aerovironment, Inc.*	917	26,666
American Science & Engineering, Inc.	628	47,627
Applied Signal Technology, Inc.	897	17,303
Argon ST, Inc.*	932	20,243
Ascent Solar Technologies, Inc.*	1,229	6,514
Astronics Corp.*	730	6,241
Ceradyne, Inc.*	1,779	34,175
Cubic Corp.	1,078	40,209
Curtiss-Wright Corp.	3,121	97,750
DigitalGlobe, Inc.*	1,016	24,587
Ducommun, Inc.	721	13,490
DynCorp International, Inc.*	1,706	24,481
Esterline Technologies Corp.*	2,049	83,538
GenCorp, Inc.*	3,476	24,332
GeoEye, Inc.*	1,322	36,857
Global Defense Technology & Systems, Inc.*	320	5,267
HEICO Corp.	1,594	70,662
Herley Industries, Inc.*	1,076	14,946
Hexcel Corp.*	6,661	86,460
Ladish Co., Inc.*	1,161	17,508
LMI Aerospace, Inc.*	692	9,204
Moog, Inc.*	3,123	91,285
Orbital Sciences Corp.*	3,893	59,407
Stanley, Inc.*	792	21,709
Taser International, Inc.*	4,261	18,663
Teledyne Technologies, Inc.*	2,486	95,363
Todd Shipyards Corp.	455	7,626
Triumph Group, Inc.	1,149	55,439
		1,118,909

Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc.*	4,389	11,587
Atlas Air Worldwide Holdings, Inc.*	1,430	53,268
Dynamex, Inc.*	725	13,123
Forward Air Corp.	1,997	50,025
HUB Group, Inc.*	2,563	68,765
Pacer International, Inc.*	2,628	8,304
		205,072

Airlines - 0.9%
Airtran Holdings, Inc.*	9,050	47,241
Alaska Air Group, Inc.*	2,512	86,815
Allegiant Travel Co.*	1,059	49,953
Hawaiian Holdings, Inc.*	3,555	24,885
JetBlue Airways Corp.*	17,476	95,244
Republic Airways Holdings, Inc.*	2,380	17,588

Equity Securities - Cont'd	Shares	Value
Airlines - Cont'd
Skywest, Inc.	3,839	$64,956
UAL Corp.*	11,579	149,485
US Airways Group, Inc.*	11,112	53,782
		589,949

Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc.*	2,978	23,884
Amerigon, Inc.*	1,764	14,006
ArvinMeritor, Inc.*	5,111	57,141
China Automotive Systems, Inc.*	341	6,380
Cooper Tire & Rubber Co.	4,068	81,563
Dana Holding Corp.*	9,762	105,820
Dorman Products, Inc.*	875	13,702
Drew Industries, Inc.*	1,267	26,163
Exide Technologies*	3,463	24,622
Fuel Systems Solutions, Inc.*	884	36,456
Hawk Corp.*	433	7,625
Modine Manufacturing Co.*	3,171	37,545
Raser Technologies, Inc.*	3,590	4,452
Spartan Motors, Inc.	2,476	13,940
Standard Motor Products, Inc.*	1,237	10,539
Stoneridge, Inc.*	1,166	10,506
Superior Industries International, Inc.	1,592	24,358
Tenneco, Inc.*	4,072	72,197
Wonder Auto Technology, Inc.*	1,171	13,771
		584,670

Automobiles - 0.0%
Winnebago Industries*	2,007	24,485

Beverages - 0.1%
Boston Beer Co., Inc.*	659	30,709
Coca Cola Bottling Co. Consolidated	327	17,665
Heckmann Corp.*	5,507	27,480
National Beverage Corp.*	857	11,878
		87,732

Biotechnology - 3.8%
Acorda Therapeutics, Inc.*	2,623	66,152
Affymax, Inc.*	1,193	29,515
Alkermes, Inc.*	6,521	61,363
Alnylam Pharmaceuticals, Inc.*	2,483	43,750
AMAG Pharmaceuticals, Inc.*	1,175	44,685
Amicus Therapeutics, Inc.*	1,196	4,748
Arena Pharmaceuticals, Inc.*	5,675	20,146
Ariad Pharmaceuticals, Inc.*	5,295	12,073
Arqule, Inc.*	2,994	11,048
Array Biopharma, Inc.*	3,610	10,144
AVI BioPharma, Inc.*	6,075	8,869
BioCryst Pharmaceuticals, Inc.*	1,477	9,541
Biospecifics Technologies Corp.*	285	8,365

Equity Securities - Cont'd	Shares	Value
Biotechnology - Cont'd
Cardium Therapeutics, Inc.*	3,073	$2,090
Celera Corp.*	5,865	40,527
Cell Therapeutics, Inc.*	35,275	40,213
Celldex Therapeutics, Inc.*	1,190	5,569
Cepheid, Inc.*	3,997	49,883
Chelsea Therapeutics International, Inc.*	1,869	5,046
Clinical Data, Inc.*	826	15,083
Cubist Pharmaceuticals, Inc.*	3,976	75,425
Curis, Inc.*	5,028	16,341
Cytokinetics, Inc.*	2,652	7,717
Cytori Therapeutics, Inc.*	1,587	9,681
Dyax Corp.*	4,431	15,021
Emergent Biosolutions, Inc.*	1,079	14,664
Enzon Pharmaceuticals, Inc.*	3,126	32,917
Exelixis, Inc.*	7,334	54,052
Facet Biotech Corp.*	1,750	30,765
Genomic Health, Inc.*	970	18,973
Geron Corp.*	6,154	34,155
GTx, Inc.*	1,485	6,237
Halozyme Therapeutics, Inc.*	4,454	26,145
Hemispherx Biopharma, Inc.*	8,741	4,895
Human Genome Sciences, Inc.*	12,579	384,917
Idenix Pharmaceuticals, Inc.*	1,994	4,287
Idera Pharmaceuticals, Inc.*	1,638	8,468
Immunogen, Inc.*	3,728	29,302
Immunomedics, Inc.*	5,060	16,243
Incyte Corp. Ltd.*	5,584	50,870
Infinity Pharmaceuticals, Inc.*	1,415	8,745
Insmed, Inc.*	9,871	7,601
InterMune, Inc.*	2,635	34,360
Isis Pharmaceuticals, Inc.*	6,425	71,317
Lexicon Pharmaceuticals, Inc.*	6,399	10,878
Ligand Pharmaceuticals, Inc., Class B*	8,949	19,419
MannKind Corp.*	3,939	34,506
Martek Biosciences Corp.*	2,288	43,335
Maxygen, Inc.*	2,071	12,612
Medivation, Inc.*	1,983	74,660
Metabolix, Inc.*	1,513	16,749
Micromet, Inc.*	3,230	21,512
Molecular Insight Pharmaceuticals, Inc.*	1,409	3,170
Momenta Pharmaceuticals, Inc.*	2,700	34,047
Myriad Pharmaceuticals, Inc.*	1,819	9,150
Nabi Biopharmaceuticals*	4,129	20,232
Nanosphere, Inc.*	1,028	6,620
Neurocrine Biosciences, Inc.*	2,921	7,945
NeurogesX, Inc.*	816	6,291
Novavax, Inc.*	4,156	11,055
NPS Pharmaceuticals, Inc.*	3,762	12,791
Omeros Corp.*	480	3,370
OncoGenex Pharmaceutical, Inc.*	316	7,040
Onyx Pharmaceuticals, Inc.*	4,258	124,930
Opko Health, Inc.*	3,824	6,998

Equity Securities - Cont'd	Shares	Value
Biotechnology - Cont'd
Orexigen Therapeutics, Inc.*	1,597	$11,882
Osiris Therapeutics, Inc.*	1,190	8,497
OXiGENE, Inc.*	2,151	2,452
PDL BioPharma, Inc.	8,243	56,547
Pharmasset, Inc.*	1,446	29,932
Poniard Pharmaceuticals, Inc.*	1,820	3,331
Progenics Pharmaceuticals, Inc.*	2,122	9,422
Protalix BioTherapeutics, Inc.*	2,385	15,789
Regeneron Pharmaceuticals, Inc.*	4,347	105,110
Repligen Corp.*	2,475	10,172
Rigel Pharmaceuticals, Inc.*	3,437	32,686
Sangamo Biosciences, Inc.*	2,918	17,275
Savient Pharmaceuticals, Inc.*	4,666	63,504
Sciclone Pharmaceuticals, Inc.*	2,822	6,575
Seattle Genetics, Inc.*	5,741	58,329
SIGA Technologies, Inc.*	2,047	11,873
Spectrum Pharmaceuticals, Inc.*	2,586	11,482
StemCells, Inc.*	8,151	10,270
Synta Pharmaceuticals Corp.*	1,334	6,750
Theravance, Inc.*	3,677	48,058
Vanda Pharmaceuticals, Inc.*	1,839	20,670
Vical, Inc.*	2,625	8,636
Zymogenetics, Inc.*	2,581	16,493
		2,504,953

Building Products - 0.6%
AAON, Inc.	861	16,781
American Woodmark Corp.	707	13,914
Ameron International Corp.	636	40,361
Apogee Enterprises, Inc.	1,923	26,922
Builders FirstSource, Inc.:
Common Stock*	2,767	10,653
Rights (Expires 1/14/2010)*	2,041	499
Gibraltar Industries, Inc.*	1,862	29,289
Griffon Corp.*	2,998	36,636
Insteel Industries, Inc.	1,210	15,730
NCI Building Systems, Inc.*	6,192	11,208
Quanex Building Products Corp.	2,733	46,379
Simpson Manufacturing Co., Inc.	2,626	70,613
Trex Co., Inc.*	1,069	20,952
Universal Forest Products, Inc.	1,324	48,736
		388,673

Capital Markets - 2.5%
Allied Capital Corp.*	12,288	44,360
American Capital Ltd.*	19,367	47,255
Apollo Investment Corp.	11,247	107,184
Ares Capital Corp.	7,501	93,387
Artio Global Investors, Inc.*	1,917	48,864
BGC Partners, Inc.	2,668	12,326
BlackRock Kelso Capital Corp.	1,036	8,827
Broadpoint Gleacher Securities Group, Inc.*	3,814	17,010

Equity Securities - Cont'd	Shares	Value
Capital Markets - Cont'd
Calamos Asset Management, Inc.	1,353	$15,600
Capital Southwest Corp.	205	16,154
Cohen & Steers, Inc.	1,187	27,111
Cowen Group, Inc.*	1,200	7,104
Diamond Hill Investment Group, Inc.	164	10,534
Duff & Phelps Corp.	1,119	20,433
E*Trade Financial Corp.*	107,702	188,478
Epoch Holding Corp.	804	8,402
Evercore Partners, Inc.	993	30,187
FBR Capital Markets Corp.*	1,352	8,355
Fifth Street Finance Corp.	2,258	24,251
GAMCO Investors, Inc.	495	23,904
GFI Group, Inc.	4,486	20,501
Gladstone Capital Corp.	1,681	12,944
Gladstone Investment Corp.	1,760	8,026
Harris & Harris Group, Inc.*	1,858	8,491
Hercules Technology Growth Capital, Inc.	2,420	25,144
International Assets Holding Corp.*	870	12,650
JMP Group, Inc.	1,155	11,227
Kayne Anderson Energy Development Co.	798	11,611
KBW, Inc.*	2,402	65,719
Knight Capital Group, Inc.*	6,414	98,776
Kohlberg Capital Corp.	1,466	6,685
LaBranche & Co., Inc.*	4,089	11,613
Main Street Capital Corp.	559	9,011
MCG Capital Corp.*	4,489	19,392
MF Global Ltd.*	6,677	46,405
MVC Capital, Inc.	1,494	17,629
NGP Capital Resources Co.	1,493	12,138
Oppenheimer Holdings, Inc.	640	21,261
optionsXpress Holdings, Inc.	2,914	45,021
PennantPark Investment Corp.	1,728	15,414
Penson Worldwide, Inc.*	1,340	12,140
Piper Jaffray Co.'s*	1,360	68,830
Prospect Capital Corp.	4,384	51,775
Pzena Investment Management, Inc.*	491	3,997
Riskmetrics Group, Inc.*	1,617	25,726
Safeguard Scientifics, Inc.*	1,400	14,434
Sanders Morris Harris Group, Inc.	1,551	8,530
Stifel Financial Corp.*	2,074	122,864
SWS Group, Inc.	1,661	20,098
Thomas Weisel Partners Group, Inc.*	1,424	5,383
TICC Capital Corp.	2,100	12,705
TradeStation Group, Inc.*	2,296	18,115
Triangle Capital Corp.	586	7,085
US Global Investors, Inc.	1,009	12,421
Virtus Investment Partners, Inc.*	434	6,901
Westwood Holdings Group, Inc.	428	15,553
		1,645,941

Equity Securities - Cont'd	Shares	Value
Chemicals - 2.1%
American Vanguard Corp.	1,505	$12,491
Ampal-American Israel Corp.*	1,584	4,277
Arch Chemicals, Inc.	1,728	53,361
Balchem Corp.	1,256	42,088
Calgon Carbon Corp.*	3,776	52,486
China Green Agriculture, Inc.*	648	9,526
Ferro Corp.	5,982	49,292
H.B. Fuller Co.	3,352	76,258
Hawkins, Inc.	688	15,019
ICO, Inc.	2,207	16,133
Innophos Holdings, Inc.	1,189	27,335
Innospec, Inc.	1,631	16,457
Koppers Holdings, Inc.	1,406	42,799
Landec Corp.*	1,849	11,538
LSB Industries, Inc.*	1,190	16,779
Minerals Technologies, Inc.	1,292	70,375
NewMarket Corp.	692	79,421
NL Industries, Inc.	532	3,692
Olin Corp.	5,379	94,240
OM Group, Inc.*	2,106	66,107
Omnova Solutions, Inc.*	3,020	18,513
PolyOne Corp.*	6,363	47,532
Quaker Chemical Corp.	819	16,904
Rockwood Holdings, Inc.*	3,398	80,057
Schulman A, Inc.	1,613	32,550
Sensient Technologies Corp.	3,361	88,394
ShengdaTech, Inc.*	1,941	11,898
Solutia, Inc.*	8,227	104,483
Spartech Corp.	2,109	21,638
Stepan Co.	490	31,757
STR Holdings, Inc.*	852	13,385
Westlake Chemical Corp.	1,345	33,531
WR Grace & Co.*	4,986	126,395
Zep, Inc.	1,487	25,755
Zoltek Co.'s, Inc.*	1,916	18,202
		1,430,668

Commercial Banks - 5.7%
1st Source Corp.	1,038	16,701
Alliance Financial Corp.	324	8,797
American National Bankshares, Inc.	482	10,556
Ameris Bancorp	1,097	7,857
Ames National Corp.	514	10,851
Arrow Financial Corp.	649	16,225
Auburn National Bancorporation, Inc.	185	3,643
Bancfirst Corp.	454	16,816
Banco Latinoamericano de Exportaciones SA	1,891	26,285
Bancorp Rhode Island, Inc.	288	7,396
Bancorp, Inc.*	881	6,044
Bank of Kentucky Financial Corp.	243	4,564
Bank of Marin Bancorp	408	13,284
Bank of the Ozarks, Inc.	986	28,860

Equity Securities - Cont'd	Shares	Value
Commercial Banks - Cont'd
Banner Corp.	1,191	$3,192
Bar Harbor Bankshares	227	6,231
Boston Private Financial Holdings, Inc.	4,678	26,992
Bridge Bancorp, Inc.	491	11,804
Bryn Mawr Bank Corp.	548	8,269
Camden National Corp.	528	17,266
Cape Bancorp, Inc.*	930	6,250
Capital City Bank Group, Inc.	939	12,996
Cardinal Financial Corp.	1,926	16,833
Cathay General Bancorp	3,651	27,565
Center Bancorp, Inc.	869	7,751
Centerstate Banks of Florida, Inc.	736	7,426
Central Pacific Financial Corp.*	2,178	2,853
Century Bancorp, Inc.	277	6,102
Chemical Financial Corp.	1,467	34,592
Chicopee Bancorp, Inc.*	510	6,365
Citizens & Northern Corp.	715	6,821
Citizens Holding Co.	314	7,030
Citizens Republic Bancorp, Inc.*	24,665	17,019
City Holding Co.	1,100	35,563
CNB Financial Corp.	682	10,905
CoBiz Financial, Inc.	1,421	6,750
Columbia Banking System, Inc.	1,937	31,341
Community Bank System, Inc.	2,256	43,563
Community Trust Bancorp, Inc.	1,102	26,944
CVB Financial Corp.	5,850	50,544
Danvers Bancorp, Inc.	1,422	18,472
Eagle Bancorp, Inc.*	781	8,177
East West Bancorp, Inc.	6,317	99,809
Enterprise Bancorp, Inc.	399	4,369
Enterprise Financial Services Corp.	881	6,793
Farmers Capital Bank Corp.	495	5,059
Financial Institutions, Inc.	874	10,296
First Bancorp (North Carolina)	1,145	15,996
First Bancorp (Puerto Rico)	6,345	14,593
First Bancorp, Inc. (Maine)	691	10,655
First Busey Corp.	1,922	7,477
First California Financial Group, Inc.*	446	1,222
First Commonwealth Financial Corp.	5,869	27,291
First Community Bancshares, Inc.	723	8,712
First Financial Bancorp	3,548	51,659
First Financial Bankshares, Inc.	1,436	77,874
First Financial Corp.	866	26,430
First Merchants Corp.	1,736	10,312
First Midwest Bancorp, Inc.	3,569	38,866
First of Long Island Corp.	427	10,782
First South Bancorp, Inc.	641	6,602
FirstMerit Corp.	5,699	114,778
FNB Corp.	7,863	53,390
German American Bancorp, Inc.	875	14,219
Glacier Bancorp, Inc.	4,244	58,228
Great Southern Bancorp, Inc.	692	14,781

Equity Securities - Cont'd	Shares	Value
Commercial Banks - Cont'd
Guaranty Bancorp*	4,153	$5,482
Hampton Roads Bankshares, Inc.	1,456	2,519
Hancock Holding Co.	1,894	82,938
Harleysville National Corp.	3,271	21,065
Heartland Financial USA, Inc.	1,017	14,594
Heritage Financial Corp.	440	6,063
Home Bancorp, Inc.*	705	8,594
Home Bancshares, Inc.	1,056	25,418
Iberiabank Corp.	1,422	76,518
Independent Bank Corp.	1,533	32,024
International Bancshares Corp.	3,595	68,053
Investors Bancorp, Inc.*	3,224	35,271
Lakeland Bancorp, Inc.	1,608	10,275
Lakeland Financial Corp.	866	14,938
MainSource Financial Group, Inc.	1,480	7,074
MB Financial, Inc.	3,468	68,389
Merchants Bancshares, Inc.	377	8,535
Metro Bancorp, Inc.*	413	5,191
Midsouth Bancorp, Inc.	362	5,032
Nara Bancorp, Inc.*	1,816	20,593
National Bankshares, Inc.	547	15,475
National Penn Bancshares, Inc.:
Common Stock	8,719	50,483
Fractional Shares (b)*	25,000	5
NBT Bancorp, Inc.	2,365	48,175
Northfield Bancorp, Inc.	1,332	18,009
Northrim BanCorp, Inc.	500	8,440
Norwood Financial Corp.	148	4,231
Ohio Valley Banc Corp.	315	6,939
Old National Bancorp	6,003	74,617
Old Point Financial Corp.	159	2,472
Old Second Bancorp, Inc.	1,095	7,545
Oriental Financial Group, Inc.	1,831	19,775
Orrstown Financial Services, Inc.	404	14,092
Pacific Capital Bancorp	3,497	3,357
Pacific Continental Corp.	850	9,724
PacWest Bancorp	1,839	37,056
Park National Corp.	759	44,690
Peapack Gladstone Financial Corp.	695	8,813
Penns Woods Bancorp, Inc.	303	9,829
Peoples Bancorp, Inc.	821	7,947
Peoples Financial Corp.	299	6,076
Pinnacle Financial Partners, Inc.*	2,433	34,597
Porter Bancorp, Inc.	221	3,324
Premierwest Bancorp	1,620	2,300
PrivateBancorp, Inc.	3,638	32,633
Prosperity Bancshares, Inc.	3,181	128,735
Renasant Corp.	1,454	19,774
Republic Bancorp, Inc.	737	15,182
Republic First Bancorp, Inc.*	566	2,417
S&T Bancorp, Inc.	1,624	27,624
Sandy Spring Bancorp, Inc.	1,309	11,637

Equity Securities - Cont'd	Shares	Value
Commercial Banks - Cont'd
Santander BanCorp*	295	$3,623
SCBT Financial Corp.	872	24,146
Shore Bancshares, Inc.	669	9,674
Sierra Bancorp	592	4,517
Signature Bank*	2,799	89,288
Simmons First National Corp.	1,010	28,078
Smithtown Bancorp, Inc.	1,158	6,890
South Financial Group, Inc.	12,507	8,063
Southside Bancshares, Inc.	905	17,763
Southwest Bancorp, Inc.	1,158	8,037
State Bancorp, Inc.	1,141	8,112
StellarOne Corp.	1,700	16,932
Sterling BanCorp.	1,434	10,239
Sterling Bancshares, Inc.	5,683	29,154
Sterling Financial Corp.*	3,940	2,443
Suffolk Bancorp	661	19,632
Sun Bancorp, Inc.*	1,172	4,394
Susquehanna Bancshares, Inc.	6,315	37,195
SVB Financial Group*	2,826	117,816
SY Bancorp, Inc.	792	16,909
Texas Capital Bancshares, Inc.*	2,458	34,314
Tompkins Financial Corp.	570	23,085
Tower Bancorp, Inc.	275	6,284
TowneBank	1,583	18,489
Trico Bancshares	961	16,001
Trustmark Corp.	4,356	98,184
UMB Financial Corp.	2,222	87,436
Umpqua Holdings Corp.	5,987	80,286
Union Bankshares Corp.	1,075	13,319
United Bankshares, Inc.	2,635	52,621
United Community Banks, Inc.*	5,653	19,164
United Security Bancshares	475	8,141
Univest Corp. of Pennsylvania	987	17,302
Washington Banking Co.	753	8,991
Washington Trust Bancorp, Inc.	909	14,162
Webster Financial Corp.	4,684	55,599
WesBanco, Inc.	1,582	19,522
West Bancorporation, Inc.	1,387	6,838
Westamerica Bancorporation	2,016	111,626
Western Alliance Bancorp*	3,621	13,687
Wilber Corp.	459	3,305
Wilshire Bancorp, Inc.	1,534	12,563
Wintrust Financial Corp.	1,654	50,927
Yadkin Valley Financial Corp.	913	3,342
		3,766,320

Commercial Services & Supplies - 2.4%
ABM Industries, Inc.	3,171	65,513
ACCO Brands Corp.*	3,764	27,402
American Ecology Corp.	1,232	20,993
American Reprographics Co.*	2,509	17,588
Amrep Corp.*	138	1,891

Equity Securities - Cont'd	Shares	Value
Commercial Services & Supplies - Cont'd
APAC Customer Services, Inc.*	2,008	$11,968
ATC Technology Corp.*	1,367	32,603
Bowne & Co., Inc.	2,221	14,836
Cenveo, Inc.*	3,827	33,486
Clean Harbors, Inc.*	1,480	88,223
Consolidated Graphics, Inc.*	675	23,639
Cornell Co.'s, Inc.*	762	17,297
Courier Corp.	832	11,856
Deluxe Corp.	3,526	52,150
EnergySolutions, Inc.	5,203	44,173
EnerNOC, Inc.*	967	29,387
Ennis, Inc.	1,786	29,987
Fuel Tech, Inc.*	1,212	9,902
G&K Services, Inc.	1,278	32,116
GEO Group, Inc.
Common Stock*	3,532	77,280
Escrow (b)*	100,000	12
Healthcare Services Group	2,987	64,101
Heritage-Crystal Clean, Inc.*	202	2,113
Herman Miller, Inc.	3,709	59,270
HNI Corp.	3,095	85,515
ICT Group, Inc.*	698	11,398
Innerworkings, Inc.*	1,691	9,977
Interface, Inc.	3,349	27,830
Kimball International, Inc., Class B	2,210	18,829
Knoll, Inc.	3,248	33,552
M&F Worldwide Corp.*	739	29,191
Mcgrath Rentcorp	1,629	36,424
Metalico, Inc.*	1,927	9,481
Mine Safety Appliances Co.	1,840	48,815
Mobile Mini, Inc.*	2,541	35,803
Multi-Color Corp.	757	9,243
North American Galvanizing & Coating, Inc.*	1,004	4,869
Perma-Fix Environmental Services*	4,267	9,686
Rollins, Inc.	3,024	58,303
Schawk, Inc.	1,200	16,320
Standard Parking Corp.*	515	8,178
Standard Register Co.	1,196	6,100
Steelcase, Inc.	4,927	31,336
SYKES Enterprises, Inc.*	2,390	60,873
Team, Inc.*	1,357	25,525
Tetra Tech, Inc.*	4,155	112,891
United Stationers, Inc.*	1,638	93,120
Viad Corp.	1,522	31,399
Waste Services, Inc.*	1,226	11,169
		1,593,613

Communications Equipment - 3.0%
3Com Corp.*	26,834	201,255
Acme Packet, Inc.*	2,681	29,491
ADC Telecommunications, Inc.*	6,666	41,396
Adtran, Inc.	3,812	85,961

Equity Securities - Cont'd	Shares	Value
Communications Equipment - Cont'd
Airvana, Inc.*	1,921	$14,600
Anaren, Inc.*	1,002	15,080
Arris Group, Inc.*	8,540	97,612
Aruba Networks, Inc.*	4,035	43,013
Bel Fuse, Inc., Class B	701	15,064
BigBand Networks, Inc.*	2,619	9,009
Black Box Corp.	1,286	36,445
Blue Coat Systems, Inc.*	2,724	77,743
Cogo Group, Inc.*	1,591	11,726
Communications Systems, Inc.	482	5,996
Comtech Telecommunications Corp.*	1,941	68,032
DG FastChannel, Inc.*	1,439	40,191
Digi International, Inc.*	1,699	15,495
Emcore Corp.*	5,846	6,255
EMS Technologies, Inc.*	1,050	15,225
Emulex Corp.*	5,723	62,381
Extreme Networks*	6,916	19,849
Globecomm Systems, Inc.*	1,607	12,567
Harmonic, Inc.*	6,897	43,658
Harris Stratex Networks, Inc.*	4,319	29,844
Hughes Communications, Inc.*	572	14,889
Infinera Corp.*	5,793	51,384
InterDigital, Inc.*	3,015	80,018
Ixia*	2,169	16,137
KVH Industries, Inc.*	1,103	16,269
Loral Space & Communications, Inc.*	739	23,360
Netgear, Inc.*	2,372	51,449
Network Equipment Technologies, Inc.*	2,304	9,331
Oplink Communications, Inc.*	1,413	23,159
Opnext, Inc.*	1,520	2,888
Palm, Inc.*	11,397	114,426
Parkervision, Inc.*	1,832	3,353
PC-Tel, Inc.*	1,456	8,620
Plantronics, Inc.	3,370	87,553
Polycom, Inc.*	5,784	144,426
Powerwave Technologies, Inc.*	10,470	13,192
Riverbed Technology, Inc.*	3,775	86,712
Seachange International, Inc.*	2,460	16,162
ShoreTel, Inc.*	3,051	17,635
Sonus Networks, Inc.*	15,017	31,686
Sycamore Networks, Inc.	1,328	27,768
Symmetricom, Inc.*	3,011	15,657
Tekelec*	4,596	70,227
Utstarcom, Inc.*	8,802	19,276
Viasat, Inc.*	1,792	56,950
		2,000,415

Computers & Peripherals - 0.8%
3PAR, Inc.*	1,894	22,444
ActivIdentity Corp.*	3,619	8,505
Adaptec, Inc.*	8,430	28,240
Avid Technology, Inc.*	1,946	24,831

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - Cont'd
Compellent Technologies, Inc.*	1,125	$25,515
Cray, Inc.*	2,516	16,153
Electronics for Imaging, Inc.*	3,397	44,195
Imation Corp.*	2,260	19,707
Immersion Corp.*	2,323	10,616
Intermec, Inc.*	4,280	55,041
Intevac, Inc.*	1,513	17,354
Isilon Systems, Inc.*	1,962	13,459
Netezza Corp.*	3,253	31,554
Novatel Wireless, Inc.*	2,100	16,737
Quantum Corp.*	14,503	42,494
Rimage Corp.*	646	11,202
Silicon Graphics International Corp.*	2,362	16,557
STEC, Inc.*	1,705	27,860
Stratasys, Inc.*	1,396	24,123
Super Micro Computer, Inc.*	1,763	19,604
Synaptics, Inc.*	2,366	72,518
		548,709

Construction & Engineering - 0.9%
Argan, Inc.*	585	8,418
Comfort Systems USA, Inc.	2,669	32,936
Dycom Industries, Inc.*	2,691	21,609
EMCOR Group, Inc.*	4,536	122,018
Furmanite Corp.*	2,902	11,057
Granite Construction, Inc.	2,364	79,572
Great Lakes Dredge & Dock Corp.	2,761	17,891
Insituform Technologies, Inc.*	2,679	60,867
Integrated Electrical Services, Inc.*	617	3,609
Layne Christensen Co.*	1,408	40,424
MasTec, Inc.*	3,594	44,925
Michael Baker Corp.*	583	24,136
MYR Group, Inc.*	1,189	21,497
Northwest Pipe Co.*	689	18,507
Orion Marine Group, Inc.*	1,847	38,898
Pike Electric Corp.*	1,145	10,626
Primoris Services Corp.	644	5,133
Sterling Construction Co., Inc.*	919	17,626
Tutor Perini Corp.*	1,778	32,146
		611,895

Construction Materials - 0.1%
Headwaters, Inc.*	4,077	26,582
Texas Industries, Inc.	1,630	57,034
United States Lime & Minerals, Inc.*	143	4,938
US Concrete, Inc.*	3,167	2,882
		91,436

Consumer Finance - 0.5%
Advance America Cash Advance Centers, Inc.	3,524	19,593
Cardtronics, Inc.*	1,000	11,070
Cash America International, Inc.	2,037	71,213

Equity Securities - Cont'd	Shares	Value
Consumer Finance - Cont'd
CompuCredit Holdings Corp.*	1,284	$4,276
Credit Acceptance Corp.*	415	17,471
Dollar Financial Corp.*	1,662	39,323
Ezcorp, Inc.*	3,122	53,730
First Cash Financial Services, Inc.*	1,531	33,973
First Marblehead Corp.*	4,239	9,029
Nelnet, Inc.	1,394	24,019
QC Holdings, Inc.	270	1,299
Rewards Network, Inc.	504	6,371
World Acceptance Corp.*	1,122	40,201
		331,568

Containers & Packaging - 0.5%
AEP Industries, Inc.*	367	14,049
Boise, Inc.*	2,019	10,721
Bway Holding Co.*	596	11,455
Graphic Packaging Holding Co.*	7,706	26,740
Myers Industries, Inc.	2,159	19,647
Rock-Tenn Co.	2,647	133,435
Silgan Holdings, Inc.	1,845	106,788
		322,835

Distributors - 0.0%
Audiovox Corp.*	1,390	9,855
Core-Mark Holding Co., Inc.*	670	22,083
		31,938

Diversified Consumer Services - 1.1%
American Public Education, Inc.*	1,253	43,053
Bridgepoint Education, Inc.*	1,095	16,447
Capella Education Co.*	1,006	75,752
ChinaCast Education Corp.*	2,320	17,539
Coinstar, Inc.*	2,083	57,866
Corinthian Colleges, Inc.*	5,523	76,052
CPI Corp.	396	4,863
Grand Canyon Education, Inc.*	1,088	20,683
Jackson Hewitt Tax Service, Inc.*	2,266	9,970
K12, Inc.*	1,628	32,999
Learning Tree International, Inc.*	519	6,197
Lincoln Educational Services Corp.*	765	16,577
Mac-Gray Corp.*	905	9,321
Matthews International Corp.	2,100	74,403
Nobel Learning Communities, Inc.*	322	2,444
Pre-Paid Legal Services, Inc.*	508	20,869
Princeton Review, Inc.*	1,065	4,324
Regis Corp.	3,940	61,346
Sotheby's	4,616	103,768
Steiner Leisure Ltd.*	1,008	40,078
Stewart Enterprises, Inc.	5,547	28,567
Universal Technical Institute, Inc.*	1,363	27,533
		750,651

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - 0.5%
Asset Acceptance Capital Corp.*	1,189	$8,061
California First National Bancorp	145	1,894
Compass Diversified Holdings	1,641	20,939
Encore Capital Group, Inc.*	930	16,182
Financial Federal Corp.	1,866	51,315
Life Partners Holdings, Inc.	591	12,523
MarketAxess Holdings, Inc.	2,178	30,274
Medallion Financial Corp.	1,184	9,673
NewStar Financial, Inc.*	1,906	7,472
PHH Corp.*	3,753	60,461
Pico Holdings, Inc.*	1,561	51,092
Portfolio Recovery Associates, Inc.*	1,061	47,618
Primus Guaranty Ltd.*	1,277	3,895
Resource America, Inc.	783	3,163
		324,562

Diversified Telecommunication Services - 0.7%
AboveNet, Inc.*	852	55,414
Alaska Communications Systems Group, Inc.	3,177	25,352
Atlantic Tele-Network, Inc.	617	33,941
Cbeyond, Inc.*	1,598	25,169
Cincinnati Bell, Inc.*	14,823	51,139
Cogent Communications Group, Inc.*	3,058	30,152
Consolidated Communications Holdings, Inc.	1,608	28,140
General Communication, Inc.*	2,900	18,502
Global Crossing Ltd.*	2,019	28,771
HickoryTech Corp.	1,030	9,095
inContact, Inc.*	2,138	6,264
Iowa Telecommunications Services, Inc.	2,351	39,403
Neutral Tandem, Inc.*	2,264	51,506
PAETEC Holding Corp.*	8,470	35,151
Premiere Global Services, Inc.*	4,193	34,592
SureWest Communications*	1,128	11,235
		483,826

Electric Utilities - 1.2%
Allete, Inc.	2,023	66,112
Central Vermont Public Service Corp.	824	17,139
Cleco Corp.	4,168	113,911
El Paso Electric Co.*	3,099	62,848
Empire District Electric Co.	2,363	44,259
IDACORP, Inc.	3,253	103,933
MGE Energy, Inc.	1,594	56,970
PNM Resources, Inc.	5,977	75,609
Portland General Electric Co.	5,184	105,805
UIL Holdings Corp.	2,024	56,834
Unisource Energy Corp.	2,457	79,091
Unitil Corp.	726	16,684
		799,195

Electrical Equipment - 2.2%
A.O. Smith Corp.	1,514	65,692
Acuity Brands, Inc.	2,973	105,958

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - Cont'd
Advanced Battery Technologies, Inc.*	3,310	$13,240
American Superconductor Corp.*	2,996	122,536
AZZ, Inc.*	892	29,168
Baldor Electric Co.	3,211	90,197
Belden, Inc.	3,216	70,495
Brady Corp.	3,305	99,183
Broadwind Energy, Inc.*	2,478	20,047
Chase Corp.	480	5,669
China BAK Battery, Inc.*	2,409	6,697
Encore Wire Corp.	1,252	26,380
Ener1, Inc.*	3,304	20,947
Energy Conversion Devices, Inc.*	3,308	34,966
EnerSys*	2,784	60,886
Franklin Electric Co., Inc.	1,593	46,324
FuelCell Energy, Inc.*	5,465	20,548
Fushi Copperweld, Inc.*	1,149	11,628
GrafTech International Ltd.*	8,291	128,925
GT Solar International, Inc.*	2,291	12,738
Harbin Electric, Inc.*	894	18,363
II-VI, Inc.*	1,792	56,986
LaBarge, Inc.*	972	11,713
Lihua International, Inc.*	220	2,299
LSI Industries, Inc.	1,507	11,875
Microvision, Inc.*	4,522	14,335
Orion Energy Systems, Inc.*	723	3,174
Polypore International, Inc.*	1,562	18,588
Powell Industries, Inc.*	590	18,603
Power-One, Inc.*	5,945	25,861
PowerSecure International, Inc.*	1,349	9,726
Preformed Line Products Co.	155	6,789
Regal-Beloit Corp.	2,472	128,396
SatCon Technology Corp.*	4,075	11,491
Ultralife Corp.*	1,001	4,324
Valence Technology, Inc.*	4,040	3,676
Vicor Corp.*	1,546	14,378
Woodward Governor Co.	4,159	107,177
		1,459,978

Electronic Equipment & Instruments - 2.1%
Agilysys, Inc.	1,051	9,564
Anixter International, Inc.*	2,055	96,790
Benchmark Electronics, Inc.*	4,504	85,171
Brightpoint, Inc.*	3,455	25,394
Checkpoint Systems, Inc.*	2,682	40,901
China Security & Surveillance Technology, Inc.*	3,042	23,241
Cogent, Inc.*	3,008	31,253
Cognex Corp.	2,736	48,482
Coherent, Inc.*	1,494	44,417
Comverge, Inc.*	1,315	14,781
CPI International, Inc.*	510	6,752
CTS Corp.	2,326	22,376
Daktronics, Inc.	2,468	22,730

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - Cont'd
DDi Corp.*	1,132	$5,535
DTS, Inc.*	1,199	41,018
Echelon Corp.*	2,290	26,472
Electro Rent Corp.	1,223	14,113
Electro Scientific Industries, Inc.*	1,883	20,374
FARO Technologies, Inc.*	1,156	24,785
ICx Technologies, Inc.*	1,092	10,396
Insight Enterprises, Inc.*	3,152	35,996
IPG Photonics Corp.*	1,532	25,646
L-1 Identity Solutions, Inc.*	5,161	38,656
Littelfuse, Inc.*	1,499	48,193
Maxwell Technologies, Inc.*	1,454	25,939
Measurement Specialties, Inc.*	1,150	11,558
Mercury Computer Systems, Inc.*	1,566	17,242
Methode Electronics, Inc.	2,606	22,620
MTS Systems Corp.	1,156	33,223
Multi-Fineline Electronix, Inc.*	692	19,632
Newport Corp.*	2,495	22,929
OSI Systems, Inc.*	1,075	29,326
PAR Technology Corp.*	642	3,711
Park Electrochemical Corp.	1,494	41,294
PC Connection, Inc.*	756	5,103
PC Mall, Inc.*	882	4,604
Plexus Corp.*	2,723	77,605
Radisys Corp.*	1,788	17,075
RAE Systems, Inc.*	3,207	3,528
Rofin-Sinar Technologies, Inc.*	1,995	47,102
Rogers Corp.*	1,083	32,826
Scansource, Inc.*	1,829	48,834
Smart Modular Technologies WWH, Inc.*	2,531	15,920
Spectrum Control, Inc.*	993	9,404
SYNNEX Corp.*	1,344	41,207
Technitrol, Inc.	2,828	12,387
TTM Technologies, Inc.*	2,984	34,406
Universal Display Corp.*	2,015	24,905
X-Rite, Inc.*	2,048	4,465
Zygo Corp.*	1,269	8,540
		1,378,421

Energy Equipment & Services - 1.7%
Allis-Chalmers Energy, Inc.*	4,233	15,959
Basic Energy Services, Inc.*	1,787	15,904
Bolt Technology Corp.*	687	7,571
Boots & Coots, Inc.*	6,175	10,189
Bristow Group, Inc.*	2,462	94,664
BronCo Drilling Co., Inc.*	1,634	8,284
Cal Dive International, Inc.*	3,095	23,398
CARBO Ceramics, Inc.	1,329	90,598
Complete Production Services, Inc.*	4,025	52,325
Dawson Geophysical Co.*	533	12,318
Dril-Quip, Inc.*	2,007	113,355
ENGlobal Corp.*	1,283	4,016

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - Cont'd
Geokinetics, Inc.*	381	$3,665
Global Industries Ltd.*	6,882	49,069
Gulf Island Fabrication, Inc.	845	17,770
Gulfmark Offshore, Inc.*	1,570	44,447
Hercules Offshore, Inc.*	7,737	36,983
Hornbeck Offshore Services, Inc.*	1,580	36,782
ION Geophysical Corp.*	7,305	43,246
Key Energy Services, Inc.*	8,527	74,952
Lufkin Industries, Inc.	1,026	75,103
Matrix Service Co.*	1,807	19,245
Natural Gas Services Group, Inc.*	835	15,740
Newpark Resources*	6,117	25,875
OYO Geospace Corp.*	325	13,939
Parker Drilling Co.*	8,293	41,050
PHI, Inc.*	914	18,920
Pioneer Drilling Co.*	2,949	23,297
RPC, Inc.	1,943	20,207
Sulphco, Inc.*	4,243	2,843
Superior Well Services, Inc.*	962	13,718
T-3 Energy Services, Inc.*	868	22,134
Tetra Technologies, Inc.*	5,199	57,605
TGC Industries, Inc.*	1,044	4,082
Union Drilling, Inc.*	688	4,300
Vantage Drilling Co.*	2,359	3,798
Willbros Group, Inc.*	2,852	48,113
		1,165,464

Food & Staples Retailing - 0.8%
Andersons, Inc.	1,252	32,327
Arden Group, Inc.	92	8,797
Casey's General Stores, Inc.	3,504	111,848
Diedrich Coffee, Inc.*	238	8,294
Great Atlantic & Pacific Tea Co.*	2,321	27,365
Ingles Markets, Inc.	1,002	15,160
Nash Finch Co.	885	32,825
Pantry, Inc.*	1,631	22,165
Pricesmart, Inc.	1,150	23,506
Ruddick Corp.	2,966	76,315
Spartan Stores, Inc.	1,655	23,650
Susser Holdings Corp.*	620	5,326
United Natural Foods, Inc.*	2,967	79,337
Village Super Market, Inc.	430	11,748
Weis Markets, Inc.	764	27,779
Winn-Dixie Stores, Inc.*	3,758	37,730
		544,172

Food Products - 1.4%
AgFeed Industries, Inc.*	1,582	7,910
Alico, Inc.	267	7,599
American Dairy, Inc.*	566	12,271
American Italian Pasta Co.*	1,446	50,306
B&G Foods, Inc.	1,602	14,706

Equity Securities - Cont'd	Shares	Value
Food Products - Cont'd
Calavo Growers, Inc.	718	$12,206
Cal-Maine Foods, Inc.	1,004	34,216
Chiquita Brands International, Inc.*	3,174	57,259
Darling International, Inc.*	5,673	47,540
Diamond Foods, Inc.	1,173	41,688
Dole Food Co., Inc.*	2,481	30,789
Farmer Bros Co.	538	10,620
Fresh Del Monte Produce, Inc.*	2,826	62,455
Griffin Land & Nurseries, Inc.	267	7,778
Hain Celestial Group, Inc.*	2,807	47,747
Harbinger Group, Inc.*	714	5,012
HQ Sustainable Maritime Industries, Inc.*	532	3,745
Imperial Sugar Co.	949	16,551
J&J Snack Foods Corp.	977	39,041
Lancaster Colony Corp.	1,325	65,853
Lance, Inc.	1,981	52,100
Lifeway Foods, Inc.*	385	4,574
Omega Protein Corp.*	1,463	6,379
Overhill Farms, Inc.*	1,250	6,075
Sanderson Farms, Inc.	1,403	59,150
Seneca Foods Corp.*	510	12,174
Smart Balance, Inc.*	4,322	25,932
Synutra International, Inc.*	1,420	19,184
Tootsie Roll Industries, Inc.	1,667	45,642
TreeHouse Foods, Inc.*	2,178	84,637
Zhongpin, Inc.*	1,470	22,947
		914,086

Gas Utilities - 1.2%
Chesapeake Utilities Corp.	645	20,672
Laclede Group, Inc.	1,529	51,634
New Jersey Resources Corp.	2,908	108,759
Nicor, Inc.	3,120	131,352
Northwest Natural Gas Co.	1,831	82,468
Piedmont Natural Gas Co., Inc.	5,070	135,624
South Jersey Industries, Inc.	2,055	78,460
Southwest Gas Corp.	3,085	88,015
WGL Holdings, Inc.	3,460	116,048
		813,032

Health Care Equipment & Supplies - 3.5%
Abaxis, Inc.*	1,512	38,632
Abiomed, Inc.*	2,131	18,625
Accuray, Inc.*	2,876	16,134
AGA Medical Holdings, Inc.*	952	14,061
Align Technology, Inc.*	4,017	71,583
Alphatec Holdings, Inc.*	1,987	10,611
American Medical Systems Holdings, Inc.*	5,093	98,244
Analogic Corp.	883	34,004
Angiodynamics, Inc.*	1,688	27,143
Atrion Corp.	120	18,686

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - Cont'd
ATS Medical, Inc.*	3,743	$12,090
Bovie Medical Corp.*	1,345	10,504
Cantel Medical Corp.*	865	17,456
Cardiac Science Corp.*	1,550	3,457
Cardiovascular Systems, Inc.*	710	3,259
Conceptus, Inc.*	2,213	41,516
Conmed Corp.*	2,005	45,714
CryoLife, Inc.*	2,218	14,240
Cutera, Inc.*	1,050	8,936
Cyberonics, Inc.*	1,886	38,550
Cynosure, Inc.*	762	8,755
Delcath Systems, Inc.*	1,790	9,201
DexCom, Inc.*	3,094	25,000
Electro-Optical Sciences, Inc.*	1,393	14,431
Endologix, Inc.*	3,467	18,306
EnteroMedics, Inc.*	1,203	674
ev3, Inc.*	5,149	68,688
Exactech, Inc.*	562	9,728
Greatbatch, Inc.*	1,681	32,326
Haemonetics Corp.*	1,770	97,615
Hansen Medical, Inc.*	1,359	4,118
HeartWare International, Inc.*	368	13,053
Home Diagnostics, Inc.*	913	5,569
ICU Medical, Inc.*	878	31,994
Immucor, Inc.*	4,860	98,366
Insulet Corp.*	2,389	34,115
Integra LifeSciences Holdings Corp.*	1,304	47,961
Invacare Corp.	1,994	49,730
IRIS International, Inc.*	1,248	15,425
Kensey Nash Corp.*	576	14,688
MAKO Surgical Corp.*	1,032	11,455
Masimo Corp.*	3,499	106,440
Medical Action Industries, Inc.*	1,125	18,067
Meridian Bioscience, Inc.	2,792	60,168
Merit Medical Systems, Inc.*	2,024	39,043
Micrus Endovascular Corp.*	1,240	18,612
Natus Medical, Inc.*	2,021	29,891
Neogen Corp.*	1,366	32,251
NuVasive, Inc.*	2,516	80,462
NxStage Medical, Inc.*	1,585	13,235
OraSure Technologies, Inc.*	3,551	18,039
Orthofix International NV*	1,180	36,545
Orthovita, Inc.*	4,562	16,013
Palomar Medical Technologies, Inc.*	1,454	14,656
Quidel Corp.*	1,778	24,501
Rochester Medical Corp.*	791	8,804
Rockwell Medical Technologies, Inc.*	1,116	8,582
RTI Biologics, Inc.*	4,061	15,594
Sirona Dental Systems, Inc.*	1,170	37,136
Somanetics Corp.*	910	15,971
SonoSite, Inc.*	1,183	27,954

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - Cont'd
Spectranetics Corp.*	2,522	$17,553
Stereotaxis, Inc.*	2,011	7,903
STERIS Corp.	4,034	112,831
SurModics, Inc.*	1,133	25,674
Symmetry Medical, Inc.*	2,600	20,956
Synovis Life Technologies, Inc.*	796	10,276
Thoratec Corp.*	3,896	104,880
TomoTherapy, Inc.*	3,263	12,726
TranS1, Inc.*	973	3,843
Utah Medical Products, Inc.	254	7,447
Vascular Solutions, Inc.*	1,278	10,722
Volcano Corp.*	3,455	60,048
West Pharmaceutical Services, Inc.	2,261	88,631
Wright Medical Group, Inc.*	2,724	51,620
Young Innovations, Inc.	430	10,655
Zoll Medical Corp.*	1,532	40,935
		2,363,307

Health Care Providers & Services - 3.7%
Air Methods Corp.*	746	25,081
Alliance Imaging, Inc.*	1,964	11,214
Allied Healthcare International, Inc.*	3,553	10,339
Allion Healthcare, Inc.*	1,570	10,299
Almost Family, Inc.*	508	20,081
Amedisys, Inc.*	1,887	91,633
America Service Group, Inc.	652	10,347
American Caresource Holdings, Inc.*	836	2,006
American Dental Partners, Inc.*	1,023	13,197
AMERIGROUP Corp.*	3,649	98,377
AMN Healthcare Services, Inc.*	2,252	20,403
AmSurg Corp.*	2,117	46,616
Assisted Living Concepts, Inc.*	694	18,301
Bio-Reference Laboratories, Inc.*	814	31,901
BioScrip, Inc.*	2,676	22,371
Capital Senior Living Corp.*	1,797	9,021
CardioNet, Inc.*	1,876	11,143
Catalyst Health Solutions, Inc.*	2,530	92,269
Centene Corp.*	2,972	62,917
Chemed Corp.	1,559	74,785
Chindex International, Inc.*	880	12,434
Clarient, Inc.*	2,361	6,257
Continucare Corp.*	2,312	10,103
Corvel Corp.*	513	17,206
Cross Country Healthcare, Inc.*	2,311	22,902
Emergency Medical Services Corp.*	2,021	109,437
Emeritus Corp.*	1,367	25,631
Ensign Group, Inc.	663	10,190
Genoptix, Inc.*	1,162	41,286
Gentiva Health Services, Inc.*	1,998	53,966
Hanger Orthopedic Group, Inc.*	1,742	24,092
Health Grades, Inc.*	1,877	8,052

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
Healthsouth Corp.*	6,382	$119,790
HealthSpring, Inc.*	3,380	59,522
Healthways, Inc.*	2,328	42,696
HMS Holdings Corp.*	1,782	86,766
inVentiv Health, Inc.*	2,308	37,320
IPC The Hospitalist Co., Inc.*	1,110	36,909
Kindred Healthcare, Inc.*	2,688	49,620
Landauer, Inc.	643	39,480
LCA-Vision, Inc.*	1,300	6,656
LHC Group, Inc.*	1,073	36,064
Magellan Health Services, Inc.*	2,434	99,137
Medcath Corp.*	1,026	8,116
Metropolitan Health Networks, Inc.*	3,191	6,350
Molina Healthcare, Inc.*	916	20,949
MWI Veterinary Supply, Inc.*	794	29,934
National Healthcare Corp.	552	19,933
National Research Corp.	137	2,836
Nighthawk Radiology Holdings, Inc.*	1,459	6,609
NovaMed, Inc.*	1,577	6,119
Odyssey HealthCare, Inc.*	2,272	35,398
Owens & Minor, Inc.	2,877	123,510
PharMerica Corp.*	2,231	35,428
Providence Service Corp.*	729	11,518
PSS World Medical, Inc.*	4,097	92,469
Psychiatric Solutions, Inc.*	3,882	82,066
RadNet, Inc.*	1,700	3,468
RehabCare Group, Inc.*	1,691	51,457
Res-Care, Inc.*	1,816	20,339
Select Medical Holdings Corp.*	2,338	24,830
Skilled Healthcare Group, Inc.*	1,394	10,385
Sun Healthcare Group, Inc.*	3,148	28,867
Sunrise Senior Living, Inc.*	3,577	11,518
Triple-S Management Corp., Class B*	1,418	24,957
U.S. Physical Therapy, Inc.*	799	13,527
Universal American Corp.*	1,866	21,832
Virtual Radiologic Corp.*	557	7,107
WellCare Health Plans, Inc.*	2,913	107,082
		2,444,421

Health Care Technology - 0.7%
AMICAS, Inc.*	2,782	15,134
athenahealth, Inc.*	2,311	104,550
Computer Programs & Systems, Inc.	715	32,926
Eclipsys Corp.*	3,876	71,783
MedAssets, Inc.*	2,722	57,734
Medidata Solutions, Inc.*	550	8,580
MedQuist, Inc.	724	4,844
Merge Healthcare, Inc.*	2,049	6,885
Omnicell, Inc.*	2,179	25,472
Phase Forward, Inc.*	2,976	45,682
Quality Systems, Inc.	1,627	102,159

Equity Securities - Cont'd	Shares	Value
Health Care Technology - Cont'd
Transcend Services, Inc.*	495	$10,573
Vital Images, Inc.*	993	12,601
		498,923

Hotels, Restaurants & Leisure - 2.4%
AFC Enterprises, Inc.*	1,734	14,149
Ambassadors Group, Inc.	1,297	17,237
Ameristar Casinos, Inc.	1,765	26,881
Bally Technologies, Inc.*	3,758	155,168
Benihana, Inc.*	1,039	3,938
BJ's Restaurants, Inc.*	1,387	26,103
Bluegreen Corp.*	1,023	2,476
Bob Evans Farms, Inc.	2,118	61,316
Buffalo Wild Wings, Inc.*	1,243	50,056
California Pizza Kitchen, Inc.*	1,333	17,929
Caribou Coffee Co., Inc.*	540	4,169
Carrols Restaurant Group, Inc.*	890	6,292
CEC Entertainment, Inc.*	1,589	50,721
Cheesecake Factory, Inc.*	4,148	89,555
Churchill Downs, Inc.	656	24,502
CKE Restaurants, Inc.	3,371	28,519
Cracker Barrel Old Country Store, Inc.	1,561	59,302
Denny's Corp.*	6,630	14,520
DineEquity, Inc.*	1,211	29,415
Domino's Pizza, Inc.*	2,541	21,294
Dover Downs Gaming & Entertainment, Inc.	975	3,686
Einstein Noah Restaurant Group, Inc.*	351	3,450
Frisch's Restaurants, Inc.	176	4,198
Gaylord Entertainment Co.*	2,652	52,377
Great Wolf Resorts, Inc.*	2,359	5,591
Interval Leisure Group, Inc.*	2,730	34,043
Isle of Capri Casinos, Inc.*	1,259	9,417
Jack in the Box, Inc.*	3,939	77,480
Krispy Kreme Doughnuts, Inc.*	4,485	13,231
Lakes Entertainment, Inc.*	1,479	3,712
Landry's Restaurants, Inc.*	505	10,751
Life Time Fitness, Inc.*	2,778	69,256
Luby's, Inc.*	1,719	6,326
Marcus Corp.	1,385	17,756
McCormick & Schmick's Seafood Restaurants, Inc.*	1,172	8,157
Monarch Casino & Resort, Inc.*	614	4,973
Morgans Hotel Group Co.*	1,503	6,809
Multimedia Games, Inc.*	2,104	12,645
O'Charleys, Inc.*	1,444	9,458
Orient-Express Hotels Ltd.*	5,289	53,630
Papa John's International, Inc.*	1,508	35,227
Peet's Coffee & Tea, Inc.*	786	26,197
PF Chang's China Bistro, Inc.*	1,636	62,021
Pinnacle Entertainment, Inc.*	4,145	37,222
Red Lion Hotels Corp.*	1,051	5,192
Red Robin Gourmet Burgers, Inc.*	1,071	19,171

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - Cont'd
Ruby Tuesday, Inc.*	4,037	$29,066
Ruth's Hospitality Group, Inc.*	1,602	3,348
Shuffle Master, Inc.*	3,701	30,496
Sonic Corp.*	4,181	42,103
Speedway Motorsports, Inc.	901	15,876
Steak N Shake Co.*	84	27,226
Texas Roadhouse, Inc.*	3,450	38,743
Town Sports International Holdings, Inc.*	1,394	3,248
Universal Travel Group*	792	8,031
Vail Resorts, Inc.*	2,030	76,734
Youbet.com, Inc.*	2,368	6,796
		1,577,185

Household Durables - 1.3%
American Greetings Corp.	2,720	59,269
Beazer Homes USA, Inc.*	3,012	14,578
Blyth, Inc.	407	13,724
Brookfield Homes Corp.*	809	6,472
Cavco Industries, Inc.*	516	18,535
CSS Industries, Inc.	519	10,089
Ethan Allen Interiors, Inc.	1,808	24,263
Furniture Brands International, Inc.*	3,311	18,078
Helen of Troy Ltd.*	2,061	50,412
Hooker Furniture Corp.	751	9,290
Hovnanian Enterprises, Inc.*	3,696	14,193
iRobot Corp.*	1,426	25,098
La-Z-Boy, Inc.*	3,552	33,850
M/I Homes, Inc.*	1,117	11,606
Meritage Homes Corp.*	2,257	43,628
National Presto Industries, Inc.	333	36,373
NIVS IntelliMedia Technology Group, Inc.*	646	1,667
Ryland Group, Inc.	2,970	58,509
Sealy Corp.*	3,443	10,880
Skyline Corp.	544	10,010
Standard Pacific Corp.*	6,962	26,038
Stanley Furniture Co., Inc.*	816	8,282
Tempur-Pedic International, Inc.*	5,168	122,120
Tupperware Brands Corp.	4,322	201,275
Universal Electronics, Inc.*	940	21,827
		850,066

Household Products - 0.1%
Central Garden and Pet Co.*	4,290	42,643
Oil-Dri Corp. of America	406	6,293
Orchids Paper Products Co.*	383	7,668
WD-40 Co.	1,143	36,987
		93,591

Independent Power Producers & Energy Traders - 0.0%
US Geothermal, Inc.*	4,942	7,561

Equity Securities - Cont'd	Shares	Value
Industrial Conglomerates - 0.3%
Otter Tail Corp.	2,447	$60,686
Raven Industries, Inc.	1,172	37,234
Seaboard Corp.	23	31,027
Standex International Corp.	853	17,137
Tredegar Corp.	2,046	32,368
United Capital Corp.*	143	3,406
		181,858

Insurance - 3.1%
AMBAC Financial Group, Inc.*	21,026	17,452
American Equity Investment Life Holding Co.	4,252	31,635
American Physicians Capital, Inc.	665	20,163
American Physicians Service Group, Inc.	503	11,604
American Safety Insurance Holdings Ltd.*	593	8,569
Amerisafe, Inc.*	1,303	23,415
Amtrust Financial Services, Inc.	1,567	18,522
Argo Group International Holdings Ltd.*	2,127	61,981
Assured Guaranty Ltd.	8,468	184,264
Baldwin & Lyons, Inc., Class B	563	13,855
Citizens, Inc.*	2,297	14,999
CNA Surety Corp.*	1,156	17,213
Conseco, Inc.*	13,795	68,975
Crawford & Co., Class B*	1,432	5,642
Delphi Financial Group, Inc.	3,191	71,383
Donegal Group, Inc.	916	14,235
Eastern Insurance Holdings, Inc.	618	5,327
eHealth, Inc.*	1,708	28,062
EMC Insurance Group, Inc.	340	7,313
Employers Holdings, Inc.	3,220	49,395
Enstar Group Ltd.*	461	33,662
FBL Financial Group, Inc.	894	16,557
First Acceptance Corp.*	1,175	2,291
First Mercury Financial Corp.	986	13,518
Flagstone Reinsurance Holdings Ltd.	2,700	29,538
Fpic Insurance Group, Inc.*	488	18,847
Greenlight Capital Re Ltd.*	1,943	45,797
Hallmark Financial Services*	470	3,741
Harleysville Group, Inc.	958	30,455
Hilltop Holdings, Inc.*	2,735	31,835
Horace Mann Educators Corp.	2,703	33,787
Independence Holding Co.	517	2,999
Infinity Property & Casualty Corp.	946	38,445
Kansas City Life Insurance Co.	365	10,859
Maiden Holdings Ltd.	3,438	25,166
Max Capital Group Ltd.	3,184	71,003
Meadowbrook Insurance Group, Inc.	4,057	30,022
Mercer Insurance Group, Inc.	441	8,013
Montpelier Re Holdings Ltd.	5,957	103,175
National Financial Partners Corp.*	2,840	22,976
National Interstate Corp.	490	8,310
National Western Life Insurance Co.	156	27,085

Equity Securities - Cont'd	Shares	Value
Insurance - Cont'd
Navigators Group, Inc.*	862	$40,609
NYMAGIC, Inc.	377	6,254
Phoenix Co.'s, Inc.*	7,976	22,173
Platinum Underwriters Holdings Ltd.	3,533	135,279
PMA Capital Corp.*	2,532	15,952
Presidential Life Corp.	1,423	13,020
ProAssurance Corp.*	2,283	122,620
RLI Corp.	1,287	68,533
Safety Insurance Group, Inc.	917	33,223
SeaBright Insurance Holdings, Inc.*	1,495	17,178
Selective Insurance Group	3,645	59,960
State Auto Financial Corp.	979	18,111
Stewart Information Services Corp.	1,361	15,352
Tower Group, Inc.	3,093	72,407
United America Indemnity Ltd.*	2,728	21,606
United Fire & Casualty Co.	1,525	27,801
Universal Insurance Holdings, Inc.	1,043	6,122
Zenith National Insurance Corp.	2,575	76,632
		2,054,917

Internet & Catalog Retail - 0.5%
1-800-FLOWERS.COM, Inc.*	2,081	5,515
Blue Nile, Inc.*	873	55,287
Drugstore.Com*	6,658	20,573
Gaiam, Inc.*	1,432	11,012
HSN, Inc.*	2,739	55,300
NutriSystem, Inc.	2,119	66,049
Orbitz Worldwide, Inc.*	2,514	18,453
Overstock.com, Inc.*	1,079	14,631
PetMed Express, Inc.	1,611	28,402
Shutterfly, Inc.*	1,568	27,926
Stamps.com, Inc.*	749	6,741
Ticketmaster Entertainment, Inc.*	2,591	31,662
US Auto Parts Network, Inc.*	778	4,046
Vitacost.com, Inc.*	763	7,951
		353,548

Internet Software & Services - 1.8%
Ancestry.com, Inc.*	535	7,495
Archipelago Learning, Inc.*	499	10,329
Art Technology Group, Inc.*	8,734	39,390
comScore, Inc.*	1,433	25,149
Constant Contact, Inc.*	1,654	26,464
DealerTrack Holdings, Inc.*	2,593	48,722
Dice Holdings, Inc.*	1,136	7,441
Digital River, Inc.*	2,634	71,092
DivX, Inc.*	2,147	12,109
Earthlink, Inc.	7,302	60,680
GSI Commerce, Inc.*	2,084	52,913
Imergent, Inc.	619	3,757
Infospace, Inc.*	2,415	20,697
Innodata Isogen, Inc.*	1,692	9,374

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - Cont'd
Internap Network Services Corp.*	4,018	$18,885
Internet Brands, Inc.*	1,767	13,836
Internet Capital Group, Inc.*	2,537	16,871
Ipass, Inc.*	3,977	4,136
j2 Global Communications, Inc.*	3,079	62,658
Keynote Systems, Inc.	1,035	11,292
Knot, Inc.*	2,250	22,657
Limelight Networks, Inc.*	2,297	9,027
Liquidity Services, Inc.*	1,166	11,742
LivePerson, Inc.*	2,848	19,851
LogMeIn, Inc.*	550	10,972
LoopNet, Inc.*	1,590	15,805
Marchex, Inc., Class B	1,359	6,904
MercadoLibre, Inc.*	1,782	92,432
ModusLink Global Solutions, Inc.*	3,148	29,623
Move, Inc.*	10,640	17,662
NIC, Inc.	3,482	31,825
OpenTable, Inc.*	237	6,034
Openwave Systems, Inc.*	6,580	15,002
Perficient, Inc.*	1,973	16,632
Rackspace Hosting, Inc.*	4,573	95,347
RealNetworks, Inc.*	5,723	21,232
Saba Software, Inc.*	1,942	8,040
SAVVIS, Inc.*	2,494	35,041
support.com, Inc.*	3,687	9,734
Switch & Data Facilities Co., Inc.*	1,406	28,415
TechTarget, Inc.*	1,109	6,244
Terremark Worldwide, Inc.*	4,212	28,810
Travelzoo, Inc.*	438	5,383
United Online, Inc.	5,767	41,465
ValueClick, Inc.*	6,001	60,730
Vocus, Inc.*	1,138	20,484
Web.com Group, Inc.*	1,821	11,891
Zix Corp.*	5,001	8,552
		1,210,826

IT Services - 2.2%
Acxiom Corp.*	4,683	62,846
CACI International, Inc.*	2,069	101,071
Cass Information Systems, Inc.	540	16,416
China Information Security Technology, Inc.*	1,826	11,248
Ciber, Inc.*	4,183	14,431
Computer Task Group, Inc.*	1,181	9,460
CSG Systems International, Inc.*	2,424	46,274
Cybersource Corp.*	4,767	95,864
Dynamics Research Corp.*	682	7,236
Echo Global Logistics, Inc.*	400	5,076
eLoyalty Corp.*	516	3,545
Euronet Worldwide, Inc.*	3,360	73,752

Equity Securities - Cont'd	Shares	Value
IT Services - Cont'd
ExlService Holdings, Inc.*	1,131	$20,539
Forrester Research, Inc.*	1,140	29,583
Gartner, Inc.*	4,088	73,748
Global Cash Access Holdings, Inc.*	2,586	19,369
Hackett Group, Inc.*	3,281	9,121
Heartland Payment Systems, Inc.	2,583	33,915
iGate Corp.	1,744	17,440
infoGROUP, Inc.*	2,363	18,951
Information Services Group, Inc.*	1,874	5,941
Integral Systems, Inc.*	1,350	11,691
Lionbridge Technologies*	4,533	10,426
Mantech International Corp.*	1,509	72,855
MAXIMUS, Inc.	1,208	60,400
MoneyGram International, Inc.*	5,675	16,344
NCI, Inc.*	519	14,350
Ness Technologies, Inc.*	2,663	13,049
Online Resources Corp.*	1,746	9,184
RightNow Technologies, Inc.*	1,504	26,124
Sapient Corp.*	5,820	48,131
SRA International, Inc.*	2,876	54,932
StarTek, Inc.*	941	7,039
Syntel, Inc.	889	33,809
TeleTech Holdings, Inc.*	2,241	44,887
Tier Technologies, Inc., Class B*	1,385	11,080
TNS, Inc.*	1,787	45,908
Unisys Corp.*	2,841	109,549
VeriFone Holdings, Inc.*	5,009	82,047
Virtusa Corp.*	703	6,369
Wright Express Corp.*	2,647	84,333
		1,438,333

Leisure Equipment & Products - 0.7%
Brunswick Corp.	6,080	77,277
Callaway Golf Co.	4,441	33,485
Eastman Kodak Co.*	18,504	78,087
Jakks Pacific, Inc.*	2,018	24,458
Leapfrog Enterprises, Inc.*	2,658	10,393
Marine Products Corp.	813	4,008
Polaris Industries, Inc.	2,112	92,146
Pool Corp.	3,337	63,670
RC2 Corp.*	1,387	20,458
Smith & Wesson Holding Corp.*	4,203	17,190
Sport Supply Group, Inc.	727	9,153
Steinway Musical Instruments*	547	8,703
Sturm Ruger & Co., Inc.	1,504	14,589
		453,617

Life Sciences - Tools & Services - 0.7%
Accelrys, Inc.*	2,135	12,234
Affymetrix, Inc.*	4,868	28,429
Albany Molecular Research, Inc.*	1,613	14,646

Equity Securities - Cont'd	Shares	Value
Life Sciences - Tools & Services - Cont'd
BioDelivery Sciences International, Inc.*	744	$2,924
Bruker Corp.*	3,374	40,690
Cambrex Corp.*	2,197	12,259
Dionex Corp.*	1,220	90,121
Enzo Biochem, Inc.*	2,561	13,778
eResearchTechnology, Inc.*	2,937	17,651
Harvard Bioscience, Inc.*	1,938	6,919
Kendle International, Inc.*	983	17,999
Luminex Corp.*	2,860	42,700
Parexel International Corp.*	3,970	55,977
Sequenom, Inc.*	4,447	18,411
Varian, Inc.*	1,989	102,513
		477,251

Machinery - 2.7%
3D Systems Corp.*	1,362	15,391
Actuant Corp.	4,672	86,572
Alamo Group, Inc.	494	8,472
Albany International Corp.	1,865	41,888
Altra Holdings, Inc.*	1,840	22,724
American Railcar Industries, Inc.	744	8,199
Ampco-Pittsburgh Corp.	582	18,350
Astec Industries, Inc.*	1,325	35,697
Badger Meter, Inc.	1,071	42,647
Barnes Group, Inc.	3,219	54,401
Blount International, Inc.*	2,651	26,775
Briggs & Stratton Corp.	3,437	64,306
Cascade Corp.	627	17,236
Chart Industries, Inc.*	1,961	32,455
China Fire & Security Group, Inc.*	967	13,084
CIRCOR International, Inc.	1,236	31,122
CLARCOR, Inc.	3,513	113,962
Colfax Corp.*	1,719	20,697
Columbus McKinnon Corp.*	1,314	17,949
Duoyuan Printing, Inc.*	600	4,830
Dynamic Materials Corp.	887	17,784
Eastern Co.	471	6,326
Energy Recovery, Inc.*	2,650	18,232
EnPro Industries, Inc.*	1,376	36,340
ESCO Technologies, Inc.	1,811	64,924
Federal Signal Corp.	3,522	21,202
Flanders Corp.*	1,282	5,718
Flow International Corp.*	2,995	9,225
Force Protection, Inc.*	5,105	26,597
FreightCar America, Inc.	823	16,320
Gorman-Rupp Co.	1,053	29,105
Graham Corp.	792	16,394
Greenbrier Co.'s, Inc.	1,305	13,546
Hurco Co.'s, Inc.*	512	7,578
John Bean Technologies Corp.	1,901	32,336

Equity Securities - Cont'd	Shares	Value
Machinery - Cont'd
Kadant, Inc.*	847	$13,518
Kaydon Corp.	2,291	81,926
K-Tron International, Inc.*	193	20,987
LB Foster Co.*	700	20,867
Lindsay Corp.	875	34,869
Met-Pro Corp.	1,199	12,733
Middleby Corp.*	1,127	55,246
Miller Industries, Inc.*	795	9,023
Mueller Industries, Inc.	2,563	63,665
Mueller Water Products, Inc.	10,611	55,177
NACCO Industries, Inc.	370	18,426
Nordson Corp.	2,318	141,815
Omega Flex, Inc.	248	3,472
PMFG, Inc.*	1,034	16,761
Portec Rail Products, Inc.	525	5,623
RBC Bearings, Inc.*	1,595	38,806
Robbins & Myers, Inc.	1,834	43,136
Sauer-Danfoss, Inc.*	885	10,629
SmartHeat, Inc.*	527	7,652
Sun Hydraulics Corp.	929	24,386
Tecumseh Products Co.*	1,299	15,185
Tennant Co.	1,214	31,795
Titan International, Inc.	2,604	21,118
Trimas Corp.*	1,166	7,894
Twin Disc, Inc.	694	7,245
Watts Water Technologies, Inc.	2,019	62,427
		1,822,765

Marine - 0.2%
American Commercial Lines, Inc.*	711	13,033
Eagle Bulk Shipping, Inc.*	3,538	17,513
Genco Shipping & Trading Ltd.*	1,774	39,702
Horizon Lines, Inc.	2,384	13,279
International Shipholding Corp.	379	11,775
TBS International Ltd.*	835	6,137
Ultrapetrol (Bahamas) Ltd.*	1,489	7,088
		108,527

Media - 0.9%
Arbitron, Inc.	1,826	42,765
Ascent Media Corp.*	972	24,815
Belo Corp.	6,159	33,505
Carmike Cinemas, Inc.*	867	6,555
Cinemark Holdings, Inc.	2,379	34,186
CKX, Inc.*	4,193	22,097
Crown Media Holdings, Inc.*	1,039	1,507
Dolan Media Co.*	2,065	21,084
EW Scripps Co.*	2,261	15,737
Fisher Communications, Inc.*	401	6,516
Global Sources Ltd.*	1,248	7,800
Harte-Hanks, Inc.	2,613	28,168

Equity Securities - Cont'd	Shares	Value
Media - Cont'd
Journal Communications, Inc.	3,369	$13,105
Knology, Inc.*	2,049	22,437
LIN TV Corp.*	2,131	9,504
Live Nation, Inc.*	5,769	49,094
LodgeNet Interactive Corp.*	1,598	8,837
Martha Stewart Living Omnimedia*	2,043	10,092
Mediacom Communications Corp.*	3,136	14,018
National CineMedia, Inc.	2,906	48,152
Outdoor Channel Holdings, Inc.*	1,282	7,436
Playboy Enterprises, Inc., Class B*	1,700	5,440
Primedia, Inc.	1,152	4,159
RCN Corp.*	2,520	27,342
Reading International, Inc.*	1,368	5,540
Rentrak Corp.*	746	13,182
Scholastic Corp.	1,555	46,386
Sinclair Broadcast Group, Inc.*	2,946	11,872
Valassis Communications, Inc.*	3,327	60,751
Value Line, Inc.	108	2,712
World Wrestling Entertainment, Inc.	1,509	23,133
		627,927

Metals & Mining - 1.1%
Allied Nevada Gold Corp.*	3,483	52,524
AM Castle & Co.	1,145	15,675
AMCOL International Corp.	1,617	45,955
Brush Engineered Materials, Inc.*	1,391	25,789
Century Aluminum Co.*	3,879	62,801
China Precision Steel, Inc.*	1,368	2,804
Coeur d'Alene Mines Corp.*	5,200	93,912
General Moly, Inc.*	4,998	10,396
General Steel Holdings, Inc.*	858	3,784
Haynes International, Inc.	832	27,431
Hecla Mining Co.*	15,660	96,779
Horsehead Holding Corp.*	2,704	34,476
Kaiser Aluminum Corp.	1,064	44,284
Olympic Steel, Inc.	625	20,363
Paramount Gold and Silver Corp.*	5,014	7,270
RTI International Metals, Inc.*	2,078	52,303
Stillwater Mining Co.*	2,819	26,724
Sutor Technology Group Ltd.*	608	1,617
Universal Stainless & Alloy*	534	10,071
US Gold Corp.*	5,504	13,650
Worthington Industries, Inc.	4,156	54,319
		702,927

Multiline Retail - 0.3%
99 Cents Only Stores*	3,235	42,281
Dillard's, Inc.	3,539	65,294
Fred's, Inc.	2,763	28,183
Retail Ventures, Inc.*	1,722	15,309
Saks, Inc.*	8,704	57,098
Tuesday Morning Corp.*	2,412	6,223
		214,388

Equity Securities - Cont'd	Shares	Value
Multi-Utilities - 0.4%
Avista Corp.	3,770	$81,394
Black Hills Corp.	2,676	71,262
CH Energy Group, Inc.	1,089	46,304
NorthWestern Corp.	2,482	64,582
		263,542

Oil, Gas & Consumable Fuels - 3.3%
Alon USA Energy, Inc.	562	3,844
Apco Oil and Gas International, Inc.	721	15,934
Approach Resources, Inc.*	716	5,528
Arena Resources, Inc.*	2,638	113,751
Atlas Energy, Inc.	4,737	142,915
ATP Oil & Gas Corp.*	2,634	48,150
Berry Petroleum Co.	2,957	86,197
Bill Barrett Corp.*	2,646	82,317
BPZ Resources, Inc.*	6,385	60,657
Brigham Exploration Co.*	6,770	91,733
Carrizo Oil & Gas, Inc.*	1,923	50,940
Cheniere Energy, Inc.*	3,868	9,361
Clayton Williams Energy, Inc.*	431	15,102
Clean Energy Fuels Corp.*	2,289	35,273
Cloud Peak Energy, Inc.*	2,122	30,896
Contango Oil & Gas Co.*	836	39,300
CREDO Petroleum Corp.*	555	5,161
Crosstex Energy, Inc.	3,047	18,434
Cubic Energy, Inc.*	2,135	3,181
CVR Energy, Inc.*	1,585	10,873
Delek US Holdings, Inc.	1,057	7,198
Delta Petroleum Corp.*	12,444	12,942
DHT Maritime, Inc.	3,126	11,504
Endeavour International Corp.*	9,060	9,785
Evergreen Energy, Inc.*	6,516	2,235
FX Energy, Inc.*	3,212	9,154
General Maritime Corp.	3,596	25,136
Georesources, Inc.*	439	5,997
GMX Resources, Inc.*	1,939	26,642
Golar LNG Ltd.*	2,230	28,589
Goodrich Petroleum Corp.*	1,691	41,176
Gran Tierra Energy, Inc.*	13,941	79,882
Green Plains Renewable Energy, Inc.*	735	10,929
GreenHunter Energy, Inc., Warrants (strike price $27.50/share, expire 9/14/11) (b)*	34	-
Gulfport Energy Corp.*	1,809	20,713
Harvest Natural Resources, Inc.*	2,277	12,045
International Coal Group, Inc.*	6,265	24,183
Isramco, Inc.*	85	6,077
James River Coal Co.*	1,903	35,263
Knightsbridge Tankers Ltd.	1,180	15,647
McMoRan Exploration Co.*	5,226	41,913
Nordic American Tanker Shipping	2,914	87,420
Northern Oil And Gas, Inc.*	2,263	26,794
Oilsands Quest, Inc.*	13,143	15,114

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
Panhandle Oil and Gas, Inc.	584	$15,126
Patriot Coal Corp.*	5,089	78,676
Penn Virginia Corp.	3,132	66,680
Petroleum Development Corp.*	1,184	21,561
Petroquest Energy, Inc.*	3,456	21,185
PrimeEnergy Corp.*	74	2,693
Rex Energy Corp.*	1,336	16,032
Rosetta Resources, Inc.*	3,607	71,887
Ship Finance International Ltd.	3,078	41,953
Stone Energy Corp.*	2,875	51,894
Swift Energy Co.*	2,577	61,745
Syntroleum Corp.*	4,983	13,255
Teekay Tankers Ltd.	725	6,184
Toreador Resources Corp.*	1,348	13,345
Uranerz Energy Corp.*	3,556	4,623
Uranium Energy Corp.*	3,667	13,861
USEC, Inc.*	8,147	31,366
Vaalco Energy, Inc.*	4,020	18,291
Venoco, Inc.*	1,241	16,183
W&T Offshore, Inc.	2,347	27,460
Warren Resources, Inc.*	4,644	11,378
Western Refining, Inc.*	2,379	11,205
Westmoreland Coal Co.*	757	6,745
World Fuel Services Corp.	4,068	108,982
Zion Oil & Gas, Inc.*	938	6,707
		2,164,902

Paper & Forest Products - 0.8%
Buckeye Technologies, Inc.*	2,667	26,030
Clearwater Paper Corp.*	774	42,547
Deltic Timber Corp.	773	35,697
Domtar Corp.*	2,866	158,805
Glatfelter	3,313	40,253
KapStone Paper and Packaging Corp.*	2,269	22,350
Louisiana-Pacific Corp.*	8,588	59,944
Neenah Paper, Inc.	1,163	16,224
Schweitzer-Mauduit International, Inc.	1,211	85,194
Wausau Paper Corp.	3,001	34,811
		521,855

Personal Products - 0.7%
American Oriental Bioengineering, Inc.*	4,268	19,846
Bare Escentuals, Inc.*	4,561	55,781
Chattem, Inc.*	1,341	125,115
China Sky One Medical, Inc.*	592	13,468
China-Biotics, Inc.*	576	8,911
Elizabeth Arden, Inc.*	1,846	26,656
Female Health Co.*	1,254	5,931
Inter Parfums, Inc.	1,120	13,630
Mannatech, Inc.	1,100	3,432

Equity Securities - Cont'd	Shares	Value
Personal Products - Cont'd
Medifast, Inc.*	895	$27,369
Nu Skin Enterprises, Inc.	3,409	91,600
Nutraceutical International Corp.*	861	10,651
Prestige Brands Holdings, Inc.*	2,336	18,361
Revlon, Inc.*	1,344	22,862
Schiff Nutrition International, Inc.	744	5,818
USANA Health Sciences, Inc.*	429	13,685
		463,116

Pharmaceuticals - 1.5%
Acura Pharmaceuticals, Inc.*	651	3,470
Adolor Corp.*	3,668	5,355
Akorn, Inc.*	4,543	8,132
Ardea Biosciences, Inc.*	861	12,054
ARYx Therapeutics, Inc.*	1,643	5,274
Auxilium Pharmaceuticals, Inc.*	3,191	95,666
AVANIR Pharmaceuticals, Inc.*	4,795	9,111
Biodel, Inc.*	856	3,715
BioMimetic Therapeutics, Inc.*	1,057	12,610
BMP Sunstone Corp.*	1,844	10,492
Cadence Pharmaceuticals, Inc.*	1,701	16,449
Caraco Pharmaceutical Laboratories Ltd.*	813	4,911
Cornerstone Therapeutics, Inc.*	514	3,135
Cumberland Pharmaceuticals, Inc.*	600	8,154
Cypress Bioscience, Inc.*	2,626	15,126
Depomed, Inc.*	3,827	12,820
Discovery Laboratories, Inc.*	7,429	4,669
Durect Corp.*	6,499	16,053
Hi-Tech Pharmacal Co., Inc.*	640	17,952
Impax Laboratories, Inc.*	4,185	56,916
Inspire Pharmaceuticals, Inc.*	4,526	24,984
ISTA Pharmaceuticals, Inc.*	2,623	11,961
Javelin Pharmaceuticals, Inc.*	3,921	5,097
KV Pharmaceutical Co.*	2,490	9,138
Lannett Co., Inc.*	798	4,716
MAP Pharmaceuticals, Inc.*	623	5,937
Matrixx Initiatives, Inc.*	747	3,152
Medicines Co.*	3,811	31,784
Medicis Pharmaceutical Corp.	4,060	109,823
MiddleBrook Pharmaceuticals, Inc.*	2,857	1,457
Nektar Therapeutics*	6,386	59,518
Obagi Medical Products, Inc.*	1,191	14,292
Optimer Pharmaceuticals, Inc.*	1,975	22,278
Pain Therapeutics, Inc.*	2,773	14,863
Par Pharmaceutical Co.'s, Inc.*	2,400	64,944
Pozen, Inc.*	2,076	12,435
Questcor Pharmaceuticals, Inc.*	3,946	18,744
Repros Therapeutics, Inc.*	747	595
Salix Pharmaceuticals Ltd.*	3,801	96,545
Santarus, Inc.*	4,094	18,914
Sucampo Pharmaceuticals, Inc.*	729	2,945

Equity Securities - Cont'd	Shares	Value
Pharmaceuticals - Cont'd
SuperGen, Inc.*	4,667	$12,228
Viropharma, Inc.*	5,341	44,811
VIVUS, Inc.*	5,536	50,876
XenoPort, Inc.*	2,090	38,790
		1,002,891

Professional Services - 1.5%
Acacia Research - Acacia Technologies*	2,206	20,097
Administaff, Inc.	1,452	34,253
Advisory Board Co.*	1,069	32,775
Barrett Business Services, Inc.	606	7,448
CBIZ, Inc.*	3,028	23,316
CDI Corp.	840	10,878
COMSYS IT Partners, Inc.*	1,102	9,797
Corporate Executive Board Co.	2,352	53,673
CoStar Group, Inc.*	1,372	57,308
CRA International, Inc.*	752	20,041
Diamond Management & Technology Consultants, Inc.	1,884	13,885
Exponent, Inc.*	931	25,919
Franklin Covey Co.*	1,007	6,344
GP Strategies Corp.*	1,245	9,375
Heidrick & Struggles International, Inc.	1,173	36,644
Hill International, Inc.*	1,866	11,644
Huron Consulting Group, Inc.*	1,485	34,214
ICF International, Inc.*	606	16,241
Kelly Services, Inc.*	1,808	21,569
Kforce, Inc.*	1,976	24,700
Korn/Ferry International*	3,086	50,919
Mistras Group, Inc.*	693	10,437
MPS Group, Inc.*	6,380	87,661
Navigant Consulting, Inc.*	3,549	52,738
Odyssey Marine Exploration, Inc.*	3,831	5,402
On Assignment, Inc.*	2,712	19,391
Resources Connection, Inc.*	3,104	65,867
School Specialty, Inc.*	1,296	30,313
Spherion Corp.*	3,573	20,080
TrueBlue, Inc.*	3,025	44,800
Volt Information Sciences, Inc.*	1,008	10,080
VSE Corp.	320	14,426
Watson Wyatt Worldwide, Inc.*	2,938	139,614
		1,021,849

Real Estate Investment Trusts - 6.1%
Acadia Realty Trust	2,737	46,173
Agree Realty Corp.	491	11,435
Alexander's, Inc.*	149	45,359
American Campus Communities, Inc.	3,601	101,188
American Capital Agency Corp.	1,045	27,734
Anworth Mortgage Asset Corp.	7,435	52,045
Apollo Commercial Real Estate Finance, Inc.*	693	12,467
Ashford Hospitality Trust, Inc.*	4,002	18,569

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trusts - Cont'd
Associated Estates Realty Corp.	1,155	$13,017
BioMed Realty Trust, Inc.	6,754	106,578
CapLease, Inc.	3,566	15,619
Capstead Mortgage Corp.	4,735	64,633
Care Investment Trust, Inc.	1,058	8,231
CBL & Associates Properties, Inc.	9,512	91,981
Cedar Shopping Centers, Inc.	2,890	19,652
Cogdell Spencer, Inc.	2,199	12,446
Colonial Properties Trust	4,679	54,885
Colony Financial, Inc.	997	20,309
Cousins Properties, Inc.	5,082	38,776
CreXus Investment Corp.*	943	13,164
Cypress Sharpridge Investments, Inc.	1,200	16,212
DCT Industrial Trust, Inc.	14,098	70,772
Developers Diversified Realty Corp.	11,063	102,443
DiamondRock Hospitality Co.	8,007	67,819
DuPont Fabros Technology, Inc.	1,826	32,850
Dynex Capital, Inc.	888	7,752
EastGroup Properties, Inc.	1,740	66,607
Education Realty Trust, Inc.	3,909	18,920
Entertainment Properties Trust	2,891	101,966
Equity Lifestyle Properties, Inc.	1,743	87,969
Equity One, Inc.	2,359	38,145
Extra Space Storage, Inc.	5,960	68,838
FelCor Lodging Trust, Inc.*	5,012	18,043
First Industrial Realty Trust, Inc.*	3,355	17,547
First Potomac Realty Trust	1,949	24,499
Franklin Street Properties Corp.	4,607	67,308
Getty Realty Corp.	1,204	28,330
Gladstone Commercial Corp.	676	9,065
Glimcher Realty Trust	3,012	8,132
Government Properties Income Trust	850	19,533
Gramercy Capital Corp.*	3,318	8,594
Hatteras Financial Corp.	2,497	69,816
Healthcare Realty Trust, Inc.	4,094	87,857
Hersha Hospitality Trust	3,645	11,445
Highwoods Properties, Inc.	4,886	162,948
Home Properties, Inc.	2,271	108,349
Inland Real Estate Corp.	4,845	39,487
Invesco Mortgage Capital, Inc.	650	14,794
Investors Real Estate Trust	4,996	44,964
iStar Financial, Inc.*	6,903	17,672
Kilroy Realty Corp.	2,977	91,305
Kite Realty Group Trust	3,655	14,876
LaSalle Hotel Properties	4,385	93,094
Lexington Realty Trust	6,255	38,030
LTC Properties, Inc.	1,603	42,880
Medical Properties Trust, Inc.	5,530	55,300
MFA Mortgage Investments, Inc.	19,311	141,936
Mid-America Apartment Communities, Inc.	1,948	94,049
Mission West Properties, Inc.	1,213	8,722
Monmouth Real Estate Investment Corp.	1,576	11,725

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trusts - Cont'd
National Health Investors, Inc.	1,791	$66,249
National Retail Properties, Inc.	5,515	117,028
NorthStar Realty Finance Corp.	4,104	14,077
Omega Healthcare Investors, Inc.	5,684	110,554
Parkway Properties, Inc.	1,570	32,687
Pennsylvania Real Estate Investment Trust	2,669	22,580
Pennymac Mortgage Investment Trust*	1,100	18,898
Post Properties, Inc.	3,236	63,426
Potlatch Corp.	2,740	87,351
PS Business Parks, Inc.	1,236	61,862
RAIT Financial Trust*	4,875	6,386
Ramco-Gershenson Properties Trust	1,254	11,963
Redwood Trust, Inc.	5,343	77,260
Resource Capital Corp.	1,695	8,339
Saul Centers, Inc.	507	16,609
Sovran Self Storage, Inc.	1,901	67,923
Starwood Property Trust, Inc.	3,175	59,976
Strategic Hotels & Resorts, Inc.*	5,929	11,028
Sun Communities, Inc.	1,140	22,515
Sunstone Hotel Investors, Inc.*	6,869	60,997
Tanger Factory Outlet Centers	2,778	108,314
Transcontinental Realty Investors, Inc.*	108	1,286
UMH Properties, Inc.	691	5,860
Universal Health Realty Income Trust	765	24,503
Urstadt Biddle Properties, Inc.	1,402	21,409
U-Store-It Trust	5,481	40,121
Walter Investment Management Corp.	1,409	20,191
Washington Real Estate Investment Trust	4,018	110,696
Winthrop Realty Trust	832	9,036
		4,083,978

Real Estate Management & Development - 0.2%
American Realty Investors, Inc.*	204	2,499
Avatar Holdings, Inc.*	486	8,267
China Housing & Land Development, Inc.*	2,028	8,376
Consolidated-Tomoka Land Co.	432	15,094
Forestar Group, Inc.*	2,476	54,422
Tejon Ranch Co.*	747	21,827
		110,485

Road & Rail - 1.0%
Amerco, Inc.*	617	30,677
Arkansas Best Corp.	1,746	51,385
Avis Budget Group, Inc.*	7,022	92,129
Celadon Group, Inc.*	1,741	18,890
Dollar Thrifty Automotive Group, Inc.*	1,954	50,042
Genesee & Wyoming, Inc.*	2,562	83,624
Heartland Express, Inc.	3,475	53,063
Knight Transportation, Inc.	3,944	76,080
Marten Transport Ltd.*	1,060	19,027
Old Dominion Freight Line, Inc.*	1,921	58,975
Patriot Transportation Holding, Inc.*	89	8,407

Equity Securities - Cont'd	Shares	Value
Road & Rail - Cont'd
RailAmerica, Inc.*	1,527	$18,629
Saia, Inc.*	1,029	15,250
Universal Truckload Services, Inc.	475	8,597
USA Truck, Inc.*	614	7,687
Werner Enterprises, Inc.	2,939	58,163
YRC Worldwide, Inc.*	4,550	3,821
		654,446

Semiconductors & Semiconductor Equipment - 3.6%
Actel Corp.*	1,809	21,491
Advanced Analogic Technologies, Inc.*	2,962	11,670
Advanced Energy Industries, Inc.*	2,277	34,337
Amkor Technology, Inc.*	7,526	53,886
Anadigics, Inc.*	4,345	18,336
Applied Micro Circuits Corp.*	4,546	33,959
Atheros Communications, Inc.*	4,413	151,101
ATMI, Inc.*	2,170	40,405
Brooks Automation, Inc.*	4,653	39,923
Cabot Microelectronics Corp.*	1,616	53,263
Cavium Networks, Inc.*	2,501	59,599
Ceva, Inc.*	1,354	17,412
Cirrus Logic, Inc.*	4,502	30,704
Cohu, Inc.	1,611	22,473
Cymer, Inc.*	2,048	78,602
Diodes, Inc.*	2,235	45,706
DSP Group, Inc.*	1,569	8,833
Entegris, Inc.*	8,374	44,215
Entropic Communications, Inc.*	4,168	12,796
Exar Corp.*	2,429	17,270
FEI Co.*	2,578	60,222
Formfactor, Inc.*	3,399	73,962
GSI Technology, Inc.*	1,456	6,523
Hittite Microwave Corp.*	1,478	60,228
IXYS Corp.*	1,911	14,180
Kopin Corp.*	4,655	19,458
Kulicke & Soffa Industries, Inc.*	4,111	22,158
Lattice Semiconductor Corp.*	7,952	21,470
MEMSIC, Inc.*	1,224	4,015
Micrel, Inc.	3,129	25,658
Microsemi Corp.*	5,596	99,329
Microtune, Inc.*	4,122	9,316
MIPS Technologies, Inc.*	3,345	14,618
MKS Instruments, Inc.*	3,403	59,246
Monolithic Power Systems, Inc.*	2,337	56,018
Netlogic Microsystems, Inc.*	1,245	57,594
NVE Corp.*	370	15,285
Omnivision Technologies, Inc.*	3,455	50,201
Pericom Semiconductor Corp.*	1,758	20,270
Photronics, Inc.*	3,214	14,302
PLX Technology, Inc.*	2,208	7,132
Power Integrations, Inc.	1,643	59,739
RF Micro Devices, Inc.*	18,340	87,482

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Rubicon Technology, Inc.*	864	$17,548
Rudolph Technologies, Inc.*	2,121	14,253
Semtech Corp.*	4,212	71,646
Sigma Designs, Inc.*	1,835	19,635
Silicon Image, Inc.*	5,780	14,912
Silicon Storage Technology, Inc.*	6,318	16,174
Skyworks Solutions, Inc.*	11,541	163,767
Standard Microsystems Corp.*	1,515	31,482
Supertex, Inc.*	843	25,121
Techwell, Inc.*	1,223	16,144
Tessera Technologies, Inc.*	3,354	78,048
Trident Microsystems, Inc.*	4,861	9,041
TriQuint Semiconductor, Inc.*	10,526	63,156
Ultratech, Inc.*	1,630	24,222
Veeco Instruments, Inc.*	2,638	87,160
Virage Logic Corp.*	1,278	7,029
Volterra Semiconductor Corp.*	1,562	29,865
White Electronic Designs Corp.*	1,810	8,453
Zoran Corp.*	3,559	39,327
		2,391,370

Software - 4.4%
ACI Worldwide, Inc.*	2,511	43,064
Actuate Corp.*	3,425	14,659
Advent Software, Inc.*	1,054	42,929
American Software, Inc.	1,795	10,770
ArcSight, Inc.*	1,270	32,487
Ariba, Inc.*	6,029	75,483
AsiaInfo Holdings, Inc.*	2,016	61,428
Blackbaud, Inc.	3,024	71,457
Blackboard, Inc.*	2,182	99,041
Bottomline Technologies, Inc.*	1,750	30,747
Callidus Software, Inc.*	2,401	7,251
China TransInfo Technology Corp.*	684	5,588
Chordiant Software, Inc.*	2,524	6,941
Commvault Systems, Inc.*	2,872	68,038
Concur Technologies, Inc.*	2,745	117,349
Deltek, Inc.*	1,456	11,328
DemandTec, Inc.*	1,564	13,716
Double-Take Software, Inc.*	1,377	13,756
Ebix, Inc.*	486	23,731
Epicor Software Corp.*	3,259	24,834
EPIQ Systems, Inc.*	2,234	31,254
ePlus, Inc.*	291	4,804
Fair Isaac Corp.	3,371	71,836
FalconStor Software, Inc.*	2,372	9,630
Fortinet, Inc.*	867	15,233
GSE Systems, Inc.*	1,262	6,916
i2 Technologies, Inc.*	1,112	21,261
Informatica Corp.*	6,012	155,470
Interactive Intelligence, Inc.*	869	16,024
Jack Henry & Associates, Inc.	5,779	133,610

Equity Securities - Cont'd	Shares	Value
Software - Cont'd
JDA Software Group, Inc.*	1,823	$46,432
Kenexa Corp.*	1,553	20,267
Lawson Software, Inc.*	9,472	62,989
Manhattan Associates, Inc.*	1,590	38,208
Mentor Graphics Corp.*	6,646	58,684
MicroStrategy, Inc.*	625	58,762
Monotype Imaging Holdings, Inc.*	1,201	10,845
Net 1 UEPS Technologies, Inc.*	2,147	41,695
Netscout Systems, Inc.*	1,699	24,873
NetSuite, Inc.*	1,152	18,409
Opnet Technologies, Inc.	1,050	12,800
Parametric Technology Corp.*	7,995	130,638
Pegasystems, Inc.	1,036	35,224
Pervasive Software, Inc.*	1,213	5,847
Phoenix Technologies Ltd.*	2,193	6,031
Progress Software Corp.*	2,756	80,503
PROS Holdings, Inc.*	1,025	10,609
QAD, Inc.	1,023	6,251
Quest Software, Inc.*	4,218	77,611
Radiant Systems, Inc.*	1,893	19,687
Renaissance Learning, Inc.	446	5,067
Rosetta Stone, Inc.*	494	8,867
S1 Corp.*	3,646	23,772
Smith Micro Software, Inc.*	1,961	17,924
SolarWinds, Inc.*	837	19,259
Solera Holdings, Inc.	4,798	172,776
SonicWALL, Inc.*	3,708	28,218
Sourcefire, Inc.*	1,546	41,355
SRS Labs, Inc.*	917	6,722
SuccessFactors, Inc.*	3,192	52,923
Symyx Technologies*	2,680	14,740
Synchronoss Technologies, Inc.*	1,308	20,679
Take-Two Interactive Software, Inc.*	5,537	55,647
Taleo Corp.*	2,692	63,316
TeleCommunication Systems, Inc.*	2,682	25,962
THQ, Inc.*	4,874	24,565
TIBCO Software, Inc.*	12,124	116,754
TiVo, Inc.*	7,209	73,388
Tyler Technologies, Inc.*	2,155	42,906
Ultimate Software Group, Inc.*	1,681	49,371
Unica Corp.*	1,113	8,626
VASCO Data Security International, Inc.*	2,141	13,424
Websense, Inc.*	3,055	53,340
		2,946,601

Specialty Retail - 3.2%
America's Car-Mart, Inc.*	680	17,904
AnnTaylor Stores Corp.*	4,044	55,160
Asbury Automotive Group, Inc.*	2,219	25,585
Bebe Stores, Inc.	1,889	11,844
Big 5 Sporting Goods Corp.	1,485	25,512
Books-A-Million, Inc.	554	3,723

Equity Securities - Cont'd	Shares	Value
Specialty Retail - Cont'd
Borders Group, Inc.*	3,373	$3,980
Brown Shoe Co., Inc.	2,868	28,307
Build-A-Bear Workshop, Inc.*	1,323	6,469
Cabela's, Inc.*	2,878	41,040
Cato Corp.	1,904	38,194
Charming Shoppes, Inc.*	7,963	51,521
Christopher & Banks Corp.	2,475	18,860
Citi Trends, Inc.*	1,011	27,924
Coldwater Creek, Inc.*	3,939	17,568
Collective Brands, Inc.*	4,418	100,598
Conn's, Inc.*	780	4,555
Destination Maternity Corp.*	373	7,087
Dress Barn, Inc.*	3,902	90,136
DSW, Inc.*	840	21,739
Finish Line	2,917	36,608
Gander Mountain Co.*	407	2,076
Genesco, Inc.*	1,565	42,975
Group 1 Automotive, Inc.*	1,660	47,061
Gymboree Corp.*	2,014	87,589
Haverty Furniture Co.'s, Inc.	1,213	16,654
hhgregg, Inc.*	878	19,342
Hibbett Sports, Inc.*	1,975	43,430
HOT Topic, Inc.*	3,037	19,315
J Crew Group, Inc.*	3,468	155,158
Jo-Ann Stores, Inc.*	1,864	67,551
JOS A Bank Clothiers, Inc.*	1,262	53,244
Kirkland's, Inc.*	980	17,023
Lithia Motors, Inc.*	1,325	10,892
Lumber Liquidators Holdings, Inc.*	995	26,666
Men's Wearhouse, Inc.	3,595	75,711
Midas, Inc.*	1,091	9,219
Monro Muffler, Inc.	1,152	38,523
New York & Co., Inc.*	1,850	7,937
OfficeMax, Inc.*	5,264	66,800
Pacific Sunwear Of California*	4,543	18,081
PEP Boys-Manny Moe & Jack	3,356	28,392
Pier 1 Imports, Inc.*	7,885	40,135
Rent-A-Center, Inc.*	4,556	80,732
Rex Stores Corp.*	499	7,016
Rue21, Inc.*	469	13,174
Sally Beauty Holdings, Inc.*	6,482	49,587
Shoe Carnival, Inc.*	707	14,472
Sonic Automotive, Inc.*	2,078	21,590
Stage Stores, Inc.	2,622	32,408
Stein Mart, Inc.*	1,842	19,636
Syms Corp.*	529	3,825
Systemax, Inc.	704	11,060
Talbots, Inc.*	1,677	14,942
The Buckle, Inc.	1,759	51,504
The Childrens Place Retail Stores, Inc.*	1,524	50,307
Tractor Supply Co.*	2,478	131,235
Ulta Salon Cosmetics & Fragrance, Inc.*	1,909	34,667

Equity Securities - Cont'd	Shares	Value
Specialty Retail - Cont'd
Vitamin Shoppe, Inc.*	631	$14,033
West Marine, Inc.*	1,129	9,100
Wet Seal, Inc.*	6,690	23,082
Zale Corp.*	1,642	4,466
Zumiez, Inc.*	1,398	17,783
		2,132,707

Textiles, Apparel & Luxury Goods - 2.1%
American Apparel, Inc.*	2,699	8,367
Carter's, Inc.*	3,912	102,690
Cherokee, Inc.	601	10,710
Columbia Sportswear Co.	794	30,998
CROCS, Inc.*	5,781	33,241
Deckers Outdoor Corp.*	905	92,057
FGX International Holdings Ltd.*	1,095	21,451
Fossil, Inc.*	3,235	108,567
Fuqi International, Inc.*	750	13,462
G-III Apparel Group Ltd.*	901	19,525
Iconix Brand Group, Inc.*	4,924	62,289
Jones Apparel Group, Inc.	5,889	94,577
Kenneth Cole Productions, Inc.*	718	6,929
K-Swiss, Inc.*	1,958	19,463
Liz Claiborne, Inc.*	6,566	36,967
Lululemon Athletica, Inc.*	2,805	84,430
Maidenform Brands, Inc.*	1,302	21,730
Movado Group, Inc.	1,243	12,082
Oxford Industries, Inc.	868	17,950
Perry Ellis International, Inc.*	648	9,759
Quiksilver, Inc.*	9,552	19,295
Skechers U.S.A., Inc.*	2,287	67,261
Steven Madden Ltd.*	1,079	44,498
Timberland Co.*	3,001	53,808
True Religion Apparel, Inc.*	1,749	32,339
Under Armour, Inc.*	2,286	62,339
Unifi, Inc.*	3,597	13,956
Unifirst Corp.	974	46,859
Volcom, Inc.*	1,302	21,795
Warnaco Group, Inc.*	3,159	133,278
Weyco Group, Inc.	483	11,418
Wolverine World Wide, Inc.	3,397	92,466
		1,406,556

Thrifts & Mortgage Finance - 1.3%
Abington Bancorp, Inc.	1,510	10,404
Astoria Financial Corp.	5,900	73,337
Bank Mutual Corp.	3,235	22,386
BankFinancial Corp.	1,569	15,533
Beneficial Mutual Bancorp, Inc.*	2,254	22,179
Berkshire Hills Bancorp, Inc.	946	19,563
Brookline Bancorp, Inc.	4,270	42,316
Brooklyn Federal Bancorp, Inc.	270	2,711
Cheviot Financial Corp.	221	1,633

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - Cont'd
Clifton Savings Bancorp, Inc.	836	$7,833
Dime Community Bancshares	1,774	20,791
Doral Financial Corp.*	429	1,557
ESB Financial Corp.	726	9,598
ESSA Bancorp, Inc.	1,049	12,273
First Defiance Financial Corp.	641	7,237
First Financial Holdings, Inc.	930	12,081
First Financial Northwest, Inc.	1,256	8,227
First Financial Service Corp.	319	2,890
Flagstar Bancorp, Inc.*	3,427	2,056
Flushing Financial Corp.	1,707	19,221
Fox Chase Bancorp, Inc.*	492	4,684
Heritage Financial Group	158	1,145
Home Federal Bancorp, Inc.	1,144	15,227
Kearny Financial Corp.	1,413	14,243
Kentucky First Federal Bancorp	240	2,640
K-Fed Bancorp	316	2,778
Legacy Bancorp, Inc.	582	5,739
Meridian Interstate Bancorp, Inc.*	838	7,282
MGIC Investment Corp.*	8,651	50,003
NASB Financial, Inc.	278	6,475
NewAlliance Bancshares, Inc.	7,368	88,490
Northeast Community Bancorp, Inc.	465	3,055
Northwest Bancshares, Inc.	2,821	31,934
OceanFirst Financial Corp.	705	7,966
Ocwen Financial Corp.*	3,935	37,658
Oritani Financial Corp.	698	9,584
PMI Group, Inc.*	5,033	12,683
Provident Financial Services, Inc.	4,125	43,931
Provident New York Bancorp	2,394	20,205
Prudential Bancorp, Inc. of Pennsylvania	316	3,008
Radian Group, Inc.	5,651	41,309
Rockville Financial, Inc.	708	7,434
Roma Financial Corp.	676	8,355
Territorial Bancorp, Inc.*	900	16,245
Tree.com, Inc.*	506	4,630
Trustco Bank Corp. NY	5,541	34,908
United Financial Bancorp, Inc.	1,139	14,932
ViewPoint Financial Group	701	10,101
Waterstone Financial, Inc.*	553	1,134
Westfield Financial, Inc.	2,139	17,647
WSFS Financial Corp.	490	12,559
		851,810

Tobacco - 0.2%
Alliance One International, Inc.*	6,125	29,890
Star Scientific, Inc.*	5,250	3,675
Universal Corp.	1,725	78,677
Vector Group Ltd.	2,680	37,520
		149,762

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 0.8%
Aceto Corp.	1,948	$10,032
Aircastle Ltd.	3,237	31,885
Applied Industrial Technologies, Inc.	2,916	64,356
Beacon Roofing Supply, Inc.*	3,245	51,920
BlueLinx Holdings, Inc.*	916	2,537
DXP Enterprises, Inc.*	572	7,476
H&E Equipment Services, Inc.*	1,884	19,763
Houston Wire & Cable Co.	1,218	14,494
Interline Brands, Inc.*	2,241	38,702
Kaman Corp.	1,861	42,971
Lawson Products	334	5,895
RSC Holdings, Inc.*	3,485	24,534
Rush Enterprises, Inc.*	2,204	26,206
TAL International Group, Inc.	1,136	15,029
Textainer Group Holdings Ltd.	632	10,681
Titan Machinery, Inc.*	1,023	11,806
United Rentals, Inc.*	4,149	40,702
Watsco, Inc.	1,835	89,878
Willis Lease Finance Corp.*	373	5,595
		514,462

Transportation Infrastructure - 0.0%
CAI International, Inc.*	587	5,301

Venture Capital - 0.1%
Allos Therapeutics, Inc.*	4,787	31,451
Evergreen Solar, Inc.*	12,957	19,565
		51,016

Water Utilities - 0.3%
American States Water Co.	1,275	45,148
Artesian Resources Corp.	490	8,972
Cadiz, Inc.*	953	11,407
California Water Service Group	1,356	49,928
Connecticut Water Service, Inc.	671	16,621
Consolidated Water Co., Inc.	1,003	14,333
Middlesex Water Co.	924	16,290
Pennichuck Corp.	336	7,100
SJW Corp.	892	20,132
Southwest Water Co.	1,950	11,485
York Water Co.	901	13,074
		214,490

Wireless Telecommunication Services - 0.3%
NTELOS Holdings Corp.	2,189	39,008
Shenandoah Telecommunications Co.	1,731	35,226
Syniverse Holdings, Inc.*	4,720	82,506
USA Mobility, Inc.	1,562	17,198
		173,938

Total Equity Securities (Cost $72,707,630)		65,120,183

	Principal
U.S. Treasury - 0.5%	Amount	Value
United States Treasury Bills, 2/11/10 ^	$300,000	$299,966

Total U.S. Treasury (Cost $299,966)		299,966

Time Deposit - 1.5%
State Street Corp. Time Deposit, 0.00%, 1/4/10	973,490	973,490

Total Time Deposit (Cost $973,490)		973,490

Exchange Traded Funds - 0.1%	Shares
iShares Russell 2000 Index Fund	1,000	62,260

Total Exchange Traded Funds (Cost $58,471)		62,260

TOTAL INVESTMENTS (Cost $74,039,557) - 99.8%		66,455,899
Other assets and liabilities, net - 0.2%		163,586
Net Assets - 100%		$66,619,485

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 1,261,716 shares outstanding		$74,269,179
Class F: 65,485 shares outstanding		3,135,369
Undistributed net investment income		154,606
Accumulated net realized gain (loss) on investments		(3,413,643)
Net unrealized appreciation (depreciation) on investments		(7,526,026)

Net Assets		$66,619,485

Net Asset Value per Share:
Class I (based on net assets of $63,320,160)		$50.19
Class F (based on net assets of $3,299,325)		$50.38
Futures	Number Of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
E-Mini Russell 2000 Index^	23	3/10	$1,434,970	$57,632

(b) This security was valued by the Board of Directors. See note A.

^ Futures collateralized by 300,000 units of U.S. Treasury Bills.

* Non-income producing security.

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $118)	$920,950
Interest income	6,136
Total investment income	927,086

Expenses:
Investment advisory fee	212,159
Transfer agent fees and expenses	10,481
Accounting fees	6,351
Distribution plan expenses:
Class F	4,425
Directors' fees and expenses	9,500
Administrative fees	60,617
Custodian fees	99,384
Reports to shareholders	23,685
Professional fees	23,388
Contract services	77,795
Miscellaneous	226
Total expenses	528,011
Reimbursement from Advisor:
Class F	(7,421)
Class I	(91,538)
Fees paid indirectly	(87)
Net expenses	428,965

Net Investment Income	498,121

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,670,917)
Foreign currency transactions	164
Futures	428,901
(3,241,852)

Change in unrealized appreciation (depreciation) on:
Investments	17,766,851
Assets and liabilities denominated in foreign currencies	3
Futures	(126,926)
17,639,928

Net Realized and Unrealized Gain
(Loss)	14,398,076

Increase (Decrease) in Net Assets
Resulting From Operations	$14,896,197

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$498,121	$914,785
Net realized gain (loss)	(3,241,852)	1,131,847
Change in unrealized appreciation or (depreciation)	17,639,928	(33,476,017)

Increase (Decrease) in Net Assets
Resulting From Operations	14,896,197	(31,429,385)

Distributions to shareholders from:
Net investment income:
Class I shares	(331,011)	(1,591,208)
Class F shares	(8,613)	(10,834)
Net realized gain:
Class I shares	(685,510)	(5,230,091)
Class F shares	(35,436)	(48,980)
Total distributions	($1,060,570)	(6,881,113)

Capital share transactions:
Shares sold:
Class I shares	8,103,966	17,263,850
Class F shares	2,505,356	1,086,448
Reinvestment of distributions:
Class I shares	1,016,521	6,821,298
Class F shares	44,049	59,815
Shares redeemed:
Class I shares	(17,396,665)	(19,484,061)
Class F shares	(880,732)	(420,084)
Total capital share transactions	(6,607,505)	5,327,266

Total Increase (Decrease) in Net Assets	7,228,122	(32,983,232)

Net Assets
Beginning of year	59,391,363	92,374,595
End of year (including undistributed net investment
income of $154,606 and $81,759, respectively)	$66,619,485	$59,391,363

Capital Share Activity
Shares sold:
Class I shares	197,679	301,083
Class F shares	60,682	20,691
Reinvestment of distributions:
Class I shares	19,999	132,013
Class F shares	863	1,189
Shares redeemed:
Class I shares	(401,191)	(356,259)
Class F shares	(20,161)	(8,241)
Total capital share transactions	(142,129)	90,476

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Summit Russell 2000 Small Cap Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, securities valued at $17 or 0.0% of net assets were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities**	$65,120,166	--	$17	$65,120,183
Exchange Traded Funds	62,260	--	--	62,260
U.S. Government Obligations	--	$299,966	--	299,966
Other Debt Obligations	--	973,490	--	973,490
TOTAL	$65,182,426	$1,273,456	$17*	$66,455,899

Other financial instruments***	$57,632	--	--	$57,632

*Level 3 securities represent 0.0% of net assets.

** For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

*** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio's average daily net assets. Under the terms of the agreement, $19,442 was payable at year end. In addition, $13,454 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense caps are .70% and .91% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $5,555 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay the distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed 0.20% annually of average daily net assets of Class F. Under the terms of the agreement, $547 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $206 for the year ended December 31, 2009. Under the terms of the agreement, $16 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $14,007,234 and $20,038,469, respectively.

Capital Loss Carryforward

Expiration Date
31-Dec-17	$3,409,538

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
	2009	2008
Distributions paid from:
Ordinary income	$339,624	$1,976,868
Long term capital gain	720,946	4,904,245
Total	$1,060,570	$6,881,113

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$10,143,494
Unrealized (depreciation)	(17,677,995)
Net unrealized appreciation/(depreciation)	($7,534,501)
Undistributed ordinary income	$158,976
Capital loss carryforward	($3,409,538)
Federal income tax cost of investments	$73,990,400

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, passive foreign investment companies and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, foreign currency transactions, litigation settlements, and passive foreign investment companies.

Undistributed net investment income	($85,650)
Accumulated net realized gain (loss)	86,619
Paid-in Capital	(969)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2009.

For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$10,898	1.45%	$3,539,345	December 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions ocurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates $720,946 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the afore-mentioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 90.7% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class I Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$40.42	$67.00	$74.19
Income from investment operations
Net investment income	.40	.62	.74
Net realized and unrealized gain (loss)	10.19	(22.38)	(1.98)
Total from investment operations	10.59	(21.76)	(1.24)
Distributions from
Net investment income	(.27)	(1.13)	(.47)
Net realized gain	(.55)	(3.69)	(5.48)
Total distributions	(.82)	(4.82)	(5.95)
Total increase (decrease) in net asset value	9.77	(26.58)	(7.19)
Net asset value, ending	$50.19	$40.42	$67.00

Total return*	26.17%	(33.95%)	(2.20%)
Ratios to average net assets: A
Net investment income	.83%	1.13%	1.04%
Total expenses	.86%	.70%	.64%
Expenses before offsets	.70%	.70%	.64%
Net expenses	.70%	.70%	.64%
Portfolio turnover	24%	30%	19%
Net assets, ending (in thousands)	$63,320	$58,414	$91,676

	Years Ended
	December 31,	December 31,
Class I Shares	2006	2005
Net asset value, beginning	$65.46	$63.92
Income from investment operations
Net investment income	.46	.41
Net realized and unrealized gain (loss)	10.88	2.07
Total from investment operations	11.34	2.48
Distributions from
Net investment income	(.44)	(.31)
Net realized gain	(2.17)	(.63)
Total distributions	(2.61)	(.94)
Total increase (decrease) in net asset value	8.73	1.54
Net asset value, ending	$74.19	$65.46
Total return*	17.60%	4.01%
Ratios to average net assets: A
Net investment income	.84%	.70%
Total expenses	.65%	.69%
Expenses before offsets	.65%	.69%
Net expenses	.65%	.69%
Portfolio turnover	24%	25%
Net assets, ending (in thousands)	$95,694	$75,815

See notes to financial highlights.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class F Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$40.55	$66.78	$74.02
Income from investment operations
Net investment income	.19	.58	.59
Net realized and unrealized gain (loss)	10.32	(22.36)	(1.97)
Total from investment operations	10.51	(21.78)	(1.38)
Distributions from
Net investment income	(.13)	(.76)	(.38)
Net realized gain	(.55)	(3.69)	(5.48)
Total distributions	(.68)	(4.45)	(5.86)
Total increase (decrease) in net asset value	9.38	(26.23)	(7.24)
Net asset value, ending	$50.38	$40.55	$66.78

Total return*	25.91%	(34.05%)	(2.40%)
Ratios to average net assets: A
Net investment income	.63%	1.09%	.84%
Total expenses	1.25%	.91%	.84%
Expenses before offsets	.91%	.91%	.84%
Net expenses	.91%	.91%	.84%
Portfolio turnover	24%	30%	19%
Net assets, ending (in thousands)	$3,299	$977	$699

	Periods Ended
	December 31,	December 31,
Class F Shares	2006	2005#
Net asset value, beginning	$65.43	$64.41
Income from investment operations
Net investment income	.31	.12
Net realized and unrealized gain (loss)	10.87	.90
Total from investment operations	11.18	1.02
Distributions from
Net investment income	(.42)	--
Net realized gain	(2.17)	--
Total distributions	(2.59)	--
Total increase (decrease) in net asset value	8.59	1.02
Net asset value, ending	$74.02	$65.43

Total return*	17.35%	1.58%
Ratios to average net assets: A
Net investment income	.64%	.74% (a)
Total expenses	.85%	.84% (a)
Expenses before offsets	.85%	.84% (a)
Net expenses	.85%	.84% (a)
Portfolio turnover	24%	25%
Net assets, ending (in thousands)	$272	$5

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

# From October 4, 2005, inception.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory ContractS

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2009, and performed below the median of its peer universe for the three- and five-year periods ended June 30, 2009. The data also indicated that the Portfolio outperformed its Lipper index for the one- and five-year periods ended June 30, 2009 and underperformed its Lipper index for the three-year period ended June 30, 2009. The Board took into account management's discussion of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is being addressed; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit EAFE
International Index
Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
30	Statement of Operations
31	Statements of Changes in Net Assets
33	Notes to Financial Statements
39	Financial Highlights
41	Explanation of Financial Tables
42	Proxy Voting
43	Availability of Quarterly Portfolio Holdings
43	Basis for Board's Approval of Investment Advisory Contracts
47	Director and Officer Information Table

Summit EAFE International Index Portfolio

Managed by World Asset Management, Inc.

Performance

For the 12 months ended December 31, 2009, Summit International EAFE Index Portfolio returned 27.83% (Class I) compared to the 32.46% return for the Morgan Stanley Capital International (MSCI) EAFE Index (Standard). As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the MSCI EAFE Index before fees and expenses. The difference in performance is attributable to fund expenses and fair value pricing adjustments.

Summit EAFE International Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
	Class I	Class F**
One year	27.83%	27.47%
Five year	2.66%	2.43%
Since inception (11.12.02)	8.35%	8.11%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

**Prior to December 17, 2007, Class F share performance is based on Class I performance.

Absent limitation of expenses during certain of the periods shown, performance would have been lower.

The performance data shown represents past performance, and does not guarantee future results.The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. The value of an investment in Class I Shares is plotted in the graph. The value of an investment in another class of shares would be different.

Investment Climate

Early in 2009, central banks around the world lowered interest rates to record levels, and governments in most countries initiated unprecedented stimulus programs as they fought to limit the effects of the global financial crisis and economic downturn. It appears that the massive liquidity created by these actions helped to limit the magnitude of the crisis. By spring, there were signs that the global economy and credit markets had stabilized. From late March, stock markets across the world rallied strongly. Emerging markets were the best-performing asset category for the year, although many segments of the fixed-income market also delivered stellar returns.

Portfolio Strategy

The Portfolio continued to meet its investment objective of closely tracking the total return of the MSCI EAFE Index. The unmanaged MSCI EAFE Index is made up of a wide range of securities that trade in developed markets throughout the world. These markets delivered strong returns for the year, both in absolute terms and relative to markets in the United States as measured by the Standard & Poor's 500 Index, which returned 26.5% for the year.

There were 21 countries in the MSCI EAFE Index universe at the end of 2009. Japan and the United Kingdom were the most heavily weighted at 20.7% and 21.6%, respectively. Norway, Australia, Singapore, and Sweden delivered the strongest performance for the year. Each country posted an annual return in excess of 60%. Japan and Finland were the weakest performers in the Index, returning 4.4% and 7.2%, respectively. Because of its heavy weighting and weak performance, Japan detracted the most from performance during the year.

At year-end, the MSCI EAFE Index was most heavily weighted in the Financials, Industrials, and Consumer Discretionary sectors, which comprised 25.47%, 11.22%, and 9.67% of the index, respectively. Materials was the best performing sector for the year, while Utilities delivered the weakest performance. Financials and Consumer Discretionary sectors outperformed the benchmark. The Industrials sector underperformed.

Fair value pricing adjustment to the Portfolio accounted for a significant amount of the underperformance relative to the Index. The Portfolio uses the fair value pricing service to adjust its net asset value (NAV) when the closing market prices of international stocks that are held in the portfolio have changed materially relative to their closing prices on their local stock exchanges. This practice helps deter short-term trading in the Portfolio, although, as during the current year, it can cause performance to deviate from the Index.

Cash flows into the Summit EAFE International Portfolio were invested promptly to minimize their impact on total return. Passive market indexes like the MSCI EAFE Index do not incur any operating expenses, unlike the Portfolio. Net Asset Value (NAV) rounding also contributed to the Portfolio's return relative to the Index. NAV rounding occurs because mutual fund prices are carried out only to two decimal places.
Economic Sectors	% of Total Investments
Communications	0.1%
Consumer Discretionary	9.4%
Consumer Staples	10.0%
Energy	8.2%
Exchange Traded Funds	1.9%
Financials	24.0%
Health Care	8.2%
Industrials	11.0%
Information Technology	4.7%
Materials	10.1%
Telecommunication Services	5.7%
Time Deposit	0.9%
Utilities	5.8%
Total	100%

Outlook

Global economic growth generally turned positive in 2009. Central bank and government intervention helped to support demand, reduce uncertainty, and lower systemic risk in financial markets. While it appears that many countries may be at or near recovery, the pace of recovery is likely to be characterized by slow or moderate growth in many places. Financial systems are recovering and the current unprecedented government support will need to be withdrawn over time.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Class I
Actual	$1,000.00	$1,208.20	$5.50
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.22	$5.04

Class F
Actual	$1,000.00	$1,207.30	$6.40
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.41	$5.85

* Expenses are equal to the Fund's annualized expense ratio of 0.99% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit EAFE International Index Portfolio:

We have audited the accompanying statement of net assets of the Summit EAFE International Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit EAFE International Index Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

December 31, 2009
Equity Securities - 96.9%	Shares	Value
Australia - 8.1%
AGL Energy Ltd.	3,754	$47,193
Alumina Ltd.*	20,472	33,596
Amcor Ltd.	10,210	56,845
AMP Ltd.	16,894	101,685
Aristocrat Leisure Ltd.	3,601	12,846
Arrow Energy NL*	4,874	18,032
Asciano Group*	22,591	36,450
ASX Ltd.	1,436	44,697
Australia & New Zealand Banking Group Ltd.	19,562	397,761
AXA Asia Pacific Holdings Ltd.	8,537	50,200
Bendigo and Adelaide Bank Ltd.	2,648	23,200
BGP Holdings plc*	77,172	-
BHP Billiton Ltd.	28,156	1,077,539
Billabong International Ltd.	1,636	15,896
BlueScope Steel Ltd.	15,296	42,182
Boral Ltd.	5,219	27,562
Brambles Ltd.	11,760	71,196
Caltex Australia Ltd.*	1,245	10,325
CFS Retail Property Trust	15,218	25,758
Coca-Cola Amatil Ltd.	4,668	48,073
Cochlear Ltd.	497	30,670
Commonwealth Bank of Australia	12,742	620,947
Computershare Ltd.	3,729	38,000
Crown Ltd.	4,252	30,424
CSL Ltd.	5,063	147,203
CSR Ltd.	10,250	16,476
Dexus Property Group	39,219	29,596
Energy Resources of Australia Ltd.	560	11,970
Fairfax Media Ltd.	17,758	27,374
Fortescue Metals Group Ltd.*	10,366	40,798
Foster's Group Ltd.	16,173	79,536
Goodman Fielder Ltd.	11,562	16,819
Goodman Group	50,138	28,198
GPT Group	77,172	41,420
Harvey Norman Holdings Ltd.	4,456	16,722
Incitec Pivot Ltd.	13,421	42,506
Insurance Australia Group Ltd.	17,378	62,208
Leighton Holdings Ltd.	1,249	42,176
Lend Lease Corp. Ltd.	3,646	33,204
Macquarie Airports	6,230	16,812
Macquarie Group Ltd.	2,548	109,022
Macquarie Infrastructure Group	18,975	22,598
Metcash Ltd.	6,417	25,669
Mirvac Group	21,331	29,657
National Australia Bank Ltd.	16,093	391,354
Newcrest Mining Ltd.	4,058	127,103
Nufarm Ltd.	1,531	14,948
OneSteel Ltd.	11,123	33,069
Orica Ltd.	3,013	69,794

Equity Securities - Cont'd	Shares	Value
Australia - Cont'd
Origin Energy Ltd.	7,335	$110,052
OZ Minerals Ltd.*	26,186	27,365
Paladin Energy Ltd.*	4,709	17,465
Qantas Airways Ltd.	9,663	25,666
QBE Insurance Group Ltd.	8,411	191,860
Rio Tinto Ltd.	3,655	241,688
Santos Ltd.	6,871	86,466
Sims Metal Management Ltd.	1,289	25,217
Sonic Healthcare Ltd.	3,059	42,104
SP AusNet	11,118	9,100
Stockland	19,149	67,252
Suncorp-Metway Ltd.	10,548	81,398
TABCORP Holdings Ltd.	5,064	31,383
Tatts Group Ltd.	10,122	22,067
Telstra Corp. Ltd.	36,908	113,038
Toll Holdings Ltd.	5,543	43,169
Transurban Group	9,685	47,948
Wesfarmers Ltd.	1,274	35,399
Wesfarmers Ltd. PPS	8,432	234,289
Westfield Group	17,188	191,568
Westpac Banking Corp.	24,423	549,406
Woodside Petroleum Ltd.:
Common Stock	4,165	174,946
Rights (expires 1/29/10)*	347	1,589
Woolworths Ltd.	10,310	258,088
WorleyParsons Ltd.	1,431	37,047
		7,002,879

Austria - 0.3%
Erste Bank der Oesterreichischen Sparkassen AG	1,462	54,186
Immoeast AG*	3,766	20,644
OMV AG	1,258	55,084
Raiffeisen International Bank Holding AG	480	27,166
Telekom Austria AG	2,701	38,560
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	646	27,386
Vienna Insurance Group	349	17,919
Voestalpine AG	1,029	37,518
		278,463

Belgium - 0.9%
Anheuser-Busch InBev NV	6,051	312,587
Belgacom SA	1,276	46,020
Colruyt SA	126	30,377
Delhaize Group	843	64,561
Dexia SA*	4,435	27,896
Fortis NV:
Common Stock*	18,743	69,433
Rights (expires 7/4/14)(b)*	14,430	-
Groupe Bruxelles Lambert SA	676	63,611
KBC Groep NV*	1,350	58,457
Mobistar SA	251	17,163
Nationale A Portefeuille	276	14,717
Solvay SA	497	53,574

Equity Securities - Cont'd	Shares	Value
Belgium - Cont'd
UCB SA	846	$35,423
Umicore SA	1,004	33,430
		827,249

Bermuda - 0.1%
Seadrill Ltd.	2,344	59,330

Canada - 0.1%
Thomson Corp.*	1,487	47,956

China - 0.0%
Foxconn International Holdings Ltd.*	18,892	21,699

Cyprus - 0.0%
Bank of Cyprus Public Co. Ltd.	4,675	32,583

Denmark - 0.9%
A P Moller - Maersk A/S:
Series A	4	26,962
Series B	11	76,911
Carlsberg A/S, Series B	897	66,188
Coloplast A/S, Series B	207	18,811
Danske Bank A/S*	3,810	86,740
DSV A/S*	1,754	31,464
H. Lundbeck A/S	495	9,009
Novo Nordisk A/S, Series B	3,754	240,164
Novozymes A/S, Series B	386	40,019
Topdanmark A/S*	125	16,923
TrygVesta A/S	217	14,323
Vestas Wind Systems A/S*	1,709	104,557
William Demant Holding A/S*	209	15,747
		747,818

Finland - 1.1%
Elisa Oyj	1,116	25,493
Fortum Oyj	3,726	100,931
Kesko Oyj, Series B	598	19,722
Kone OYJ	1,289	55,086
Metso Oyj	1,070	37,616
Neste Oil Oyj	1,075	19,063
Nokia Oyj	31,418	403,297
Nokian Renkaat Oyj	948	22,999
Orion Oyj, Class B	749	16,126
Outokumpu Oyj	1,039	19,535
Pohjola Bank plc	1,213	13,125
Rautaruukki Oyj	747	17,150
Sampo Oyj	3,524	85,517
Sanoma Oyj	675	15,146
Stora Enso Oyj, Series R*	4,880	34,202
UPM-Kymmene Oyj	4,362	51,871
Wartsila Oyj	737	29,458
		966,337

Equity Securities - Cont'd	Shares	Value
France - 9.9%
Accor SA	1,199	$65,127
Aeroports de Paris	249	20,027
Air France-KLM*	1,206	18,802
Air Liquide SA	2,096	247,393
Alcatel-Lucent*	19,447	65,124
Alstom SA	1,695	117,754
Atos Origin SA*	380	17,300
AXA SA	13,145	310,850
BioMerieux	115	13,375
BNP Paribas	7,017	553,679
Bouygues	1,872	97,618
Bureau Veritas SA	410	21,236
Cap Gemini SA	1,224	55,436
Carrefour SA	5,322	255,852
Casino Guichard-Perrachon SA	462	41,400
Christian Dior SA	533	54,777
Cie de Saint-Gobain	3,086	165,632
Cie Generale de Geophysique-Veritas*	1,261	26,893
Cie Generale d'Optique Essilor International SA	1,681	100,066
CNP Assurances SA	311	30,107
Compagnie Generale des Etablissements Michelin, Series B	1,216	93,264
Credit Agricole SA	7,471	130,233
Dassault Systemes SA	543	30,904
EDF Energies Nouvelles SA	1,987	118,225
Eiffage SA	339	19,151
Eramet	47	14,635
Eurazeo SA	251	17,514
Eutelsat Communications	829	26,595
Fonciere Des Regions:
Common	195	19,940
Warrants (strike price $65.00/share, expires 12/31/10)*	195	165
France Telecom SA	15,356	383,359
GDF Suez	10,122	439,084
Gecina SA	167	18,074
Groupe Danone	4,613	280,899
Hermes International	442	58,787
Icade SA	175	16,641
Iliad SA	144	17,153
Imerys SA	284	16,889
Ipsen SA	211	11,719
JC Decaux SA*	556	13,479
Klepierre SA	797	32,418
Lafarge SA	1,675	137,732
Lagardere SCA	990	39,943
Legrand SA	881	24,564
L'Oreal SA	2,008	222,915
LVMH Moet Hennessy Louis Vuitton SA	2,055	230,716
M6-Metropole Television SA	540	13,815
Natixis*	7,319	36,430
Neopost SA	261	21,562
PagesJaunes Groupe	1,060	11,799
Pernod-Ricard SA	1,659	142,386

Equity Securities - Cont'd	Shares	Value
France - Cont'd
PPR SA	637	$76,323
PSA Peugeot Citroen SA*	1,276	42,742
Publicis Groupe	986	39,995
Renault SA*	1,553	79,072
Safran SA	1,574	30,618
Sanofi-Aventis SA	8,829	692,004
Schneider Electric SA	1,945	225,308
SCOR SE	1,390	34,716
Societe BIC SA	223	15,433
Societe Des Autoroutes Paris-Rhin-Rhone*	189	14,476
Societe Generale Groupe	3,897	269,615
Societe Television Francaise 1	984	18,169
Sodexo	790	45,116
Suez Environnement SA	2,259	52,181
Technip SA	871	61,028
Thales SA	750	38,430
Total SA	17,908	1,147,452
Unibail-Rodamco	684	150,559
Vallourec SA	451	82,022
Veolia Environnement	3,171	104,258
Vinci SA	3,546	198,591
Vivendi	9,821	289,902
		8,627,448

Germany - 7.8%
Adidas AG	1,623	87,619
Allianz SE	3,800	472,947
BASF SE	7,744	480,283
Bayer AG	6,412	512,426
Bayerische Motoren Werke AG:
Common	2,777	126,234
Preferred	437	14,372
Beiersdorf AG	739	48,563
Celesio AG	713	18,113
Commerzbank AG*	5,946	49,848
Daimler AG	7,565	404,133
Deutsche Bank AG	4,967	350,051
Deutsche Boerse AG	1,635	135,922
Deutsche Lufthansa AG	1,920	32,230
Deutsche Post AG	7,098	136,560
Deutsche Postbank AG*	734	23,982
Deutsche Telekom AG	23,783	351,215
E.ON AG	15,948	665,722
Fraport AG Frankfurt Airport Services Worldwide	307	15,967
Fresenius Medical Care AG & Co. KGaA	1,602	84,814
Fresenius SE:
Common	236	14,689
Preferred	675	48,235
GEA Group AG	1,310	29,163
Hannover Rueckversicherung AG*	530	24,875

Equity Securities - Cont'd	Shares	Value
Germany - Cont'd
Henkel AG & Co. KGaA:
Common	1,089	$48,629
Preferred	1,471	76,576
Hochtief AG	369	28,196
Infineon Technologies AG*	9,085	50,149
K+S AG	1,245	71,559
Linde AG	1,272	153,088
MAN AG	887	69,075
Merck KGAA	542	50,655
Metro AG	951	57,960
Muenchener Rueckversicherungs AG	1,731	269,812
Porsche Automobil Holding SE, Preferred	734	46,097
Puma AG Rudolf Dassler Sport	44	14,571
RWE AG:
Common	3,512	341,252
Preferred	342	30,511
Salzgitter AG	327	31,961
SAP AG	7,199	339,498
Siemens AG	6,902	633,006
SolarWorld AG	733	16,061
Suedzucker AG	602	12,498
ThyssenKrupp AG	2,805	105,631
TUI AG*	1,272	10,610
United Internet AG*	1,126	14,889
Volkswagen AG:
Common	370	40,925
Preferred	882	82,899
Wacker Chemie AG	140	24,415
		6,748,486

Greece - 0.4%
Alpha Bank AE*	3,007	34,784
Coca Cola Hellenic Bottling Co. SA	1,532	34,898
EFG Eurobank Ergasias SA*	2,709	30,041
Hellenic Petroleum SA	769	8,545
Hellenic Telecommunications Organization SA	2,056	30,100
Marfin Investment Group SA*	5,328	15,152
National Bank of Greece SA*	5,092	129,828
OPAP SA	1,873	41,000
Piraeus Bank SA*	2,541	28,990
Public Power Corp. SA*	973	17,957
Titan Cement Co. SA	484	14,018
		385,313

Hong Kong - 2.3%
ASM Pacific Technology Ltd.	1,812	17,031
Bank of East Asia Ltd.	12,359	48,679
BOC Hong Kong Holdings Ltd.	31,045	70,135
Cathay Pacific Airways Ltd.*	10,771	20,234
Cheung Kong Holdings Ltd.	11,659	150,098
Cheung Kong Infrastructure Holdings Ltd.	3,782	14,354
Chinese Estates Holdings Ltd.	6,434	10,939
CLP Holdings Ltd.	17,158	115,928
Esprit Holdings Ltd.	9,639	63,435

Equity Securities - Cont'd	Shares	Value
Hong Kong - Cont'd
Genting Singapore plc*	32,342	$29,643
Hang Lung Group Ltd.	6,716	33,180
Hang Lung Properties Ltd.	17,388	67,930
Hang Seng Bank Ltd.	6,415	94,285
Henderson Land Development Co. Ltd.	9,005	67,322
Hong Kong & China Gas Co. Ltd.	33,248	83,005
Hong Kong Aircraft Engineering Co. Ltd.	558	7,214
Hong Kong Exchanges and Clearing Ltd.	8,574	152,628
HongKong Electric Holdings	11,638	63,156
Hopewell Highway Infrastructure Ltd.	434	264
Hopewell Holdings	5,159	16,620
Hutchison Whampoa Ltd.	17,884	122,410
Hysan Development Co. Ltd.	5,712	16,173
Kerry Properties Ltd.	6,245	31,531
Li & Fung Ltd.	19,238	78,800
Lifestyle International Holdings Ltd.	4,881	9,053
Link REIT	18,180	46,074
Mongolia Energy Co. Ltd.*	25,371	12,875
MTR Corp.	11,874	40,712
New World Development Ltd.	21,010	42,878
Noble Group Ltd.	11,460	26,277
NWS Holdings Ltd.	7,388	13,624
Orient Overseas International Ltd.	1,967	9,155
PCCW Ltd.	31,249	7,561
Shangri-La Asia Ltd.	11,781	22,035
Sino Land Co.	14,695	28,518
Sun Hung Kai Properties Ltd.	11,832	175,557
Swire Pacific Ltd.	6,457	78,085
Television Broadcasts Ltd.	2,388	11,442
Wharf Holdings Ltd.	11,551	66,045
Wheelock & Co. Ltd.	8,036	24,657
Wing Hang Bank Ltd.	1,612	14,978
Yue Yuen Industrial Holdings Ltd.	6,035	17,506
		2,022,026

Ireland - 0.4%
CRH plc	5,806	157,255
Elan Corp. plc*	4,174	26,122
Experian plc	8,603	85,107
Kerry Group plc	1,174	34,601
Ryanair Holdings plc*	3,203	15,129
		318,214

Italy - 3.3%
A2A SpA	9,199	19,253
Assicurazioni Generali SpA	10,043	269,236
Atlantia SpA	2,160	56,141
Autogrill SpA*	853	10,727
Banca Carige SpA	5,423	14,431
Banca Monte dei Paschi di Siena SpA	18,433	32,271
Banca Popolare di Milano Scarl	3,307	23,458
Banco Popolare SC*	5,373	40,214

Equity Securities - Cont'd	Shares	Value
Italy - Cont'd
Enel SpA	55,223	$320,641
ENI SpA	21,842	556,019
Exor SpA	605	11,699
Fiat SpA*	6,414	93,338
Finmeccanica SpA	3,395	54,139
Fondiaria-Sai SpA	522	8,251
Intesa Sanpaolo SpA*	64,617	289,495
Intesa Sanpaolo SpA-RSP	7,823	26,124
Italcementi SpA	594	8,112
Luxottica Group SpA	972	25,177
Mediaset SpA	5,946	48,579
Mediobanca SpA:
Common*	3,972	47,123
Warrants (strike price $9.00/share, expires 3/18/11)*	3,783	587
Mediolanum SpA	1,837	11,405
Parmalat SpA	14,285	40,024
Pirelli & C. SpA*	21,952	13,103
Prysmian SpA	905	15,840
Saipem SpA	2,221	76,290
Snam Rete Gas SpA	12,583	62,565
Telecom Italia SpA	50,557	55,791
Telecom Italia SpA-RSP	84,195	130,567
Terna Rete Elettrica Nazionale SpA	10,911	46,943
UniCredit SpA*	119,477	397,384
Unione di Banche Italiane SCPA:
Common	4,825	69,108
Warrants (strike price $12.30/share, expires 6/30/11)*	5,007	352
Unipol Gruppo Finanziario SpA*	7,280	9,937
		2,884,324

Japan - 20.1%
77 Bank Ltd.	2,894	15,322
ABC-Mart, Inc.	210	5,839
Acom Co. Ltd.	350	5,312
Advantest Corp.	1,339	34,806
Aeon Co. Ltd.	5,372	43,457
Aeon Credit Service Co. Ltd.	694	6,671
Aeon Mall Co. Ltd.	740	14,327
Aioi Insurance Co. Ltd.	4,371	20,908
Air Water, Inc.	1,225	14,430
Aisin Seiki Co. Ltd.	1,606	45,924
Ajinomoto Co., Inc.	5,579	52,548
Alfresa Holdings Corp.	248	9,823
All Nippon Airways Co. Ltd.	6,886	18,674
Amada Co. Ltd.	2,874	17,845
Aozora Bank Ltd.*	6,756	7,143
Asahi Breweries Ltd.	3,245	59,539
Asahi Glass Co. Ltd.	8,462	79,309
Asahi Kasei Corp.	10,590	52,944
Asics Corp.	1,480	13,257
Astellas Pharma, Inc.	3,805	141,800
Bank of Kyoto Ltd.	2,610	21,073

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Bank of Yokohama Ltd.	10,277	$46,563
Benesse Corp.	624	26,107
Bridgestone Corp.	5,116	89,698
Brother Industries Ltd.	1,862	21,282
Canon Marketing Japan, Inc.	570	8,375
Canon, Inc.	8,951	378,587
Casio Computer Co. Ltd.	2,134	16,975
Central Japan Railway Co.	12	80,088
Chiba Bank Ltd.	6,386	38,128
Chiyoda Corp.	1,306	9,934
Chubu Electric Power Co., Inc.	5,555	132,444
Chugai Pharmaceutical Co. Ltd.	1,878	35,005
Chugoku Bank Ltd.	1,467	18,102
Chugoku Electric Power Co., Inc.	2,334	44,532
Chuo Mitsui Trust Holdings, Inc.	8,254	27,561
Citizen Holdings Co. Ltd.	2,633	14,988
Coca-Cola West Co. Ltd.	466	8,199
Cosmo Oil Co. Ltd.	5,429	11,370
Credit Saison Co. Ltd.	1,351	15,132
Dai Nippon Printing Co. Ltd.	4,701	59,303
Daicel Chemical Industries Ltd.	2,296	13,413
Daido Steel Co. Ltd.	2,623	9,689
Daihatsu Motor Co. Ltd.	1,752	17,444
Daiichi Sankyo Co. Ltd.	5,650	118,273
Daikin Industries Ltd.	1,967	76,805
Dainippon Sumitomo Pharma Co. Ltd.	1,345	14,053
Daito Trust Construction Co. Ltd.	657	30,996
Daiwa House Industry Co. Ltd.	4,278	45,796
Daiwa Securities Group, Inc.	13,607	68,248
Dena Co. Ltd.	2	11,765
Denki Kagaku Kogyo K K	4,031	18,035
Denso Corp.	4,079	122,308
Dentsu, Inc.	1,400	32,235
Dowa Holdings Co. Ltd.	2,166	12,027
East Japan Railway Co.	2,852	180,048
Eisai Co. Ltd.	2,114	77,529
Electric Power Development Co. Ltd.	1,117	31,690
Elpida Memory, Inc.*	1,067	17,413
FamilyMart Co. Ltd.	491	14,478
Fanuc Ltd.	1,607	149,500
Fast Retailing Co. Ltd.	400	74,691
Fuji Electric Holdings Co. Ltd.*	5,068	8,751
Fuji Heavy Industries Ltd.*	5,254	25,510
Fuji Media Holdings, Inc.	3	4,141
FUJIFILM Holdings Corp.	4,101	122,576
Fujitsu Ltd.	15,629	100,559
Fukuoka Financial Group, Inc.	6,491	22,536
Furukawa Electric Co. Ltd.	5,635	23,462
GS Yuasa Corp.	3,077	22,593
Gunma Bank Ltd.	3,321	16,871
Hachijuni Bank Ltd.	3,374	19,637
Hakuhodo DY Holdings, Inc.	195	9,421

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Hankyu Hanshin Holdings, Inc.	9,599	$42,636
Hino Motors Ltd.*	2,169	7,521
Hirose Electric Co. Ltd.	251	26,174
Hiroshima Bank Ltd.	4,196	16,088
Hisamitsu Pharmaceutical Co., Inc.	558	18,012
Hitachi Chemical Co. Ltd.	874	17,602
Hitachi Construction Machinery Co. Ltd.	950	24,775
Hitachi High-Technologies Corp.	577	11,342
Hitachi Ltd.*	28,257	86,588
Hitachi Metals Ltd.	1,480	14,100
Hokkaido Electric Power Co., Inc.	1,535	27,870
Hokuhoku Financial Group, Inc.	10,507	21,389
Hokuriku Electric Power Co.	1,571	34,202
Honda Motor Co. Ltd.	13,854	468,659
Hoya Corp.	3,467	91,957
Ibiden Co. Ltd.	1,075	38,303
Idemitsu Kosan Co. Ltd.	198	11,474
IHI Corp.*	11,077	17,567
Inpex Corp.	6	45,055
Isetan Mitsukoshi Holdings Ltd.	2,928	26,398
Isuzu Motors Ltd.*	9,965	18,624
Ito En Ltd.	535	$8,028
ITOCHU Corp.	12,631	92,926
Itochu Techno-Solutions Corp.	249	6,667
Iyo Bank Ltd.	2,037	16,496
J Front Retailing Co. Ltd.	4,048	17,844
JAFCO Co. Ltd.	289	6,950
Japan Airlines Corp.*	8,184	5,889
Japan Petroleum Exploration Co.	239	10,498
Japan Prime Realty Investment Corp.	4	8,286
Japan Real Estate Investment Corp.	3	22,031
Japan Retail Fund Investment Corp.	2	8,956
Japan Steel Works Ltd.	2,917	36,698
Japan Tobacco, Inc.	37	124,904
JFE Holdings, Inc.	4,123	162,442
JGC Corp.	1,738	32,010
Joyo Bank Ltd.	5,518	22,044
JS Group Corp.	2,101	36,166
JSR Corp.	1,502	30,462
JTEKT Corp.	1,617	20,674
Jupiter Telecommunications Co. Ltd.	20	19,824
Kajima Corp.	7,519	15,100
Kamigumi Co. Ltd.	2,186	15,892
Kaneka Corp.	2,495	15,836
Kansai Electric Power Co., Inc.	6,407	144,490
Kansai Paint Co. Ltd.	1,829	15,194
Kao Corp.	4,531	105,827
Kawasaki Heavy Industries Ltd.	12,469	31,446
Kawasaki Kisen Kaisha Ltd.*	5,398	15,304
KDDI Corp.	24	126,622
Keihin Electric Express Railway Co. Ltd.	3,701	27,123
Keio Corp.	4,853	29,252

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Keisei Electric Railway Co. Ltd.	2,314	$12,652
Keyence Corp.	347	71,573
Kikkoman Corp.	1,412	17,259
Kinden Corp.	1,116	9,404
Kintetsu Corp.	13,637	45,181
Kirin Holdings Co. Ltd.	7,020	111,968
Kobe Steel Ltd.*	20,907	37,885
Koito Manufacturing Co. Ltd.	830	13,229
Komatsu Ltd.	7,960	166,030
Konami Corp.	782	13,952
Konica Minolta Holdings, Inc.	4,014	41,188
Kubota Corp.	9,170	84,367
Kuraray Co. Ltd.	2,890	33,845
Kurita Water Industries Ltd.	947	29,602
Kyocera Corp.	1,364	120,354
Kyowa Hakko Kirin Co. Ltd.	2,176	22,903
Kyushu Electric Power Co., Inc.	3,182	65,471
Lawson, Inc.	543	23,933
Mabuchi Motor Co. Ltd.	239	11,756
Makita Corp.	939	31,966
Marubeni Corp.	13,851	75,441
Marui Group Co. Ltd.	1,871	11,474
Maruichi Steel Tube Ltd.	315	6,296
Matsui Securities Co. Ltd.	1,016	7,068
Mazda Motor Corp.*	8,198	18,753
McDonald's Holdings Company (Japan), Ltd.	557	10,635
Mediceo Paltac Holdings Co. Ltd.	1,230	15,195
MEIJI Holdings Co. Ltd.*	576	21,678
Minebea Co. Ltd.	3,209	17,368
Mitsubishi Chemical Holdings Corp.	10,109	42,621
Mitsubishi Corp.	11,383	283,150
Mitsubishi Electric Corp.*	16,212	119,752
Mitsubishi Estate Co. Ltd.	9,915	157,342
Mitsubishi Gas Chemical Co., Inc.	3,508	17,626
Mitsubishi Heavy Industries Ltd.	25,473	89,495
Mitsubishi Logistics Corp.	959	11,229
Mitsubishi Materials Corp.*	9,120	22,343
Mitsubishi Motors Corp.*	30,199	41,633
Mitsubishi Rayon Co. Ltd.	4,278	17,125
Mitsubishi Tanabe Pharma Corp.	1,884	23,441
Mitsubishi UFJ Financial Group, Inc.	87,620	429,211
Mitsubishi UFJ Lease & Finance Co. Ltd.	514	15,425
Mitsui & Co. Ltd.	14,545	206,015
Mitsui Chemicals, Inc.	5,374	13,826
Mitsui Engineering & Shipbuilding Co. Ltd.	6,713	16,063
Mitsui Fudosan Co. Ltd.	7,025	118,026
Mitsui Mining & Smelting Co. Ltd.*	4,806	12,444
Mitsui OSK Lines Ltd.	9,614	50,491
Mitsui Sumitomo Insurance Group Holdings, Inc.	3,534	89,737
Mitsumi Electric Co. Ltd.	753	13,256
Mizuho Financial Group, Inc.	105,585	189,017
Mizuho Trust & Banking Co. Ltd.*	13,678	12,689

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Murata Manufacturing Co. Ltd.	1,795	$88,673
Namco Bandai Holdings, Inc.	1,677	15,964
NEC Corp.*	16,177	41,690
NGK Insulators Ltd.	2,124	46,239
NGK Spark Plug Co. Ltd.	1,348	15,183
NHK Spring Co. Ltd.	1,330	12,339
Nidec Corp.	912	83,899
Nikon Corp.	2,690	53,080
Nintendo Co. Ltd.	831	197,097
Nippon Building Fund, Inc.	4	30,319
Nippon Electric Glass Co. Ltd.	2,922	39,881
Nippon Express Co. Ltd.	7,129	29,173
Nippon Meat Packers, Inc.	1,533	17,622
Nippon Mining Holdings, Inc.	7,399	31,692
Nippon Oil Corp.	10,443	48,372
Nippon Paper Group, Inc.	801	20,452
Nippon Sheet Glass Co. Ltd.	5,610	16,055
Nippon Steel Corp.	42,831	173,246
Nippon Telegraph & Telephone Corp.	4,358	171,505
Nippon Yusen Kabushiki Kaisha	9,288	28,432
Nipponkoa Insurance Co. Ltd.	5,481	31,016
Nishi-Nippon City Bank Ltd.	5,681	13,884
Nissan Chemical Industries Ltd.	1,232	17,553
Nissan Motor Co. Ltd.*	20,859	182,396
Nissay Dowa General Insurance Co. Ltd.	1,472	7,018
Nissha Printing Co. Ltd.	222	10,924
Nisshin Seifun Group, Inc.	1,582	21,259
Nisshin Steel Co. Ltd.	6,421	11,360
Nisshinbo Holdings, Inc.	1,156	10,589
Nissin Foods Holdings Co. Ltd.	588	19,167
Nitori Co. Ltd.	312	23,227
Nitto Denko Corp.	1,384	49,344
NOK Corp.	944	13,034
Nomura Holdings, Inc.	21,209	156,377
Nomura Real Estate Holdings, Inc.	777	11,478
Nomura Real Estate Office Fund, Inc.	2	10,847
Nomura Research Institute Ltd.	849	16,638
NSK Ltd.	4,148	30,458
NTN Corp.	3,354	15,073
NTT Data Corp.	10	30,896
NTT DoCoMo, Inc.	129	179,787
NTT Urban Development Corp.	10	6,634
Obayashi Corp.	5,748	19,571
Obic Co. Ltd.	58	9,467
Odakyu Electric Railway Co. Ltd.	5,255	40,289
OJI Paper Co. Ltd.	7,143	29,767
Olympus Corp.	1,820	58,508
Omron Corp.	1,705	30,430
Ono Pharmaceutical Co. Ltd.	709	30,309
Oracle Corp. Japan	319	13,222
Oriental Land Co. Ltd.	419	27,525

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
ORIX Corp.	878	$59,738
Osaka Gas Co. Ltd.	16,297	54,933
Otsuka Corp.*	132	6,547
Panasonic Corp.	16,464	235,559
Panasonic Electric Works Co. Ltd.	3,150	37,887
Rakuten, Inc.*	60	45,628
Resona Holdings, Inc.	4,077	41,189
Ricoh Co. Ltd.	5,624	79,359
Rinnai Corp.	318	15,302
Rohm Co. Ltd.	822	53,405
Sankyo Co. Ltd.	450	22,427
Santen Pharmaceutical Co. Ltd.	619	19,802
SANYO Electric Co. Ltd.*	14,137	25,965
Sapporo Hokuyo Holdings, Inc.	2,513	9,095
Sapporo Holdings Ltd.	2,386	13,002
SBI Holdings, Inc.	140	24,895
Secom Co. Ltd.	1,761	83,335
Sega Sammy Holdings, Inc.	1,544	18,411
Seiko Epson Corp.	1,161	18,637
Sekisui Chemical Co. Ltd.	3,621	22,400
Sekisui House Ltd.	4,259	38,218
Seven & I Holdings Co. Ltd.	6,464	131,264
Seven Bank Ltd.	4	7,948
Sharp Corp.	8,386	105,573
Shikoku Electric Power Co., Inc.	1,498	38,659
Shimadzu Corp.	2,111	14,002
Shimamura Co. Ltd.	184	17,512
Shimano, Inc.	563	22,544
Shimizu Corp.	5,273	18,912
Shin-Etsu Chemical Co. Ltd.	3,443	194,160
Shinko Electric Industries Co. Ltd.	567	8,176
Shinko Securities Co. Ltd.	4,764	14,266
Shinsei Bank Ltd.*	8,301	9,001
Shionogi & Co. Ltd.	2,504	54,179
Shiseido Co. Ltd.	2,923	56,051
Shizuoka Bank Ltd.	5,064	43,906
Showa Denko KK	9,948	19,849
Showa Shell Sekiyu KK	1,580	12,862
SMC Corp.	452	51,114
Softbank Corp.	6,348	148,442
Sojitz Corp.	10,988	20,651
Sompo Japan Insurance, Inc.	7,458	47,485
Sony Corp.	8,427	244,387
Sony Financial Holdings, Inc.	7	18,266
Square Enix Holdings Co. Ltd.	532	11,166
Stanley Electric Co. Ltd.	1,184	23,822
Sumco Corp.	973	17,122
Sumitomo Chemical Co. Ltd.	13,194	57,615
Sumitomo Corp.	9,442	95,080
Sumitomo Electric Industries Ltd.	6,327	78,459
Sumitomo Heavy Industries Ltd.*	4,827	24,375

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Sumitomo Metal Industries Ltd.	28,224	$75,284
Sumitomo Metal Mining Co. Ltd.	4,391	64,761
Sumitomo Mitsui Financial Group, Inc.	7,616	217,234
Sumitomo Realty & Development Co. Ltd.	3,195	59,953
Sumitomo Rubber Industries, Inc.	1,585	13,651
Sumitomo Trust & Banking Co. Ltd.	11,945	58,098
Suruga Bank Ltd.	1,778	15,430
Suzuken Co. Ltd.	591	19,363
Suzuki Motor Corp.	2,961	72,743
Sysmex Corp.	273	14,256
T&D Holdings, Inc.	1,953	39,824
Taiheiyo Cement Corp.*	7,631	8,688
Taisei Corp.	8,507	14,571
Taisho Pharmaceutical Co. Ltd.	1,075	18,401
Taiyo Nippon Sanso Corp.	2,367	25,117
Takashimaya Co. Ltd.	2,497	15,800
Takeda Pharmaceutical Co. Ltd.	6,293	258,488
TDK Corp.	978	59,664
Teijin Ltd.	7,848	25,237
Terumo Corp.	1,415	84,722
THK Co. Ltd.	1,084	19,157
Tobu Railway Co. Ltd.	6,843	35,687
Toho Co. Ltd.	951	15,416
Toho Gas Co. Ltd.	3,757	19,935
Tohoku Electric Power Co., Inc.	3,586	70,916
Tokio Marine Holdings, Inc.	6,074	164,949
Tokuyama Corp.	2,429	13,542
Tokyo Electric Power Co., Inc.	10,215	256,169
Tokyo Electron Ltd.	1,439	92,059
Tokyo Gas Co. Ltd.	19,379	77,291
Tokyo Steel Manufacturing Co. Ltd.	950	10,693
Tokyo Tatemono Co. Ltd.	2,513	9,554
Tokyu Corp.	9,540	37,987
Tokyu Land Corp.	3,966	14,565
TonenGeneral Sekiyu KK	2,370	19,758
Toppan Printing Co. Ltd.	4,694	37,993
Toray Industries, Inc.	11,170	60,215
Toshiba Corp.*	32,953	181,822
Tosoh Corp.	4,570	12,583
TOTO Ltd.	2,182	13,811
Toyo Seikan Kaisha Ltd.	1,271	19,242
Toyo Suisan Kaisha Ltd.	744	17,062
Toyoda Gosei Co. Ltd.	545	16,409
Toyota Boshoku Corp.	551	12,247
Toyota Industries Corp.	1,503	44,646
Toyota Motor Corp.	23,141	972,759
Toyota Tsusho Corp.	1,782	26,291
Trend Micro, Inc.	882	33,536
Tsumura & Co.	504	16,241
Ube Industries Ltd.	8,466	23,192
Unicharm Corp.	347	32,501

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
UNY Co. Ltd.	1,624	$11,354
Ushio, Inc.	937	15,606
USS Co. Ltd.	192	11,665
West Japan Railway Co.	14	46,885
Yahoo! Japan Corp.	121	36,188
Yakult Honsha Co. Ltd.	811	24,429
Yamada Denki Co. Ltd.	728	48,945
Yamaguchi Financial Group, Inc.	1,774	16,424
Yamaha Corp.	1,323	15,747
Yamaha Motor Co. Ltd.*	1,802	22,640
Yamato Holdings Co. Ltd.	3,261	45,111
Yamato Kogyo Co. Ltd.	405	13,110
Yamazaki Baking Co. Ltd.*	1,016	12,031
Yaskawa Electric Corp.	2,011	16,756
Yokogawa Electric Corp.	1,915	16,765
		17,429,128

Jersey - 0.1%
Randgold Resources Ltd.	686	54,546

Luxembourg - 0.6%
ArcelorMittal	7,202	326,612
Millicom International Cellular SA	634	47,007
SES SA (FDR)	2,374	53,227
Tenaris SA	3,961	84,680
		511,526

Mexico - 0.0%
Fresnillo plc	1,504	18,974

Netherlands - 4.4%
Aegon NV*	13,108	83,527
Akzo Nobel NV	1,943	128,055
ASML Holding NV	3,618	123,046
Corio NV	448	30,594
European Aeronautic Defence and Space Co. NV	3,417	68,250
Fugro NV (CVA)	566	32,319
Heineken Holding NV	925	38,750
Heineken NV	2,055	97,363
ING Groep NV (CVA)*	16,443	158,941
James Hardie Industries NV*	3,626	27,323
Koninklijke Ahold NV	9,999	132,642
Koninklijke Boskalis Westminster NV	499	19,215
Koninklijke DSM NV	1,293	63,391
Koninklijke KPN NV	14,382	243,918
Koninklijke Philips Electronics NV	8,158	241,533
Koninklijke Vopak NV*	262	20,697
QIAGEN NV*	1,663	37,145
Randstad Holding NV*	853	42,171
Reed Elsevier NV	6,071	74,484
Royal Dutch Shell plc:
Series A	29,746	898,750
Series B	22,616	659,502

Equity Securities - Cont'd	Shares	Value
Netherlands - Cont'd
SBM Offshore NV	1,257	$24,593
TNT NV	3,095	94,725
Unilever NV (CVA)	13,666	445,263
Wolters Kluwer NV	2,333	51,130
		3,837,327

New Zealand - 0.1%
Auckland International Airport Ltd.	7,195	10,509
Contact Energy Ltd.*	2,519	11,206
Fletcher Building Ltd.	5,071	29,238
Sky City Entertainment Group Ltd.	4,825	11,508
Telecom Corp. of New Zealand Ltd.	15,511	28,053
		90,514

Norway - 0.7%
DnB NOR ASA*	6,149	66,701
Norsk Hydro ASA*	5,758	47,830
Orkla ASA	6,474	63,122
Renewable Energy Corp. ASA*	2,788	21,314
StatoilHydro ASA	9,422	234,846
Telenor ASA*	7,048	98,787
Yara International ASA	1,590	71,941
		604,541

Portugal - 0.3%
Banco Comercial Portugues SA	19,693	23,633
Banco Espirito Santo SA	4,404	28,622
Brisa Auto-Estradas de Portugal SA	1,510	15,428
Cimpor Cimentos de Portugal SGPS SA	1,973	18,178
Energias de Portugal SA	15,338	67,879
Galp Energia SGPS SA	1,293	22,256
Jeronimo Martins SGPS SA	1,847	18,369
Portugal Telecom SGPS SA	4,888	59,415
		253,780

Singapore - 1.4%
Ascendas Real Estate Investment Trust	11,343	17,778
CapitaLand Ltd.	21,370	63,347
CapitaMall Trust	19,574	24,839
City Developments Ltd.	4,195	34,247
ComfortDelgro Corp. Ltd.	15,748	18,326
Cosco Corp. Singapore Ltd.	9,136	7,678
DBS Group Holdings Ltd.	14,356	156,214
Fraser and Neave Ltd.	8,157	24,259
Golden Agri-Resources Ltd.*	56,011	20,183
Jardine Cycle & Carriage Ltd.	1,044	19,938
Keppel Corp. Ltd.	10,692	62,262
Neptune Orient Lines Ltd.	7,580	8,831
Olam International Ltd.	10,581	19,831
Oversea-Chinese Banking Corp. Ltd.	20,984	135,182
SembCorp Industries Ltd.	8,237	21,529

Equity Securities - Cont'd	Shares	Value
Singapore - Cont'd
SembCorp Marine Ltd.	7,323	$19,098
Singapore Airlines Ltd.	4,479	47,328
Singapore Airport Terminal Services Ltd.	3,506	6,811
Singapore Exchange Ltd.	7,175	42,328
Singapore Press Holdings Ltd.	13,366	34,764
Singapore Technologies Engineering Ltd.	11,338	26,083
Singapore Telecommunications Ltd.	66,811	147,245
StarHub Ltd.	5,029	7,666
United Overseas Bank Ltd.	10,228	142,450
UOL Group Ltd.	4,818	13,835
Wilmar International Ltd.	10,714	48,661
Yangzijiang Shipbuilding Holdings Ltd.	11,876	10,161
		1,180,874

Spain - 4.5%
Abertis Infraestructuras SA	2,362	53,293
Acciona SA	213	27,662
Acerinox SA	1,173	24,261
ACS Actividades de Construccion y Servicios SA	1,202	59,755
Banco Bilbao Vizcaya Argentaria SA	29,871	541,037
Banco de Sabadell SA	7,550	41,932
Banco de Valencia SA	1,787	13,600
Banco Popular Espanol SA	6,220	45,408
Banco Santander SA	68,422	1,124,048
Bankinter SA	2,383	24,219
Cintra Concesiones de Infraestructuras de Transporte SA	3,677	42,937
Criteria Caixacorp SA	7,053	33,326
EDP Renovaveis SA*	1,829	17,288
Enagas SA	1,502	33,240
Fomento de Construcciones y Contratas SA	320	13,420
Gamesa Corp. Tecnologica SA	1,530	25,646
Gas Natural SDG SA	1,878	40,421
Gestevision Telecinco SA	827	12,070
Grifols SA	1,138	19,828
Iberdrola Renovables SA	7,087	33,761
Iberdrola SA	30,845	293,597
Iberia Lineas Aereas de Espana SA*	4,399	11,919
Inditex SA	1,830	113,382
Indra Sistemas SA	826	19,429
Mapfre SA	6,005	25,088
Red Electrica de Espana SA	907	50,262
Repsol YPF SA	6,145	164,048
Sacyr Vallehermoso SA*	837	9,541
Telefonica SA	35,525	990,033
Zardoya Otis SA	1,180	23,000
		3,927,451

Equity Securities - Cont'd	Shares	Value
Sweden - 2.4%
Alfa Laval AB	2,881	$39,655
Assa Abloy AB	2,618	50,130
Atlas Copco AB:
Series A	5,633	82,316
Series B	3,273	42,455
Electrolux AB, Series B*	2,009	47,151
Getinge AB, Series B	1,679	31,861
Hennes & Mauritz AB	4,289	237,331
Holmen AB, Series B	443	11,299
Husqvarna AB, Series B*	3,417	25,225
Investor AB, Series B	3,821	70,632
Loomis AB, Series B	521	5,686
Lundin Petroleum AB*	1,967	15,477
Nordea Bank AB	27,098	274,497
OMX AB (b)*	588	-
Sandvik AB	8,459	101,389
Scania AB, Series B	2,684	34,423
Securitas AB, Series B	2,627	25,637
Skandinaviska Enskilda Banken AB*	12,743	78,339
Skanska AB, Series B	3,347	56,952
SKF AB, Series B	3,256	55,922
SSAB AB, Class B	697	10,773
SSAB Svenskt Stal AB	1,514	25,595
Svenska Cellulosa AB, Series B	4,764	63,634
Svenska Handelsbanken AB	4,105	117,395
Swedbank AB*	2,810	27,952
Swedish Match AB	2,105	46,013
Tele2 AB, Series B	2,558	39,186
Telefonaktiebolaget LM Ericsson, Series B	25,039	230,293
TeliaSonera AB	18,836	135,983
Volvo AB:
Series A	3,695	31,277
Series B	9,128	77,764
		2,092,242

Switzerland - 8.0%
ABB Ltd.*	18,513	353,675
Actelion Ltd.*	839	44,760
Adecco SA	1,032	56,912
Aryzta AG	681	25,372
Baloise Holding AG	419	34,863
BKW FMB Energie AG	110	8,544
Compagnie Financiere Richemont SA	4,379	146,363
Credit Suisse Group AG	9,441	464,464
Geberit AG	342	60,513
Givaudan SA	64	50,878
Holcim Ltd.*	2,058	159,351
Julius Baer Group Ltd.	1,770	61,750
Julius Baer Holding AG	1,770	21,514
Kuehne + Nagel International AG	453	43,772
Lindt & Spruengli AG	7	15,019

Equity Securities - Cont'd	Shares	Value
Switzerland - Cont'd
Logitech International SA*	1,527	$26,240
Lonza Group AG	380	26,620
Nestle SA	30,525	1,481,343
Nobel Biocare Holding AG	1,042	34,835
Novartis AG	17,743	965,605
Pargesa Holding SA	226	19,770
Roche Holding AG	5,894	1,001,551
Schindler Holding AG:
Participation Certificates	407	31,189
Registered Shares	180	13,631
SGS SA	39	50,727
Sonova Holding AG	388	46,865
STMicroelectronics NV	5,727	51,924
Straumann Holding AG	65	18,301
Swatch Group AG:
Bearer Shares	258	64,867
Registered Shares	364	17,385
Swiss Life Holding AG*	263	33,277
Swiss Reinsurance	2,897	138,644
Swisscom AG	201	76,566
Syngenta AG	813	227,564
Synthes, Inc.	498	65,150
UBS AG*	29,850	458,044
Xstrata plc*	15,994	281,914
Zurich Financial Services AG	1,232	267,572
		6,947,334

United Kingdom - 18.7%
3i Group plc	8,083	36,566
Admiral Group plc	1,629	31,097
AMEC plc	2,892	36,737
Anglo American plc*	11,044	478,311
Antofagasta plc	3,308	52,489
Associated British Foods plc	2,988	39,681
AstraZeneca plc	12,146	571,111
Autonomy Corp. plc*	1,802	43,968
Aviva plc	22,978	145,629
BAE Systems plc	29,648	170,978
Balfour Beatty plc	4,244	17,648
Barclays plc	92,570	408,216
BG Group plc	28,187	505,126
BHP Billiton plc	18,516	591,872
BP plc	157,203	1,521,420
British Airways plc*	5,002	14,933
British American Tobacco plc	16,748	543,702
British Land Co. plc	7,149	54,839
British Sky Broadcasting Group plc	9,558	86,162
BT Group plc	64,976	140,787
Bunzl plc	2,745	29,780
Burberry Group plc	3,791	36,373
Cable & Wireless plc	21,296	48,130
Cadbury plc	11,458	147,549

Equity Securities - Cont'd
	Shares	Value
United Kingdom - Cont'd
Cairn Energy plc*	11,550	$61,596
Capita Group plc	5,218	62,983
Carnival plc*	1,360	46,475
Carphone Warehouse Group plc	3,841	11,586
Centrica plc	42,934	194,042
Cobham plc	9,589	38,680
Compass Group plc	15,497	110,762
Diageo plc	20,970	365,964
Drax Group plc	3,003	20,117
Eurasian Natural Resources Corp.	2,160	31,881
F&C Asset Management plc	2,040	2,484
FirstGroup plc	4,243	28,967
G4S plc	10,633	44,470
GlaxoSmithKline plc	43,528	922,717
Hammerson plc	5,836	39,660
Home Retail Group plc	7,361	33,578
HSBC Holdings plc	145,263	1,658,969
ICAP plc	4,533	31,436
Imperial Tobacco Group plc	8,527	268,921
Inmarsat plc	3,625	40,323
Intercontinental Hotels Group plc	2,157	30,889
International Power plc	12,764	63,199
Invensys plc	7,010	33,609
Investec plc	3,540	24,284
J Sainsbury plc	9,974	51,896
Johnson Matthey plc	1,801	44,516
Kazakhmys plc*	1,795	37,584
Kingfisher plc	19,806	72,654
Land Securities Group plc	6,342	69,553
Legal & General Group plc	49,177	63,332
Liberty International plc	3,797	31,292
Lloyds TSB Group plc*	136,732	109,846
London Stock Exchange Group plc	1,304	15,098
Lonmin plc*	1,294	40,202
Man Group plc	14,330	70,540
Marks & Spencer Group plc	13,242	85,967
National Grid plc	20,410	223,262
Next plc	1,653	55,150
Old Mutual plc*	44,269	77,356
Pearson plc	6,794	97,738
Petrofac Ltd.	1,738	28,961
Prudential plc	21,173	215,844
Reckitt Benckiser Group plc	5,083	275,582
Reed Elsevier plc	10,169	83,565
Rexam plc	7,355	34,388
Rio Tinto plc	11,500	620,249
Rolls-Royce Group plc:
Common*	15,543	121,382
Common C Shares Entitlement*	932,580	1,507
Royal Bank of Scotland Group plc*	141,866	66,589
RSA Insurance Group plc	27,964	54,448

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
SABMiller plc	7,921	$232,445
Sage Group plc	10,997	39,070
Schroders plc	1,077	23,005
Scottish & Southern Energy plc	7,722	144,406
Segro plc	6,160	34,028
Serco Group plc	4,088	34,779
Severn Trent plc	2,071	36,203
Shire plc	4,700	91,977
Smith & Nephew plc	7,417	76,213
Smiths Group plc	3,263	53,429
Standard Chartered plc	16,863	422,593
Standard Life plc	18,566	64,470
Tesco plc	66,276	455,694
Thomas Cook Group plc	7,639	28,390
Tomkins plc	7,691	23,761
TUI Travel plc	4,994	20,569
Tullow Oil plc	6,724	140,322
Unilever plc	10,767	344,888
United Utilities Group plc	5,717	45,520
Vedanta Resources plc	1,159	47,937
Vodafone Group plc	440,349	1,020,442
Whitbread plc	1,463	32,926
William Morrison Supermarkets plc	17,650	78,745
Wolseley plc*	2,381	47,666
WPP plc	10,511	102,711
		16,211,386

Total Equity Securities (Cost $86,770,980)		84,129,748
Exchange Traded Funds - 1.9%
iShares MSCI EAFE Index Fund	29,139	1,611,387

Total Exchange Traded Funds (Cost $1,615,451)		1,611,387

	Principal
Time Deposit - 0.9%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$808,366	808,366

Total Time Deposit (Cost $808,366)		808,366

TOTAL INVESTMENTS (Cost $89,194,797) - 99.7%		86,549,501
Other assets and liabilities, net - 0.3%		292,960
Net Assets - 100%		$86,842,461

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 20,000,000 shares of $.10 par value shares authorized:
Class I: 1,155,283 shares outstanding		$99,048,408
Class F: 67,541 shares outstanding		4,392,756
Undistributed net investment income		307,648
Accumulated net realized gain (loss) on investments		(14,269,797)
Net unrealized appreciation (depreciation) on investments		(2,636,554)

Net Assets		$86,842,461

Net Asset Value Per Share
Class I (based on net assets of $81,899,137)		$70.89
Class F (based on net assets of $4,943,324)		$73.19

(b) This security was valued by the Board of Directors. See Note A.

* Non-income producing security.

Abbreviations:

CVA: Certification Van Aandelen
FDR: Fiduciary Depositary Receipts
REIT: Real Estate Investment Trust

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $211,214)	$2,260,610
Interest income	492
Total investment income	2,261,102

Expenses:
Investment advisory fee	416,753
Transfer agency fees and expenses	9,589
Distribution Plan expenses:
Class F	5,692
Trustees' fees and expenses	11,755
Administrative fees	74,420
Custodian fees	175,587
Reports to shareholders	6,251
Professional fees	24,705
Accounting fess	3,783
Contract services	60,020
Miscellaneous	281
Total expenses	788,836
Reimbursement from Advisor:
Class I	(68,463)
Class F	(7,656)
Fees paid indirectly	(33)
Net expenses	712,684

Net Investment Income	1,548,418

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	824,920
Foreign currency transactions	29,829
854,749

Change in unrealized appreciation (depreciation) on:
Investments	16,963,020
Assets and liabilities denominated in foreign currencies	17,224
16,980,244

Net Realized and Unrealized Gain
(Loss)	17,834,993

Increase (Decrease) in Net Assets
Resulting From Operations	$19,383,411

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,548,418	$2,485,490
Net realized gain (loss)	854,749	(14,616,221)
Change in unrealized appreciation or (depreciation)	16,980,244	(40,508,872)

Increase (Decrease) in Net Assets
Resulting From Operations	19,383,411	(52,639,603)

Distributions to shareholders from:
Net investment income
Class I shares	(1,583,672)	(3,151,804)
Class F shares	(41,939)	(4,508)
Net realized gain
Class I shares	--	(2,054,260)
Class F shares	--	(18)
Total distributions	(1,625,611)	(5,210,590)

Capital share transactions:
Shares sold
Class I shares	17,519,588	28,840,408
Class F shares	3,196,044	1,720,729
Reinvestment of distributions
Class I shares	1,583,666	5,206,064
Class F shares	41,939	4,526
Shares redeemed
Class I shares	(20,101,692)	(29,136,738)
Class F shares	(451,745)	(119,737)
Total capital share transactions	1,787,800	6,515,252

Total Increase (Decrease) in Net Assets	19,545,600	(51,334,941)

Net Assets
Beginning of year	67,296,861	118,631,802
End of year (including undistributed net investment
income of $307,648 and $1,007,403, respectively)	$86,842,461	$67,296,861

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2009	2008
Shares sold
Class I shares	303,824	328,264
Class F shares	51,752	24,311
Reinvestment of distributions
Class I shares	22,318	69,512
Class F shares	572	78
Shares redeemed
Class I shares	(337,457)	(363,522)
Class F shares	(7,644)	(1,538)
Total capital share transactions	33,365	57,105

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: Summit EAFE International Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investments Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On December 31, 2009, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, securities valued at $0 or 0.0% of net assets were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$52,156	$84,077,592**	--	$84,129,748
Exchange Traded Funds	1,611,387	--	--	1,611,387
Other Debt Obligations	--	808,366	--	808,366
TOTALS	$1,663,543	$84,885,958	--	$86,549,501

*For further breakdown of Equity Securities by country, please refer to the Statement of Net Assets.

**Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.56% of the Portfolio's average daily net assets. Under the terms of the agreement, $41,149 was payable at year end. In addition, $20,748 was payable at year end for operating expenses paid by the Portfolio during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .95% and 1.15% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% based on the Portfolio's average daily net assets. Under the terms of the agreement, $7,348 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay the distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed 0.20% annually of average daily net assets of Class F. Under the terms of the agreement, $810 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $172 for the year ended December 31, 2009. Under the terms of the agreement, $14 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $22,717,508 and $21,295,797, respectively.

Capital Loss Carryforward

Expiration Date
31-Dec-16	$13,907,367

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
	2009	2008
Distributions paid from:
Ordinary income	$1,625,611	$3,309,051
Long-term capital gain	--	1,901,539
Total	$1,625,611	$5,210,590

As of December 31, 2009 the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$9,117,887
Unrealized (depreciation)	(12,180,770)
Net unrealized appreciation/(depreciation)	($3,062,883)
Undistributed ordinary income	$362,805
Capital loss carryforward	($13,907,367)
Federal income tax cost of investments	$89,612,384

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions and passive foreign investment companies.

Undistributed net investment income	$34,610
Accumulated net realized gain (loss)	(34,610)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$15,292	1.46%	$1,930,503	September 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

The Portfolio designates $2.00 per share as income derived from foreign sources and $.17 per share as foreign taxes paid for the calendar year ended December 31, 2009.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class I Shares	2009	2008	2007
Net asset value, beginning	$56.55	$104.77	$98.66
Income from investment operations
Net investment income	1.33	2.17	1.00
Net realized and unrealized gain (loss)	14.41	(45.83)	8.00
Total from investment operations	15.74	(43.66)	9.80
Distributions from
Net investment income	(1.40)	(2.77)	(1.48)
Net realized gain	--	(1.79)	(2.21)
Total distributions	(1.40)	(4.56)	(3.69)
Total increase (decrease) in net asset value	14.34	(48.22)	6.11
Net asset value, ending	$70.89	$56.55	$104.77

Total return*	27.83%	(42.68%)	10.10%
Ratios to average net assets: A
Net investment income	2.10%	2.51%	1.48%
Total expenses	1.05%	1.22%	1.26%
Expenses before offsets	.95%	.95%	.95%
Net expenses	.95%	.95%	.95%
Portfolio turnover	29%	47%	48%
Net assets, ending (in thousands)	$81,899	$65,973	$118,631

	Years Ended
	December 31,	December 31,
Class I Shares	2006	2005
Net asset value, beginning	$81.98	$74.34
Income from investment operations
Net investment income	1.46	1.59
Net realized and unrealized gain (loss)	18.83	7.59
Total from investment operations	20.29	9.18
Distributions from
Net investment income	(1.63)	(.72)
Net realized gain	(1.98)	(.82)
Total distributions	(3.61)	(1.54)
Total increase (decrease) in net asset value	16.68	7.64
Net asset value, ending	$98.66	$81.98

Total return*	25.56%	12.57%
Ratios to average net assets: A
Net investment income	1.66%	1.75%
Total expenses	1.29%	1.50%
Expenses before offsets	.95%	.95%
Net expenses	.95%	.95%
Portfolio turnover	44%	77%
Net assets, ending (in thousands)	$58,754	$44,084

See notes to financial highlights.

		Periods Ended
	December 31,	December 31,	December 31,
Class F Shares	2009	2008	2007^
Net asset value, beginning	$57.91	$104.76	$102.10
Income from investment operations
Net investment income	.68	1.25	.01
Net realized and unrealized gain (loss)	15.23	(45.05)	2.65
Total from investment operations	15.91	(43.80)	2.66
Distributions from
Net investment income	(.63)	(1.26)	--
Net realized gain	--	(1.79)	--
Total distributions	(.63)	(3.05)	--
Total increase (decrease) in net asset value	15.28	(46.85)	2.66
Net asset value, ending	$73.19	$57.91	$104.76

Total return*	27.47%	(42.81%)	2.61%
Ratios to average net assets: A
Net investment income	1.67%	1.33%	.25% (a)
Total expenses	1.42%	1.42%	1.46% (a)
Expenses before offsets	1.15%	1.15%	1.15% (a)
Net expenses	1.15%	1.15%	1.15% (a)
Portfolio turnover	29%	47%	48%
Net assets, ending (in thousands)	$4,943	$1,324	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

^ From December 17, 2007 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory ContractS

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-, three- and five-year periods ended June 30, 2009. The Board took into account management's discussion of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is being addressed; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit Barclays
Capital Aggregate
Bond Index Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
19	Financial Highlights
21	Explanation of Financial Tables
22	Proxy Voting
22	Availability of Quarterly Portfolio Holdings
23	Basis for Board's Approval of Investment Advisory Contracts
27	Director and Officer Information Table

Summit Barclays Capital Aggregate Bond Index Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit Barclays Capital Aggregate Bond Index Portfolio provided a return of 4.59% compared to a 5.93% return for its benchmark index, the Barclays Capital Aggregate Bond Index. As an index fund, the Portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of its benchmark index before fees and expenses. The Portfolio did not perform as well as the Index because of fund expenses and the Portfolio's reliance on stratified sampling to replicate index performance.

Summit Barclays Capital Aggregate Bond Index Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	4.59%
Five year	4.74%
Since inception (3.31.03)	4.28%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

In 2009, interest rates rose materially at the longer-maturity end of the yield curve as the 30-year Treasury rate increased from 2.77% to 4.64%. Interest rates at the shorter-maturity end of the yield curve remained low and increased less; the two-year Treasury rate increased from 0.76% to 1.14%. Shorter-term rates remained low, as the Federal Reserve continued to pursue an accommodative monetary policy, injecting a massive amount of liquidity into the system.

Fixed-income markets opened up for both investment-grade and high-yield issuers, which was critical in breaking the credit crunch that began in 2008. Bond investments provided a wide range of returns during 2009. The corporate bond sector produced a return of 18.68% for the year, while the U.S. Treasury sector returned -3.57%. Mortgage-backed securities returned 5.89% as the government launched a trillion-dollar purchase program to support that market. In general, riskier assets performed well, while lower-risk assets lagged. This was a complete reversal from 2008, when riskier assets were shed by investors and delivered strongly negative returns. In a market such as this, a small overweight or underweight to a given sector had the potential to change relative performance substantially.

Portfolio Strategy

The Portfolio's strategy is purely passive. Its goal is to mirror the performance of the Barclays Capital Aggregate Bond Index as closely as possible. An exact replication of the Index is not feasible, as the Index is comprised of more than 8,400 securities. Therefore, the Portfolio relies on stratified sampling. Stratified sampling is a strategy that attempts to replicate the performance of the index by using fewer securities and closely matching the characteristics of the index, such as duration, sector allocation, quality, and others.

During 2009, there was significant volatility, and difference of return, between the various sectors of the Index. For example, the corporate bond portion of the Index returned 18.68%. The Treasury portion of the index returned -3.57%. The lower quality, BBB rated bond portion of the Index returned 27.49%. During periods like this, the slight underweighting or overweighting of one sector can significantly affect performance. The portfolio's underweight position in BBB rated corporate securities during the first half of the year, along with other minor weighting variations, was responsible for a significant amount of underperformance in 2009.
Economic Sectors	% of Total Investments
Asset Backed Securities	0.2%
Basic Materials	0.4%
Communications	1.4%
Consummer, Cyclical	1.3%
Consummer, Non-cyclical	2.1%
Energy	4.0%
Exchange Traded Funds	0.9%
Financials	6.3%
Government	35.7%
Industrials	3.6%
Mortgage Backed Securities	40.7%
Technology	2.3%
Utilities	1.1%
Total	100%

Outlook

While the unemployment rate remains high, we expect a modestly improved economic picture in 2010. An improving economy and increased corporate earnings will likely extend the trends that occurred in 2009. Interest rates will likely rise and bond spreads may be tighter. This, in turn, is likely to help the corporate bond sector outperform Treasuries again in 2010.

If the economy continues to strengthen, as we expect, the Federal Reserve will be forced to remove liquidity from the system at some point in order to stave off future inflation concerns. The impact of reduced liquidity in the system could drive short-term rates materially higher, resulting in a flatter yield curve. Higher rates and a flatter yield curve are not positives for fixed-income investors.

During 2010, we expect to see modest economic growth in the United States and throughout the world, and improved corporate earnings. We anticipate that recovery will remain modest as many challenges remain. Unemployment is above 10%, creating slack in the American economy. Consumers continue to reduce debt and limit spending. Many financial institutions have not yet addressed problem assets on their books, which will become problematic if the commercial real estate market experiences weakness as the year unfolds.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,031.00	$2.84
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.41	$2.82

* Expenses are equal to the Fund's annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Barclays Capital Aggregate Bond Index Portfolio:

We have audited the accompanying statement of net assets of the Summit Barclays Capital Aggregate Bond Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Barclays Capital Aggregate Bond Index Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
	Principal
Asset-Backed Securities - 0.2%	Amount	Value
Residential Asset Securities Corp., STEP, 4.61% to 3/25/13, 5.11% thereafter to 5/25/33 (r)	$97,375	$57,107

Total Asset-Backed Securities (Cost $96,287)		57,107

Commercial Mortgage-Backed Securities - 4.4%
Banc of America Commercial Mortgage, Inc.:
6.186%, 6/11/35	500,000	522,850
5.889%, 4/10/49 (r)	550,000	473,984
Bear Stearns Commercial Mortgage Securities:
4.24%, 8/13/39 (r)	299,029	299,806
4.254%, 7/11/42	305,690	307,038
JP Morgan Chase Commercial Mortgage Securities Corp., 5.464%, 10/12/35	32,025	32,295
JP Morgan Commercial Mortgage Finance Corp., 7.023%, 2/15/32 (e)(r)	758	757

Total Commercial Mortgage-Backed Securities (Cost $1,629,320)		1,636,730

Corporate Bonds - 22.3%
Affiliated Computer Services, Inc., 5.20%, 6/1/15	300,000	309,750
Alcoa, Inc., 5.72%, 2/23/19	149,000	144,058
Apache Corp., 5.625%, 1/15/17	100,000	106,599
AstraZeneca plc, 6.45%, 9/15/37	350,000	394,203
Bank of America Corp., 7.375%, 5/15/14	100,000	113,395
BlackRock, Inc., 3.50%, 12/10/14	100,000	98,998
BP Capital Markets plc, 3.625%, 5/8/14	200,000	204,439
CA, Inc., 5.375%, 12/1/19	100,000	101,076
Camden Property Trust, 5.875%, 11/30/12	100,000	104,101
Citigroup, Inc.:
6.50%, 8/19/13	125,000	133,149
6.125%, 5/15/18	200,000	201,082
Coca-Cola Co., 5.35%, 11/15/17	100,000	108,579
Colonial Pipeline Co.:
7.75%, 11/1/10 (e)	375,000	394,208
6.58%, 8/28/32 (e)	100,000	105,321
Connecticut Light & Power Co., 5.65%, 5/1/18	200,000	213,043
Conoco Funding Co., 6.35%, 10/15/11	80,000	87,037
Deere & Co., 6.55%, 10/1/28	250,000	273,031
Deutsche Bank AG, 4.875%, 5/20/13	150,000	159,357
Emerson Electric Co., 4.75%, 10/15/15	200,000	215,189
Goldman Sachs Group, Inc., 5.35%, 1/15/16	200,000	207,733
GTE Corp., 6.94%, 4/15/28	80,000	82,979
Harley-Davidson Funding Corp., 5.75%, 12/15/14 (e)	100,000	99,293
Honeywell International, Inc.:
7.50%, 3/1/10	108,000	109,205
4.25%, 3/1/13	100,000	105,342

	Principal
Corporate Bonds - Cont'd	Amount	Value
Hospira, Inc., 6.40%, 5/15/15	$250,000	$277,344
JPMorgan Chase & Co., 4.75%, 5/1/13	250,000	263,881
L-3 Communications Corp., 5.20%, 10/15/19 (e)	200,000	199,750
Lockheed Martin Corp., 7.20%, 5/1/36	150,000	177,920
McDonald's Corp., 4.30%, 3/1/13	100,000	105,788
Merrill Lynch & Co., Inc., 6.875%, 11/15/18	123,000	130,448
Metropolitan Life Global Funding I, 5.125%, 4/10/13 (e)	100,000	105,772
Northern Trust Corp., 5.50%, 8/15/13	100,000	108,508
Oracle Corp., 5.75%, 4/15/18	250,000	271,500
Pitney Bowes, Inc., 5.75%, 9/15/17	180,000	192,859
Progressive Corp., 6.375%, 1/15/12	165,000	176,826
Public Service Co. of North Carolina, Inc., 6.625%, 2/15/11	180,000	188,370
Shell International Finance BV, 4.00%, 3/21/14	300,000	313,775
Suncor Energy, Inc., 6.50%, 6/15/38	250,000	262,681
TCI Communications, Inc., 8.75%, 8/1/15	100,000	119,834
Thomson Reuters Corp., 6.20%, 1/5/12	100,000	107,601
Time Warner Cable, Inc., 5.00%, 2/1/20	100,000	97,265
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	277,161
US Bank NA, 4.95%, 10/30/14	100,000	106,444
Verizon Communications, Inc., 4.35%, 2/15/13	100,000	104,941
Walgreen Co., 4.875%, 8/1/13	100,000	106,986
Wal-Mart Stores, Inc., 6.50%, 8/15/37	250,000	287,417
Wells Fargo & Co., 4.375%, 1/31/13	125,000	129,496
XTO Energy, Inc., 4.625%, 6/15/13	200,000	212,635

Total Corporate Bonds (Cost $8,026,144)		8,396,369
Sovereign Government Bonds - 0.3%
Province of New Brunswick Canada, 6.75%, 8/15/13	100,000	113,518

Total Sovereign Government Bonds (Cost $107,274)		113,518
U.S. Government Agencies And Instrumentalities - 12.8%
Fannie Mae:
5.05%, 2/7/11	1,300,000	1,362,049
6.125%, 3/15/12	550,000	606,612
4.625%, 10/15/14	100,000	108,037
Federal Farm Credit Bank, 4.25%, 2/1/12	750,000	794,241
Freddie Mac:
7.00%, 3/15/10	1,300,000	1,317,654
3.25%, 2/25/11	300,000	308,670
5.00%, 2/16/17	200,000	217,186
4.875%, 6/13/18	100,000	107,080

Total U.S. Government Agencies and Instrumentalities (Cost $4,649,394)		4,821,529

	Principal
U.S. Government Agency Mortgage-Backed Securities - 35.9%	Amount	Value
Fannie Mae:
5.00%, 12/1/16	$616,015	$648,624
5.00%, 11/1/17	97,954	103,231
5.50%, 8/1/18	349,743	372,957
5.00%, 6/1/20	251,417	264,255
6.50%, 4/1/23	62,041	66,578
6.50%, 8/1/32	265,370	285,634
5.50%, 7/1/33	613,353	644,659
5.50%, 7/1/33	464,576	488,289
6.00%, 8/1/33	79,298	84,701
5.50%, 11/1/33	498,099	523,523
5.50%, 3/1/34	837,456	880,201
6.00%, 6/1/34	436,027	466,549
5.00%, 10/1/34	668,346	688,013
5.50%, 3/1/35	1,989,477	2,092,556
5.50%, 6/1/35	943,265	990,821
5.50%, 2/1/36	424,496	445,897
5.50%, 11/1/36	641,849	674,102
7.50%, 11/1/36	347,026	378,945
Freddie Mac:
4.50%, 9/1/18	301,150	313,607
5.00%, 11/1/20	475,664	500,100
5.00%, 2/1/33	886,219	912,436
5.00%, 4/1/35	529,376	543,878
6.00%, 8/1/36	523,050	556,068
Ginnie Mae, 5.50%, 7/20/34	564,937	594,845

Total U.S. Government Agency Mortgage-Backed Securities (Cost $13,017,575)		13,520,469

U.S. Treasury - 22.2%
United States Treasury Bonds:
6.25%, 8/15/23	600,000	717,094
5.50%, 8/15/28	500,000	557,578
4.50%, 2/15/36	100,000	98,578
United States Treasury Notes:
4.50%, 9/30/11	150,000	158,977
4.50%, 4/30/12	200,000	214,438
1.375%, 5/15/12	400,000	400,000
2.75%, 2/28/13	300,000	309,188
3.50%, 5/31/13	300,000	316,172
3.125%, 8/31/13	300,000	311,812
3.125%, 9/30/13	350,000	363,836
2.75%, 10/31/13	200,000	204,844
4.25%, 11/15/13	200,000	216,063
2.00%, 11/30/13	350,000	348,141
1.875%, 2/28/14	410,000	403,273
1.875%, 4/30/14	300,000	293,859
2.25%, 5/31/14	540,000	536,372
2.625%, 7/31/14	250,000	$251,328
2.375%, 8/31/14	250,000	248,203
4.00%, 2/15/15	400,000	425,125

	Principal
U.S. Treasury - Cont'd	Amount	Value
United States Treasury Notes - Cont'd:
4.50%, 11/15/15	$250,000	$270,820
2.625%, 2/29/16	100,000	97,328
2.375%, 3/31/16	400,000	382,812
4.875%, 8/15/16	450,000	495,070
4.625%, 2/15/17	400,000	432,187
4.00%, 8/15/18	160,000	163,525
3.625%, 8/15/19	150,000	147,563

Total U.S. Treasury (Cost $8,315,328)		8,364,186

	Principal
Time Deposit - 0.0%	Amount	Value
State Street Corp. Time Deposit, 0.00%, 1/4/10	10,545	10,545

Total Time Deposit (Cost $10,545)		10,545

Exchange Traded Funds - 0.9%	Shares
iShares Barclays Aggregate Bond Fund	3,200	330,208

Total Exchange Traded Funds (Cost $321,764)		330,208

TOTAL INVESTMENTS (Cost $36,173,631) - 99.0%		37,250,661
Other assets and liabilities, net - 1.0%		378,272
Net Assets - 100%		$37,628,933

Net Assets Consist Of:
Paid-in capital applicable to 740,386 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$36,318,705
Undistributed net investment income		224,316
Accumulated net realized gain (loss) on investments		8,882
Net unrealized appreciation (depreciation) on investments		1,077,030

Net Assets		$37,628,933

Net Asset Value Per Share		$50.82

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Abbreviations:

STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income	$48,663
Interest income	1,984,910
Total investment income	2,033,573

Expenses:
Investment advisory fee	139,683
Transfer agent fees and expenses	3,471
Trustees' fees and expenses	7,203
Administrative fees	46,561
Accounting fees	5,763
Custodian fees	26,013
Reports to shareholders	1,187
Professional fees	21,057
Miscellaneous	1,342
Total expenses	252,280
Fees paid indirectly	(21)
Net expenses	252,259

Net Investment Income	1,781,314

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	416,495
Change in unrealized appreciation (depreciation)	(60,512)

Net Realized and Unrealized Gain
(Loss) on Investments	355,983

Increase (Decrease) in Net Assets
Resulting From Operations	$2,137,297

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,781,314	$2,153,031
Net realized gain (loss)	416,495	164,365
Change in unrealized appreciation or (depreciation)	(60,512)	731,034

Increase (Decrease) in Net Assets
Resulting From Operations	2,137,297	3,048,430

Distributions to shareholders from:
Net investment income	(1,758,972)	(2,284,162)
Net realized gain	(142,302)	--
Total capital share transactions	(1,901,274)	(2,284,162)

Capital share transactions:
Shares sold	11,942,522	23,271,552
Reinvestment of distributions	1,901,274	2,284,157
Shares redeemed	(27,738,019)	(19,528,466)
Total capital share transactions	(13,894,223)	6,027,243

Total Increase (Decrease) in Net Assets	(13,658,200)	6,791,511

Net Assets
Beginning of year	51,287,133	44,495,622
End of year (including undistributed net investment
income of $224,316 and $165,268, respectively)	$37,628,933	$51,287,133

Capital Share Activity
Shares sold	230,028	460,877
Reinvestment of distributions	37,324	45,892
Shares redeemed	(529,259)	(389,612)
Total capital share activity	(261,907)	117,157

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Summit Barclays Capital Aggregate Bond Index (formerly Lehman Aggregate Bond Index) Portfolio (the "Portfolio"), a series of Summit Mutal Funds, Inc. (or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	--	$57,107	--	$57,107
Commercial Mortgage-Backed Securities	--	1,636,730	--	1,636,730
Corporate Bonds	--	8,396,369	--	8,396,369
Exchanged Traded Funds	$330,208	--	--	330,208
Other Debt Securities	--	10,545	--	10,545
Sovereign Government Bonds	--	113,518	--	113,518
U.S. Government Obligations	--	26,706,184	--	26,706,184
TOTAL	$330,208	$36,920,453	--	$37,250,661

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio's average daily net assets. Under the terms of the agreement, $9,643 was payable at year end. In addition, $8,669 was payable at year end for reimbursement of operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,214 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $86 for year ended December 31, 2009. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $8,884,150 and $14,885,618, respectively. U.S. Government security purchases and sales were $23,638,121 and $26,963,842, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$1,758,972	$2,284,162
Long-term capital gain	142,302	--
Total	$1,901,274	$2,284,162

As of December 31, 2009 the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$1,211,703
Unrealized (depreciation)	(144,530)
Net unrealized appreciation/(depreciation)	$1,067,173
Undistributed ordinary income	$224,316
Undistributed long term capital gain	$18,739
Federal income tax cost of investments	$36,183,488

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$36,706
Accumulated net realized gain (loss)	(36,706)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$3,730	1.46%	$471,847	October 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates $142,302 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2009 (z)	2008	2007
Net asset value, beginning	$51.17	$50.27	$48.85
Income from investment operations
Net investment income	2.00	2.13	2.13
Net realized and unrealized gain (loss)	.35	1.07	1.40
Total from investment operations	2.35	3.20	3.53
Distributions from
Net investment income	(2.50)	(2.30)	(2.11)
Net realized gain	(.20)	--	--
Total distributions	2.70	(2.30)	(2.11)
Total increase (decrease) in net asset value	(.35)	.90	1.42
Net asset value, ending	$50.82	$51.17	$50.27

Total return*	4.59%	6.56%	7.43%
Ratios to average net assets: A
Net investment income	3.83%	4.29%	4.24%
Total expenses	.54%	.61%	.59%
Expenses before offsets	.54%	.60%	.59%
Net expenses	.54%	.60%	.59%
Portfolio turnover	71%	30%	24%
Net assets, ending (in thousands)	$37,629	$51,287	$44,496

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$49.06	$50.13
Income from investment operations
Net investment income	1.97	1.83
Net realized and unrealized gain (loss)	(.24)	(1.06)
Total from investment operations	1.73	.77
Distributions from
Net investment income	(1.94)	(1.84)
Total distributions	(1.94)	(1.84)
Total increase (decrease) in net asset value	(.21)	(1.07)
Net asset value, ending	$48.85	$49.06

Total return*	3.64%	1.57%
Ratios to average net assets: A
Net investment income	3.96%	3.54%
Total expenses	.59%	.63%
Expenses before offsets	.59%	.60%
Net expenses	.59%	.60%
Portfolio turnover	28%	16%
Net assets, ending (in thousands)	$39,160	$37,657

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures calculated using the average shares method.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2009. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009. The Board also took into account management's discussion of the Portfolio's tracking error and performance versus its benchmark index. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee, which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the relatively small range in total expense ratios among the funds in the Portfolio's peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. In addition, the Board considered the subadvisory fee paid to the Subadvisor by the Advisor in comparison to fees paid by similar institutional clients. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit Inflation
Protected Plus
Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments

A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
18	Financial Highlights
20	Explanation of Financial Tables
21	Proxy Voting
22	Availability of Quarterly Portfolio Holdings
22	Basis for Board's Approval of Investment Advisory Contracts
26	Director and Officer Information Table

Summit Inflation Protected Plus Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the 12-month period ended December 31, 2009, Summit Inflation Protected Plus Portfolio provided a return of 7.62% compared with a return of 11.41% for the Barclays Capital U.S. Treasury Inflation Protected Securities Index (TIPS Index). The Portfolio underperformed the TIPS Index because it does not invest only in Treasury Inflation Protected Securities (TIPS), which performed well during 2009. The Portfolio also includes floating-rate notes, which underperformed TIPS during the period, and various other fixed-income instruments. When compared to the Lipper General U.S. Government Index, which returned 3.31% for the year, the Portfolio outperformed.

Summit Inflation Protected Plus Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	7.62%
Since inception (12.28.06)	5.25%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

In 2009, interest rates rose materially at the longer-maturity end of the yield curve as the 30-year Treasury rate increased from 2.77% to 4.64%. Interest rates at the short-maturity end of the Treasury yield curve remained low and increased less; the two-year Treasury rate increased from 0.76% to 1.14%. Shorter-term rates remained low, as the Federal Reserve continued to pursue an accommodative monetary policy, injecting a massive amount of liquidity into the system.

The rate of inflation, as measured by the Consumer Price Index for Urban Consumers, was up 2.8% in 2009. In 2008, it had risen by 0.1%. Core inflation, which excludes changes in food and energy prices, grew by 1.8% during 2009. The widening difference between yields on 10-year Treasury bonds and 10-year TIPS indicates that investors believe inflation will rise further. At year-end 2008, the yield differential was about 0.10%. By the end of 2009, it had increased to 2.40%.

Portfolio Strategy

The Portfolio primarily invests in TIPS and floating-rate bonds. Throughout 2009, it maintained an intermediate duration. Higher inflation and expectations that inflation will rise in the future pushed returns on TIPS above those of U.S. Treasury securities with similar durations. The Portfolio will continue to hold TIPS in an effort to protect against future inflation expectations. We also plan to continue holding floating-rate notes, which generally provide greater income during times of inflation.

Investment Allocation (at 12.31.09)	% of Total Investments
Long Term	30%
Intermediate Term	34%
Short Term	36%
Total	100%

Outlook

The outlook for inflation-protected securities depends on expectations for economic growth, money supply, the value of the dollar, and the dollar's impact on inflation. The prospect for inflation in the near term remains low, given the slack labor market and low capacity utilization. However, the prospect for inflation over the intermediate and long term appears much more substantial. Massive economic and fiscal stimulus programs, in tandem with a strengthening economy and a weakening dollar, should create heightened concern over the future rate of inflation. The Federal Reserve will need to withdraw stimulus support at some point. Its skill in determining the magnitude and timing of withdrawal will influence future economic and market performance.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,032.20	$3.84
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Inflation Protected Plus Portfolio:

We have audited the accompanying statement of net assets of the Summit Inflation Protected Plus Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Inflation Protected Plus Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
	Principal
U.S. Treasury(i) - 50.6%	Amount	Value
United States Treasury Bonds:
2.375%, 1/15/25	$2,098,662	$2,215,728
2.00%, 1/15/26	2,265,411	2,276,738
2.375%, 1/15/27	1,393,509	1,467,322
1.75%, 1/15/28	1,877,985	1,801,692
3.625%, 4/15/28	1,396,674	1,727,074
2.50%, 1/15/29	604,120	648,579
3.875%, 4/15/29	1,400,432	1,803,276
3.375%, 4/15/32	207,036	256,110
United States Treasury Notes:
2.00%, 1/15/14	216,435	228,914
1.625%, 1/15/15	588,697	612,429
2.00%, 1/15/16	1,323,305	1,397,948
2.50%, 7/15/16	920,553	1,002,683
2.375%, 1/15/17	900,421	972,877
2.625%, 7/15/17	62,581	68,849
1.625%, 1/15/18	670,709	686,743
2.125%, 1/15/19	251,713	267,091
1.875%, 7/15/19	506,210	525,747

Total U.S. Treasury (Cost $17,535,139)		17,959,800
Corporate Bonds - 44.4%
Affiliated Computer Services, Inc., 5.20%, 6/1/15	700,000	722,750
Bank of America Corp.:
0.581%, 4/30/12 (r)	1,000,000	1,008,727
7.375%, 5/15/14	100,000	113,395
Baxter International, Inc., 4.00%, 3/1/14	100,000	103,124
BlackRock, Inc., 3.50%, 12/10/14	100,000	98,998
Bottling Group LLC, 6.95%, 3/15/14	100,000	115,897
BP Capital Markets plc, 3.625%, 5/8/14	100,000	102,219
CA, Inc., 5.375%, 12/1/19	100,000	101,076
Citibank NA, 0.414%, 11/15/12 (r)	1,000,000	999,784
Citigroup Funding, Inc., 0.198%, 5/5/11 (r)	500,000	499,743
Eastman Chemical Co., 5.50%, 11/15/19	200,000	199,482
Eli Lilly & Co., 4.20%, 3/6/14	100,000	105,249
Freeport-McMoRan Copper & Gold, Inc., 3.881%, 4/1/15 (r)	250,000	248,783
General Electric Capital Corp.:
0.454%, 3/12/12 (r)	500,000	502,429
0.225%, 5/8/12 (r)	500,000	499,539
0.505%, 12/7/12 (r)	400,000	402,952
General Mills, Inc., 5.65%, 2/15/19	100,000	106,717
GMAC LLC, 0.253%, 12/19/12 (r)	1,000,000	999,707
Goldman Sachs Group, Inc., 0.525%, 11/9/11 (r)	1,000,000	1,005,721
Harley-Davidson Funding Corp., 5.75%, 12/15/14 (e)	700,000	695,054

	Principal
Corporate Bonds - Cont'd	Amount	Value
Hewlett-Packard Co., 4.75%, 6/2/14	$100,000	$106,811
Hospira, Inc., 6.40%, 5/15/15	100,000	110,938
JPMorgan Chase & Co., 0.631%, 6/22/12 (r)	1,000,000	1,009,697
Kroger Co., 3.90%, 10/1/15	250,000	252,114
L-3 Communications Corp.:
5.875%, 1/15/15	500,000	498,750
5.20%, 10/15/19 (e)	200,000	199,750
Morgan Stanley, 0.603%, 6/20/12 (r)	1,500,000	1,514,152
Novartis Capital Corp., 4.125%, 2/10/14	100,000	104,877
Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	100,000	107,498
Pride International, Inc., 7.375%, 7/15/14	$500,000	$516,250
Procter & Gamble Co., 3.50%, 2/15/15	100,000	102,331
Shell International Finance BV, 4.00%, 3/21/14	100,000	104,592
Southern California Gas Co., 5.50%, 3/15/14	290,000	318,176
State Street Bank and Trust Co., 0.454%, 9/15/11 (r)	900,000	903,646
SunTrust Bank, 0.904%, 12/16/10 (r)	500,000	503,449
Time Warner Cable, Inc., 5.00%, 2/1/20	200,000	194,530
Unilever Capital Corp., 4.80%, 2/15/19	100,000	102,722
Union Bank, 0.334%, 3/16/11 (r)	500,000	500,665

Total Corporate Bonds (Cost $15,684,988)		15,782,294

U.S. Government Agencies And Instrumentalities - 4.0%
Fannie Mae, 5.00%, 3/15/16	900,000	978,273
Federal Home Loan Bank, 5.125%, 8/14/13	200,000	219,963
Freddie Mac, 4.75%, 1/19/16	200,000	215,777

Total U.S. Government Agencies and Instrumentalities (Cost $1,431,863)		1,414,013

Time Deposit - 0.4%
State Street Corp. Time Deposit, 0.00%, 1/4/10	148,840	148,840

Total Time Deposit (Cost $148,840)		148,840

TOTAL INVESTMENTS (Cost $34,800,830) - 99.4%		35,304,947
Other assets and liabilities, net - 0.6%		220,414
Net Assets - 100%		$35,525,361

Net Assets Consist of:
Paid-in capital applicable to 666,672 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$35,281,745
Undistributed net investment income		20,198
Accumulated net realized gain (loss) on investments		(280,699)
Net unrealized appreciation (depreciation) on investments		504,117

Net Assets		$35,525,361

Net Asset Value per Share		$53.29

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i) Inflation protected security.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Abbreviations:

LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Interest income	$439,944
Inflation principal income (loss)	(105,615)
Total investment income	334,329

Expenses:
Investment advisory fee	126,387
Transfer agency fees and expenses	1,984
Accounting fees	3,139
Directors' fees and expenses	3,961
Administrative fees	25,277
Custodian fees	8,928
Reports to shareholders	15,202
Professional fees	18,371
Miscellaneous	951
Total expenses	204,200
Reimbursement from Advisor	(14,595)
Fees paid indirectly	(25)
Net expenses	189,580

Net Investment Income	144,749

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(27,478)
Changes in unrealized appreciation (depreciation)	1,678,310

Net Realized and Unrealized Gain
(Loss) on Investments	1,650,832

Increase (Decrease) in Net Assets
Resulting From Operations	$1,795,581

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) In Net Assets	2009	2008
Operations:
Net investment income	$144,749	$262,189
Net realized gain (loss)	(27,478)	(252,456)
Change in unrealized appreciation (depreciation)	1,678,310	(1,231,292)

Increase (Decrease) in Net Assets
Resulting from Operations	1,795,581	(1,221,559)

Distributions to shareholders from:
Net investment income	(124,551)	(269,196)
Return of capital	-	(159,940)
Total distributions	(124,551)	(429,136)

Capital share transactions:
Shares sold	21,325,384	23,796,424
Reinvestment of distributions	124,551	429,136
Shares redeemed	(5,087,708)	(6,240,110)
Total capital share transactions	16,362,227	17,985,450

Total Increase (Decrease) in Net Assets	18,033,257	16,334,755

Net Assets
Beginning of year	17,492,104	1,157,349
End of year (including undistributed net investment
income of $20,198 and $0, respectively)	$35,525,361	$17,492,104

Capital Share Activity
Shares sold	411,207	442,165
Shares reinvested	2,334	8,714
Shares redeemed	(98,917)	(120,669)
Total capital share activity	314,624	330,210

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Summit Inflation Protected Plus Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. government obligations	--	$19,373,813	--	$19,373,813
Corporate debt Obligations	--	15,782,294	--	15,782,294
Other debt obligations	--	148,840	--	148,840
TOTAL	--	$35,304,947	--	$35,304,947

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Treasury Inflation-Protected Securities: The Portfolio invests in Treasury Inflation-Protected Securities ("TIPS"), in which the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to inflation principal income in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Portfolio's distributions.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $14,849 was payable at year end. In addition, $6,608 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% based on the Portfolio's average daily net assets. Under the terms of the agreement, $2,970 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $56 for the year ended December 31, 2009. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $27,507,816 and $10,452,514, respectively. U.S. Government security purchases and sales were $19,840,484 and $20,428,832, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-15	$765
31-Dec-16	109,614
31-Dec-17	83,290

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
	2009	2008
Distributions paid from:
Ordinary income	$124,551	$269,196
Return of capital	--	159,940
Total	$124,551	$429,136

As of December 31, 2009, the components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$468,149
Unrealized (depreciation)	(51,062)
Net unrealized appreciation/(depreciation)	$417,087
Undistributed ordinary income	$20,198
Capital loss carryforward	($193,669)
Federal income tax cost of investments	$34,887,860

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$3,995	1.45%	$599,207	October 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
	Years Ended
	December 31,	December 31,
	2009	2008 (z)
Net asset value, beginning	$49.69	$53.00
Income from investment operations
Net investment income	.22	1.35
Net realized and unrealized gain (loss)	3.57	(2.47)
Total from investment operations	3.79	(1.12)
Distributions from
Net investment income	(.19)	(1.37)
Return of capital	--	(.82)
Total distributions	(.19)	(2.19)
Total increase (decrease) in net asset value	3.60	(3.31)
Net asset value, ending	$53.29	$49.69

Total return*	7.62%	(2.33%)
Ratios to average net assets: A
Net investment income	.57%	2.59%
Total expenses	.81%	1.25%
Expenses before offsets	.75%	.75%
Net expenses	.75%	.75%
Portfolio turnover	123%	56%
Net assets, ending (in thousands)	$35,525	$17,492

	Periods Ended
	December 31,	December 31,
	2007	2006^
Net asset value, beginning	$50.09	$50.00
Income from investment operations
Net investment income	2.64	--
Net realized and unrealized gain (loss)	2.59	.09
Total from investment operations	5.23	.09
Distributions from
Net investment income	(2.32)	--
Return of capital	--	--
Total distributions	(2.32)	--
Total increase (decrease) in net asset value	2.91	.09
Net asset value, ending	$53.00	$50.09

Total return*	10.80%	.18%
Ratios to average net assets: A
Net investment income (loss)	5.19%	(2.28%) (a)
Total expenses	5.27%	33.70% (a)
Expenses before offsets	.75%	.75% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	8%	0%
Net assets, ending (in thousands)	$1,157	$1,002

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures are calculated using Average Shares Method.

* Total return is not annualized for periods less than one year.

^ From December 28, 2006 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-year period ended June 30, 2009. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2009. The Board took into account management's discussion of the Portfolio's performance, including the impact of current market conditions on the Portfolio's investment strategy and differences in the investment strategies used by the funds in the Portfolio's peer universe that also affect relative performance. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit Lifestyle
ETF Market Strategy
Target
Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
17	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
21	Availability of Quarterly Portfolio Holdings
21	Basis for Board's Approval of Investment Advisory Contracts
25	Director and Officer Information Table

Summit Lifestyle ETF Market Strategy Target Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit Lifestyle ETF Market Strategy Target Portfolio returned 17.02% compared to 26.46% for the Standard & Poor's (S&P) 500 Index, its benchmark. For context, the composite index, which is comprised of 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index, returned 18.25%. The Portfolio underperformed relative to this composite primarily because of slight weighting differences between the stock and bond components of the Portfolio and the weighting of stocks and bonds in the composite index. The incorporation of certain stock and bond exposures in the Portfolio that are not in the composite index also contributed to the difference in performance.

Summit Lifestyle ETF Market Strategy Target Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	17.02%
Since inception (12.28.06)	-2.47%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

**In December 2009 the Portfolio changed its broad-based benchmark to the S&P 500 Index from the Summit Lifestyle ETF Market Strategy Target Composite in order to adopt an index that is not blended. The Portfolio also continues to show the Summit Lifestyle ETF Market Strategy Target Composite because it is more consistent with the Portfolio's construction process and represents a more accurate reflection of the Portfolio's anticipated risk and return patterns.

*** 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

Economic and market performance in early 2009 closely resembled that of late 2008. Equity markets were weak. Fixed-income markets were frozen. Economies around the world were in recession. The stability of the global financial system was uncertain, as was the viability of many of the world's leading financial institutions. In an effort to prevent economic depression, the Federal Reserve (Fed) and central banks around the world flooded the system with liquidity and stabilized markets. Severely negative GDP growth in the United States, which persisted from late 2008 into 2009, turned positive during the last two quarters of the year, albeit off a lower base.

Fixed-income markets opened up for both investment-grade and high-yield issuers, which was critical in breaking the credit crunch that began in 2008. Bond investments provided a wide range of returns during 2009. The corporate bond sector produced a return of 18.68% for the year, while the U.S. Treasury sector returned -3.57%. Mortgage-backed securities returned 5.89% as the government launched a trillion dollar purchase program to support that market. In general, riskier assets performed well, while lower-risk assets lagged. This was a complete reversal from 2008, when riskier assets were shed by investors and delivered strongly negative returns.

After posting negative returns during the first few months of the year, equity markets rallied. As liquidity and risk-taking returned to the marketplace, a more positive economic outlook prevailed and share prices moved higher.

Asset Allocation (at 12.31.09)	% of Total Investments
Domestic Equity Exchange Traded Funds
International and Global Equity Exchange Traded Funds	10%
Fixed Income Exchange Traded Funds	37%
Time Deposit	2%
Total	100%

Portfolio Strategy

The Portfolio was slightly underweight in equities during much of the fourth quarter. The Portfolio includes ETFs investing in domestic and international stocks, investment-grade bonds and, to a lesser extent, high-yield bonds. As a 'fund of funds,' the Portfolio holds a variety of ETFs that focus on specific asset classes.

During 2009, the Portfolio's positions in large, mid-sized, and smaller company growth ETFs helped performance relative to the composite, as did small positions in emerging markets and international ETFs. Positions in large-cap value ETFs detracted from relative performance. On the fixed-income side of the portfolio, high-yield bond ETFs and Treasury Inflation Protected Securities (TIPS) outperformed the index, while a Treasury ETF underperformed on a relative basis. Throughout the year, the Portfolio was reallocated periodically in an effort to optimize returns.

Outlook

During 2010, we expect to see modest economic growth in the United States and throughout the world, and improved corporate earnings. We anticipate that recovery will remain modest as many challenges remain. Unemployment is above 10%, creating slack in the American economy. Consumers continue to reduce debt and limit spending. Many financial institutions have not yet addressed problem assets on their books, which will become problematic if the commercial real estate market experiences weakness as the year unfolds. Finally, the Fed will have to drain liquidity from the system at some point. The Fed's timing and the magnitude of its actions will significantly influence economic and market performance.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,147.80	$4.06
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Lifestyle ETF Market Strategy Target Portfolio:

We have audited the accompanying statement of assets and liabilities of the Summit Lifestyle ETF Market Strategy Target Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Lifestyle ETF Market Strategy Target Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

Schedule of Investments

December 31, 2009
Exchange Traded Funds - 97.2%	Shares	Value
iShares Barclays 3-7 Year Treasury Bond Fund	2,143	$236,073
iShares Barclays Aggregate Bond Fund	48,043	4,957,557
iShares Barclays Intermediate Credit Bond Fund	9,185	943,391
iShares Barclays MBS Bond Fund	13,002	1,378,732
iShares Barclays TIPS Bond Fund	4,546	472,329
iShares iBoxx $ High Yield Corporate Bond Fund	8,059	707,903
iShares MSCI EAFE Index Fund	33,931	1,876,384
iShares Russell 2000 Index Fund	7,460	464,460
iShares S&P 500 Growth Index Fund	68,645	3,980,724
iShares S&P 500 Index Fund	23,028	2,570,155
iShares S&P 500 Value Index Fund	75,081	3,980,044
Midcap SPDR Trust Series 1	7,083	933,256
Vanguard Emerging Markets Fund	11,443	469,163

Total Exchange Traded Funds (Cost $21,644,131)		22,970,171

	Principal
Time Deposit - 2.5%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$584,358	584,358

Total Time Deposit (Cost $584,358)		584,358

TOTAL INVESTMENTS (Cost $22,228,489) - 99.7%		23,554,529
Other assets and liabilities, net - 0.3%		61,747
Net Assets - 100%		$23,616,276

See notes to financial statements.

Statement of Assets and Liabilities

December 31, 2009
Assets
Investments in securities, at value (Cost $22,228,489) - see accompanying schedule	$23,554,529
Receivable for securities sold	1,210,758
Receivable for shares sold	62,259
Interest and dividends receivable	32,533
Other assets	469
Total assets	24,860,548

Liabilities
Payable for securities purchased	1,211,781
Payable for shares redeemed	19
Payable to Calvert Asset Management Co., Inc.	15,931
Payable to Calvert Administrative Services Company	2,016
Payable to Calvert Shareholder Services, Inc.	5
Accrued expenses and other liabilities	14,520
Total liabilities	1,244,272
Net Assets	$23,616,276

Net Assets Consist of:
Paid in capital applicable to 531,242 shares of common stock
outstanding; $0.10 par value, 20,000,000 shares authorized	$25,554,083
Undistributed net investment income	92,039
Accumulated net realized gain (loss) on investments	(3,355,886)
Net unrealized appreciation (depreciation) on investments	1,326,040

Net Assets	$23,616,276

Net Asset Value per Share	$44.45

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income	$457,289
Interest income	25
Total investment income	457,314

Expenses:
Investment advisory fee	79,540
Transfer agent fees and expenses	2,242
Accounting fees	1,589
Trustees' fees and expenses	2,239
Administrative fees	14,462
Custodian fees	5,106
Reports to shareholders	408
Professional fees	16,766
Miscellaneous	467
Total expenses	122,819
Reimbursement from Advisor	(14,327)
Fees paid indirectly	(28)
Net expenses	108,464

Net Investment Income	348,850

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(2,144,203)
Change in unrealized appreciation (depreciation)	3,964,367

Net Realized and Unrealized Gain
(Loss) on Investments	1,820,164

Increase (Decrease) in Net Assets
Resulting From Operations	$2,169,014

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$348,850	$324,091
Net realized gain (loss)	(2,144,203)	(1,212,625)
Change in unrealized appreciation or (depreciation)	3,964,367	(2,471,324)

Increase (Decrease) in Net Assets
Resulting From Operations	2,169,014	(3,359,858)

Distributions to shareholders from:
Net investment income	(323,160)	(310,151)
Net realized gain	--	(2,098)
Total distributions	(323,160)	(312,249)

Capital share transactions:
Shares sold	13,148,996	12,266,373
Reinvestment of distributions	323,158	312,250
Shares redeemed	(2,373,267)	(2,921,273)
Total capital share transactions	11,098,887	9,657,350

Total Increase (Decrease) in Net Assets	12,944,741	5,985,243

Net Assets
Beginning of year	10,671,535	4,686,292
End of year (including undistributed net investment
income of $92,039 and $73,109, respectively)	$23,616,276	$10,671,535
Capital Share Activity
Shares sold	304,546	235,845
Reinvestment of distributions	7,223	8,273
Shares redeemed	(57,634)	(56,064)
Total capital share activity	254,135	188,054

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Summit Lifestyle ETF Market Strategy Target Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in various exchange traded funds (the "Underlying Funds"), representing different market exposure.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$22,970,171	--	--	$22,970,171
Other Debt Obligations	--	$584,358	--	584,358
TOTAL	$22,970,171	$584,358	--	$23,554,529

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $62 for the year ended December 31, 2009. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $22,126,368 and $11,505,525, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$826,659
31-Dec-17	1,480,970

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$323,160	$312,249
Total	$323,160	$312,249

As of December 31, 2009, the components of distributable earnings / (accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$430,577
Unrealized (depreciation)	(152,794)
Net unrealized appreciation/(depreciation)	$277,783
Undistributed ordinary income	$92,039
Capital loss carryforward	($2,307,629)
Federal income tax cost of investments	$23,276,746

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and exchange traded funds.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds.
Undistributed net investment income	($6,760)
Accumulated net realized gain (loss)	6,760

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2009.

For the year ended December 31, 2009, borrowing information by the Portfolio under the Agreement was as follows:
Average Daily Balance	Average Interest Rate	Weighted Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$602	1.46%	$88,795	October 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 37.3% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights

	Years Ended
	December 31,	December 31,
	2009 (z)	2008
Net asset value, beginning	$38.51	$52.62
Income from investment operations
Net investment income	.97	.74
Net realized and unrealized gain (loss)	5.59	(13.70)
Total from investment operations	6.56	(12.96)
Distributions from
Net investment income	(.62)	(1.14)
Net realized gain	--	(.01)
Total distributions	(.62)	(1.15)
Total increase (decrease) in net asset value	5.94	(14.11)
Net asset value, ending	$44.45	$38.51

Total return*	17.02%	(24.72%)
Ratios to average net assets: A,B
Net investment income	2.41%	2.58%
Total expenses	.85%	1.13%
Expenses before offsets	.75%	.75%
Net expenses	.75%	.75%
Portfolio turnover	80%	79%
Net assets, ending (in thousands)	$23,616	$10,672

	Periods Ended
	December 31,	December 31,
	2007 (z)	2006^
Net asset value, beginning	$49.84	$50.00
Income from investment operations
Net investment income	2.33	--
Net realized and unrealized gain (loss)	.45	(.16)
Total from investment operations	2.78	(.16)
Distributions from
Net investment income	--	--
Net realized gain	--	--
Total distributions	--	--
Total increase (decrease) in net asset value	2.78	(.16)
Net asset value, ending	$52.62	$49.84
Total return*	5.58%	(.32%)
Ratios to average net assets: A,B
Net investment income (loss)	4.46%	(.59%) (a)
Total expenses	4.09%	220.56% (a)
Expenses before offsets	.75%	.75% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	17%	0%
Net assets, ending (in thousands)	$4,686	$150

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

(z) Per share figures calculated using the average shares method.

* Total return is not annualized for periods less than one year.

^ From December 28, 2006 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-year period ended June 30, 2009. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2009. The Board took into account management's discussion of the Portfolio's performance, including the impact of current market conditions on the Portfolio's investment strategy. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board also took into account management's discussion of the Portfolio's peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit Lifestyle
ETF Market Strategy
Conservative
Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
16	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting
20	Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contracts
24	Director and Officer Information Table

Summit Lifestyle ETF Market Strategy Conservative Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit Lifestyle ETF Market Strategy Conservative Portfolio returned 12.40% compared to 5.93% for the Barclays Capital Aggregate Bond Index, its benchmark. For context, the composite index, which is comprised of 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index, returned 14.14%. The Portfolio underperformed relative to this composite primarily because of slight weighting differences between the stock and bond components of the Portfolio and the weighting of stocks and bonds in the composite index. The incorporation of certain stock and bond exposures in the Portfolio that are not in the composite index also contributed to the difference in performance.

Summit Lifestyle ETF Market Strategy Conservative Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	12.40%
Since inception (12.28.06)	1.07%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

**In December 2009 the Portfolio changed its broad-based benchmark to the Barclays Capital Aggregate Bond Index from the Summit Lifestyle ETF Conservative Composite in order to adopt an index that is not blended. The Portfolio also continues to show the Summit Lifestyle ETF Conservative Composite because it is more consistent with the Portfolio's construction process and represents a more accurate reflection of the Portfolio's anticipated risk and return patterns.

*** 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

Economic and market performance in early 2009 closely resembled that of late 2008. Equity markets were weak. Fixed-income markets were frozen. Economies around the world were in recession. The stability of the global financial system was uncertain, as was the viability of many of the world's leading financial institutions. In an effort to prevent economic depression, the Federal Reserve (Fed) and central banks around the world flooded the system with liquidity and stabilized markets. Severely negative GDP growth in the United States, which persisted from late 2008 into 2009, turned positive during the last two quarters of the year, albeit off a lower base.

Fixed-income markets opened up for both investment-grade and high-yield issuers, which was critical in breaking the credit crunch that began in 2008. Bond investments provided a wide range of returns during 2009. The corporate bond sector produced a return of 18.68% for the year, while the U.S. Treasury sector returned -3.57%. Mortgage-backed securities returned 5.89% as the government launched a trillion dollar purchase program to support that market. In general, riskier assets performed well, while lower-risk assets lagged. This was a complete reversal from 2008, when riskier assets were shed by investors and delivered strongly negative returns.

After posting negative returns during the first few months of the year, equity markets rallied. As liquidity and risk-taking returned to the marketplace, a more positive economic outlook prevailed and share prices moved higher.

Asset Allocation (at 12.31.09)	% of Total Investments
Domestic Equity Exchange Traded Funds	34%
International and Global Equity Exchange Traded Funds	7%
Fixed Income Exchange Traded Funds	54%
Time Deposit	5%
Total	100%

Portfolio Strategy

The Lifestyle ETF Market Strategy Conservative Portfolio was slightly underweight in equities during much of the fourth quarter. The Portfolio includes ETFs investing in domestic and international stocks, investment-grade bonds and, to a lesser extent, high-yield bonds. As a "fund of funds," the Portfolio holds a variety of ETFs that focus on specific asset classes.

During 2009, the Portfolio's positions in large, mid-sized, and smaller company growth ETFs helped performance relative to the composite, as did small positions in emerging markets and international ETFs. Positions in large-cap value ETFs detracted from annual performance. On the fixed-income side of the Portfolio, high-yield bond and Treasury Inflation Protected Securities (TIPS) ETFs outperformed the index, while a Treasury ETF underperformed on a relative basis. Throughout the year, the Portfolio was reallocated periodically in an effort to optimize returns.

Outlook

During 2010, we expect to see modest economic growth in the United States and throughout the world, and improved corporate earnings. We anticipate that recovery will remain modest as many challenges remain. Unemployment is above 10%, creating slack in the American economy. Consumers continue to reduce debt and limit spending. Many financial institutions have not yet addressed problem assets on their books, which will become problematic if the commercial real estate market experiences weakness as the year unfolds. Finally, the Fed will have to drain liquidity from the system at some point. The Fed's timing and the magnitude of its actions will significantly influence economic and market performance.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,111.50	$3.99
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Lifestyle ETF Market Strategy Conservative Portfolio:

We have audited the accompanying statement of net assets of the Summit Lifestyle ETF Market Strategy Conservative Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Lifestyle ETF Market Strategy Conservative Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
Exchange Traded Funds - 96.2%	Shares	Value
iShares Barclays 3-7 Year Treasury Bond Fund	1,170	$128,887
iShares Barclays Aggregate Bond Fund	26,279	2,711,730
iShares Barclays Intermediate Credit Bond Fund	5,024	516,015
iShares Barclays MBS Bond Fund	6,921	733,903
iShares Barclays TIPS Bond Fund	2,391	248,425
iShares iBoxx $ High Yield Corporate Bond Fund	4,411	387,462
iShares MSCI EAFE Index Fund	8,253	456,391
iShares Russell 2000 Index Fund	1,808	112,566
iShares S&P 500 Growth Index Fund	16,693	968,027
iShares S&P 500 Index Fund	5,595	624,458
iShares S&P 500 Value Index Fund	18,257	967,804
Midcap SPDR Trust Series 1	1,723	227,022
Vanguard Emerging Markets Fund	2,773	113,693

Total Exchange Traded Funds (Cost $7,996,871)		8,196,383

	Principal
Time deposit - 4.9%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$417,249	417,249

Total Time Deposit (Cost $417,249)		417,249

TOTAL INVESTMENTS (Cost $8,414,120) - 101.1%		8,613,632
Other assets and liabilities, net - (1.1%)		(92,378)
Net Assets - 100%		$8,521,254

Net Assets Consist Of:
Paid-in capital applicable to 175,975 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$8,471,177
Undistributed net investment income		14,955
Accumulated net realized gain (loss) on investments		(164,390)
Net unrealized appreciation (depreciation) on investments		199,512

Net Assets		$8,521,254

Net Asset Value per Share		$48.42

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income	$148,910
Interest Income	34
Total investment income	148,944

Expenses:
Investment advisory fee	22,338
Transfer agent fees and expenses	2,232
Directors' fees and expenses	633
Administrative fees	4,061
Custodian fees	3,938
Reports to shareholders	350
Professional fees	15,793
Miscellaneous	76
Total expenses	49,421
Reimbursement from Advisor	(18,946)
Fees paid indirectly	(14)
Net expenses	30,461
Net Investment Income	118,483

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(57,916)
Change in unrealized appreciation (depreciation)	331,267

Net Realized and Unrealized Gain
(Loss) on Investments	273,351

Increase (Decrease) in Net Assets
Resulting From Operations	$391,834

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$118,483	$47,659
Net realized gain (loss)	(57,916)	(108,357)
Change in unrealized appreciation or (depreciation)	331,267	(134,151)

Increase (Decrease) in Net Assets
Resulting From Operations	391,834	(194,849)

Distributions to shareholders from:
Net investment income	(102,530)	(70,432)
Net realized gain	--	(776)
Total distributions	(102,530)	(71,208)

Capital share transactions:
Shares sold	8,529,761	1,830,907
Reinvestment of distributions	102,529	71,207
Shares redeemed	(2,595,680)	(351,647)
Total capital share transactions	6,036,610	1,550,467

Total Increase (Decrease) in Net Assets	6,325,914	1,284,410

Net Assets
Beginning of year	2,195,340	910,930
End of year (including undistributed net investment
income of $14,955 and $926, respectively)	$8,521,254	$2,195,340

Capital Share Activity
Shares sold	180,606	38,698
Reinvestment of distributions	2,108	1,672
Shares redeemed	(57,087)	(7,256)
Total capital share activity	125,627	33,114

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Summit Lifestyle ETF Market Strategy Conservative Portfolio (the "Portfolio"), a series of Summit Mutal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in various exchange traded funds (the "Underlying Funds"), representing different market exposure.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange traded funds	$8,196,383	--	--	$8,196,383
Other debt obligations	--	$417,249	--	417,249
TOTAL	$8,196,383	$417,249	--	$8,613,632

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,984 was payable at year end. In addition, $3,541 was payable to the Advisor for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $724 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $62 for the year ended December 31, 2009. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $9,286,273 and $3,546,714, respectively.

Capital Loss Carryforward

Expiration Date
31-Dec-16	$56,593
31-Dec-17	39,392

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:
	2009	2008
Distributions paid from:
Ordinary income	$102,530	$71,208
Total	$102,530	$71,208

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$154,290
Unrealized (depreciation)	(23,183)
Net unrealized appreciation/(depreciation)	$131,107
Undistributed ordinary income	$14,955
Capital loss carryforward	($95,985)
Federal income tax cost of investments	$8,482,525

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and exchange traded funds.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds and excise taxes.

Undistributed net investment income	($1,924)
Accumulated net realized gain (loss)	1,938
Paid-in capital	(14)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 27.5% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
	Years Ended
	December 31,	December 31,
	2009	2008
Net asset value, beginning	$43.60	$52.86
Income from investment operations
Net investment income	.67	1.09
Net realized and unrealized gain (loss)	4.74	(7.85)
Total from investment operations	5.41	(6.76)
Distributions from
Net investment income	(.59)	(2.45)
Net realized gain	--	(.05)
Total distributions	(.59)	(2.50)
Total increase (decrease) in net asset value	4.82	(9.26)
Net asset value, ending	$48.42	$43.60

Total return*	12.40%	(13.12%)
Ratios to average net assets: A,B
Net investment income (loss)	2.92%	3.50%
Total expenses	1.22%	4.48%
Expenses before offsets	.75%	.75%
Net expenses	.75%	.75%
Portfolio turnover	88%	66%
Net assets, ending (in thousands)	$8,521	$2,195

	Periods Ended
	December 31,	December 31,
	2007(z)	2006^
Net asset value, beginning	$49.89	$50.00
Income from investment operations
Net investment income	1.80	--
Net realized and unrealized gain (loss)	1.17	(.11)
Total from investment operations	2.97	(.11)
Distributions from
Net investment income	--	--
Net realized gain	--	--
Total distributions	--	--
Total increase (decrease) in net asset value	2.97	(.11)
Net asset value, ending	$52.86	$49.89

Total return*	5.95%	(.22%)
Ratios to average net assets: A,B
Net investment income (loss)	3.47%	(.52%) (a)
Total expenses	7.28%	220.34% (a)
Expenses before offsets	.75%	.75% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	15%	0%
Net assets, ending (in thousands)	$911	$150

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

(z) Per share figures calculated using the average shares method.

* Total return is not annualized for periods less than one year.

^ From December 28, 2006 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory ContractS

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2009. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2009. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also noted that the Advisor was reimbursing expenses of the Portfolio in an amount that exceeded its entire advisory fee. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board also took into account management's discussion of the Portfolio's peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation.

The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit Lifestyle
ETF Market Strategy
Aggressive
Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
16	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting
19	Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contracts
24	Director and Officer Information Table

Summit Lifestyle ETF Market Strategy Aggressive Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit Lifestyle ETF Market Strategy Aggressive Portfolio returned 20.09% compared to 26.46% for the Standard & Poor's (S&P) 500 Index, its benchmark. For context, a composite index, which is comprised of 80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index, returned 22.36% for the reporting period. The Portfolio underperformed relative to this composite primarily because of slight weighting differences between the stock and bond components of the Portfolio and the weighting of stocks and bonds in the composite index. The incorporation of certain stock and bond exposures in the Portfolio that are not in the composite index also contributed to the difference in performance.

Summit Lifestyle ETF Market Strategy Aggressive Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	20.09%
Since inception (12.28.06)	-3.16%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

**In December 2009 the Portfolio changed its broad-based benchmark to the S&P 500 Index from the Summit Lifestyle ETF Market Strategy Aggresive Composite in order to adopt an index that is not blended. The Portfolio also continues to show the Summit Lifestyle ETF Market Strategy Aggressive Composite because it is more consistent with the Portfolio's construction process and represents a more accurate reflection of the Portfolio's anticipated risk and return patterns.

***80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

Economic and market performance in early 2009 closely resembled that of late 2008. Equity markets were weak. Fixed-income markets were frozen. Economies around the world were in recession. The stability of the global financial system was uncertain, as was the viability of many of the world's leading financial institutions. In an effort to prevent economic depression, the Federal Reserve (Fed) and central banks around the world flooded the system with liquidity and stabilized markets. Severely negative GDP growth in the United States, which persisted from late 2008 into 2009, turned positive during the last two quarters of the year, albeit off a lower base.

Fixed-income markets opened up for both investment-grade and high-yield issuers, which was critical in breaking the credit crunch that began in 2008. Bond investments provided a wide range of returns during 2009. The corporate bond sector produced a return of 18.68% for the year, while the U.S. Treasury sector returned -3.57%. Mortgage-backed securities returned 5.89% as the government launched a trillion dollar purchase program to support that market. In general, riskier assets performed well, while lower-risk assets lagged. This was a complete reversal from 2008, when riskier assets were shed by investors and delivered strongly negative returns.

After posting negative returns during the first few months of the year, equity markets rallied. As liquidity and risk-taking returned to the marketplace, a more positive economic outlook prevailed and share prices moved higher.

Asset Allocation	% of Total Investments
Domestic Equity Exchange Traded Funds	67%
International and Global Equity Exchange Traded Funds	13%
Fixed Income Exchange Traded Funds	18%
Time Deposit	2%
Total	100%

Portfolio Strategy

The Portfolio was slightly underweight in equities during much of the fourth quarter; however, it finished 2009 with an equity weighting that was roughly in-line with the composite. The Portfolio includes ETFs investing in domestic and international stocks, investment-grade bonds and, to a lesser extent, high-yield bonds. As a "fund of funds," the Portfolio holds a variety of ETFs that focus on specific asset classes.

During 2009, the Portfolio's positions in large, mid-sized, and smaller company growth ETFs helped performance relative to the composite, as did small positions in emerging markets and international ETFs. Positions in large-cap value ETFs detracted from annual performance. On the fixed-income side of the portfolio, high-yield bond ETFs and Treasury Inflation Protected Securities (TIPS) outperformed the index, while a Treasury ETF underperformed on a relative basis. Throughout the year, the Portfolio was reallocated periodically in an effort to optimize returns.

Outlook

During 2010, we expect to see some economic growth in the United States and throughout the world, and improved corporate earnings. We anticipate that recovery will remain modest as many challenges remain. Unemployment is above 10%, creating slack in the American economy. Consumers continue to reduce debt and limit spending. Many financial institutions have not yet addressed problem assets on their books, which may become problematic if the commercial real estate market experiences weakness as the year unfolds. Finally, the Fed will have to drain liquidity from the system at some point. The Fed's timing and the magnitude of its actions will significantly influence economic and market performance.

January 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,186.80	$4.13
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Lifestyle ETF Market Strategy Aggressive Portfolio:

We have audited the accompanying statement of net assets of the Summit Lifestyle ETF Market Strategy Aggressive Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Lifestyle ETF Market Strategy Aggressive Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

December 31, 2009
Exchange Traded Funds - 99.2%	Shares	Value
iShares Barclays 3-7 Year Treasury Bond Fund	469	$51,665
iShares Barclays Aggregate Bond Fund	10,453	1,078,645
iShares Barclays Intermediate Credit Bond Fund	1,995	204,906
iShares Barclays MBS Bond Fund	3,119	330,739
iShares Barclays TIPS Bond Fund	1,077	111,900
iShares iBoxx $ High Yield Corporate Bond Fund	1,753	153,984
iShares MSCI EAFE Index Fund	20,118	1,112,525
iShares Russell 2000 Index Fund	4,432	275,936
iShares S&P 500 Growth Index Fund	40,705	2,360,483
iShares S&P 500 Index Fund	13,670	1,525,709
iShares S&P 500 Value Index Fund	44,521	2,360,058
Midcap SPDR Trust Series 1	4,200	553,392
Vanguard Emerging Markets Fund	6,798	278,718

Total Exchanged Traded Funds (Cost $10,069,061)		10,398,660

	Principal
Time Deposit - 1.7%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$182,232	182,232

Total Time Deposit (Cost $182,232)		182,232

TOTAL INVESTMENTS (Cost $10,251,293) - 100.9%		10,580,892
Other assets and liabilities, net - (0.9%)		(97,074)
Net Assets - 100%		$10,483,818

Net Assets Consist of:
Paid-in capital applicable to 242,288 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$10,409,625
Undistributed net investment income		7,450
Accumulated net realized gain (loss) on investments		(262,856)
Net unrealized appreciation (depreciation) on investments		329,599

Net Assets		$10,483,818

Net Asset Value per Share		$43.27

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income	$122,847
Total investment income	122,847

Expenses:
Investment advisory fee	20,348
Transfer agent fees and expenses	2,230
Directors' fees and expenses	565
Administrative fees	3,700
Custodian fees	3,619
Reports to shareholders	230
Professional fees	15,735
Miscellaneous	3
Total expenses	46,430
Reimbursement from Advisor	(18,675)
Fees paid indirectly	(7)
Net expenses	27,748

Net Investment Income	95,099

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(156,438)
Change in unrealized appreciation (depreciation)	600,809

Net Realized and Unrealized Gain
(Loss) on Investments	444,371

Increase (Decrease) in Net Assets
Resulting From Operations	$539,470

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$95,099	$26,354
Net realized gain (loss)	(156,438)	(107,257)
Change in unrealized appreciation or (depreciation)	600,809	(264,832)

Increase (Decrease) in Net Assets
Resulting From Operations	539,470	(345,735)

Distributions to shareholders from:
Net investment income	(87,313)	(42,235)
Net realized gain	--	(125)
Total distributions	(87,313)	(42,360)

Capital share transactions:
Shares sold	10,628,986	640,683
Reinvestment of distributions	87,312	42,360
Shares redeemed	(1,896,196)	(61,545)
Total capital share transactions	8,820,102	621,498

Total Increase (Decrease) in Net Assets	9,272,259	233,403

Net Assets
Beginning of year	1,211,559	978,156
End of year (including undistributed net investment
income of $7,450 and $531, respectively)	$10,438,818	$1,211,559

Capital Share Activity
Shares sold	252,978	14,956
Reinvestment of distributions	2,002	1,201
Shares redeemed	(46,038)	(1,520)
Total capital share activity	208,942	14,637

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: The Summit Lifestyle ETF Market Strategy Aggressive Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in various exchange traded funds (the "Underlying Funds"), representing different market exposure.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchanged Traded Funds	$10,398,660	--	--	$10,398,660
Other Debt Obligations	--	$182,232	--	182,232
TOTAL	$10,398,660	$182,232	--	$10,580,892

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets. Under the terms of the agreement, $4,910 was payable at year end. In addition, $3,642 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement $893 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $56 for the year ended December 31, 2009. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $10,822,129 and $2,081,745, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$48,485
31-Dec-17	110,750

Capital losses may be utilized to offset future capital gains to expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:
	2009	2008
Distributions paid from:
Ordinary income	$87,313	$42,360
Total	$87,313	$42,360

As of December 31, 2009, the tax basis components of distributable earnings (accumulated losses) and the federal taxt cost were as follows:
Unrealized appreciation	$254,974
Unrealized (depreciation)	(28,996)
Net unrealized appreciation/(depreciation)	$225,978
Undistributed ordinary income	$7,450
Capital loss carryforward	($159,235)
Federal income tax cost of investments	$10,354,914

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and exchange traded funds.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary -permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds and excise taxes.

Undistributed net investment income	($867)
Accumulated net realized gain (loss)	917
Paid-in capital	(50)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 69.3% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
	Years Ended
	December 31,	December 31,
	2009	2008
Net asset value, beginning	$36.33	$52.28
Income from investment operations
Net investment income	.38	.78
Net realized and unrealized gain (loss)	6.92	(15.08)
Total from investment operations	7.30	(14.30)
Distributions from
Net investment income	(.36)	(1.64)
Net realized gain	--	(.01)
Total distributions	(.36)	(1.65)
Total increase (decrease) in net asset value	6.94	(15.95)
Net asset value, ending	$43.27	$36.33

Total return*	20.09%	(27.72%)
Ratios to average net assets: A,B
Net investment income	2.57%	2.50%
Total expenses	1.25%	5.55%
Expenses before offsets	.75%	.75%
Net expenses	.75%	.75%
Portfolio turnover	54%	69%
Net assets, ending (in thousands)	$10,484	$1,212

	Periods Ended
	December 31,	December 31,
	2007 (z)	2006^
Net asset value, beginning	$49.79	$50.00
Income from investment operations
Net investment income	1.23	--
Net realized and unrealized gain (loss)	1.26	(.21)
Total from investment operations	2.49	(.21)
Total increase (decrease) in net asset value	2.49	(.21)
Net asset value, ending	$52.28	$49.79

Total return*	5.00%	(.42%)
Ratios to average net assets: A,B
Net investment income	2.35%	(.72%) (a)
Total expenses	7.14%	220.77% (a)
Expenses before offsets	.75%	.75% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	27%	0%
Net assets, ending (in thousands)	$978	$149

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses be fore offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

(z) Per share figures calculated using the average shares method.

* Total return is not annualized for periods less than one year.

^ From December 28, 2006 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-year period ended June 30, 2009. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2009. The Board took into account management's discussion of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also noted that the Advisor was reimbursing expenses of the Portfolio in an amount that exceeded its entire advisory fee. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board also took into account management's discussion of the Portfolio's peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is being addressed; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Summit Natural
Resources Portfolio

Annual Report

December 31, 2009

E-Delivery Sign-Up --

Details Inside

Calvert Investments
A UNIFI Company

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
16	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting
20	Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contracts
24	Director and Officer Information Table

Summit Natural Resources Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2009, Summit Natural Resources Portfolio returned 31.04% compared to 26.46% for its benchmark, the Standard & Poor's (S&P) 500 Index. Concentrated holdings in the commodity and natural resource sectors were behind the Portfolio's strong performance. The S&P 500 Index has a more diversified allocation of holdings across sectors.

Summit Natural Resources Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.09)
One year	31.04%
Since inception (12.28.06)	-1.44%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

Investment Climate

Investor sentiment was positive for both commodities and natural resources in general during 2009. The price of crude oil futures, for example, increased 32% and closed the year at $79 per barrel. Metal prices also rose dramatically during 2009. Copper futures were up 131%, and gold and materials prices gained substantially, as well.

Natural gas was one of the few commodities to experience a price reduction in 2009. Its price fell by roughly 25%. An improved global economic environment provided pricing support to natural resources as the year progressed. The weakening U.S. dollar also provided pricing support, in dollar-denominated terms, throughout the year.

Portfolio Strategy

The Portfolio invests in exchange-traded funds (ETFs) and exchange-traded notes (ETNs) that track various commodity, natural resource, raw material, and utility indexes. The Portfolio's positions in the iShares S&P Global Materials ETF and the Vanguard Materials ETF provided some of the best returns during the year. In addition, exposure to the Claymore Clear Global Timber ETF provided a positive relative return. The iShares Dow Jones Utilities Sector ETF and the Powershares Water Resources ETF delivered the worst performance in the portfolio. The Powershares DB Commodity Index and the iPath Dow Jones UBS Commodity Index ETNs also provided relatively poor returns.

The Portfolio reduced its exposure to commodity index ETFs during the year and increased exposure to global utilities, materials, and water resource ETFs. Commodity index ETFs have a reasonable amount of energy-related exposure, but they did not perform as well as other ETFs during 2009.

Economic Sectors	% of Total Investments
Material Stocks	27.4%
Forestry Stocks	2.0%
Energy Stocks	23.4%
Water Stocks	4.0%
Utilities Stocks	4.1%
Energy Commodities	16.9%
Grain Commodities	6.2%
Industrial Metals Commodities	7.9%
Precious Metals Commodities	3.9%
Soft Commodities	3.2%
Livestock Commodities	1.0%
Total	100%

Outlook

Global economic growth generally turned positive in 2009. Central bank and government intervention helped to support demand, reduce uncertainty, and lower systemic risk in financial markets. While it appears that many countries may be at or near recovery, the pace of recovery is likely to be characterized by slow or moderate growth in many places. Financial systems are recovering and the current unprecedented government support will need to be withdrawn over time.

Ongoing global economic recovery should bode well for commodity and natural resource prices in 2010. In addition, fiscal and monetary stimulus in the United States should support commodity and natural resource prices. If the U.S. dollar continues to weaken, it will support higher dollar-denominated commodity prices.

January 2010

As of December 31, 2009, the following holdings represented the following percentages of Portfolio net assets: iShares S&P Global Materials (22.92%), Vanguard Materials (18.88%), Claymore Clear Global Timber (1.99%), iShares Dow Jones Utilities Sector (3.99%), Powershares Water Resources (3.96%), Powershares DB Commodity Index (19.11%), and iPath Dow Jones UBS Commodity Index (19.14%). All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,194.30	$4.15
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Natural Resources Portfolio:

We have audited the accompanying statement of net assets of the Summit Natural Resources Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Natural Resources Portfolio as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS

DECEMBER 31, 2009
Investment Companies - 98.1%	Shares	Value
Claymore/Beacon Global Timber Index ETF	19,270	$346,089
iPath Dow Jones-UBS Commodity Index Total Return ETN*	78,748	3,327,891
iShares Dow Jones US Utilities Sector Index ETF	9,266	693,004
iShares S&P Global Materials Index ETF	22,383	1,392,670
iShares S&P North American Natural Resources Sector Index ETF	116,176	3,985,999
PowerShares DB Commodity Index Tracking Fund*	134,971	3,322,986
PowerShares Water Resources Portfolio ETF	40,791	687,736
Vanguard Materials ETF	48,403	3,282,692

Total Investment Companies (Cost $15,836,387)		17,039,067
	Principal
Time Deposit - 3.0%	Amount
State Street Corp. Time Deposit, 0.00%, 1/4/10	$517,649	517,649

Total Time Deposit (Cost $517,649)		517,649

TOTAL INVESTMENTS (Cost $16,354,036) - 101.1%		17,556,716
Other assets and liabilities, net - (1.1%)		(187,736)
NET ASSETS - 100%		$17,368,980

Net Assets Consist Of:
Paid-in capital applicable to 364,814 shares of common
stock outstanding; $0.10 par value, 20,000,000 shares authorized		$20,691,405
Undistributed net investment income		12,181
Accumulated net realized gain (loss) on investments		(4,537,286)
Net unrealized appreciation (depreciation) on investments		1,202,680

Net Assets		$17,368,980

Net Asset Value Per Share		$47.61

* Non-income producing security.

Abbreviations:

ETF: Exchange-traded fund
ETN: Exchange-traded note

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2009
Net Investment Income
Investment Income:
Dividend income	$115,267
Interest income	48
Total investment income	115,315

Expenses:
Investment advisory fee	66,676
Transfer agent fees and expenses	2,322
Accounting fees	1,186
Directors' fees and expenses	1,940
Administrative fees	12,123
Custodian fees	4,728
Reports to shareholders	2,058
Professional fees	17,277
Miscellaneous	365
Total expenses	108,675
Reimbursement from Advisor	(17,725)
Fees paid indirectly	(29)
Net expenses	90,921

Net Investment Income	24,394

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(2,288,408)
Change in unrealized appreciation (depreciation)	5,748,315

Net Realized and Unrealized Gain
(Loss) on Investments	3,459,907

Increase (Decrease) in Net Assets
Resulting From Operations	$3,484,301

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$24,394	$32,764
Net realized gain (loss)	(2,288,408)	(2,232,758)
Change in unrealized appreciation or (depreciation)	5,748,315	(4,718,312)

Increase (Decrease) in Net Assets
Resulting From Operations	3,484,301	(6,918,306)

Distributions to shareholders from:
Net investment income	(41,810)	(18,369)

Capital share transactions:
Shares sold	10,788,926	21,854,364
Reinvestment of distributions	41,810	18,369
Shares redeemed	(4,578,253)	(8,516,773)
Total capital share transactions	6,252,483	13,355,960

Total Increase (Decrease) in Net Assets	9,694,974	6,419,285

Net Assets
Beginning of year	7,674,006	1,254,721
End of year (including undistributed net
investment income of $12,181 and $16,370, respectively)	$17,368,980	$7,674,006

Capital Share Activity
Shares sold	266,524	342,208
Reinvestment of distributions	874	516
Shares redeemed	(113,298)	(152,612)
Total capital share activity	154,100	190,112

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A --- Significant Accounting Policies

General: Summit Natural Resources Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the "Underlying Funds") representing different natural resources exposures.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entitiy, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange traded funds & notes	$17,039,067	--	--	$17,039,067
Other debt obligations	--	$517,649	--	517,649
TOTAL	$17,039,067	$517,649	--	$17,556,716

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55%, of the Portfolio's average daily net assets. Under the terms of the agreement, $7,870 was payable at year end. In addition, $4,270 was payable at year end for operating expenses paid by the Advisor during December 2009.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% based on the Portfolio's average daily net assets. Under the terms of the agreement, $1,431 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $72 for the year ended December 31, 2009. Under the terms of the agreement, $6 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $10,331,784 and $4,139,376, respectively.

Capital Loss Carryforwards

Expiration Date
31-Dec-16	$1,893,101

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:
	2009	2008
Distributions paid from:
Ordinary income	$41,810	$18,369
Total	$41,810	$18,369

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Unrealized appreciation	$240,733
Unrealized (depreciation)	(1,682,238)
Net unrealized appreciation/(depreciation)	($1,441,505)
Undistributed ordinary income	$12,181
Capital loss carryforward	($1,893,101)
Federal income tax cost of investments	$18,998,221

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and partnerships.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have not impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships and prior year adjustments to real estate investment trusts.
Undistributed net investment income	$13,227
Accumulated net realized gain (loss)	(13,227)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions ocurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
	Years Ended
	December 31,	December 31,
	2009 (z)	2008
Net asset value, beginning	$36.42	$60.90
Income from investment operations
Net investment income	.08	.10
Net realized and unrealized gain (loss)	11.22	(24.46)
Total from investment operations	11.30	(24.36)
Distributions from
Net investment income	(.11)	(.12)
Total distributions	(.11)	(.12)
Total increase (decrease) in net asset value	11.19	(24.48)
Net asset value, ending	$47.61	$36.42

Total return*	31.04%	(40.03%)
Ratios to average net assets: A,B
Net investment income	.20%	.40%
Total expenses	.90%	1.38%
Expenses before offsets	.75%	.75%
Net expenses	.75%	.75%
Portfolio turnover	35%	101%
Net assets, ending (in thousands)	$17,369	$7,674

	Periods Ended
	December 31,	December 31,
	2007	2006^
Net asset value, beginning	$49.98	$50.00
Income from investment operations
Net investment income	.10	--
Net realized and unrealized gain (loss)	10.82	(.02)
Total from investment operations	10.92	(.02)
Distributions from
Net investment income	--	--
Total distributions	--	--
Total increase (decrease) in net asset value	10.92	(.02)
Net asset value, ending	$60.90	$49.98

Total return*	21.85%	(.04%)
Ratios to average net assets: A,B
Net investment income (loss)	.23%	(.75%) (a)
Total expenses	6.33%	133.46% (a)
Expenses before offsets	.75%	.75% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	28%	0%
Net assets, ending (in thousands)	$1,255	$250

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

*      Total return is not annualized for periods less than one year.

^     From December 28, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory ContractS

At a meeting held on December 10, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2009. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2009. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's management fee (after taking into account expense reimbursements), which includes the advisory fee paid to the Advisor and the administrative fee paid to an affiliate of the Advisor, was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2009 as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 74	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	24
ALICE GRESHAM AGE: 59	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 64	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Director	1999 CVS 2008 Summit	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Director	1982 CVS 2008 Summit	Retired executive.	24	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 52	Director & President	2004 CVS 2008 Summit	As of May 2009, Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also continues to serve as President and Chair of Summit Investment Advisors, Inc.	24	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005 CVS 2008 Summit

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
JAMES R. MCGLYNN, CFA AGE: 50	Vice President	2009	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Partners.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/09
	$	%*	$	% *

(a) Audit Fees	$211,750	0%	$200,805	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$38,967	0%	$36,959	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$250,717	0%	$237,764	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc.("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to the registrant. KPMG LLP was selected as the registrant's independent accountant and principal accountant to audit the registrant's financial statements. Prior to December 2008, the registrant followed a different pre-approval policy for non-audit services, as disclosed in registrant's last report in response to this Item.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/09
$	%*	$	% *
$25,500	0%*	$4,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT MUTUAL FUNDS, INC.
By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer
Date:	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Chairman -- Principal Executive Officer
Date: March 4, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: March 4, 2010